SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /_/
     Pre-Effective Amendment No. __                                      /_/


     Post-Effective Amendment No. 43                                     /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          /_/


     Amendment No. 43                                                    /X/




                       THE DREYFUS/LAUREL FUNDS, INC.
             (Exact Name of Registrant as Specified in Charter)

                        200 Park Avenue - 55th floor
                          New York, New York 10166
             (Address of Principal Executive Office) (ZIP Code)

     Registrant's Telephone Number, including Area Code: (800) 225-5267

                              John E. Pelletier
                                  Secretary
                       The Dreyfus/Laurel Funds, Inc.
                        200 Park Avenue - 55th floor
                          New York, New York 10166
                   (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as possible after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):


/X/ immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/_/ on (date) pursuant to paragraph (a)(1)
/_/ 75 days after filing pursuant to paragraph (a)(2)
/_/ on (date) pursuant to paragraph (a)(2) of Rule 485.



If appropriate, check the following box:
/_/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.




     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended October 31, 1995 was filed with the Commission on December 28, 1995.



                       The Dreyfus/Laurel Funds, Inc.
                Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A      Caption                  Prospectus Caption

1.             Cover Page               Cover Page

2.             Synopsis                 Expense Summary

3.             Condensed Financial      Financial Highlights
               Information

4.             General Description of   Description of the Fund--Investment
               Registrant               Objective, Management Policies,
                                        Investment Techniques, Certain
                                        Portfolio Securities; General
                                        Information

5.             Management of the Fund   Management of the Fund

6.             Capital Stock and Other  Description of the Fund--General;
               Securities               Dividends, Other Distributions and
                                        Taxes; Shareholder Services--
                                        Dreyfus Dividend Options; General
                                        Information

7.             Purchase of Securities   Expense Summary; Management of the
               Being Offered            Fund; How to Buy Fund Shares;
                                        Distribution Plan (Investor Shares
                                        Only); Shareholder Services

8.             Redemption or            How to Redeem Fund Shares;
               Repurchase               Shareholder Services--Automatic
                                        Withdrawal Plan

9.             Pending Legal            Not Applicable
               Proceedings





                       The Dreyfus/Laurel Funds, Inc.
                Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part B of                               Statement of Additional
Form N-1A      Caption                  Information Caption

10.            Cover Page               Cover Page

11.            Table of Contents        Table of Contents

12.            General Information      Cover Page
               History

13.            Investment Objectives    Investment Objective and Management
               and Policies             Policies--Portfolio Securities,
                                        Management Policies, Investment
                                        Restrictions

14.            Management of the Fund   Directors and Officers

15.            Control Persons and      Controlling Shareholder;
               Principal Holders of     Directors and Officers
               Securities


16.            Investment Advisory      Management Arrangements;
               and Other Services       Distribution Plan; Custodian,
                                        Transfer and Dividend Disbursing
                                        Agent, Counsel and Independent
                                        Auditors

17.            Brokerage Allocation     Portfolio Transactions
               and Other Practices

18.            Capital Stock and Other  Cover Page; Information About the
               Securities               Fund; (See Prospectus Captions:
                                        Description of the Fund--General;
                                        General Information)

19.            Purchase, Redemption     Purchase of Fund Shares; Redemption
               and Pricing of           of Fund Shares; Shareholder
               Securities Being         Services; Determination of Net
               Offered                  Asset Value

20.            Tax Status               Dividends, Other Distributions and
                                        Taxes

21.            Underwriters             (See Prospectus Caption: Management
                                        of the Fund)

22.            Calculation of           Performance Information
               Performance Data

23.            Financial Statements     Not Applicable



                       The Dreyfus/Laurel Funds, Inc.
                    Contents of Post-Effective Amendment

This Post-Effective Amendment to the Registration Statement on Form N-1A for The Dreyfus/Laurel Funds, Inc. (the "Registrant") contains the following documents:

Facing Sheet

Cross-Reference Sheet

Part A -  Prospectus

Dreyfus International Equity Allocation Fund
Dreyfus Disciplined Midcap Stock Fund
Dreyfus Institutional S&P 500 Stock Index Fund
Dreyfus Disciplined Equity Income Fund
Dreyfus European Fund
Dreyfus Money market Reserves
Dreyfus U.S. Treasury Reserves
Dreyfus Municipal Reserves
Dreyfus Institutional Prime Money Market Fund
Dreyfus Institutional Government Money Market Fund
Dreyfus Institutional U.S. Treasury Money Market Fund
Premier Balanced Fund
Premier Small Company Stock Fund
Premier Limited Term Income Fund

Part B -  Statement of Additional Information

Dreyfus International Equity Allocation Fund
Dreyfus Disciplined Midcap Stock Fund
Dreyfus Institutional S&P 500 Stock Index Fund
Dreyfus Disciplined Equity Income Fund
Dreyfus European Fund
Dreyfus Money market Reserves
Dreyfus U.S. Treasury Reserves
Dreyfus Municipal Reserves
Dreyfus Institutional Prime Money Market Fund
Dreyfus Institutional Government Money Market Fund
Dreyfus Institutional U.S. Treasury Money Market Fund
Premier Balanced Fund
Premier Small Company Stock Fund
Premier Limited Term Income Fund

Part C - Other Information

Dreyfus International Equity Allocation Fund
Dreyfus Disciplined Midcap Stock Fund
Dreyfus Institutional S&P 500 Stock Index Fund
Dreyfus Disciplined Equity Income Fund
Dreyfus European Fund
Dreyfus Money market Reserves
Dreyfus U.S. Treasury Reserves
Dreyfus Municipal Reserves
Dreyfus Institutional Prime Money Market Fund
Dreyfus Institutional Government Money Market Fund
Dreyfus Institutional U.S. Treasury Money Market Fund
Premier Balanced Fund
Premier Small Company Stock Fund
Premier Limited Term Income Fund

Signatures






______________________________________________________________________________
PROSPECTUS                                                      MARCH 1, 1996
                     DREYFUS DISCIPLINED MIDCAP STOCK FUND
______________________________________________________________________________
        DREYFUS DISCIPLINED MIDCAP STOCK FUND (THE "FUND"), FORMERLY CALLED THE "LAUREL MIDCAP STOCK FUND," IS A SEPARATE, DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL FUNDS, INC., AN OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND SEEKS TOTAL INVESTMENT RETURNS (INCLUDING CAPITAL APPRECIATION AND INCOME) WHICH CONSISTENTLY OUTPERFORM THE STANDARD & POOR'S 400 MIDCAP INDEX.
        BY THIS PROSPECTUS, THE FUND IS OFFERING INVESTOR SHARES AND CLASS R SHARES. (CLASS R SHARES OF THE FUND WERE FORMERLY CALLED TRUST SHARES.) INVESTOR SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS R SHARES ARE SOLD PRIMARILY TO BANK TRUST DEPARTMENTS AND OTHER FINANCIAL SERVICE PROVIDERS (INCLUDING MELLON BANK, N.A. ("MELLON BANK") AND ITS AFFILIATES) ("BANKS") ACTING ON BEHALF OF CUSTOMERS HAVING A QUALIFIED TRUST OR INVESTMENT ACCOUNT OR RELATIONSHIP AT SUCH INSTITUTION, OR TO CUSTOMERS WHO HAVE RECEIVED AND HOLD SHARES OF THE FUND DISTRIBUTED TO THEM BY VIRTUE OF SUCH AN ACCOUNT OR RELATIONSHIP. INVESTOR SHARES ARE SOLD PRIMARILY TO RETAIL INVESTORS BY THE FUND'S DISTRIBUTOR AND BY BANKS, SECURITIES BROKERS OR DEALERS AND OTHER FINANCIAL INSTITUTIONS ("AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT WITH THE FUND'S DISTRIBUTOR.
        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD. INVESTOR SHARES OF THE FUND ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING FEES.
        SHARES OF THE FUND MAY BE PURCHASED OR REDEEMED BY TELEPHONE USING
THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST
TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
______________________________________________________________________________
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________
                                TABLE OF CONTENTS
                                                                PAGE
         Expense Summary........................                 4
         Financial Highlights...................                 5
         Description of the Fund................                 7
         Management of the Fund.................                12
         How to Buy Fund Shares.................                14
         Shareholder Services...................                17
         How to Redeem Fund Shares..............                20
         Distribution Plan (Investor Shares Only)               22
         Dividends, Other Distributions and Taxes               23
         Performance Information................                24
         General Information....................                25
      Page 2
[This Page Intentionally Left Blank]
      Page 3


                             EXPENSE SUMMARY
                                                                        INVESTOR SHARES             CLASS R SHARES
                                                                        _______________             ______________
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases.................                none                       none
  Maximum Sales Load Imposed on Reinvestments.............                none                       none
  Deferred Sales Load.....................................                none                       none
  Redemption Fee..........................................                none                       none
  Exchange Fee............................................                none                       none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of net assets)
  Management Fee..........................................                1.10%                      1.10%
  12b-1 Fee(1)............................................                 .25%                      none
  Other Expenses(2).......................................                 .00%                       .00%
                                                                          ______                    ______
  Total Fund Operating Expenses...........................                1.35%                      1.10%
EXAMPLE:
                You would pay the following expenses
                on a $1,000 investment, assuming (1) a 5% annual
                return and (2) redemption at the end of each
                time period:                                           INVESTOR SHARES          CLASS R SHARES
                                 1 Year                                   $  14                      $  11
                                 3 Years                                  $  43                      $  35
                                 5 Years                                  $  74                      $  61
                                 10 Years                                  $162                       $134
(1) See "Distribution Plan (Investor Shares Only)" for a description of the
Fund's Distribution Plan for the Investor Class.
(2) Does not include fees and expenses of the non-interested Directors
(including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be .01% of the Fund's net assets. (See "Management of the Fund.")

______________________________________________________________________________
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________
                The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National
Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Agents may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan (Investor Shares Only)."
        The Company understands that Agents may charge fees to their clients who are owners of the Fund's Investor shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the client for various services provided in connection with their accounts.
      Page 4


                           FINANCIAL HIGHLIGHTS
        The tables below are based upon a single Investor share or Class R share outstanding throughout each year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated October 31, 1995 which is incorporated by reference in the SAI. The financial statements included in the Fund's Annual
Report for the year ended October 31, 1995 have been audited by KPMG Peat
Marwick LLP, independent auditors, whose report appears in the Fund's Annual
Report. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

DREYFUS DISCIPLINED MIDCAP STOCK FUND
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                            FISCAL YEAR             PERIOD
                                                                               ENDED                ENDED
                                                                             10/31/95             10/31/94#
_____________________________________________________________________________________________________________
Net asset value, beginning of period                                          $9.75                $10.00
                                                                             -------               -------
Income from investment operations:
        Net investment income                                                   .09                  0.05
        Net realized and unrealized gain (loss) on investments                 2.17                 (0.26)
                                                                              ______               _______
        Total from investment operations                                       2.26                 (0.21)
        Less distributions:
        Distributions from net investment income                               (.09)                (0.04)
Net asset value, end of period                                               $11.92                 $9.75
                                                                             =======                ======
Total return++                                                                23.39%                (2.06)%
                                                                              ======                =======
Ratios to average net assets/supplemental data:
        Net assets, end of period (000's)                                    $1,417                  $ 54
        Ratio of operating expenses to average net assets                      1.35%                1.40%+
        Ratio of net investment income to average net assets                   0.86%                0.73%+
Portfolio turnover rate                                                        71%                    83%
__________________________________________________________________________________________________________________
    * The Fund commenced selling Investor shares on April 6, 1994.
   +  Annualized.
  ++  Total return represents aggregate total return for the period indicated.
      Prior to October 17, 1994, Mellon Bank served as the
      Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

      Page 5


                          FINANCIAL HIGHLIGHTS (CONTINUED)
DISCIPLINED MIDCAP STOCK FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.

                                                                            FISCAL YEAR             PERIOD
                                                                               ENDED                ENDED
                                                                              10/31/95            10/31/94*#
_______________________________________________________________________________________________________________
Net asset value, beginning of period                                            $9.76              $10.00
                                                                               _______             _______
Income from investment operations:
        Net investment income                                                    0.12                0.09**
        Net realized and unrealized gain (loss) on investments                   2.16               (0.27)
                                                                               ________             _______
        Total from investment operations                                         2.28               (0.18)
Less distributions:
        Distributions from net investment income                                (0.12)              (0.06)
Net asset value, end of period                                                 $11.92               $9.76
                                                                               ========             =======
Total return++                                                                  23.57%              (1.77)%
                                                                               ========             =======
        Ratios to average net assets/supplemental data:
        Net assets, end of period (000's)                                      $12,129            $18,169
        Ratio of operating expenses to average net assets                          1.10%            1.16%+***
        Ratio of net investment income to average net assets                       1.11%            0.98%+
Portfolio turnover rate                                                              71%              83%
________________________________________________________________________________________________________________
    * The Fund commenced operations on November 12, 1993. Any shares out-
      standing prior to April 4, 1994 were designated as Trust Shares.
      Effective October 17, 1994, the Fund's Trust Shares were redesignated as Class R shares.
    **Net investment income before reimbursement of expenses by the investment adviser for the period ended October 31, 1994 was $0.06.
    ***Annualized expense ratio before voluntary reimbursement of expenses by the investment adviser for the period ended October 31, 1994 was 1.53%.
   +  Annualized.
  ++  Total return represents aggregate total return for the period indicated.
    # Prior to October 17, 1994, Mellon Bank served as the
      Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manger.

      Page 6
                            DESCRIPTION OF THE FUND
GENERAL
        By this Prospectus, the Fund is offering Investor shares and Class R shares. (Class R shares of the Fund were formerly called Trust Shares.) Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to retail investors by the Fund's Distributor and by Agents that have entered into an Agreement with the Fund's Distributor. If shares of the Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Fund's Distributor. Distribution and shareholder services paid by Investor Class will cause Investor Class to have a higher expense ratio and pay lower dividends than Class R.
INVESTMENT OBJECTIVE
        The Fund seeks total investment returns (including capital appreciation and income) which consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap"). The objective is not fundamental. There can be no assurance that the Fund will meet its stated investment objectives. MANAGEMENT POLICIES
        The Fund attempts to maintain a diversified holding in common stocks of medium capitalization companies, firms with a market value between $200 million and $5 billion. In the view of Dreyfus, many medium-sized companies are in fast-growing industries, offer superior earnings growth potential, and are characterized by strong balance sheets and high returns on equity. However, because the companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with large capitalizations. The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. Emerging and cyclical growth companies are firms which, while they may not have a history of stable long-term growth, are nonetheless expected to represent attractive investments.
        Common stocks are selected for the Fund so that, in the aggregate, the investment characteristics and risk profile of the Fund are similar to the S&P MidCap. While it may maintain aggregate investment characteristics similar to the S&P MidCap, however, the Fund seeks to invest in common stocks of companies which in the aggregate will provide a higher total return than the S&P MidCap. The Fund is not an index fund and its investments are not limited to securities of issuers included in the S&P MidCap.
        Dreyfus utilizes computer techniques to track, and, if possible, outperform the S&P MidCap. To construct the Fund, Dreyfus employs valuation models designed to identify common stocks of companies that are undervalued and should be purchased and retained by the Fund. Undervalued securities are normally characterized by a relatively low price to earnings ratio (using normalized earnings), a low ratio of market price to book value, or underlying asset values that Dreyfus feels are not fully reflected in the current market price. Once undervalued common stocks are identified, Dreyfus' experienced investment analysts construct a fund, using the valuation models, that in the aggregate resembles the S&P MidCap, but is weighted toward the most attractive stocks. The computerized ranking system incorporates information about the relevant criteria as of the most recent period for which data are available to the system. Once ranked, the securities are categorized by the system under the headings "buy," "sell" or "hold."
Dreyfus decides whether to buy, sell, or hold the security based principally on the system's categorization, subject to modification based on subsequently available or other specific relevant information about the security.
      Page 7
        Under normal circumstances, at least 65% of the Fund's total assets will be invested in common stocks. The Fund may also invest in: (1) obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities; (2) instruments of U.S. and foreign banks, including certificates of deposit, banker's acceptances and time deposits, and may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"); (3) corporate obligations rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's rating services, or if unrated, of comparable quality as determined by Dreyfus; (4) Eurodollar bonds and notes; (5) securities of foreign companies evidenced by American Depository Receipts ("ADRs"); (6) repurchase agreements; (7) when-issued transactions; and (8) commercial paper. The Fund may also utilize securities lending and reverse repurchase agreements, and may enter into options and futures contracts for hedging purposes, subject to certain limitations.
        Securities rated BBB by Standard & Poor's or Baa by Moody's are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have speculative characteristics. Further, while bonds rated BBB by Standard & Poor's exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. The Fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.
        The S&P MidCap is composed of 400 domestic common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the S&P MidCap in proportion to its market value. The inclusion of a stock in the S&P MidCap does not imply that Standard & Poor's believes the stock to be an attractive or appropriate investment, nor is Standard & Poor's in any way affiliated with the Fund. The S&P MidCap was created by Standard & Poor's to capture the performance of the stocks that fall in the medium capitalization range. The medium capitalization range of stocks was defined, at the original time of screening, as between $200 million and $5 billion in market value. Any middle-capitalization stocks already included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") were excluded from candidacy for the S&P MidCap. After removal of the 500 stocks, the S&P MidCap candidate populati on was reduced to 1,200 stocks. Standard & Poor's then subjected this smaller population to a variety of screens and eventually the sample size was reduced to the final 400 stocks. Standard & Poor's screened the candidate population using the following criteria: level of trading activity, or liquidity; market value; industry group representation; and the level of controlling interest.
A limited percentage of the S&P MidCap may include Canadian securities. No other foreign securities are eligible for inclusion.
INVESTMENT TECHNIQUES
        In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
        BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
        SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. Securities loans, however, are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
      Page 8
        WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.
        MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Directors determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
        FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The Fund may purchase and sell various financial instruments, including financial futures contracts (such as index futures contracts) and options (such as options on U.S. or foreign securities or indices of such securities). These instruments may be used, for example, to preserve a return or spread or to facilitate or substitute for the sale or purchase of securities. The Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. See the SAI for more information regarding these instruments and the risks relating thereto. The Fund may not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.
        The use of futures and options involves special risks, including: (1) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction; (2) possible lack of a liquid secondary market for any particular instrument at a particular time; (3) the need for additional portfolio management skills and techniques; (4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by Dreyfus concerning direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective; (7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.
        Dreyfus may use futures and options for hedging purposes (to adjust the risk characteristics of the Fund's portfolio) and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. This can increase investment risk. If Dreyfus judges market conditions incorrectly or
      Page 9
employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss , regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.
CERTAIN PORTFOLIO SECURITIES
        AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in U.S. dollar-denominated ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. ADRs are traded in the United States on national securities exchanges or in the over-the-counter market.
        COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's, F-1 by Fitch Investors Service, Inc., Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.
        ECDS, ETDS AND YANKEE CDS. The Fund may invest in ECDs, ETDs and Yankee CDs. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs and Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. See "Foreign Securities."
        EURODOLLAR BONDS AND NOTES. The Fund may invest in Eurodollar bonds and notes. Eurodollar bonds and notes are obligations which pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. Investments in Eurodollar bonds and notes involve risks that differ from investments in securities of domestic issuers. See "Foreign Securities."
        FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand.
This technique offers a method of earning income on idle cash. A risk associated with repur-
      Page 10
chase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities _ Illiquid Securities."
        REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (i) transfers possession of fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
        ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to
Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holder.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the
      Page 11
United States. In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other instrumentalities.
        PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for capital appreciation and income and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
        LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments, in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
                           MANAGEMENT OF THE FUND


        INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996 Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to
      Page 12
the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.
        The Fund is managed by John O'Toole. Mr. O'Toole has managed the Fund since its commencement of operations in November, 1993, and has been employed by Dreyfus as portfolio manager of the Fund since October 17, 1994. Mr. O'Toole is a Senior Vice President and a Portfolio Manager for Mellon Equity Associates. He has been with Mellon Bank since 1979.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 1.10% of the value of the Fund's daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended October 31, 1995, the Fund paid Dreyfus 1.10% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees).


        For the fiscal year ended October 31, 1995, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 1.10% of the average daily net assets of each class for the Investor Class and Class R shares, respectively.
        In addition, Investor shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan (Investor Shares
Only)."
        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administrated by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
        Dreyfus may pay the Fund's Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's Distributor may use part or all of such payments to pay Agents in respect of these services.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with
      Page 13
Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
        DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund
Services, Inc. The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR--Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. The Fund's transfer and dividend disbursing agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. is the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.
                           HOW TO BUY FUND SHARES
        GENERAL -- Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Selling Agreements with the Distributor.
        Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of the Fund who have held their shares since April 4, 1994, may continue to purchase Class R shares of the Fund whether or not they otherwise would be eligible to do so. A "Retirement Plan" is a qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
        Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or
      Page 14
account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
        Fund shares are also offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program. These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement
Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:
        DDA# 044199 Dreyfus Disciplined Midcap Stock Fund/Investor shares; DDA# 044148 Dreyfus Disciplined Midcap Stock Fund/Class R shares.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System
      Page 15
to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4040" for Investor shares and "4030" for Class R shares.
        The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        NET ASSET VALUE PER SHARE ("NAV") -- An investment portfolio's NAV refers to the worth of one share. The NAV for Investor shares and Class R shares is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:
        The portfolio securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at a fair value as determined in good faith in accordance with procedures established by the Board of Directors.
        Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
        NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). Investments and requests to exchange or redeem shares received by the Fund in proper form before such close of business are effective on, and will receive the price determined on, that day (except investments made by electronic funds transfer, which are effective two business days after your call). Investment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.
        The public offering price of Investor shares and Class R shares, both of which are offered on a continuous basis, is the NAV of that Class.
        DREYFUS TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with
      Page 16
the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
                             SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you.
If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE
ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a
      Page 17
check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box
9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427 and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which
      Page 18
do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
        For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these Privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of the your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM
        Dreyfus Step Program enables you to purchase Investor shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase
      Page 19
Investors shares through Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA
"Rollover Accounts."
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
        Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566;
for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call1-800-322-7880.
                          HOW TO REDEEM FUND SHARES
GENERAL -- You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
        The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE
OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL
      Page 20
OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.
PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671 or if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL
BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion
Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be
      Page 21
paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer
Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELE-TRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                              DISTRIBUTION PLAN
                            (INVESTOR SHARES ONLY)
        Investor shares are subject to a Distribution Plan (the "Plan")
adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Investor shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate Dreyfus
Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated
      Page 22
to provide distribution related services with regard to the Fund and/or share-holder services to the Agent's clients that own Investor shares of the Fund.
        The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.
                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        The Fund declares and pays dividends from its net investment income, if any, four times a year and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions in additional Fund shares; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Investor shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Investor Class. See "Expense Summary."
        It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.
        Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over short-term capital loss) will be taxable to such shareholders as long-term capital gains for federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
        Dividend Distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
      Page 23
        Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net capital gain, if any, paid during the year.
        Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS dividends paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.
        With respect to individual investors and certain non-qualified Retirement Plans, federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net capital gain and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
        The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
                              PERFORMANCE INFORMATION
        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of the Investor Class should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions
      Page 24
during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        The Fund may also advertise the yield on a Class of shares. The
Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, the S&P MidCap, S&P 500, CDA Technologies Indexes, indexes created by Lehman Brothers, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The
Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
                            GENERAL INFORMATION
        The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel
Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Fund is a portfolio of the Company. The Fund's shares are classified into two classes_Investor Class and Class R. The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund").
      Page 25
        Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
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DREYFUS
DISCIPLINED
MIDCAP
STOCK FUND
PROSPECTUS
(LION LOGO)
Copy Rights 1996 Dreyfus Service Corporation
                                      330/730p030196

Registration Mark


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PROSPECTUS                                                      MARCH 1, 1996
                   DREYFUS DISCIPLINED EQUITY INCOME FUND
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        DREYFUS DISCIPLINED EQUITY INCOME FUND (THE "FUND"), FORMERLY CALLED THE "DREYFUS EQUITY INCOME FUND," IS A SEPARATE, DIVERSIFIED PORTFOLIO OF
THE DREYFUS/LAUREL FUNDS, INC., AN OPEN-END DIVERSIFIED MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND SEEKS AN ABOVE-AVERAGE LEVEL OF INCOME ALONG WITH MODERATE LONG-TERM GROWTH OF INCOME AND PRINCIPAL BY INVESTING IN A DIVERSIFIED LIST OF SECURITIES, RESULTING IN
A PORTFOLIO WITH A MODERATE LEVEL OF RISK.
        BY THIS PROSPECTUS, THE FUND IS OFFERING INVESTOR SHARES AND CLASS R SHARES. (CLASS R SHARES OF THE FUND WERE FORMERLY CALLED TRUST SHARES.) INVESTOR SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS R SHARES ARE SOLD PRIMARILY TO BANK TRUST DEPARTMENTS AND OTHER FINANCIAL SERVICE PROVIDERS (INCLUDING MELLON BANK, N.A. ("MELLON BANK") AND ITS AFFILIATES) ("BANKS") ACTING ON BEHALF OF CUSTOMERS HAVING A QUALIFIED TRUST OR INVESTMENT ACCOUNT OR RELATIONSHIP AT SUCH INSTITUTION, OR TO CUSTOMERS WHO HAVE RECEIVED AND HOLD SHARES OF THE FUND DISTRIBUTED TO THEM BY VIRTUE OF SUCH AN ACCOUNT OR RELATIONSHIP. INVESTOR SHARES ARE SOLD PRIMARILY TO RETAIL INVESTORS BY THE FUND'S DISTRIBUTOR AND BY BANKS, SECURITIES BROKERS OR DEALERS AND OTHER FINANCIAL INSTITUTIONS ("AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT WITH THE FUND'S DISTRIBUTOR.
        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD. INVESTOR SHARES OF THE FUND ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING FEES.
        SHARES OF THE FUND MAY BE PURCHASED OR REDEEMED BY TELEPHONE USING
THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST
TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS ACRIMINAL OFFENSE.
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                               TABLE OF CONTENTS
                                                                        PAGE
              EXPENSE SUMMARY..............................               3
              FINANCIAL HIGHLIGHTS.........................               4
              DESCRIPTION OF THE FUND......................               6
              MANAGEMENT OF THE FUND.......................              10
              HOW TO BUY FUND SHARES.......................              12
              SHAREHOLDER SERVICES.........................              14
              HOW TO REDEEM FUND SHARES....................              18
              DISTRIBUTION PLAN (INVESTOR SHARES ONLY).....              20
              DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.....              20
              PERFORMANCE INFORMATION......................              22
               GENERAL INFORMATION..........................              23
                                    Page 2




                                                      EXPENSE SUMMARY
                                                                          INVESTOR SHARES           CLASS R SHARES
                                                                         ----------------           ---------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases.................                       none                     none
  Maximum Sales Load Imposed on Reinvestments.............                       none                     none
  Deferred Sales Load.....................................                       none                     none
  Redemption Fee..........................................                       none                     none
  Exchange Fee............................................                       none                     none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of net assets)
  Management Fees.........................................                       .90%                     .90%
  12b-1 Fee1..............................................                       .25%                     none
  Other Expenses2.........................................                       .00%                     .00%
                                                                                ______                   _____
  Total Fund Operating Expenses...........................                      1.15%                     .90%
 EXAMPLE:
                You would pay the following expenses
                on a $1,000 investment, assuming (1) a 5% annual
                return and (2) redemption at the end of each
                TIME PERIOD:                                             INVESTOR SHARES            CLASS R SHARES
                                                                                ----------------        ---------------
                                 1 Year                                      $  12                       $  9
                                 3 Years                                     $  37                       $ 29
                                 5 Years                                     $  63                       $ 50
                                10 Years                                      $140                       $111
------------------
(1)  See "Distribution Plan (Investor Shares Only)" for a description of the
Fund's Distribution Plan for the Investor Class.
(2)  Does not include fees and expenses of the non-interested Directors
(including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be .01% of the Fund's net assets. (See "Management of the Fund.")

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Agents may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan (Investor Shares Only)."
        The Company understands that Agents may charge fees to their clients who are owners of the Fund's Investor shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the client for various services provided in connection with their accounts.
                           Page 3
                        FINANCIAL HIGHLIGHTS


        The tables below are based upon a single Investor Share or Class R Share outstanding through each year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated October 31, 1995 which is incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year ended October 31, 1995 have been audited by KPMG Peat Marwick LLP, independent auditors whose report appears in the Fund's Annual Report. Further information about the Fund's performance is contained in the Fund's Annual Report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.



DREYFUS DISCIPLINED EQUITY INCOME FUND
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.

                                                                                 FISCAL YEAR                   PERIOD
                                                                                    ENDED                       ENDED
                                                                                   10/31/95                  10/31/94*#
Net asset value, beginning of period                                                $9.95                      $10.00
                                                                                  -----------                -----------
Income from investment operations:
        Net investment income                                                         .22                        0.03
        Net realized and unrealized gain (loss) on investments                       2.05                       (0.08)
                                                                                  -----------                -----------
        Total from investment operations                                             2.27                       (0.05)
        Distributions:
        Dividends from investment income-net                                         (0.22)                       --
                                                                                  -----------                -----------
Net asset value, end of period                                                     $12.00                       $9.95
                                                                                  ===========                ===========
Total return++                                                                       23.20%                     (0.50)%
                                                                                  ===========                ===========
Ratios to average net assets/supplemental data:
        Net assets, end of period (in 000's)                                       $1,714                       $   1
        Ratio of operating expenses to average net assets                            1.15%                       1.15%+
        Ratio of net investment income to average net assets                         2.32%                       2.65%+
Portfolio turnover rate                                                             37.57%                          5%
   *  The Fund commenced selling Investor shares on September 2, 1994.
   +   Annualized.
  ++   Total return represents aggregate total return for the period indicated.
   #   Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994,  Dreyfus began serving as the
       Fund's investment manager.

                       Page 4
                               FINANCIAL HIGHLIGHTS (CONTINUED)


DREYFUS DISCIPLINED EQUITY INCOME FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.

                                                                            FISCAL YEAR             PERIOD
                                                                               ENDED                ENDED
                                                                              10/31/95            10/31/94*#
Net asset value, beginning of period                                            $9.95              $10.00
                                                                              ---------           ---------
Income from investment operations:
        Net investment income                                                    0.28                0.05
        Net realized and unrealized gain (loss) on investments                   2.02               (0.10)
                                                                              ---------           ---------
        Total from investment operations                                         2.30               (0.05)
                                                                              ---------           ---------
Distributions:
        Dividends from net investment income                                     (.25)                --
Net asset value, end of period                                                 $12.00               $9.95
                                                                              =========           =========
Total return++                                                                  23.48%              (0.50)%
                                                                              =========           =========
Ratios to average net assets/supplemental data:
        Net assets, end of period (in 000's)                                   $4,509              $5,005
        Ratio of operating expenses to average net assets                        0.90%               0.90%+
        Ratio of net investment income to average net assets                     2.57%               2.90%+
Portfolio turnover rate                                                         37.57%                  5%
------------
   *  The Fund commenced operations on September 2, 1994. Effective October
      17,1994, Trust shares were redesignated as Class R shares.
  +   Annualized.
  ++  Total return represents aggregate total return for the period indicated.
  #   Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the
      Fund's investment manager.

                          Page 5
                            DESCRIPTION OF THE FUND
GENERAL
        By this Prospectus, the Fund is offering Investor shares and Class R shares. (Class R shares of the Fund were formerly called Trust Shares.) Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an amount or relationship. Investor shares are sold primarily to retail investors by the Fund's Distributor and by Agents that have entered into an Agreement with the Fund's Distributor. If shares of the Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Fund's Distributor. Distribution and shareholder servicing paid by Investor shares will cause Investor shares to have a higher expense ratio and pay lower dividends than Class R shares.
INVESTMENT OBJECTIVE
        The Fund seeks an above-average level of income along with moderate long-term growth of income and principal by investing in a diversified list of securities, resulting in a portfolio with a moderate level of risk. There can be no assurance that the Fund will meet its investment objective. MANAGEMENT POLICIES
        GENERAL -- The Fund will normally invest approximately 85% of its total assets in dividend-paying stocks; the remainder may be invested in convertible bonds, preferred stocks, fixed income securities and commercial paper. The Fund may also invest in (1) repurchase agreements, (2) reverse repurchase agreements, (3) when-issued transactions and (4) American Depository Receipts ("ADRs"). The Fund may invest in foreign securities, which may include investments in developing countries. The Fund may also invest in fixed income obligations of domestic and foreign issuers that are investment grade obligations. For a description of fixed income ratings, please see the SAI.
        Individual security selection is the foundation of the Fund's investment approach. Consistency of returns which exceed the Standard and Poor's 500 Composite Stock Price Index ("S&P 500"), maintaining a current yield greater than that of the S&P500 Index, and stability of the Fund's asset value relative to the S&P 500 are primary goals of the investment process. Information from diverse sources is collected and used to construct valuation models which are combined to form a comprehensive computerized val-uation ranking system identifying common stocks which appear to be over or under valued. These models include measures of actual and estimated earnings changes and relative value based on dividend discount calculations, price to book, price to earnings and return on equity ratios. The computerized ranking system incorporates information from the most recent time period available to the system and categorizes individual securities within each sector or industry according to relative attractiveness. Dreyfus then applies fundamental analysis to select the most attractive of the top-rated securities and to determine those issues that should be sold. The Fund follows this investment process while normally investing approximately 85% of its assets in dividend-paying stocks. The Fund may also invest in futures contracts and options to a limited extent but does not intend to invest more than 5% of its assets in such instruments.
        This investment process utilizes disciplined control of fund risk and a process of rigorous security selection. Risk is managed by controlling the structure of the Fund so that characteristics of the Fund's portfolio securities such as growth, size, volatility and quality are maintained similar to those of the S&P500 at all times. The Fund may overweight certain sectors in attempting to achieve higher yields. In addition, the Fund's managers do not attempt to time the financial markets, or use sector or industry rotation techniques.
                        Page 6
INVESTMENT TECHNIQUES
        In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
        BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
        SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. Securities loans, however, are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
        WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.
        MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented. CERTAIN PORTFOLIO SECURITIES
        AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in U.S. dollar-denominated ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. ADRs are traded in the United States on national securities exchanges or in the over-the-counter market.
        COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's Investors Service, Inc., F-1 by Fitch Investors Service, Inc., Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.
                     Page 7
        CONVERTIBLE SECURITIES. The Fund may purchase convertible securities, which are fixed-income securities such as bonds that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security of similar quality), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.
        FIXED INCOME SECURITIES. The Fund may invest in fixed-income securities to achieve its investment objective. In periods of declining interest rates, the Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also when interest rates are falling, the inflow of net new money to the Fund from the continuous sales of its shares will likely be invested in portfolio instruments producing lower yield than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed-income securities also may change as general levels of interest rates fluctuate. When interest rates rise, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to rise.
        FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
        ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to
Section 4(2) paper and Rule
                        Page 8
144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holder.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand.
This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities _ Illiquid Securities."
        REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of Fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (i) transfers possession of Fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
        U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States. In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal Housing Administration, Farmers Home
Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other instrumentalities.
        PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for income and capital appreciation and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by
                       Page 9
the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
RISK FACTORS
        LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments, in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
                           MANAGEMENT OF THE FUND


        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.
        The Fund is managed by Bert Mullins. Mr. Mullins has been employed by Laurel Capital Advisors since October 1990. Mr. Mullins also is a Vice President, Portfolio Manager and Senior Security Analyst for Mellon Bank. He has been with Mellon Bank since 1966.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a
                            Page 10
comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The
Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $209 billion in assets as of September 30, 1995, including $80 billion in mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.
        Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.90 of 1% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Directors (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Fund's allocable share of such fees and expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended October 31, 1995, the Fund paid Dreyfus 0.90% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees).
        For the fiscal year ended October 31, 1995, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 0.90% of the average daily net assets of each class for both the Investor and Class R shares.
        In addition, Investor shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan (Investors Shares
Only)."
        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        Dreyfus may pay the Fund's Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's Distributor may use part or all of such payments to pay Agents in respect of these services.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.


DISTRIBUTOR -- The Fund's distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.


        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR -- Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. The Fund's
                      Page 11
transfer and dividend disbursing agent is Dreyfus Transfer, Inc.
(the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.
                           HOW TO BUY FUND SHARES
        GENERAL -- Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Selling Agreements with the Distributor.
        Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of the Fund who have held their shares since April 4, 1994, may continue to purchase Class R shares of the Fund whether or not they otherwise would be eligible to do so. A "Retirement Plan" is a qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
        Stock certificates are issued only upon your written request. The
Fund reserves the right to reject any purchase order. No certificates are issued for fractional shares.
        The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which has made an aggregate minimum initial purchase for its customers of $1,000. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
        Fund shares are also offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program. These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement
Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
                          Page 12
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an invest ment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O.
Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class DDA# as shown below, for purchase of Fund shares in your name:
        DDA# 044237 Dreyfus Disciplined Equity Income Fund/Investor shares; DDA# 043591 Dreyfus Disciplined Equity Income Fund/Class R shares.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4070" for Investor shares and "4910" for Class R shares.
        The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in The Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
                  Page 13
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        NET ASSET VALUE PER SHARE ("NAV") -- An investment portfolio's NAV refers to the worth of one share. The NAV for Investor shares and Class R shares is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:
        The portfolio securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at a fair value as determined in good faith in accordance with procedures established by the Board of Directors.
        Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
        NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). Investments and requests to exchange or redeem shares received by the Fund in proper form before such close of business are effective on, and will receive the price determined on, that day (except investments made by electronic funds transfer, which are effective two business days after your call). Investment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.
        The public offering price of Investor shares and Class R shares, both of which are offered on a continuous basis, is the NAV of that Class.
        DREYFUS TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER PRIVILEGE, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
                             SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you.
If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE
                    Page 14
MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling
1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of certain other funds in The Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be
                     Page 15
modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence,
Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark


        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box
9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427 and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of certain other funds in The Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may quality for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
        For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these Privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be
                        Page 16
appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up
Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege.
You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM
        Dreyfus Step Program enables you to purchase Investor shares without regard to the Fund's minimum initial investment requirements through Dreyfus-A AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Investor shares through Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
        Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566;
for IRAs and IRA "Rollover Accounts," please
                      Page 17
call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)
(7) Plans, please call 1-800-322-7880.
                        HOW TO REDEEM FUND SHARES
GENERAL -- You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
        The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY TH E TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.
PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or, the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem or exchange Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any
                    Page 18
losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL
BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion
Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period.
You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer
Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
                        Page 19
        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELE-TRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                               DISTRIBUTION PLAN
                            (INVESTOR SHARES ONLY)
        Investor shares are subject to a Distribution Plan (the "Plan")
adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Investor shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate Dreyfus
Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Investor shares of the Fund.
        The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.
                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        The Fund declares and pays (on the first business day of the following month) dividends four times yearly from its net investment income, if any, and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions in additional Fund shares; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional
                     Page 20
Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular
Class will be borne exclusively by that Class. Investor shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Investor shares. See "Expense Summary."
        It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.
        Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over short-term capital loss) will be taxable to such shareholders as long-term capital gains for Federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
        Dividend Distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net capital gain, if any, paid during the year.
        Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS dividends paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plans does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.
        With respect to individual investors and certain non-qualified Retirement Plans, federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net capital gain and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN
                     Page 21
furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect and if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's federal income tax return.
        The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
                            PERFORMANCE INFORMATION
        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of the Investor shares should be expected to be lower than that of Class R shares. Performance for each Class will be calculated separately.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertise-ments of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        The Fund may also advertise the yield on a Class of shares. The
Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                     Page 22
        The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, the S&P 500, Standard & Poor's Midcap Stock Index, CDA Technologies indexes, indexes created by Lehman Brothers, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING
 TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL,
MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The
Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
                             GENERAL INFORMATION
        The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel
Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Fund is a portfolio of the Company. The Fund's shares are classified into two classes_Investor shares and Class R shares.
The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund").
        Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                   Page 23
DREYFUS
Disciplined
Equity
Income Fund
Prospectus
(LION LOGO)
Copy Rights 1996 Dreyfus Service Corporation
                                      318/718p030196

Registration Mark


______________________________________________________________________________
PROSPECTUS                                                       MARCH 1, 1996
                           DREYFUS EUROPEAN FUND
______________________________________________________________________________
            DREYFUS EUROPEAN FUND (THE "FUND"), FORMERLY CALLED THE "LAUREL EUROPEAN FUND," IS A SEPARATE, DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL FUNDS, INC., AN OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND'S OBJECTIVE IS TO OUTPERFORM THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX (THE "BENCHMARK") IN THE MEDIUM TO LONG TERM BY ALLOCATING THE FUND'S ASSETS AMONG THE WESTERN EUROPEAN COUNTRIES AND INDUSTRY SECTORS REPRESENTED IN THE BENCHMARK.
            BY THIS PROSPECTUS, THE FUND IS OFFERING INVESTOR SHARES AND
CLASS R SHARES. (CLASS R SHARES OF THE FUND WERE FORMERLY CALLED TRUST SHARES.) INVESTOR SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS R SHARES ARE SOLD PRIMARILY TO BANK TRUST DEPARTMENTS AND OTHER FINANCIAL SERVICE
PROVIDERS (INCLUDING MELLON BANK, N.A. ("MELLON BANK") AND ITS AFFILIATES) ("BANKS") ACTING ON BEHALF OF CUSTOMERS HAVING A QUALIFIED TRUST OR
INVESTMENT ACCOUNT OR RELATIONSHIP AT SUCH INSTITUTION, OR TO CUSTOMERS WHO HAVE RECEIVED AND HOLD SHARES OF THE FUND DISTRIBUTED TO THEM BY VIRTUE OF SUCH AN ACCOUNT OR RELATIONSHIP. INVESTOR SHARES ARE SOLD PRIMARILY TO
RETAIL INVESTORS BY THE FUND'S DISTRIBUTOR AND BY BANKS, SECURITIES BROKERS AND DEALERS AND OTHER FINANCIAL INSTITUTIONS (COLLECTIVELY, "AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT WITH THE FUND'S DISTRIBUTOR.
            SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD. INVESTOR SHARES OF THE FUND ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING FEES.
            YOU CAN PURCHASE OR REDEEM FUND SHARES BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
            THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
            THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.
            THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MARCH 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION
OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF
INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
            MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
            THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN
AFFILIATE OF MELLON BANK TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS
DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
______________________________________________________________________________
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________
                              TABLE OF CONTENTS
          EXPENSE SUMMARY......................................        4
          FINANCIAL HIGHLIGHTS.................................        5
          DESCRIPTION OF THE FUND..............................        7
          MANAGEMENT OF THE FUND...............................       12
          HOW TO BUY FUND SHARES...............................       14
          SHAREHOLDER SERVICES.................................       17
          HOW TO REDEEM FUND SHARES............................       20
          DISTRIBUTION PLAN (INVESTOR SHARES ONLY)..............      23
          DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES..............      23
          PERFORMANCE INFORMATION...............................      25
          GENERAL INFORMATION...................................      26
      Page 2

        [This Page Intentionally Left Blank]
      Page 3


                                   EXPENSE SUMMARY
                                                                              INVESTOR SHARES      CLASS R SHARES
                                                                              _______________      ______________
SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Sales Load Imposed on Purchases                                        none                  none
    Maximum Sales Load Imposed on Reinvestments                                    none                  none
    Deferred Sales Load                                                            none                  none
    Redemption Fee                                                                 none                  none
    Exchange Fee                                                                   none                  none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
    (as a percentage of net assets)
    Management Fee                                                                 1.75%                 1.75%
    12b-1 Fee(1)                                                                   0.25%                  none
    Other Expenses(2)                                                              0.00%                 0.00%
                                                                                   ______               ______
    Total Fund Operating Expenses                                                  2.00%                 1.75%
EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:                                           INVESTOR SHARES             CLASS R SHARES
                                                                     ________________            ______________
                                 1 Year                                    $20                       $  18
                                 3 Years                                   $63                       $  55
                                 5 Years                                   $108                      $  95
                                 10 Years                                  $233                       $206
(1) See "Distribution Plan (Investor Shares Only)" for a description of the
Fund's Distribution Plan for Investor shares.
(2) Does not include fees and expenses of the non-interested Directors
(including counsel). The investment manager is contractually required to reduce its Management Fee by an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be 0.01% of the Fund's net assets. (See "Management of the Fund.")

______________________________________________________________________________
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________
            The purpose of the foregoing table is to assist you in under-standing the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Agents may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan (Investor Shares Only)."
            The Fund understands that Agents may charge fees to their clients who are owners of the Fund's Investor shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.
      Page 4


                              FINANCIAL HIGHLIGHTS
            The tables below are based upon a single Investor share or Class
R share outstanding throughout each fiscal year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated October 31, 1995, which is incorporated by reference in the SAI. The financial statements included in the Fund's Annual
Report for the year ended October 31, 1995 have been audited by KPMG Peat
Marwick LLP, independent auditors, whose report appears in the Fund's Annual
Report. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
DREYFUS EUROPEAN FUND
For an Investor share outstanding throughout each year or period.
                                                                        YEAR               PERIOD
                                                                        ENDED              ENDED
                                                                      10/31/95           10/31/94*#
______________________________________________________________________________________________________
Net asset value, beginning of period                                   $12.50               $11.78
                                                                      -------              -------
Income from investment operations:
  Net investment income                                                  0.01                 0.05
  Net realized and unrealized gain on investments                        0.67                 0.67
                                                                      -------              -------
  Total from investment operations                                       0.68                 0.72
Less distributions:
  Distributions from net investment income                              (0.07)                 ._
                                                                      -------              -------
  Dividends from net realized gain on investments                       (1.51)                 ._
                                                                      -------              -------
  Total distributions                                                   (1.58)                 ._
                                                                      -------              -------
Net asset value, end of period                                         $11.60               $12.50
                                                                       ======              =======
Total return+                                                            7.16%               6.11%
                                                                      =======             =========
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's)                                  $591               $   48
  Ratio of operating expenses to average net assets                     2.00%               2.00%**
  Ratio of net investment income to average net assets                  0.45%               0.73%**
  Portfolio turnover rate                                              41.66%                .46%
______________________________________________________________________________
    * The Fund commenced selling Investor shares on April 14, 1994.
    ** Annualized.
    + Total return represents aggregate total return for the period indicated.
   ++ Based on average shares outstanding.
    # Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

      Page 5

DREYFUS EUROPEAN FUND
For a Class R share outstanding throughout each year or period.
                               YEAR    YEAR          YEAR      YEAR       YEAR      YEAR      YEAR          YEAR          PERIOD
                              ENDED   ENDED          ENDED     ENDED      ENDED    ENDED      ENDED         ENDED         ENDED
                           10/31/95  10/31/94*(1)## 10/31/93+  10/31/92+  10/31/91+  10/31/90+  10/31/89+  10/31/88+  10/31/87++
Net asset value, beginning of
 year                       $12.50    $12.70        $10.96     $11.12     $11.01   $ 9.30     $  9.22     $  8.93        $10.00
                            ______    ______        _______    ______     ______    ______    _______     _______        ______
Income from investment
 operations:
Net investment income/(loss) 0.12       0.12        0.11        0.12      (0.02)     0.21       (0.13)      (0.58)       (0.01)
Net realized and unrealized
 gain/(loss) on investments  0.57      0.63         1.73      (0.10)       0.57     1.53        0.21        1.10        (1.06)
                           ------     ______      ______     _______      ______   _____       ______      _______      _______
Total from investment
 operations                  0.69      0.75         1.84       0.02        0.55      1.74        0.08        0.52       (1.07)
                           ______     _____        ______      ____        ____     _____       ______       _____      ______
Less distributions:
Distributions from net
 investment income          (0.10)    (0.12)       (0.10)        _         (0.08)   (0.03)         _             _          _
Distributions from net realized
 capital gains              (1.51)    (0.83)          _        (0.18)      (0.36)       _          _             _          _
Distributions from capital    ._           _          _          _            _         _          _         (0.23)         _
                              ------  ------        ------    ------       ------   --------     ------      ------      ------
Total Distributions         (1.61)    (0.95)       (0.10)      (0.18)      (0.44)   (0.03)         _         (0.23)         _
                           ______    ________      _______     _______     _______   ______      _______     _______     _______
Net asset value, end of year  $11.58  $12.50    $12.70     $10.96      $11.12    $11.01      $  9.30      $  9.22      $  8.93
                             =======  ======    ======     ======      =======   ======      =======       ======      ========
Total return+++                 7.29%   5.97%    16.88%      0.16%       5.12%    18.73%       0.87%      5.73%(2)    (10.70)%(2)
                             ========  ======    =======   ========    ========   ======     =======      =========   ===========
Ratios to average net assets/
 supplemental data:
Net assets, end of year
 (in 000's)                  $10,622   $10,797   $10,481    $15,648     $17,204   $14,643    $12,174        $1,116       $1,768
Ratio of operating expenses to
 average net assets           1.75%     1.75%#    1.83%#      1.57%#     1.67%      1.52%    4.75%#         7.27%#      2.62%**#
Ratio of net investment income
 to average net assets        1.02%     0.98%     0.59%#      0.92%#    (0.16)%     1.96%   (1.68)%#      (4.67)%#     (0.06)%**#
Portfolio turnover rate      41.66%       46%       12%          7%          5%       16%      69%           102%         99%
_________________________________________________________________________________________________________________________________
    *   The Fund commenced operations on January 5, 1987. On April 14,1994, the Fund commenced selling Investor shares. Those shares in existence prior to April 4, 1994 were designated Trust Shares. On October 17,
        1994, the Fund's Trust Shares were reclassified as Class R shares.
        The Fund has had the following investment advisers: CCF International
        Finance Corporation (January 5, 1987 to October 31, 1993); Mellon Bank
        (November 1, 1993 to October 16, 1994); and Dreyfus (October 17, 1994
        to present).
    **  Annualized.
     +  Audited by Tait, Weller and Baker, Certified Public Accountants.
    ++  Net investment income before expenses reimbursed by the investment adviser was $0.09 for the year ended October 31, 1994.
   +++  Total return represents aggregate total return for the periods indicated.
    #   For the year ended October 31, 1994, the ratio of operating expenses to average net assets before reimbursement of expenses by the investment adviser was 2.02%. For the years or period ended
        October 31, 1993, 1992, 1989, 1988 and 1987, the ratio of operating expenses and the ratio of net investment income to average net assets on an annualized basis before reimbursement of expenses by CCF Inter-
        national Finance Corp. and Capstone Asset Management Company were
        2.41% and 0.01%; 1.82% and 0.67%; 5.42% and (3.00%); 7.27% and
        (4.67%); and 5.28% and (2.72%), respectively.
    ##  Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the
        Fund's investment manager.
  (1)   Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method does not accord with results of operations.
  (2)   Unaudited.

      Page 6
                            DESCRIPTION OF THE FUND
GENERAL
            By this Prospectus, the Fund is offering Investor shares and Class R shares. (Class R shares of the Fund were formerly called Trust Shares.) Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to retail investors by the Fund's distributor and by Agents that have entered into an Agreement with the Fund's distributor. If shares of the Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Fund's distributor. Distribution and shareholder servicing fees paid by Investor shares will cause Investor shares to have a higher expense ratio and to pay lower dividends than Class R shares.
            The Fund is the successor, through an acquisition of assets and assumption of liabilities, to the Capstone European Fund ("Capstone European"), formerly a series of the Capstone International Series Trust. Pursuant to the transfer of assets and liabilities of Capstone European to the Fund which occurred on November 1, 1993, holders of Capstone European shares received a share of the Fund for each Capstone European share held by them. Capstone European had substantially the same investment objective, and substantially the same policies and restrictions as the Fund and was managed by CCF International Finance Corp., a wholly-owned subsidiary of Credit Commercial de France ("CCF').
INVESTMENT OBJECTIVE
            The Fund's objective is to outperform the Morgan Stanley Capital International Europe Index (the "Benchmark") in the medium to long term by allocating the Fund's assets among the Western European countries and industry sectors represented in the Benchmark. There can be no assurance that the Fund will meet its investment objective. The Fund is not (nor will it be operated as) an index fund, and the Fund's portfolio investments will not be limited to issues included in the Benchmark.
MANAGEMENT POLICIES
            The Benchmark is a diversified, capitalization-weighted index of equity securities of companies located in Austria, Belgium, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom. Stocks in the Benchmark are selected to represent proportionally each country and each major industrial sector within each country. Each stock in the Benchmark is weighted according to its market value as a percentage of the total market value of all stock in the Benchmark.
            The investment process utilized by the Fund's sub-adviser, S.A.M. Finance, S.A. ("CCF S.A.M."), in structuring the Fund has three basic components: (1) country/industry sector allocation, (2) stock selection, and
(3) fund construction. These components employ a combination of quantitative research using proprietary financial models and fundamental research from specialists in London, Paris, Geneva and Milan.
            Country/industry sector allocation is determined simultaneously by a unique valuation model developed by CCF S.A.M. which puts stock market behavior in each country and sector into a macroeconomic and financial perspective. In its analysis and correlation process, the model gives consideration to such factors as growth prospects, expected levels of inflation and interest rates, competitive position, return on investment and raw material costs. The end result of this country/industry sector allocation process is an estimate of the potential excess return available from each sector in each country. This enables a homogeneous analysis to be carried out on a two-dimensional (i.e., country and sector) basis.
      Page 7
            CCF S.A.M.'s stock selection process employs a security ranking system based on quantitative analysis. Some 1,000 stocks are ranked into quintiles depending on their exposure to thirteen different indicators (e.g., price/earnings ratio, price/book value ratio, yield, and volatility of earnings) grouped in four basic categories: value, growth, financial structure, and predictability. CCF S.A.M.'s buy/sell discipline is a strictly-controlled function of this ranking process; only issues from the top two quintiles are purchased, and those falling into the bottom two quintiles are sold. The Fund will typically contain 75-85 issues from the 1,000 stock universe.
            Using the output from its country/industry sector allocation and stock selection processes, CCF S.A.M. employs the BARRA Equity Model for fund construction. This model attempts to create an optimal fund and control fund risk.
            In no event will the Fund purchase securities which would cause more than 25% of the market value of the Fund's total assets to be invested in securities of one or more issuers having their principal business activities in the same industry. This limit does not apply with respect to the Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund has a non-fundamental investment limitation which provides that in no event will it purchase securities which would cause more than 25% of the market value of its total assets to be invested in securities issued or guaranteed by a single Western European government or its agencies or instrumentalities.
            Under normal circumstances, the Fund expects to be fully invested in securities of issuers of the Western European countries included in the Benchmark, except for such amounts as are needed to meet short-term cash needs and redemptions and amounts pending investment. These amounts may be held as cash or temporarily invested in high quality short-term debt instruments of the U.S. or foreign governments, their agencies and instrumentalities and repurchase agreements. The Fund may also lend fund securities (although it does not intend to do so at this time), and may invest in commercial paper. Under unusual circumstances, such as drastic political or economic changes, severe social unrest or acts of war, the Fund may be primarily invested in securities of U.S. companies, and securities of the U.S. Government, its agencies, instrumentalities and municipalities. INVESTMENT TECHNIQUES
            In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
            BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
            SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. Securities loans, however, are made only to borrowers deemed by Dreyfus or CCF S.A.M. to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
            WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed
      Page 8
delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.
            MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
            CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in currency exchange transactions. Generally, the Fund's foreign currency exchange transactions will be conducted on a spot basis at the spot rate then prevailing for purchasing or selling currencies in the foreign exchange market. The Fund may also deal in forward foreign currency exchange contracts as described below. Forward foreign currency exchange contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses if a counterparty defaults or currencies do not perform as CCF S.A.M anticipates. CCF S.A.M seeks to minimize the risk of loss by analyzing the creditworthiness of the counterparty under forward contracts. There is no assurance that CCF S.A.M's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.
        FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to adjust its risk exposure relative to the Benchmark, or to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates.
        The Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. See the SAI for more information regarding these instruments and the risks relating thereto.
        The Fund may not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.
        RISKS OF DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special risks, including: (1) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the Derivative Instruments involved in the transaction; (2) possible lack of a liquid secondary market for any particular Derivative Instrument at a particular time; (3) the need for additional portfolio management skills and techniques;
(4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments: (6) incorrect
      Page 9
forecasts by CCF S.A.M or Dreyfus concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective; (7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such trans-actions and the possible inability of the Fund to close out or liquidate its positions.
        CCF S.A.M or Dreyfus may use Derivative Instruments for hedging purposes (to adjust the risk characteristics of the Fund's portfolio) and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. This can increase the investment risk. If CCF S.A.M or Dreyfus judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.
        Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs, and may result in certain tax consequences.
CERTAIN PORTFOLIO SECURITIES
            COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's Investors Service, Inc., F-1 by Fitch Investors Service, Inc., Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.
            FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
            ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale).
      Page 10
            OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
            REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This investment technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities_Illiquid Securities."
            U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States. In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other instrumentalities.
            PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for outperforming the Benchmark and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus or CCF S.A.M. deems it appropriate to make changes in the Fund's assets.
RISK FACTORS
            LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limita-
      Page 11
tion on investments in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
            The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
            In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
                           MANAGEMENT OF THE FUND


            INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


            Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.


            Mellon is a publicly-owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


            Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 1.75% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended October 31, 1995, the Fund paid Dreyfus 1.75% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees).
      Page 12
            For the fiscal year ended October 31, 1995, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 1.75% of the average daily net assets of each class for both the Investor Class and Class R.
            CCF S.A.M. (115 Avenue des Champs-Elysees, Paris, France 75008) provides investment advice and portfolio management services to the Fund in its capacity as sub-adviser to the Fund. A wholly- owned subsidiary of CCF, CCF S.A.M. is a French corporation organized in 1989, and has been a registered investment adviser since February, 1993. CCF was founded over a century ago in 1894, and is one of Europe's largest commercial banks with 370 offices in France as well as 40 others around the world of which 10 are located in European countries. CCF's European investment management business dates back to 1945 and it currently manages over $30 billion divided between 210 open-end mutual funds and over 100 commingled investment portfolios out of offices in Paris, London, Geneva, Milan and Tokyo. CCF S.A.M. specializes in active quantitative asset management based on a structured investment process. CCF S.A.M.'s offices are located in Paris, France and it currently advises $2 billion in assets worldwide.
            The Fund is managed by Catherine Adibi of CCF S.A.M. Ms. Adibi has managed the Fund since 1989. Ms. Adibi attended Universite Paris XIII (France) (MBA Finance).
            Pursuant to the sub-advisory agreement among the Company, CCF S.A.M., and Dreyfus, CCF S.A.M. receives an annual fee equal to .60% of the Fund's average daily net assets. Payment of the fee is the obligation of Dreyfus and not of the Fund.
            For the fiscal year ended October 31, 1995, Dreyfus paid CCF S.A.M. advisory fees of .60% of the Fund's average daily net assets.
            In addition, Investor shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan (Investor Shares Only)."
        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
            Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.
            Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
            DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One
Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
            CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR--Boston Safe Deposit and Trust Company (One Boston Place, Boston, MA 02109), an indirect wholly-owned subsidiary of Mellon, serves as the Fund's custodian. As custodian, Boston Safe Deposit and Trust Company maintains possession of the Fund's investment securities and provides portfolio record-
      Page 13
keeping services. Boston Safe Deposit and Trust Company is authorized to deposit securities in securities depositories or to use the service of subcustodians.
            The Fund's transfer and dividend disbursing agent is Dreyfus Transfer, Inc., One American Express Plaza, Providence, Rhode Island 02903 (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.
                              HOW TO BUY FUND SHARES
            GENERAL -- Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Agreements with the Distributor.
            Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of the Fund who have held their shares since April 4, 1994 may continue to purchase Class R shares of the Fund whether or not they otherwise would be eligible to do so. A "Retirement Plan" is a qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
            Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
            The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
            Fund shares are also offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program (described under "Shareholder
Services"). These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
      Page 14
            The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
            You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box
9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
            Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:
            DDA# 044253 Dreyfus European Fund/Investor shares;
            DDA# 044245 Dreyfus European Fund/Class R shares.
            The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
            Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH system to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4090" for Investor shares and "4080" for Class R shares.
            The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares
      Page 15
of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
            Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
            NET ASSET VALUE PER SHARE ("NAV")--An investment portfolio's NAV refers to the worth of one share. The NAV for Investor shares and Class R shares is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding. Shares of each Class of the Fund are offered on a continuous basis. The valuation of assets for determining NAV for the Fund may be summarized as follows:
            Equity securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the current bid is used. An equity security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by CCF S.A.M. All other equity securities not so traded are valued at the last sales price prior to the time of valuation. When market quotations are not readily available, equity securities are valued at fair value or determined by the Board of Directors.
            Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
            For purposes of determining the Fund's NAV, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If an event were to occur after the value of a portfolio instrument was so established but before the NAV is determined which is likely to materially change the NAV, then the portfolio instrument would be valued using fair value considerations established by the Company's Board of Directors. Because of the need to obtain prices as of the close of trading of the Western European exchanges, the calculation of NAV does not take place contemporaneously with the determination of the prices of the majority of the Fund's securities.
            NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). Investments and requests to exchange or redeem shares received by the Fund in proper form before such close of business are effective on, and will receive the price determined on, that day. Investment, exchange and redemption requests received after such close of business are effective on, and will receive the share price determined on, the next business day.
            The public offering price of Investor shares and Class R shares, both of which are sold on a continuous basis, is the NAV of that Class.
            DREYFUS TELETRANSFER PRIVILEGE--You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
      Page 16
            If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
                               SHAREHOLDER SERVICES
            The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
            You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you.
If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE
ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
            To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.
            Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
      Page 17
            The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
            Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
            Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box
9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island, 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
            Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See
      Page 18
"Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
            For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these Privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
            Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
            Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege.
DREYFUS STEP PROGRAM _ Dreyfus Step Program enables you to purchase Investor shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step
Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620.
You may terminate your participation in this Program at any time by discontinuing your par-
      PAGE 19
ticipation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Investor shares through Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
AUTOMATIC WITHDRAWAL PLAN
            The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a monthly or quarterly basis if you have a $5,000 minimum account.
            Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fun d or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
            The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

                            HOW TO REDEEM FUND SHARES
            GENERAL--You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
            The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
            The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE
      Page 20
TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE
OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
            The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.
            PROCEDURES--You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
            You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the telephone redemption privilege or telephone exchange privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
            During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.
            REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL
BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges
Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
            Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
      Page 21
            WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at anytime by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
            TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
            DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
            If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
      Page 22
                                DISTRIBUTION PLAN
                              (INVESTOR SHARES ONLY)
            Investor shares are subject to a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The
Investor shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate
Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Investor shares of the Fund.
            The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
            Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one Class of shares over another.
                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
            The Fund ordinarily declares and pays dividends from its net investment income and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions in additional Fund shares; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Investor shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Investor shares. See "Expense Summary."
            It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent that its earnings are distributed in accordance with applicable provisions of the Code.
            Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable to such shareholders as long-term capital gains for federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capi-
      Page 23
tal gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
            Dividend Distributions paid by the Fund to a non-resident foreign investor generally will be subject to U.S. withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
            Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net capital gain, if any, paid during the year.
            Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distributor paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to 20% income tax withholding.
            With respect to individual investors and certain non-qualified Retirement Plans, federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net capital gain and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
            A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
            The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
            You should consult your tax advisers regarding specific questions as to federal, state or local taxes.
      Page 24
                           PERFORMANCE INFORMATION
            For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Investor shares should be expected to be lower than that of Class R shares. Performance for each Class will be calculated separately.
            Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertise-ments of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
            Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
            The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-up on or guaranteed fixed yield for a stated period of time.
            Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
            The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, Morgan Stanley Capital International Europe Index, CDA Technologies Indexes, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The
Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
      Page 25
                               GENERAL INFORMATION
            The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Fund is a portfolio of the Company. The Fund's shares are classified into two Classes_Investor shares and Class R shares.
The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund").
            Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
            Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least
10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Company shareholders may remove a Direc tor by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
            The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
            Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
      Page 26

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      Page 27
DREYFUS
EUROPEAN FUND
PROSPECTUS

Copy Rights 1996 Dreyfus Service Corporation
                                      308/708p030196

Registration Mark


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PROSPECTUS                                                      MARCH 1, 1996
                DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
             DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
             DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
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        THIS PROSPECTUS DESCRIBES THE FOLLOWING THREE INVESTMENT PORTFOLIOS MANAGED BY THE DREYFUS CORPORATION ("DREYFUS"): DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND (FORMERLY, "DREYFUS/LAUREL INSTITUTIONAL PRIME MONEY MARKET FUND"), DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND (FORMERLY, "DREYFUS/LAUREL INSTITUTIONAL GOVERNMENT MONEY MARKET FUND"), AND DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND (FORMERLY, "DREYFUS/LAUREL INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND"), (EACH A "FUND," AND COLLECTIVELY, THE "FUNDS"). THE FUNDS ARE SEPARATE, DIVERSIFIED MONEY MARKET INVESTMENT PORTFOLIOS OF THE DREYFUS/LAUREL FUNDS, INC. (FORMERLY THE LAUREL FUNDS, INC.), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY ALSO KNOWN AS A MUTUAL FUND (THE "COMPANY") THAT IS PART OF THE DREYFUS FAMILY OF FUNDS.
        EACH FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS IN A FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUNDS THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST
TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUNDS AT 144 GLENNCURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MONEY MARKET FUNDS INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
        THE FEES TO WHICH EACH FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUNDS' PROSPECTUS. EACH FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK
OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUNDS, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUNDS ARE DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
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                                    TABLE OF CONTENTS
                                                       PAGE                                                        PAGE
EXPENSE SUMMARY........................                 3        HOW TO REDEEM FUND SHARES..............            17
FINANCIAL HIGHLIGHTS...................                 4        THE SHAREHOLDER SERVICING PLANS........            19
DESCRIPTION OF THE FUNDS...............                 7        PERFORMANCE INFORMATION................            19
MANAGEMENT OF THE FUNDS................                11        DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES....       20
HOW TO BUY FUND SHARES.................                12        GENERAL INFORMATION....................            21
SHAREHOLDER SERVICES...................                14

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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      Page 2


                                  EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:
        Maximum Sales Load Imposed on Purchases..........    none
        Maximum Sales Load Imposed on Reinvestments......    none
        Deferred Sales Load..............................    none
        Redemption Fee...................................    none
        Exchange Fee.....................................    none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
        (as a percentage of net assets)
        Management Fee...................................    0.15%
        Shareholder Servicing Fee*.......................    0.15%
        Other Expenses**.................................    0.00%
                                                            ______
        Total Fund Operating Expenses....................    0.30%
EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:
              1 YEAR                                         $ 3
              3 YEARS                                        $10
              5 YEARS                                        $17
              10 YEARS                                       $38
  * See "The Shareholder Servicing Plans" for a description of the Funds' shareholder servicing plans.
  **Does not include fees and expenses of the non-interested Directors (including counsel). The investment manager is contractually required to reduce its Management Fee by an amount equal to a Fund's allocable portion of such fees and expenses, which are estimated to be 0.02% of a Fund's net assets. (See "Management of the Funds.")
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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
----------------------------------------------------------------------------
        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. (See "Management of the Funds.") Long-term shareholders of the Funds' shares could pay more in Shareholder Servicing Fees than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect.
             Page 3
                              FINANCIAL HIGHLIGHTS
        The following financial information has been derived from the financial statements which have been audited by KPMG Peat Marwick LLP, the independent auditors for the Fund for the indicated years or period ended October 31, whose reports accompanies such financial statements that appear in the Fund's Annual Report dated October 31, 1995 and which are incorporated by reference in the SAI.

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
FOR FUND SHARES OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                       YEAR        YEAR    YEAR         YEAR      YEAR      YEAR         YEAR     PERIOD
                                      ENDED      ENDED     ENDED        ENDED    ENDED      ENDED        ENDED     ENDED
                                    10/31/95   10/31/94#  10/31/93   10/31/92    10/31/91  10/31/90    10/31/89  10/31/88**
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
    of year..............          $1.0000    $1.0000    $1.0000     $1.0000    $1.0000    $1.0000    $1.0000     $1.0000
                                   --------   --------    --------   -------    ---------  --------   --------    -------
Income from investment operations:
    Net investment income+++        0.0563     0.0349      0.0300      0.0401    0.0641     0.0810      0.0897     0.0405
                                   --------   --------    --------   -------    ---------  --------   --------    -------
Less distributions:
    Distributions from net
    investment income....          (0.0563)   (0.0349)    (0.0300)    (0.0401)   (0.0641)  (0.0810)    (0.0897)  (0.0405)
                                   --------   --------    --------   -------    ---------  --------   --------    -------
Net asset value, end of year       $1.0000    $1.0000     $1.0000     $1.0000    $1.0000   $1.0000    $1.0000    $1.0000
                                   --------   --------    --------   -------    ---------  --------   --------    -------
Total return++...........            5.77%      3.67%       3.04%        4.09%      6.60%     8.41%      9.35%      4.12%
                                   =========  =========   =========  ========   =========  ========   ========  ==========
Ratios to average net assets/
supplemental data:
    Net assets, end of year
    (in 000's)...........        $773,60    $681,781     $824,080     $950,322  $943,636.. $360,534   $97,366    $181,525
    Ratio of operating expenses to
    average net assets...          0.30%       0.29%        0.27%        0.29%     0.30%       0.28%     0.30%       0.30%+
    Ratio of net investment income
    to average net assets          5.61%       3.58%        2.99%        4.04%     6.22%       8.07%     8.74%       7.82%+
---------------------
*   Prior to October 31, 1995, shares of the Fund were designated Class I shares.
**The Fund commenced operations on April 15, 1988.
 +  Annualized.
 ++ Total return represents aggregate total return for the periods indicated.
+++ For the years ended October 31, 1993, 1992, 1991, 1989 and 1988, the investment adviser reimbursed expenses of $0.00005, $0.0001, $0.0007,
$0.0022, $0.0044 and $0.0018 per share, respectively. For the period ended
October 31, 1988, the investment adviser waived a portion of its advisory fee amounting to $0.0006 per share.
#  Prior to October 17, 1994, Mellon Bank, served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.

       Page 4


                            FINANCIAL HIGHLIGHTS
        The following financial information has been derived from the financial statements which have been audited by KPMGPeat Marwick LLP, the independent auditors for the Fund for the indicated years or period ended
October 31, whose reports accompany such financial statements that appear in the Fund's Annual Report dated October 31, 1995 and which are incorporated by reference in the SAI.
DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
FOR FUND SHARES OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                     YEAR       YEAR       YEAR      YEAR     YEAR       YEAR      YEAR        YEAR       PERIOD
                                    ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED       ENDED       ENDED
                                   10/31/95  10/31/94#  10/31/93  10/31/92  10/31/91   10/31/90  10/31/89   10/31/88  10/31/87**
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
    of year...........           $1.0000     $1.0000    $1.0000   $1.0000    $1.0000     $1.0000  $1.0000     $1.0000    $1.0000
                                --------     --------   --------  -------    -------     -------  --------    --------   -------
Income from
    investment operations:
    Net investment
    income+++.........           0.0557       0.0356      0.0293   0.0385      0.0619      0.0796  0.0874      0.0692      0.0043
                                --------     --------   --------  -------    -------     -------  --------    --------   -------
Less distributions:
    Distributions from net
    investment income.          (0.0557)     (0.0356)    (0.0293) (0.0385)    (0.0619)    (0.0796) (0.0874)   (0.0692)   (0.0043)
                                --------     --------   --------  -------    -------     -------  --------    --------   -------
Net asset value, end of year    $1.0000      $1.0000     $1.0000   $1.0000    $1.0000     $1.0000..$1.0000    $1.0000     $1.0000
                                --------     --------   --------  -------    -------     -------  --------    --------   -------
Total return++.......              5.71%        3.63%      2.97%     3.92%      6.36%        8.26%   9.10%      7.15%       0.43%
                                =========    =========  ========  =========  =========   ======== =========   ========  ========
Ratios to average net assets/
supplemental data:
    Net assets, end of year
    (in 000's)........         $515,812    $470,007     $406,690  $391,364   $308,136     $84,283 $66,077    $147,430    $490,875
    Ratio of operating expenses to
    average net assets             0.30%       0.30%        0.30%     0.30%      0.30%       0.30%   0.30%      0.30%      0.30%+
    Ratio of net investment income
    to average net assets          5.55%       3.60%        2.93%     3.82%      6.00%      8.03%    8.63%      6.70%      6.53%+
-------------
*  Prior to October 31, 1995, shares of the Fund were designated Class Ishares.
**    The Fund commenced operations on October 8, 1987.
+      Annualized.
++     Total return represents aggregate total return for the periods indicated.
+++     For the years ended October 31, 1993, 1992, 1991, 1990 and 1989, 1988 and 1987, the investment adviser reimbursed expenses of $0.0001, $0.0004,
$0.0014, $0.0035, $0.0037 and $0.0016 and $0.0001 per share, respectively.
For the period ended October 31, 1987, the investment adviser waived its advisory fee amounting to $0.0001 per share.
#      Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.

      Page 5


                       FINANCIAL HIGHLIGHTS
        The following financial information has been derived from the financial statements which have been audited by KPMG Peat Marwick LLP, the independent auditors for the Fund for the indicated years or period ended
October 31, whose reports accompany such financial statements that appear in the Fund's Annual Report dated October 31, 1995 and which are incorporated by reference in the SAI.
DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
FOR FUND SHARES OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                         YEAR        YEAR        YEAR        YEAR        YEAR       YEAR         PERIOD
                                        ENDED       ENDED        ENDED      ENDED        ENDED     ENDED         ENDED
                                       10/31/95    10/31/94#   10/31/93   10/31/92     10/31/91   10/31/90      10/31/89**
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
    of year.............              $1.0000      $1.0000     $1.0000    $1.0000     $1.0000      $1.0000      $1.0000
                                     --------      --------    --------   --------    --------    --------      -------
Income from investment operations:
    Net investment income              0.0543       0.0351***   0.0287     0.0381       0.0620      0.0793       0.0761
                                     --------      --------    --------   --------    --------    --------      -------
Less distributions:
    Distributions from net
    investment income...             (0.0543)     (0.0351)    (0.0287)    (0.0381)     (0.0620)    (0.0793)    (0.0761)
                                     --------      --------    --------   --------    --------    --------      -------
Net asset value, end of year         $1.0000      $1.0000     $1.0000     $1.0000      $1.0000     $1.0000       $1.0000
                                     --------      --------    --------   --------    --------    --------      -------
Total return............                5.57%        3.55%       2.91%       3.88%        6.39%      8.23%        7.88%
                                     ========     ========    =========   =========    ========    ========      ========
Ratios to average net assets/
supplemental data:
    Net assets, end of year
    (in 000's)..........             $767,948    $586,778    $500,653     $666,378     $452,333   $270,664      $80,135
    Ratio of operating expenses to
    average net assets..                0.30%       0.30%****    0.30%       0.30%        0.30%      0.30%        0.30%+
    Ratio of net investment income
    to average net assets               5.44%       3.55%        2.87%       3.81%        6.04%      8.08%        8.83%+
---------------
*      Prior to October 31, 1995, shares of the Fund were designated Class Ishares.
**    The Fund commenced operations on December 22, 1988.
***  Net investment income before reimbursement of expenses by the investment manager for the year ended October 31, 1994 was $0.0350 per share.
****Annualized expense ratio before reimbursement of expenses by investment manager for the year ended October 31, 1994 was 0.31%.
+       Annualized.
++      Total return represents aggregate total return for the periods indicated.
+++     For the years ended October 31, 1993, 1992, 1991, 1990 and 1989 the investment adviser reimbursed expenses of $0.0004, $0.0003, $0.0008, $0.0023 and $0.0028 per share, respectively. For the period ended October 31, 1989, the investment adviser waived a portion of its advisory fee amounting to
$0.0005 per share.
#      Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.

         Page 6
                      DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVE AND POLICES
        Described below are the investment objective and policies of each Fund. There can be no assurance that a Fund will meet its stated investment objective. See "Other Investment Polices and Risk Factors" on page 8 for a detailed description of risks and other Fund investment policies.
        DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND seeks a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The objective is not fundamental and the Fund also employs other non-fundamental policies. Fundamental and non-fundamental policies, and restrictions on amending those policies are included in the SAI.
        DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND seeks a high level of current income consistent with stability of principal by investing in high grade money market instruments. The objective is not fundamental and the Fund also employs other non-fundamental policies. Fundamental and non-fundamental policies, and restrictions on amending those policies are included in the SAI.
        The instruments in which Dreyfus Institutional Prime Money Market
Fund invests include: (1) U.S. Treasury bills, notes and bonds; (2)other obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities; (3) instruments of U.S.and foreign banks, including certificates of deposit, banker's acceptances,and time deposits, and may include Eurodollar Certificates of Deposit("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs"); (4) commercial paper of U.S. and foreign companies; (5)corporate obligations; (6) mortgage-related securities backed by U.S.Government agencies or instrumentalities; (7) variable amount master demand notes; (8) floating rate notes, and (9) repurchase agreements. The Dreyfus Institutional Prime Money Market Fund also may utilize reverse repurchase agreements. (See "Other Investment Policies and Risk Factors.")
        DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND seeks a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high grade money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The objective is not fundamental and the Fund also employs other non-fundamental policies. Fundamental and non-fundamental policies, and restrictions on amending those policies are included in the SAI.
        During normal market conditions, the Fund will invest at least 65% of its total assets in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. Dreyfus Institutional Government
Money Market Fund may invest in: (1) U.S. Treasury bills, notes and bonds and other obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities; (2) floating rate notes; and (3)repurchase agreements.
        Each Fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share by valuing its portfolio securities at amortized cost. In order to use the amortized cost method, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and invest only in U.S. dollar-denominated securities with remaining maturities of 397 days or less and which are determined to be of high quality with minimal credit risk in accordance with procedures adopted by the board of directors. In determining whether a security is of high quality with minimal credit risk, Dreyfus must consider whether the security is rated by nationally recognized statistical rating organizations ("NRSROs") in accordance with requirements of these procedures. (See the SAI for a description of NRSROs.) These procedures are reasonably designed to assure that the prices determined by the amortized cost valuation will approximate the current market value of each Fund's securities.
         Page 7
OTHER INVESTMENT POLICIES AND RISK FACTORS
        BANK INSTRUMENTS. Dreyfus Institutional Prime Money Market Fund and Dreyfus Institutional Government Money Market Fund may purchase bank instruments. Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances.
        BORROWINGS. When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a Fund security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes.
        COMMERCIAL INSTRUMENTS. Commercial instruments consist of short-term U.S.dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. Investments by Dreyfus Institutional Prime Money Market Fund and Dreyfus Institutional Government Money Market Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives.
In addition, each aforementioned Fund may acquire unrated commercial paper and corporate bonds that are determined by Dreyfus at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund.
        FOREIGN SECURITIES. Dreyfus Institutional Prime Money Market Fund and Dreyfus Institutional Government Money Market Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investments in foreign securities present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of a Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
        ILLIQUID SECURITIES. No Fund will knowingly invest more than 10% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days.
Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). A Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). A Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to
Section 4(2) paper and Rule 144A securities will be made by the Board of Directors as required. The Board will consider availability of reliable price information and other relevant information in making such determinations.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund that agrees that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2)
          Page 8
paper normally is resold to other institutional investors like a Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A Securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
        OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its respective investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company , a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from such Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above.
        REVERSE REPURCHASE AGREEMENTS. Dreyfus Institutional Prime Money Market Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of Fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (i) transfers possession of Fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
        SECURITIES LENDING. To increase return on Fund securities, each Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
        U.S. GOVERNMENT OBLIGATIONS. Dreyfus Institutional Prime Money Market Fund and Dreyfus Institutional Government Money Market Fund may invest in
U.S. Government obligations consistent with such Fund's investment objective and policies. U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments (i.e., bills, notes and bonds). Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guar-
            Page 9
anteed by the U.S. Government; in other cases payment of interest and principal are not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurances can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.
        VARIABLE AMOUNT MASTER DEMAND NOTES. Dreyfus Institutional Prime
Money Market Fund and Dreyfus Institutional Government Money Market Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed-upon formula. If an issuer of a variable amount master demand note were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. A Fund will invest in variable amount master demand notes issued only by entities that Dreyfus considers creditworthy.
        WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. Each Fund may purchase when-issued, delayed delivery and forward commitment securities. The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment and delivery for securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.
        LIMITING INVESTMENT RISKS. Each Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares. As a fundamental policy, the Funds may not (i) borrow money in an amount exceeding 331/3% of the Funds' total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Funds' total assets; (iii) purchase, with respect to 75% of the Funds' total assets, securities of any one issuer representing more than 5% of the Funds' total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Funds' total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments, in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes each of the Fund's fundamental and non-fundamental investment restrictions.
        The investment objective, policies, restrictions, practices and procedures of each Fund, unless otherwise specified, may be changed without shareholder approval. If a Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether such Fund remains an appropriate investment in light of their then current position and needs.
        In order to permit the sale of a Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of that Fund, it may consider terminating sales of its shares in the states involved.
        MASTER/FEEDER OPTION. The Dreyfus/Laurel Funds, Inc. may in the future seek to achieve a Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to such Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment.
            Page 10
Such investment would be made only if the Directors determine it to be in the best interest of a Fund and its shareholders. In making that determination, the Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
                      MANAGEMENT OF THE FUNDS


        INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


        Dreyfus serves as the Funds' investment manager. Dreyfus supervises and assists in the overall management of the Funds' affairs under an Investment Management Agreement with the Funds, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. As the Fund's investment manager, Dreyfus manages the Funds by making investment decisions based on the Funds' investment objectives, policies and restrictions.


        Mellon is a publicly-owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.



        Under the Investment Management Agreement, each Fund pays a fee computed daily, and paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. Dreyfus pays all of the expenses of each Fund except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (shareholder servicing fees in the case of these Funds) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of a Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) additional investment management fees payable by a Fund. For the fiscal year ended October 31, 1995, Dreyfus Institutional Prime Money Market Fund, Dreyfus Institutional Government Money Market Fund, and Dreyfus Institutional U.S. Treasury Money Market Fund each paid Dreyfus 0.15% of the Fund's average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees).


        For the fiscal year ended October 31, 1995, total operating expenses (excluding shareholder servicing fees) of Dreyfus Institutional Prime Money Market Fund, Dreyfus Institutional Government Money Market Fund and Dreyfus Institutional U.S. Treasury Money Market Fund were 0.15% of each Fund's
         Page 11
average daily net assets. In addition, Fund shares may be subject to certain shareholder servicing fees. See "The Shareholder Servicing Plans."
        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
        Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay Agents in respect of these services.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Funds, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with their investment objectives, polic ies and restrictions, the Funds may invest in securities of companies with which Mellon Bank has a lending relationship.
DISTRIBUTOR -- The Funds' distributor is Premier (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109.
The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR--Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Funds' custodian. The Funds' transfer and dividend disbursing agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier is the Funds' sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Funds.
                      HOW TO BUY FUND SHARES
        You can purchase shares of a Fund without a sales charge directly from the Distributor; you may be charged a nominal fee if you effect transactions in shares of a Fund through an Agent. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Funds reserve the right to reject any purchase order.
        The minimum initial investment to establish a new account in each Fund is$1 million. There is no minimum requirement for subsequent investments.
          You may purchase shares of a Fund by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus
Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately
              Page 12
available funds may be
transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Fund's DDA# as shown below, for purchase of Fund shares in your name:
        DDA#043974 Dreyfus Institutional Prime Money Market Fund;
        DDA#043931 Dreyfus Institutional Government Money Market Fund; DDA#044075 Dreyfus Institutional U.S. Treasury Money Market Fund.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Funds' Account Application and promptly mail the Account Application to the Fund, as no redemption will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Funds make available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS:
        "4640" for Dreyfus Institutional Prime Money Market Fund;
        "4610" for Dreyfus Institutional Government Money Market Fund;
        "4670" for Dreyfus Institutional U.S. Treasury Money Market Fund.
          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Funds' Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service ("IRS").
NET ASSET VALUE PER SHARE ("NAV") -- The price of Fund shares, which are offered on a continuous basis, is their NAV. NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"). Investments and requests to exchange or redeem shares received by Dreyfus Institutional U.S. Treasury Money Market Fund by 1 p.m., Eastern time, or by Dreyfus Institutional Prime Money Market Fund or Dreyfus Institutional Government Money Market Fund by 3 p.m., Eastern time, are effective on, and will receive the share price next determined on that day. The NAV of the Funds are calculated as follows: 1 p.m., Eastern time for Dreyfus Institutional U.S. Treasury Money Market Fund and 3 p.m., Eastern time for Dreyfus Institutional Prime Money Market Fund and Dreyfus Institutional Government Money Market Fund. Redemption requests received after 1 p.m., Eastern time for Dreyfus Institutional U.S. Treasury Money Market Fund and
3 p.m., Eastern time for Dreyfus Institutional Prime Money Market Fund and Dreyfus Institutional Government Money Market Fund are effective on, and receive the first share price determined on, the next business day.
        An investment portfolio's NAV refers to the worth of one share. The NAV for Fund shares is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Each Fund intends to maintain a constant NAV of $1.00 per share, although there is no assurance that this can be done on a continuing basis.
PROCEDURES FOR MULTIPLE ACCOUNTS -- Special procedures have been designed for banks and other institutions that wish to open multiple accounts. The institution may open a single master account by
           Page 13
filing one application with the Transfer Agent and may open individual sub-accounts at the same time or at some later date. For further information, please refer to the SAI.
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares of a Fund (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer
Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Funds may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
                     SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for shares of a Fund, shares of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.
        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling
1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a
         Page 14
check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Funds reserve the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, in shares of other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however a sales load may be charged with respect to exchanges into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Funds or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Funds may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671 and the notification will be effective three business days following receipt. The Funds may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by a Fund in shares of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account
            Page 15
maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Funds may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Funds may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Funds may modify or terminate this Privilege at any time or charge a service fee.
No such fee currently is contemplated.
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, a Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call
1-800-322-7880.
        Page 16
                HOW TO REDEEM FUND SHARES
GENERAL -- You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, a Fund will redeem the shares at the next determined NAV.
        The Funds impose no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon a Fund's then-current NAV.
        The Funds ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUNDS WILL
REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME
ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        Each Fund reserves the right to redeem a shareholder's account at its option upon not less than 45 days' written notice if the net asset value of such account is $10,000 or less ($500 or less in the case of holders of shares of any of the Funds since September 14, 1995) and remains at or below such amount during the notice period.
        PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Funds make available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem Fund shares by telephone if you have checked the appropriate box on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases,
          Page 17
you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS
WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT
THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges
Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Funds' Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period.
You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Funds reserve the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at anytime by the Transfer Agent or the Funds. The Funds' SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Funds. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only a bank account maintained in a domestic financial institution which is an ACH member
        Page 18
may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Funds may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                     THE SHAREHOLDER SERVICING PLANS
        Each Fund is subject to a shareholder servicing plan. Each Fund's shareholder servicing plan (each a "Plan," collectively the "Plans") permits the Fund to compensate Agents that have entered into Selling Agreements ("Agreements") with the Company. Payments under each Fund's Plan are calculated daily and paid monthly at a rate or rates set from time to time by a Fund, provided that the annual rate may not exceed 0.15% of the average daily net asset value of the Fund's shares.
        The fees payable under a Plan are used primarily to compensate or reimburse Agents for shareholder services provided, and related expenses incurred by such Agents. The shareholder services provided by Agents may include: (i) aggregating and processing purchase and redemption requests for Fund shares from their customers and transmitting net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; (iii)processing dividend and distribution payments from a Fund on behalf of customers; (iv) providing information periodically to customers showing their positions in Fund shares;
(v) arranging for bank wires; and (vi) providing general shareholder liaison services.
        The Company may suspend or reduce payments under a Plan at any time, and payments are subject to the continuation of each Fund's Plan and the Agreements described above. From time to time, the Agents and the Company may agree to voluntarily reduce the maximum fees payable under a Plan. See the SAI for more details on the Plans.
        The Company understands that Agents may charge fees to their clients who are owners of a Fund's shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Agreement with the Company. The Agreement requires each Agent to disclose to their clients any compensation payable to such Agent by the Company and any other compensation payable by the client for various services provided in connection with their accounts. Potential investors should read this Prospectus in light of the terms governing their accounts with their Agents.
                             PERFORMANCE INFORMATION
        From time to time, each Fund may advertise the yield and "effective yield" on its shares. YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.
        The "yield" of a Fund refers to the income generated by an investment in such Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The
             Page 19
"effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
        A Fund may compare its performance with various industry standards of performance including Lipper Analytical Services, Inc. ratings, and the Consumer Price Index. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL,
IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S, FINANCIAL PLANNING,FINANCIAL PLANNING ON WALL STREET, CERTIFIED FINANCIAL PLANNER TODAY, INVESTMENT ADVISOR, KIPLINGER'S, SMART MONEY, and similar publications may also be used in comparing a Fund's performance. Furthermore, a Fund may quote its shares' yields in advertisements or in shareholder reports.
                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        Each Fund declares daily and pays monthly (on the first business day of the following month) dividends from its net investment income, if any.
Each Fund does not expect to realize any long-term capital gains or losses and does not anticipate payment of any capital gain distribution. Capital gains otherwise distributed may be reduced in whole or in part by virtue of capital loss carryovers. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed if the instructions to purchase or redeem shares (and immediately available funds with respect to a purchase order) are received by the Transfer Agent prior to: (i) 1 p.m., Eastern time for the Dreyfus Institutional U.S. Treasury Money Market Fund; and (ii) 3p.m., Eastern time for the Dreyfus Institutional Prime Money Market Fund and the Dreyfus Institutional Government Money Market Fund. Dividends begin accruing on shares on the next business day with regard to purchase orders effected after the relevant times set forth above.
        Unless you choose to receive dividend and/or capital gain distributions, if any, in cash, your distributions will be automatically reinvested in additional shares of the distributing Fund at the then-current NAV. You may change the method of receiving distributions at any time by writing to the Funds. Checks which are sent to shareholders who have requested distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in additional Fund shares in the shareholder's account at the then current NAV. Subsequent Fund distributions will be automatically reinvested in additional Fund shares in the shareholder's account.
        You may elect to have distributions on shares held in IRAs and 403(b)accounts paid in cash only if you are at least 591/2 years old or are permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.
        Each Fund intends to qualify, or to continue to qualify, for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders.
        Dividends from a Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits. Distributions by a Fund of net capital gain, when designated as such, are taxable to you as long-term capital gains, regardless of the length of time you have owned your shares. None of the dividends paid by any of the Funds will be eligible for the dividends-received deduction allowed to corporations.
          Page 20
        Dividends and other distributions are taxable to you regardless of whether they are received in cash or reinvested in additional Fund shares, even if the value of your shares is below your cost. If you purchase shares shortly before a taxable distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the Fund. If these portfolios securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a capital gain distribution and will be taxable to you.
        In January of each year, your Fund will send you a Form 1099-DIV notifying you of the status for federal income tax purposes of your distributions for the preceding year.
        You must furnish your Fund with your taxpayer identification number ("TIN") and state whether you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Internal Revenue Code and the regulations thereunder. Unless previously furnished, investments received without such a certification will be returned. Each Fund is required to withhold a portion of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain non-corporate shareholders who do not provide the Fund with a correct TIN; withholding from dividends and capital gain distributions also is required for such shareholders who otherwise are subject to backup withholding.
        Each Fund will be subject to a 4% nondeductible excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending October 31 of that year, plus certain other amounts. Each Fund expects to make such distributions as are necessary to avoid the imposition of this tax.
        The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. You therefore should consult your own tax adviser.
                              GENERAL INFORMATION
        The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel
Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act as an open-end management investment company. The Dreyfus/Laurel Funds, Inc. has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Articles of Incorporation permit the Directors to create an unlimited number of investment portfolios (each a "fund").
        Each share has one vote. All shares of all funds vote together, except as to any matter for which a separate vote of any fund is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds, in which case only the shareholders of the affected fund are entitled to vote. At your written request, the Company will issue negotiable stock certificates.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Funds to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other proper purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
           Page 21
       Shareholder inquiries may be made by writing to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
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       Page 23
DREYFUS
Dreyfus Institutional Prime Money Market Fund
Dreyfus Institutional Government Money Market Fund
Dreyfus Institutional U.S. Treasury Money Market Fund
Prospectus
(LION LOGO)
Copy Rights 1996 Dreyfus Service Corporation
                                        LFISTp030196

Registration Mark



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PROSPECTUS                                                     MARCH 1, 1996
               DREYFUS INSTITUTIONAL S&P 500 STOCK INDEX FUND
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            DREYFUS INSTITUTIONAL S&P 500 STOCK INDEX FUND (the "Fund"), formerly called the "Dreyfus S&P 500 Stock Index Fund and also formerly called the "Laurel S&P 500 Stock Index Fund," is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc., an open-end management investment company (the "Company"), known as a mutual fund. The Fund's investment objective is to replicate the total return of the Standard &
Poor's 500 Composite Stock Price Index primarily through investments in equity securities.
            Shares of the Fund are sold without a sales load.
            You can purchase or redeem shares by telephone using the Dreyfus T ELETRANSFER Privilege.
            The Dreyfus Corporation serves as the Fund's investment manager. The Dreyfus Corporation is referred to as "Dreyfus."
            This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read carefully before you invest and retained for future reference.
            The Statement of Additional Information ("SAI") dated March 1, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and
Exchange Commission ("SEC") and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.
            MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
            THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN
AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
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         TABLE OF CONTENTS
                                                                 PAGE
     EXPENSE SUMMARY..................................             3
     FINANCIAL HIGHLIGHTS.............................             4
     DESCRIPTION OF THE FUND..........................             5
     MANAGEMENT OF THE FUND...........................             10
     HOW TO BUY FUND SHARES...........................             11
     SHAREHOLDER SERVICES.............................             13
     HOW TO REDEEM FUND SHARES........................             16
     DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.........             19
     PERFORMANCE INFORMATION..........................             20
     GENERAL INFORMATION..............................             21
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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[This Page Intentionally Left Blank]
       Page 2
                                 EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:
        Maximum Sales Load Imposed on Purchases..................  none
        Maximum Sales Load Imposed on Reinvestments..............  none
        Deferred Sales Load......................................  none
        Redemption Fee...........................................  none
        Exchange Fee.............................................  none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
        (as a percentage of net assets)
        Management Fees.......................................... .20%
        Other Expenses(1)........................................ .00%
        Total Fund Operating Expenses............................ .20%
EXAMPLE:
                You would pay the following expenses
                on a $1,000 investment, assuming (1) a 5% annual
                return and (2) redemption at the end of each
                time period:
                                 1 YEAR                           $ 2
                                 3 YEARS                          $ 6
                                 5 YEARS                          $11
                                 10 YEARS                         $26
(1) Does not include fees and expenses of the non-interested Directors (including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be
 .01% of the Fund's net assets. (See "Management of the Fund.")
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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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            The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Effective September 15, 1995, the Fund's "Investor" and "Class R" designations were eliminated and the Fund became a single class
Fund without any separate class designation. The information in the foregoing table has been restated to reflect (i) the reduction of the Fund's management fee from .40 of 1% to .20 of 1% of the Fund's average daily net assets, effective as of September 15, 1995; and (ii) the termination of the Fund's Rule 12b-1 Plan, effective as of August 2, 1995, which was applicable only to its then existing Investor shares. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain banks, securities brokers or dealers and other financial institutions ("Agents") may charge their clients direct fees for effecting transactions in Fund shares. Such fees are not reflected in the foregoing table. See "Management of the Fund" and "How to Buy Fund Shares."
            TheFund understands that banks, brokers, dealers or other financial institutions (including Mellon Bank and its affiliates)(collectively "Agents") may charge fees to their clients who are owners of the Fund's shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual
Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the client for various services provided in connection with their accounts.
        Page 3
FINANCIAL HIGHLIGHTS
            The tables below are based upon a single share outstanding through each fiscal year, and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual
Report dated October 31, 1995 which is incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year ended October 31, 1995 have been audited by KPMG Peat Marwick LLP, independent auditors, whose report appears in the Fund's Annual Report. Further information about the Fund's performance is contained in the Fund's Annual Report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
DREYFUS INSTITUTIONAL S&P 500 STOCK INDEX FUND
For a share outstanding throughout each year or period.*



                                                                          YEAR        YEAR           PERIOD
                                                                         ENDED        ENDED          ENDED
                                                                        10/31/95    10/31/94+++     10/31/93
Net asset value, beginning of period                                    $10.42        $10.23        $10.00
                                                                       -------       -------        -------
Income from investment operations:
        Net investment income                                             0.26          0.21#         0.01
        Net realized and unrealized gain on investments                   2.37          0.14          0.22
                                                                       -------       -------        -------
        Total from investment operations                                  2.63          0.35          0.23
                                                                       -------       -------        -------
Less distributions:
        Distributions from net investment income                         (0.26)        (0.16)          _
        Distributions from net capital gains                             (0.04)        (0.00)+         _
                                                                       -------       -------        -------
        Total distributions                                              (0.30)        (0.16)          _
                                                                       -------       -------        -------
Net asset value, end of period                                          $12.75      $ 10.42         $10.23
                                                                       ========     ========        =======
Total return ++                                                          25.75%         3.50%         2.30%
                                                                       ========     ========        =======
Ratios/supplemental data:
        Net assets, end of period (in 000's)                           $204,278      $123,994      $24,004
        Net of operating expenses to average net assets                   0.37%         0.40%***    0.40%##
        Net of net investment income to average net assets                2.36%         2.38%      1.32%**
        Portfolio turnover rate                                           1.03%          .13%        22%###
-----------------------
    *      The Fund commenced operations on September 30, 1993. The Fund commenced selling Investor Shares on April 18, 1994.
Those shares outstanding prior to April 4, 1994 were designated Trust shares.
Effective October 17, 1994 the Fund's Trust Shares
were redesignated Class R shares. Effective September 15, 1995, the Fund's
Investor and Class R designations were eliminated and the Fund became a single class Fund. The Financial Highlights are based upon the Fund's Trust
(Class R) shares for the period prior to September 14, 1995, and its single class of shares effective September 15, 1995.
  **     Annualized.
  ***   Annualized expense ratio before voluntary reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was
0.45%.
 +  Amount represents less than $0.01.
 ++ Total return represents aggregate total return for periods indicated.
    Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
    #      Net investment income per share before reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was $0.21.
    ##    For the period September 30, 1993 (commencement of operations) to
October 31, 1993, the investment adviser reimbursed expenses of the Fund amounting to $0.0103 per share.
    ###  Turnover calculations does not include in-kind purchases amounting to $22,472,314.

       Page 4
                           DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
            The Fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index") primarily through investments in equity securities.
MANAGEMENT POLICIES
            The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of the S&P 500 Index through statistical procedures.
            The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's to capture best the price performance of a large cross-section of the U.S. publicly traded stock market. The 500 securities, most of which trade on the New York Stock Exchange ("NYSE"), represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization.
That is, each security is weighted by its total market value relative to the total market value of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. economy and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process.
            As the Fund's assets increase, the Fund expects to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index,including Mellon Bank Corporation stock. To the extent that the size of the Fund does not permit it to invest in all 500 stocks in the Index, the Fund will purchase a representative sample of stock from each industry sector included in the Index in proportion to that industry's weighting in the Index.
            To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the Index is anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the Index of at least 0.95, before deduction of expenses. A correlation of 1.00 would represent perfect correlation between Fund and Index performance. It is anticipated that the correlation of the Fund's performance to that of the Index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares. The Fund's investment manager, Dreyfus, monitors this correlation and reports periodically to the Board of Directors. Should the Fund fail to achieve an appropriate level of correlation, the Board will consider alternative arrangements.
            Under normal circumstances, the Fund invests at least 95% of its total assets in the common stocks included in the S&P 500 Index. To maintain liquidity, the Fund may invest up to 5% of its assets in the following instruments: U.S. Government securities, commercial paper, bank certificates of deposit, bank demand and time deposits, repurchase agreements, reverse repurchase agreements, when-issued transactions and variable amount master demand notes. The Fund may also lend securities in an amount not to exceed
33 1/3% of its total assets. The Fund may also enter into futures contracts and options to a limited extent. The Fund will invest in futures contracts or options or money market instruments as part of a temporary defensive strategy, such as decreasing the Fund's investment in common stocks to protect against potential stock market declines.
            ADDITIONAL INFORMATION ABOUT THE FUND. "Standard & Poor's Registration Mark, "S&PRegistration Mark," "S&P 500Registration Mark," " Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for
       Page 5
use by the Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Company is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index which is determined, composed and calculated by Standard & Poor's without regard to the Company or the Fund. Standard & Poor's has no obligation to take the needs of the Company or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.
            STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON
OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLA IMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH
DAMAGES.
INVESTMENT TECHNIQUES
            In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
            BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
            SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. Securities loans, however, are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
            REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiq-
      Page 6
uid securities and are subject to the associated limits discussed under "CERTAIN PORTFOLIO SECURITIES - ILLIQUID SECURITIES."
            REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of Fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (i) transfers possession of Fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
            WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount equal to the amounts of its when-issued and delayed delivery commitments.
            MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Directors determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
            FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The Fund may purchase and sell various financial instruments, including financial futures contracts (such as index futures contracts) and options (such as options on U.S. or foreign securities or indices of such securities). These instruments may be used, for example, to preserve a return or spread or to facilitate or substitute for the sale or purchase of securities. The Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. See the SAI for more information regarding these instruments and the risks relating thereto. The Fund may not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.
            The use of futures and options involves special risks, including:
(1) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction; (2) possible lack of a liquid secondary market for any particular instrument at a particular time; (3) the need for additional portfolio management skills and techniques; (4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or
     Page 7
even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by Dreyfus concerning direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective; (7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.
            Dreyfus may use futures and options for hedging purposes (to adjust the risk characteristics of the Fund's portfolio) and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. This can increase investment risk. If Dreyfus judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into. CERTAIN PORTFOLIO SECURITIES
            COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's Investors Service, Inc., F-1 by Fitch Investors Service, Inc., Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.
            ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to
Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institu-
         Page 8
tional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holder.
            OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
            U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States. In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal Housing Administration, Farmers Home
Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other instrumentalities.
            VARIABLE AMOUNT MASTER DEMAND NOTES. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed-upon formula. If an issuer of a variable amount master demand note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will only invest in variable amount master demand notes issued by entities that Dreyfus considers creditworthy.
            PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for replicating the total return of the Index and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
RISK FACTORS
            LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's
      Page 9
total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
            The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
            In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
                           MANAGEMENT OF THE FUND


            INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


            Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.




            Effective September 15, 1995, the Investment Management Agreement between the Company, on behalf of the Fund, and Dreyfus was amended to reflect a reduction in the annual management fee payable by the Fund to Dreyfus from 0.40 of 1% to 20 of 1% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended October 31, 1995, the Fund paid
        Page 10
Dreyfus a monthly management fee at the effective annual rate of .35 of 1% of the Fund's average daily net assets, less fees and expenses of the non-interested Directors (including counsel fees).


            For the fiscal year ended October 31, 1995, total operating expenses (excluding Rule 12b-1 fees) were .37% (annualized) of the Fund's average daily net assets. Effective September 15, 1995, the Fund's "Investor" and "Class R" designations were eliminated and the Fund became a single class fund without any separate class designations. It is anticipated that the current total operating expenses of the Fund will be approximately .20% of the Fund's average daily net assets.


        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
            Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Agents in respect of these services.
            Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One Exchange Place,
Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR--Mell on Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the
Fund's custodian. The Fund's transfer and dividend disbursing agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903.
Premier Mutual Fund Services, Inc. is the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.
                          HOW TO BUY FUND SHARES
            GENERAL -- Fund shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Selling Agreements with the Distributor.
            Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
            The minimum initial investment is $100,000. Subsequent investments must be at least $1,000 (or at least $100 in the case of persons who have held Fund shares since September 14, 1995, except that there is no minimum on subsequent purchases for holders of Fund shares in a Dreyfus-sponsored Keogh Plan, IRA, SEP-IRA or 403(b)(7) Plan (with only one participant) account since September 14, 1995.) The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
      Page 11
            You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box
9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
            Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, DDA# 044288 Dreyfus Institutional S&P500 Stock Index Fund, for purchase of Fund shares in your name.
            The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
            Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH system to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4110."
            The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in The Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Page 12
            Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
            NET ASSET VALUE PER SHARE ("NAV")--An investment portfolio's NAV refers to the worth of one share. The NAV for Fund shares is computed by adding the value of the Fund's investments, cash, and other assets, deducting liabilities and dividing the result by the number of shares outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:
            The portfolio securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures established by the Board of Directors.
            Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
            NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m., Eastern Time). Investments and requests to exchange or redeem shares received by the Fund in proper form before such close of business are effective on, and will receive the price determined on, that day (except investments made by electronic funds transfer, which are effective two business days after your call). Investment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.
            The public offering price of Fund shares, which are offered on a continuous basis, is the net asset value per share.
            DREYFUS TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
            If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
                            SHAREHOLDER SERVICES
            The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
            You may purchase, in exchange for shares of the Fund, (a) shares (however the same may be named) of other funds managed or administered by Dreyfus which you would otherwise be eligible to purchase; (b) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (c) shares of other funds specified from time to time, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you.
If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.
       Page 13
            To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.
            Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
            The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
            Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in (a) shares (however the same may be named) of certain other funds in the Dreyfus Family of Funds; and (b) shares of other funds specified from time to time, of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however a sales load may be charged with respect to exchanges into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently
        Page 14
is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
            Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to the Dreyfus Family of Funds, P.O. Box
9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
            Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in (a) shares (however the same may be named) of certain other funds in The Dreyfus Family of Funds; and(b) shares of other funds specified from time to time, of which you are currently an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
            For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these Privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
            Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your
       Page 15
Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
            Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege.
AUTOMATIC WITHDRAWAL PLAN
            The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
            The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                       HOW TO REDEEM FUND SHARES
            GENERAL -- You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below.
            The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
           Page 16
            The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE
OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
            The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $10,000 or less ($500 or less in the case of holders of Fund shares since prior to September 15, 1995) and remains at or below such amount during the notice period.
            PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or through the Dreyfus TELETRANS FER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
            You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the Dreyfus TELETRANSFER Privilege or telephone exchange privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
            During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.
            REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL
BE FORWARDED TO THE FUND AND WILL BE PROCESSED
       Page 17
ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer
Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
            Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
            WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer
Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
            TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
            DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, includ-
       Page 18
ing requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
            If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
            The Fund ordinarily declares and pays dividends from its net investment income, if any, quarterly, and distributes net realized gains, if any, on an annual basis, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions in additional Fund shares. All expenses are accrued daily and deducted before declaration of dividends to investors.
            It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.
            Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable to such shareholders as long-term capital gains for Federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
            Dividend Distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholdin g tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
            Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net gain, if any, paid during the year.
            Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized long-term capital gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to
       Page 19
backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
            A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's federal income tax return.
            The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
            You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
                          PERFORMANCE INFORMATION
            For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the Fund.
            Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisem ents of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
            Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
            The Fund may also advertise its yield. The Fund's yield is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day (or one month) period by the net asset value of such share on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in Fund shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
            Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
            The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, S&P 500 Composite Stock Price Index, and the Consumer Price Index. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES,
         Page 20
FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
                             GENERAL INFORMATION
            The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Fund is a portfolio of the Company. The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund").
            Each share has one vote. All shares of all funds (and Classes thereof, as applicable) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class.
            Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose.
Company shareholders may remove a Director by the affirmative vote of a majority of the Company's voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
            The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
            Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
        Page 21
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        Page 22
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DREYFUS
Institutional
S&P 500
Stock Index Fund
Prospectus
(LION LOGO)
Copy Rights 1996 Dreyfus Service Corporation
                                      313/713p030196

Registration Mark



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PROSPECTUS                                                   MARCH 1, 1996
                    DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
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        DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND (THE "FUND"), FORMERLY CALLED THE "LAUREL INTERNATIONAL EQUITY ALLOCATION FUND," IS A SEPARATE, DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL FUNDS, INC., AN OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND'S OBJECTIVE IS TO EXCEED THE TOTAL RETURN OF THE MORGAN STANLEY CAPITAL INTERNATIONAL -- EUROPE AUSTRALIA FAR EAST (MSCI EAFE) INDEX THROUGH ACTIVE COUNTRY ALLOCATION, STOCK SELECTION, CURRENCY ALLOCATION, AND PORTFOLIO CONSTRUCTION AND RISK CONTROL.
        BY THIS PROSPECTUS, THE FUND IS OFFERING INVESTOR SHARES AND CLASS R SHARES. (CLASS R SHARES OF THE FUND WERE FORMERLY CALLED TRUST SHARES.) INVESTOR SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS R SHARES ARE SOLD PRIMARILY TO BANK TRUST DEPARTMENTS AND OTHER FINANCIAL SERVICE PROVIDERS (INCLUDING MELLONBANK, N.A. ("MELLON BANK") AND ITS AFFILIATES) ("BANKS") ACTING ON BEHALF OF CUSTOMERS HAVING A QUALIFIED TRUST OR INVESTMENT ACCOUNT OR RELATIONSHIP AT SUCH INSTITUTION, OR TO CUSTOMERS WHO HAVE RECEIVED AND HOLD SHARES OF THE FUND DISTRIBUTED TO THEM BY VIRTUE OF SUCH AN ACCOUNT OR RELATIONSHIP. INVESTOR SHARES ARE SOLD PRIMARILY TO RETAIL INVESTORS BY THE FUND'S DISTRIBUTOR AND BY BANKS, SECURITIES BROKERS AND DEALERS AND OTHER FINANCIAL INSTITUTIONS (COLLECTIVELY, "AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT WITH THE FUND'S DISTRIBUTOR.
        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD. INVESTOR SHARES OF THE FUND ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING FEES.
        YOU CAN PURCHASE OR REDEEM FUND SHARES BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENNCURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                          TABLE OF CONTENTS
            EXPENSE SUMMARY.................................           4
            FINANCIAL HIGHLIGHTS............................           5
            DESCRIPTION OF THE FUND.........................           6
            MANAGEMENT OF THE FUND..........................          12
            HOW TO BUY FUND SHARES..........................          14
            SHAREHOLDER SERVICES............................          17
             HOW TO REDEEM FUND SHARES.......................         20
             DISTRIBUTION PLAN (INVESTOR SHARES ONLY)........         22
             DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES........         23
            PERFORMANCE INFORMATION.........................          24
             GENERAL INFORMATION.............................         25
         Page 2
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          Page 3

                           EXPENSE SUMMARY
                                                                     INVESTOR SHARES           CLASS R SHARES
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases................                   none                      none
Maximum Sales Load Imposed on Reinvestments............                   none                      none
Deferred Sales Load....................................                   none                      none
Redemption Fee.........................................                   none                      none
Exchange Fee...........................................                   none                      none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)
Management Fee ........................................                   1.50%                     1.50%
12b-1 Fee(1)...........................................                   0.25%                     none
Other Expenses(2)......................................                   0.00%                     0.00%
                                                                         ------                    ------
Total Fund Operating Expenses .........................                   1.75%                     1.50%
EXAMPLE:
        An investor would pay the following expenses
        on a $1,000 investment, assuming (1) a 5% annual
        return and (2) redemption at the end of each
        time period:

                                                                    INVESTOR SHARES       CLASS R SHARES

                            1 YEAR                                      $18                      $15
                            3 YEARS                                     $55                      $47
                            5 YEARS                                     $95                      $82
                            10 YEARS                                    $206                     $179
(1) See "Distribution Plan (Investor Shares Only)" for a description of the
Fund's Distribution Plan for Investor shares.
(2) Does not include fees and expenses of the non-interested Directors
(including counsel). The investment manager is contractually required to reduce its Management Fee by an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be 0.01% of the Fund's average net assets. (See "Management of the Fund.")

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            THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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            The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National
Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Agents may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan (Investor Shares Only)."
            The Company understands that Agents may charge fees to their clients who are owners of the Fund's Investor shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor").
The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.
          Page 4
                             FINANCIAL HIGHLIGHTS

            The tables below are based upon a single Investor share or Class R share outstanding throughout each fiscal year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated October 31, 1995, which is incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year ended October 31, 1995 have been audited by KPMG Peat Marwick LLP, independent auditors, whose report appears in the Fund's Annual Report. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                                                               YEAR                PERIOD
                                                                               ENDED               ENDED
                                                                            10/31/95              10/31/94#
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $10.06               $10.00
                                                                             -------             --------
Income from investment operations:
Net investment income                                                          0.01                 0.01
        Net realized and unrealized gain on investments                        0.06                 0.05
                                                                             -------             --------
Total from investment operations                                               0.07                 0.06
                                                                             -------             --------
Distributions
        Dividends from net investment income                                   (.02)                --
Net asset value, end of period                                               $10.11               $10.06
                                                                             ======               =======
Total Return++                                                                 0.67%               0.60%
                                                                             -------              -------
Ratios to average net assets/Supplemental data:
Net Assets, end of period (in 000's)                                          $4,088                $71
        Ratio of expenses to average net assets                                 1.75%              1.74%+
        Ratio of net investment income to average net assets                    .04%               1.98%+
Portfolio turnover rate                                                       64.85%                  0%
------------------
*  The Fund commenced operations on August 12, 1994.
+  Annualized.
++ Total return represents aggregate total return for the period indicated.
#  Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

         Page 5

DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                                                               YEAR                PERIOD
                                                                               ENDED               ENDED
                                                                             10/31/95            10/31/94#
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                           $10.06              $10.00
                                                                               ------              -------
Income from investment operations:
Net investment income                                                            0.06                0.02
        Net realized and unrealized gain on investments                          0.02                0.04
                                                                                 ----                -----
Total from investment options                                                    0.08                0.06
                                                                                 ----                -----
Distributions
Dividends from net investment income                                           (0.02)                 --
Net asset value, end of period                                                $10.12               $10.06
                                                                              =======              ======
Total Return++                                                                  0.81%                0.60%
                                                                              -------              -------
Ratios to average net assets/Supplemental data:
        Net Assets, end of period (in 000's)                                 $13,174               $11,844
        Ratio of expenses to average net assets                                 1.50%                1.50%
        Ratio of net investment income to average net assets                    0.52%                2.22%
Portfolio turnover rate                                                        64.85%                   0%
-------------------
  *  The Fund commenced operations on August 12, 1994. Effective October 17,
1994, the Fund's Trust Shares were redesignated as
Class R shares.
 +    Annualized.
++    Total return represents aggregate total return for the period indicated.
  #  Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

                          DESCRIPTION OF THE FUND

GENERAL
            By this Prospectus, the Fund is offering Investor shares and Class R shares. (Class R shares of the Fund were formerly called Trust Shares.) Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to retail investors by the Fund's distributor and by Agents that have entered into an Agreement with the Fund's distributor. If shares of the Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Fund's distributor. Distribution and shareholder servicing fees paid by Investor shares will cause Investor shares to have a higher expense ratio and pay lower dividends than Class R shares.
INVESTMENT OBJECTIVE
            The Fund's objective is to exceed the total return of the Morgan Stanley Capital International--Europe Australia Far East (MSCI EAFE) Index (the "Benchmark") through active stock selection, country allocation, currency allocation, and portfolio construction and risk control. The Fund is not an index fund and its investments are not representative of the proportions or weightings of the
             Page 6
Benchmark. In addition to investing in securities in countries representing the Benchmark, the Fund may invest up to 20% of its total assets in securities of issuers in emerging market countries. There can be no assurance that the Fund will meet its investment objective. Under normal circumstances, the Fund will invest at least 65% of its assets in equity securities of issuers in at least three countries outside of the United States.
MANAGEMENT POLICIES
            The Benchmark is a diversified, capitalization-weighted index of equity securities of companies located in Australia and 13 countries of Europe and 5 countries of the Far East. The countries represented in the Benchmark are: Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland and the United Kingdom. The Fund may also invest in securities of issuers in other countries added to the Benchmark from time to time. Stocks in the Benchmark are selected to represent proportionally each country and each major industrial sector within each country. Each stock in the Benchmark is weighted according to its market value as a percentage of the total market value of all stock in the Benchmark.
            The investment process utilized by Dreyfus or the Fund's sub-adviser, S.A.M. Finance, S.A. ("CCF S.A.M."), in structuring the Fund has four basic components: (1) country allocation, (2) stock selection, (3) currency allocation, and (4) portfolio construction and risk control. These components employ a combination of quantitative research using proprietary financial models and fundamental research from specialists in Paris, Tokyo and San Francisco.
            Under normal circumstances, the Fund expects to be fully invested in securities of issuers in countries included in the Benchmark, securities of emerging market countries, and derivative securities, except for such amounts as are needed to meet short-term cash needs and redemptions and amounts pending investment. These amounts may be held as cash or temporarily invested in repurchase agreements and in high quality short-term debt instruments of the U.S. Government or foreign governments, their agencies or instrumentalities. No more than 20% of the total assets of the Fund will be invested in the securities of emerging market countries, including Argentina, Brazil, Chile, People's Republic of China, Colombia, Czech Republic, Greece, Korea, Hungary, India, Indonesia, Israel, Jordan, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela, subject to the satisfaction of regulatory standards for the custody of assets and securities clearance systems. The Fund may also invest in securities of other emerging markets added to the Benchmark from time to time. Each emerging market country is analyzed from a macroeconomic and financial perspective giving equal consideration to four factors: (1) the relative and historical market valuation, (2) the currency risk, (3) the outlook for economic growth and (4) the country political risk.
            The Fund may invest in forward foreign currency exchange contracts, futures contracts, options on securities and on foreign currencies, currency indices, futures contracts, and securities indices to adjust its risk exposure relative to the Benchmark and to its investment in emerging market countries. CCF S.A.M. will manage currency exposure for the Fund utilizing its proprietary currency allocation model and will determine the Fund's under- or over-weighting relative to the Benchmark utilizing its international country allocation model. Dreyfus and CCF S.A.M. will control and monitor the total risk of the portfolio, including the country and currency exposure resulting from the implementation of their country and currency models.
            In no event will the Fund purchase securities which would cause 25% or more of the market value of the Fund's total assets to be invested in securities of one or more issuers having their principal business activities in the same industry. This limit does not apply with respect to the Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund
           Page 7
has a non-fundamental investment limitation which provides that in no event will it purchase securities which would cause more than 25% of the market value of its total assets to be invested in securities issued or guaranteed by a single government or its agencies and instrumentalities. The Fund may also invest in commercial paper and may lend its portfolio securities. Under unusual circumstances, such as drastic political or economic changes, severe social unrest or acts of war, the Fund may be primarily invested in securities of U.S. companies, and securities of the U.S. Government, its agencies, instrumentalities and municipalities.
INVESTMENT TECHNIQUES
            In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
            BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
            SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. Securities loans, however, are made only to borrowers deemed by Dreyfus or CCF S.A.M. to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
            CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in currency exchange transactions. Generally, the Fund's foreign currency exchange transactions will be conducted on a spot basis at the spot rate then prevailing for purchasing or selling currencies in the foreign exchange market. The Fund may, to a limited extent, deal in forward foreign currency exchange contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency exchange contracts with respect to specific receivables (including dividends) or payables of the Fund accruing in connection with the ownership, purchase and sale of its portfolio securities and the sale and redemption of shares of the Fund. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not enter into or maintain a position in such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency greater than the value of the Fund's assets denominated or quoted in, or currency convertible into, such currency.
            Forward contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or securities index or currency at a specified future time and at a specified price. Forward contracts differ from futures contracts as the terms of the contract are not standardized and forward contracts are not traded on regulated exchanges. Transactions are executed over the counter. If the counterparty defaults, the Fund might incur a loss. Dreyfus or CCF S.A.M. seeks to minimize the risk of loss through forward contracts by analyzing the creditworthiness of the counterparty under forward contract agreements. The Fund's use of forward contracts will be restricted to the purchase or sale of foreign currency. The Fund will selectively employ currency forward contracts in order to hedge currency risk allocated with investments in foreign equity securities.
          Page 8
            WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.
            MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Fund believes that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
        FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to adjust its risk exposure relative to the Benchmark, or to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates.
        The Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. See the SAI for more information regarding these instruments and the risks relating thereto.
        The Fund may not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.
        RISKS OF DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special risks, including: (1) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the Derivative Instruments involved in the transaction; (2) possible lack of a liquid secondary market for any particular Derivative Instrument at a particular time; (3) the need for additional portfolio management skills and techniques;
(4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments: (6) incorrect forecasts by CCF S.A.M or Dreyfus concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being
         Page 9
ineffective; (7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.
        CCF S.A.M or Dreyfus may use Derivative Instruments for hedging purposes (to adjust the risk characteristics of the Fund's portfolio) and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. This can increase the investment risk. If CCF S.A.M or Dreyfus judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.
        Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs, and may result in certain tax consequences.
CERTAIN PORTFOLIO SECURITIES
            COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's Investors Service, Inc., F-1 by Fitch Investors Service, Inc., Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.
            FOREIGN SECURITIES. The Fund will purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
            Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have produced higher rates of return to investors.
          Page 10
            OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
            REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities _ Illiquid Securities."
            U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States. In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal Housing Administration, Farmers Home
Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or other instrumentalities.
            PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for exceeding the total return of the Benchmark and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus or CCF S.A.M. deems it appropriate to make changes in the Fund's assets.
RISK FACTORS
            LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
           Page 11
            The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
            In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
                         MANAGEMENT OF THE FUND


            INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


            Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.


            Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.



            Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 1.50% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended October 31, 1995, the Fund paid Dreyfus 1.50% of its average daily net assets in investmen t management fees, less fees and expenses of the non-interested Directors (including counsel fees).


            For the fiscal year ended October 31, 1995, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 1.50% of the average daily net assets of each Class for both the Investor and Class R shares.
            CCF S.A.M. (115 Avenue des Champs-Elysees, Paris, France 75008) provides investment advice and portfolio management services to the Fund in its capacity as sub-adviser to the Fund. A wholly-
           Page 12
owned subsidiary of Credit Commercial de France ("CCF"), CCF S.A.M. is a French corporation organized in 1989, and has been a registered investment adviser since February, 1993. CCF was founded in 1894, and is one of Europe's largest commercial banks with 370 offices in France as well as 40 others around the world of which 10 are located in European countries. CCF's European investment management business dates back to 1945 and it currently manages over $30 billion divided between 210 open-end mutual funds and over 100 commingled investment portfolios out of offices in Paris, London, Geneva, Milan and Tokyo. CCF S.A.M. specializes in active quantitative asset management based on a structured investment process. CCF S.A.M.'s offices are located in Paris, France and it currently advises $2 billion in assets worldwide.
            The Fund's portfolio manager is Patrice Conxicouer of CCF S.A.M. Mr. Conxicouer has managed the Fund since September 26, 1994. Mr. Conxicouer has been a portfolio manager with CCF S.A.M. since 1992. He specializes in international equities and fixed income instruments. He joined CCF in 1990 as a trainee in quantitative fund management.
            Pursuant to the sub-advisory agreement among the Company, CCF S.A.M. and Dreyfus, CCF S.A.M. will receive an advisory fee at the annual rate of .25% of the Fund's average daily net assets. Payment of the fee is the obligation of Dreyfus and not of the Fund.
            For the fiscal year ended October 31, 1995, Dreyfus paid CCF S.A.M. advisory fees of .25% of the Fund's average daily net assets.
            In addition, Investor shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan (Investor Shares Only)."
        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
            Dreyfus may pay the Fund's distributor for distribution services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.
            Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank or CCF has a lending relationship.
DISTRIBUTOR. The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR. Boston Safe Deposit andTrust Company (One Boston Place, Boston, Massachusetts 02109), an indirect wholly-owned subsidiary of Mellon, serves as the Fund's custodian. As custodian, Boston Safe Deposit and Trust Company maintains possession of the Fund's investment securities and provides portfolio recordkeeping services. Boston Safe Deposit andTrust Company is authorized to deposit securities in securities depositories or to use the services of subcustodians. The Fund's transfer and dividend disbursing agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at
            Page 13
One American Express Plaza, Providence, Rhode Island 02903.
Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.

                     HOW TO BUY FUND SHARES

            GENERAL. Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Agreements with the Distributor.
            Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. A "Retirement Plan" is a qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan.
Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
            Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
            The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
            Investor shares are also offered without regard to the minimum initial investment requirements, through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program (described under "Shareholder
Services"). These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
            The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
            You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus Retirement Plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open
           Page 14
new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus Retirement Plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
            Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:
            DDA# 043702 Dreyfus International Equity Allocation Fund/Investor shares;
            DDA# 043699 Dreyfus International Equity Allocation Fund/Class R shares.
            The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after you have completed the wire payment in order to obtain your Fund account number. You should include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
            Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4480" for Investor shares and "4470" for Class R shares.
            The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
         Page 15
            Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
            NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's NAV refers to the worth of one share. The NAV for Investor shares and Class R shares is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash and other assets attributable to that Class deducting liabilities of the Class and dividing the result by number of shares of that Class outstanding. Shares of each Class of the Fund are offered on a continuous basis. The valuation of assets for determining NAV for the Fund may be summarized as follows:
            Equity securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the current bid is used. An equity security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by CCF S.A.M. All other equity securities not so traded are valued at the last sales price prior to the time of valuation.
            Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
            For purposes of determining the Fund's NAV, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If an event were to occur after the value of a portfolio instrument was so established but before the NAV is determined which is likely to materially change the NAV, then the portfolio instrument would be valued using fair value considerations established by the Company's Board of Directors. Because of the need to obtain prices as of the close of trading of various worldwide exchanges, the calculation of NAV does not take place contemporaneously with the determination of the prices of the majority of the Fund's securities.
            NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). Investments and requests to exchange or redeem shares received by the Fund in proper form before such close of business are effective on, and will receive the price determined on, that day (except purchase orders made through the Dreyfus TELETRANSFER Privilege, which are effective one business day after your call). Investment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.
            The public offering price of Investor shares and Class R shares, both of which are sold on a continuous basis, is the NAV of that Class.
            DREYFUS TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
            If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
            Page 16

                      SHAREHOLDER SERVICES

            The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
            You may purchase, in exchange for shares of a Class, shares of the same or comparable class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call
1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
            To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.
            Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
            The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging share-
           Page 17
holder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
            Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
            Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box
9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus Retirement Plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
            Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a des-
           Page 18
ignated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
            For more information concerning these privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
            Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Fund may terminate your participation upon 30 days notice to you.
DREYFUS PAYROLL SAVINGS PLAN
            Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM
        Dreyfus Step Program enables you to purchase Investor shares without regard to the Fund's minimum initial investment requirements through Dreyfus-A UTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or
Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset
          Page 19
value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Investor shares through Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts." AUTOMATIC WITHDRAWAL PLAN
            The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a monthly or quarterly if you have a $5,000 minimum account.
            Particular Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
            The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                          HOW TO REDEEM FUND SHARES
            GENERAL. You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
            The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
            The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE
OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE
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HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
            The Fund reserves the right to redeem your account at its option upon not less than 45 days written notice if the net asset value of your account is $500 or less and remains so during the notice period.
            PROCEDURES. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or through the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
            You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the Telephone Redemption Privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
            During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.
            REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or if for the Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian,
P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS
WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT
THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock
Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
            Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
            WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that
             Page 21
redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The
Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at anytime by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
            TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
            DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
            If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                            DISTRIBUTION PLAN
                         (INVESTOR SHARES ONLY)
            Investor shares are subject to a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The
Investor shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate
Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund
            Page 22
to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Investor shares of the Fund.
            The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
            Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.
                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
            The Fund ordinarily pays dividends from its net investment income and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions in additional Fund shares; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Investor shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Investor shares. See "Expense Summary."
            It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent that its earnings are distributed in accordance with applicable provisions of the Code.
            Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable to such shareholders as long-term capital gains for Federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
            Dividend Distributions paid by the Fund to a non-resident foreign investor generally will be subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Page 23
            Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net capital gain, if any, paid during the year.
            Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS dividends paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591\2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an eligible rollover distribution from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.
            With respect to individual investors and certain non-qualified Retirement Plans, federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net capital gain and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.
            A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's federal income tax return.
            The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
            You should consult your tax advisers regarding specific questions as to federal, state or local taxes.
                     PERFORMANCE INFORMATION
            For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Investor shares should be expected to be lower than that of Class R shares. Performance for each Class will be calculated separately.
            Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed
           Page 24
at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
            Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
            The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-up on or guaranteed fixed yield for a stated period of time.
            Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
            The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. Ratings, Morgan Stanley Capital International -- Europe Australia Far East Index, CDA Technologies Indexes, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL,
IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The
Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
                         GENERAL INFORMATION

            The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Fund is a portfolio of the Company. The Fund's shares are classified into two Classes_Investor shares and Class R shares. The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund").
            Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is
             Page 25
required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Class are entitled to vote, each as a separate class. Only holders of Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
            Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other proper purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
            The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
            Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or by calling toll free 1-800-645-6561.
            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
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DREYFUS
International
Equity Allocation
Fund
Prospectus
(LION LOGO)
Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                      323/723p030196


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PROSPECTUS                                                      MARCH 1, 1996
                       DREYFUS MONEY MARKET RESERVES
                         DREYFUS MUNICIPAL RESERVES
                       DREYFUS U.S. TREASURY RESERVES
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        THIS PROSPECTUS DESCRIBES THE THREE SEPARATE, DIVERSIFIED INVESTMENT PORTFOLIOS LISTED BELOW (EACH A "FUND" AND COLLECTIVELY THE "FUNDS") OF THE DREYFUS/LAUREL FUNDS, INC. (FORMERLY THE LAUREL FUNDS, INC.), AN OPEN-END MANAGEMENT INVESTMENT COMPANY ALSO KNOWN AS A MUTUAL FUND (THE "COMPANY"), THAT IS PART OF THE DREYFUS FAMILY OF FUNDS. THIS PROSPECTUS DESCRIBES TWO CLASSES OF SHARES--INVESTOR SHARES AND CLASS R SHARES OF THE FUNDS.
        DREYFUS MONEY MARKET RESERVES (FORMERLY, "DREYFUS/LAUREL MONEY MARKET RESERVES") SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH STABILITY OF PRINCIPAL BY INVESTING IN HIGH-GRADE MONEY MARKET INSTRUMENTS.
        DREYFUS MUNICIPAL RESERVES (FORMERLY, "DREYFUS/LAUREL MUNICIPAL RESERVES") SEEKS INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH STABILITY OF PRINCIPAL BY INVESTING IN TAX-EXEMPT MUNICIPAL OBLIGATIONS.
        DREYFUS U.S. TREASURY RESERVES (FORMERLY, "DREYFUS/LAUREL U.S. TREASURY RESERVES) SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH STABILITY OF PRINCIPAL BY INVESTING IN DIRECT OBLIGATIONS OF THE U.S.
TREASURY AND REPURCHASE AGREEMENTS SECURED BY SUCH OBLIGATIONS.
        EACH FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS IN A FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        SHARES OF THE FUNDS ARE SOLD WITHOUT A SALES LOAD. INVESTOR SHARES OF THE FUNDS ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING FEES.
        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING THE DREYFUS TELET RANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUNDS' INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUNDS THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST
TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUNDS AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MONEY MARKET FUNDS INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
        THE FEES TO WHICH EACH FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUNDS' PROSPECTUS. EACH FUND PAYS ON AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK
OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUNDS, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUNDS ARE DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
----------------------------------------------------------------------------
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENT-
ATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------
(Continued from page 1)
        BY THIS PROSPECTUS, THE FUNDS ARE OFFERING INVESTOR SHARES AND CLASS
R SHARES. (CLASS R SHARES OF THE FUNDS WERE FORMERLY CALLED TRUST SHARES.) INVESTOR SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS R SHARES ARE SOLD PRIMARILY TO BANK TRUST DEPARTMENTS AND OTHER FINANCIAL SERVICE PROVIDERS (INCLUDING MELLON BANK AND ITS AFFILIATES) ("BANKS") ACTING ON BEHALF OF CUSTOMERS HAVING A QUALIFIED TRUST OR INVESTMENT ACCOUNT OR RELATIONSHIP AT SUCH INSTITUTION, OR TO CUSTOMERS WHO HAVE RECEIVED AND HOLD SHARES OF A FUND DISTRIBUTED TO THEM BY VIRTUE OF SUCH AN ACCOUNT OR RELATIONSHIP. INVESTOR SHARES ARE SOLD PRIMARILY TO RETAIL INVESTORS MAINTAINING RELATED SECURITIES, BROKERAGE, COMMODITIES TRADING OR SIMILAR ACCOUNTS WITH BANKS, SECURITIES BROKER/DEALERS ("SELECTED DEALERS") OR OTHER FINANCIAL INSTITUTIONS
(INCLUDING MELLON BANK AND ITS AFFILIATES) (COLLECTIVELY, "AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT WITH THE FUNDS' DISTRIBUTOR.
                                  TABLE OF CONTENTS
                                                                          Page
              EXPENSE SUMMARY...................................            4
              FINANCIAL HIGHLIGHTS..............................            5
              DESCRIPTION OF THE FUNDS..........................            11
              MANAGEMENT OF THE FUNDS...........................            18
              HOW TO BUY FUND SHARES............................            19
              SHAREHOLDER SERVICES..............................            22
              HOW TO REDEEM FUND SHARES.........................            24
              DISTRIBUTION PLAN (INVESTOR SHARES ONLY)..........            27
              PERFORMANCE INFORMATION...........................            27
              DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES..........            28
              GENERAL INFORMATION...............................            30
           PAGE 2
This Page Intentionally Left Blank
       Page 3

                                                EXPENSE SUMMARY
                                                                                  INVESTOR SHARES      CLASS R SHARES
                                                                                 ----------------    ----------------
      SHAREHOLDERS TRANSACTION EXPENSES
        Maximum Sales Load Imposed on Purchases.......................                  none                 none
        Maximum Sales Load Imposed on Reinvestments...................                  none                 none
        Deferred Sales Load...........................................                  none                 none
        Redemption Fee................................................                  none                 none
        Exchange Fee..................................................                  none                 none
      ESTIMATED ANNUAL FUND OPERATING EXPENSES
        (as a percentage of net assets)
        Management Fee................................................                 0.50%                0.50%
        12b-1 Fees*...................................................                 0.20%                 none
        Other Expenses **.............................................                 0.00%                0.00%
                                                                                     ---------            --------
        Total Fund Operating Expenses.................................                 0.70%                0.50%
      EXAMPLES
        You would pay the following expenses on
      a $1,000 investment, assuming (1) a
      5% annual return and (2) redemption
      at the end of each time period:                                             INVESTOR SHARES      CLASS R SHARES
                                                                                 -----------------    -----------------
                                             1 Year                                     $ 7                  $ 5
                                             3 Years                                    $22                  $16
                                             5 Years                                    $39                  $28
                                             10 Years                                   $87                  $63
-------------------
  *  See ""Distribution Plan (Investor shares only)" for a description of each Fund's Plan of Distribution for Investor shares.
**Does not include fees and expenses of the non-interested Directors
(including counsel). The investment manager is contractually required to reduce its Management Fee by an amount equal to a Fund's allocable portion of such fees and expenses, which are estimated to be 0.01% of a Fund's net assets. (See "Management of the Funds.")

----------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
----------------------------------------------------------------------------
        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. (See "Management of the Funds.") Long-term holders of Investor shares could pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc.
        The Funds understand that Agents may charge fees to their clients who are owners of a Fund's Investor shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by Premier and any other compensation payable by the clients for various services provided in connection with their accounts.
         Page 4

                    FINANCIAL HIGHLIGHTS
The following financial information for Investor and Class R shares has been derived from the financial statements which have been audited by KPMG Peat
Marwick LLP, the independent auditors for the Funds, for the indicated years or period ended October 31, whose reports accompany such financial statements that appear in the Fund's Annual Report dated October 31, 1995 and which are incorporated by reference in the SAI.
DREYFUS MONEY MARKET RESERVES
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                                                                          YEAR           PERIOD
                                                                                         ENDED           ENDED
                                                                                        10/31/95      10/31/94*
Net asset value, beginning of period...............................                      $1.00           $1.00
                                                                                        ---------        -------
Income from investment operations:
        Net investment income......................................                       .0516           0.0211
Less distributions:
        Dividends from net investment income.......................                       (.0516)        (0.0211)
                                                                                        ---------        -------
Net asset value, end of period.....................................                      $1.00           $1.00
                                                                                        ==========       ========
Total return +.......................................................                       5.28%           2.14%
Ratios to average net assets/supplemental data:
        Net assets, end of period (in 000's).......................                    $161,819           $3,611
        Ratio of operating expenses to average net assets..........                       0.70%           0.71%#
        Ratio of net investment income to average net assets.......                       5.25%           3.31%#
    * The Fund commenced selling Investor shares on April 6, 1994. Prior to
October 17, 1994, Mellon Bank served as the Fund's investment manager.
Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
   + Total return represents aggregate total return for the period indicated.
   # Annualized.

           Page 5

FINANCIAL HIGHLIGHTS (CONTINUED)
DREYFUS MONEY MARKET RESERVES
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                       YEAR      YEAR          YEAR         YEAR       YEAR       YEAR        YEAR       PERIOD
                                      ENDED      ENDED         ENDED        ENDED      ENDED       ENDED       ENDED      ENDED
                                      10/31/95   10/31/94*##   10/31/93    10/31/92   10/31/91    10/31/90    10/31/89   10/31/88
                                   -----------   ----------   ----------  ----------  ---------- ----------  --------  ----------
Net asset value, beginning
  of year.........                    $1.00       $1.00         $1.00       $1.00     $1.00        $1.00       $1.00      $1.00
Income from
  investment operations:
  Net investment
  income..........                     .0531      0.0344        0.0280     0.0385    0.0621       0.0820      0.0667     0.0601
Less distributions:
  Dividends from net
  investment income....               (.0531)    (0.0344)      (0.0280)   (0.0385)  (0.0621)     (0.0820)   (0.0667)    (0.0601)
Net asset value,
  end of year.....                    $1.00        $1.00         $1.00      $1.00     $1.00        $1.00      $1.00       $1.00
Total return++....                     5.44%        3.52%         2.84%      3.92%     6.39%        8.55%      7.95%       6.18%
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (in 000's)......                 $139,787     $124,754      $103,760    $91,848   $105,329     $93,366     $92,257       $530
Ratio of operating expenses to
  average net assets....               0.50%        0.51%+++     0.50%**     0.50%**    0.50%**     0.16%**    0.00%**   0.60%#**
Ratio of net investment income
  to average net assets......          5.40%        3.51%        2.80%       3.88%      6.13%       8.21%      8.97%      6.69%#
-------------------------
 * The Fund commenced operations on November 18, 1987. The Fund commenced selling Investor Shares on April 6, 1994.Those shares outstanding prior to
   April 4, 1994 were designated Trust Shares. Effective as of October 17,
    1994, the Fund's Trust Shares were redesignated Class R Shares.
 **   For the years or period ended October 31, 1992, 1991, 1990, 1989 and
    1988, the investment adviser waived all or a portion of its advisory fee amounting to $0.0007, $0.0010, $0.0038, $0.0043 and $0.0045 per share, respectively. For the years or period ended October 31, 1993, 1992, 1991,
    1990, 1989 and 1988, the investment adviser reimbursed expenses of the
    Fund amounting to $0.0036, $0.0027, $0.0018, $0.0026, $0.0062 and $0.3952
    per share, respectively.
 +   Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $0.0331.
 ++  Total return represents aggregate total return for the periods indicated.
+++  Annualized operating expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.64%.
 #   Annualized.
##   Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

              Page 6

                      FINANCIAL HIGHLIGHTS
The following financial information for Investor and Class R shares has been derived from the financial statements which have been audited by KPMG Peat
Marwick LLP, the independent auditors for the Funds, for the indicated years or period ended October 31, whose reports accompany such financial statements that appear in the Fund's Annual Report dated October 31, 1995 and which are incorporated by reference in the SAI.
DREYFUS MUNICIPAL RESERVES
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                                                                          YEAR           PERIOD
                                                                                         ENDED           ENDED
                                                                                        10/31/95      10/31/94*
Net asset value, beginning of period...............................                     $1.00             $1.00
                                                                                     ----------      ----------
Income from investment operations:
        Net investment income......................................                   0.0323            0.0113
Less distributions:
        Dividends from net investment income.......................                  (0.0323)          (0.0122)
                                                                                     ----------      ----------
Net asset value, end of period.....................................                     $1.00             $1.00
                                                                                     =========        ==========
Total return+......................................................                      3.28%             1.23%
                                                                                     =========        ==========
Ratios to average net assets/supplemental data:
        Net assets, end of period (in 000's).......................                    $17,764           $1,161
        Ratio of operating expenses to average net assets..........                      0.70%             0.70%#
        Ratio of net investment income to average net assets.......                      3.33%             2.11%#
-----------------
        *      The Fund commenced selling Investor shares on April 20, 1994.
    Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
        +       Total return represents aggregate total return for the period indicated.
        #      Annualized.

         Page 7



                                       FINANCIAL HIGHLIGHTS (CONTINUED)
DREYFUS MUNICIPAL RESERVES
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                      YEAR       YEAR         YEAR         YEAR        YEAR        YEAR      YEAR        PERIOD
                                     ENDED       ENDED        ENDED        ENDED       ENDED       ENDED     ENDED       ENDED
                                    10/31/95    10/31/94*##   10/31/93     10/31/92    10/31/91   10/31/90   10/31/89    10/31/88
                                   ----------   ----------    ---------   ---------   ---------   --------- ---------  ----------
Net asset value, beginning
  of year................            $1.00       $1.00         $1.00        $1.00      $1.00       $1.00      $1.00        $1.00
                                    --------    --------       ------       ------     ------      ------     --------    -------
Income from
  investment operations:
  Net investment income..           0.0343      0.0228        0.0208       0.0291     0.0454      0.0564     0.0592       0.0414
Less distributions:
Dividends from net
  investment income......         (0.0343)     (0.0228)      (0.0208)     (0.0291)   (0.0454)    (0.0564)   (0.0592)    (0.0414)
                                    --------    --------       ------       ------     ------      ------     --------    -------
Net asset value, end of year...     $1.00        $1.00         $1.00        $1.00      $1.00       $1.00       $1.00      $1.00
                                    =======      ======        =======      ======     ======      ======      =======    ======
Total return++...........            3.48%        2.29%         2.10%        2.94%      4.64%       5.79%       6.08%      4.22%
                                    =======      ======        =======      ======     ======      ======      =======    ======
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (in 000's).............         $205,373     $205,105       $187,830     $184,719   $152,260    $88,247     $56,224    $20,472
Ratio of operating expenses
  to average net assets..             0.50%        0.51%+++       0.50%**     0.50%**     0.50%**   0.55%**     0.70%**  0.70%**#
Ratio of net investment income
  to average net assets..             3.41%        2.30%         2.08%        2.90%       4.49%     5.66%       5.95%      4.61%#
--------------------
        *      The Fund commenced operations on December 10, 1987. The Fund commenced selling Investor shares on April 20, 1994. Those shares in existence prior to April 4, 1994 were designated Trust Shares. Effective as of October 17, 1994, the Fund's Trust Shares were reclassified as
    Class R shares.
      **        For the period ended October 31, 1988, the investment adviser waived a portion of its advisory fee amounting to $0.0040 per share. For the years or period ended October 31, 1993, 1992, 1991, 1990, 1989 and
    1988, the investment adviser reimbursed expenses of the Fund amounting to
    $0.0024, $0.0029, $0.0036, $0.0052, $0.0044 and $0.0031 per share, respectively.
      +         Net investment income before expenses reimbursed by the
    investment adviser for the year ended October 31, 1994 was $0.0218.
     ++   Total return represents aggregate total return for the periods indicated.
   +++  Annualized operating expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.60%.
     #      Annualized.
    ##        Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

          Page 8

                      FINANCIAL HIGHLIGHTS
The following financial information for Investor and Class R shares has been derived from the financial statements which have been audited by KPMG Peat
Marwick LLP, the independent auditors for the  Funds, for the indicated years or period ended October 31, whose reports accompany such financial statements that appear in the Fund's Annual Report dated October 31, 1995 and which are incorporated by reference in the SAI.
DREYFUS U.S. TREASURY RESERVES
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                                                                          YEAR           PERIOD
                                                                                         ENDED           ENDED
                                                                                        10/31/95      10/31/94*
Net asset value, beginning of period...............................                      $1.00             $1.00
                                                                                       --------         --------
Income from investment operations:
Net investment income..............................................                     0.0491             0.0185
Less distributions:
Dividends from net investment income...............................                    (0.0491)          (0.0195)
                                                                                       --------         --------
Net asset value, end of period.....................................                      $1.00             $1.00
                                                                                       ========           =======
Total return+......................................................                       5.02%            1.96%
                                                                                       ========           =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............................                    $21,386           $1,324
Ratio of operating expenses to average net assets..................                       0.70%            0.70%#
Ratio of net investment income to average net assets...............                       4.92%            3.42%#
-----------------
        *      The Fund commenced selling Investor Shares on April 18, 1994.
    Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
        +       Total return represents aggregate total return for the period indicated.
        #      Annualized.

         Page 9

FINANCIAL HIGHLIGHTS (CONTINUED)
DREYFUS U.S. TREASURY RESERVES
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                YEAR        YEAR          YEAR          YEAR          PERIOD
                                                               ENDED        ENDED         ENDED         ENDED         ENDED
                                                              10/31/95     10/31/94*##    10/31/93      10/31/92     10/31/91
                                                            ----------     ----------    ----------   -----------   ----------
Net asset value, beginning of year...............             $1.00         $1.00         $1.00         $1.00          $1.00
                                                              ------        ------        ------        ------         ------
Income from investment operations:
  Net investment income..........................            0.0511        0.0331+        0.0274        0.0367         0.0424
Less distributions:
  Dividends from net investment income...........           (0.0511)      (0.0331)      (0.0274)      (0.0367)       (0.0424)
                                                              ------        ------        ------        ------         ------
Net asset value, end of year.....................             $1.00         $1.00         $1.00         $1.00          $1.00
                                                              =======       ======        ======        ======         ======
Total return++..................................               5.23%         3.37%         2.77%         3.73%          4.32%
                                                              =======       ======        ======        ======         ======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)...............          $399,873      $228,797       $69,785       $69,187        $45,998
Ratio of operating expenses to average net assets              0.50%         0.50%+++      0.50%**       0.50%**        0.34%#**
Ratio of net investment income to average net assets..         5.14%         3.62%         2.74%         3.63%          5.55%#
--------------
        *      The Fund commenced operations on February 4, 1991. The Fund commenced selling Investor Shares on April 18, 1994. Those shares outstanding prior to April 4, 1994 were designated as Trust Shares.
    Effective as of October 17, 1994, the Fund's Trust Shares were redesignated as Class R shares.
      **        For the period ended October 31, 1991, the investment adviser waived a portion of its advisory fee amounting to $0.0010 per share. For the years or period ended October 31, 1993, 1992 and 1991, the investment adviser reimbursed expenses of the Fund amounting to $0.0040, $0.0040 and
    $0.0048 per share, respectively.
       +        Net investment income before expenses reimbursed by the
    investment adviser for the year ended October 31, 1994 was $0.0323.
      ++  Total return represents aggregate total return for the periods indicated.
 +++     Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.59%.
      #      Annualized.
      ##     Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

          Page 10
DESCRIPTION OF THE FUNDS
GENERAL
        By this Prospectus, each Fund is offering Investor shares and Class R shares. (Class R shares of the Funds were formerly called Trust shares.) Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of a Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to investors maintaining related securities, brokerage commodities trading or similar accounts with Agents that have extended into Selling Agreements with the Funds' distributor. If shares of a Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to each Fund's transfer agent or to the Distributor. Distribution and shareholder servicing fees paid by Investor shares will cause Investor shares to have a higher expense ratio and to pay lower dividends than Class R shares.
DREYFUS MONEY MARKET RESERVES
INVESTMENT OBJECTIVE AND POLICIES
        Dreyfus Money Market Reserves seeks a high level of current income consistent with stability of principal by investing in high-grade money market instruments. There can be no assurance that Dreyfus Money Market Reserves will meet its stated investment objective. See "Other Investment Policies and Risk Factors" for a detailed description of risks and other Fund investment policies. See "Other Investment Policies and Risk Factors _ Limiting Investment Risks" for a discussion of the Fund's investment limitations.
        The instruments in which Dreyfus Money Market Reserves may invest include (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities; (3) instruments of U.S. and foreign banks, including certificates of deposit, banker's acceptances, and time deposits, and may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs");
 (4) commercial paper of U.S. and foreign companies; (5) corporate obligations; (6) mortgage-related securities backed by U.S. Government agencies or instrumentalities; (7) variable amount master demand notes; (8) floating rate notes; and (9) repurchase agreements. Dreyfus Money Market Reserves also may utilize reverse repurchase agreements. (See "Other Investment Policies and Risk Factors.")
DREYFUS MUNICIPAL RESERVES
INVESTMENT OBJECTIVE AND POLICIES
        Dreyfus Municipal Reserves seeks income exempt from federal income tax consistent with stability of principal by investing in tax-exempt municipal obligations. There can be no assurance that Dreyfus Municipal Reverses will meet its stated investment objective. See "Other Investment Policies and Risk Factors" for a detailed description of risks and other Fund investment policies. See "Other Investment Policies and Risk Factors _ Limiting Investment Risks" for a discussion of the Fund's investment limitations.
        Dreyfus Municipal Reserves intends to invest 100%, and has adopted a policy requiring that it invest at least at 80%, of its total assets in municipal obligations.
        TYPES OF MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, and instrumentalities, the interest from which is, in the opinion of bond counsel, exempt from regular federal income tax. The municipal securities in which Dreyfus Municipal Reserves may invest include: (1) municipal notes, including tax anticipation and revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper; (2) short-term municipal bonds, including general obligation bonds, revenue bonds, industrial revenue bonds and private activity bonds; and (3) municipal leases.
        Dreyfus Municipal Reserves may purchase certain municipal securities, including certain industrial development bonds and bonds issued after August 7, 1986 to finance "private activities," the interest on
         Page 11
which may constitute a "tax preference item" for purposes of the federal alternative minimum tax, even though the interest will continue to be fully tax-exempt for federal income tax purposes. Dreyfus Municipal Reserves may invest without limitation in such municipal securities as long as such investment is consistent with the Fund's investment objective.
        YIELD FACTORS AND RATINGS. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of Dreyfus Municipal Reserves' investment objective is dependent in part on the continuing ability of the issuers of the municipal securities in which Dreyfus Municipal Reserves invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.
        All of Dreyfus Municipal Reserves' municipal securities, including municipal leases, must at the time of purchase present minimal credit risks and either be backed by the full faith and credit of the United States or be of high quality as determined in accordance with procedures adopted by the Board of Directors.
        ADDITIONAL INFORMATION. Dreyfus Municipal Reserves may invest more than 25% of its assets in industrial development bonds, in participation interests therein issued by banks and in municipal securities and other obligations guaranteed by the U.S. Government, its agencies or instrumentaliti es. A participation interest gives Dreyfus Municipal Reserves an undivided interest in a municipal bond owned by a bank and generally is backed by the bank's irrevocable letter of credit or guarantee.
        TAXABLE INVESTMENTS. Dreyfus Municipal Reserves will attempt to invest 100% of its assets in municipal securities, the interest on which, in the opinion of bond counsel, is exempt from regular federal income tax. Dreyfus Municipal Reserves may under certain circumstances, however,invest up to 20% of the value of its total assets in certain securities the interest income on which is subject to regular federal income tax.
        Dreyfus Municipal Reserves may invest in any of the following taxable instruments: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities; (3) instruments of U.S. and foreign banks, including certificates of deposit, banker's acceptances and time deposits, and may include ECDs, Yankee CDs and ETDs; (4) commercial paper of U.S and foreign companies; (5) corporate obligations; (6) mortgage-related securities backed by U.S. Government agencies or instrumentalities; (7) variable amount master demand notes; (8) floating rate notes; and (9) repurchase agreements. The Fund also may utilize reverse repurchase agreements. (See "Other Investment Policies and Risk Factors.")
DREYFUS U.S. TREASURY RESERVES
INVESTMENT OBJECTIVE AND POLICIES
        Dreyfus U.S. Treasury Reserves seeks a high level of current income consistent with stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations.
There can be no assurance that Dreyfus U.S. Treasury Reserves will meet its stated investment objective. See "Other Investment Policies and Risk Factors" below for a detailed description of risks and other Fund investment policies. See "Other Investment Policies and Risk Factors _ Limiting Investment Risks" for a discussion of the Fund's investment limitations.
        Dreyfus U.S. Treasury Reserves invests only in direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, with remaining maturities of 397 days or less, and in repurchase agreements of duration of 397 days or less secured by direct obligations of the U.S. Treasury.
         Page 12
OTHER INVESTMENT POLICIES AND RISK FACTORS
        BORROWING. Each Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
        COMMERCIAL PAPER. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. A Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's Ratings Group, Prime-1 by Moody's Investors Service, Inc. ("Moody's"), F-1 by Fitch's Investors
Service, Inc., Duff 1 by Duff & Phelps, Inc. or A1 by IBCA, Inc.
        ECDS, ETDS AND YANKEE CDS. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may invest in ECDs, ETDs and Yankee CDs. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs and Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. (See "Foreign Securities.")
        EURODOLLAR BONDS AND NOTES. Dreyfus Money Market Reserves may invest in Eurodollar bonds and notes. Eurodollar bonds and notes are obligations which pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. Investments in Eurodollar bonds and notes involve risks that differ from investments in securities of domestic issuers. (See "Foreign Securities.")
        FLOATING RATE SECURITIES. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may invest in floating rate securities. A floating rate security provides for the automatic adjustment of its interest whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.
        FOREIGN SECURITIES. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of a Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
        page 13
        ILLIQUID SECURITIES. No Fund will knowingly invest more than 10% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days.
Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). A Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). A Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to
Section 4(2) paper and Rule 144A Securities will be made by the Board of Directors as required. The Board will consider availability of reliable price information and other relevant information in making such determinations.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
        MUNICIPAL LEASES. Dreyfus Municipal Reserves may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, Dreyfus Municipal Reserves will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank.
        Dreyfus Municipal Reserves proposes to purchase municipal lease obligations principally from banks, equipment vendors or other parties that have entered into an agreement with Dreyfus Municipal Reserves providing that such party will remarket the municipal lease obligations on certain conditions (described below) within seven days after demand by Dreyfus Municipal Reserves. (Such agreements are referred to as "remarketing agreements" and the party that agrees to remarket or repurchase a municipal lease obligation is referred to as a "remarketing party.") The agreement will provide for a remarketing price equal to the principal balance on the obligation as determined pursuant to the terms of the remarketing agreement as of the repurchase date (plus accrued interest). The Funds' investment manager, Dreyfus, anticipates that, in most cases, the remarketing agreement will also provide for the seller of the municipal lease obligation or the rema rketing party to service it for a servicing fee. The conditions to Dreyfus Municipal Reserves right to require the remarketing party to purchase or remarket the obligation are that Dreyfus Municipal Reserves must certify at the time of remarketing that (1) payments of principal and interest under the municipal lease obligation are current and Dreyfus Municipal Reserves has no knowl-
           Page 14
edge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in the sole opinion of a designated officer of Dreyfus Municipal Reserves to meet the Fund's liquidity needs, and (3) the governmental issuer has not notified Dreyfus Municipal Reserves of termination of the underlying lease.
        The remarketing agreement described above requires the remarketing party to purchase (or market to a third party) municipal lease obligations of Dreyfus Municipal Reserves under certain conditions to provide liquidity if share redemptions of Dreyfus Municipal Reserves exceed purchases of Dreyfus Municipal Reserves shares. Dreyfus Municipal Reserves will only enter into remarketing agreements with banks, equipment vendors or other responsible parties (such as insurance companies, broker-dealers and other financial institutions) that in Dreyfus' opinion are capable of meeting their obligations to the Fund. Dreyfus will regularly monitor the ability of remarketing parties to meet their obligation to Dreyfus Municipal Reserves. Dreyfus Municipal Reserves will enter into remarketing agreements covering at least 75% in the principal amount of the municipal lease obligations in its Fund. Dreyfus Municipal Reserves will not enter into remarketing agreements with any one remarketing party in excess of 5% of its total assets. Remarketing agreements with broker-dealers may require an exemptive order under the Investment Company Act of 1940, as amended (the "1940 Act").
Dreyfus Municipal Reserves will not enter into such agreements with broker-dealers prior to the issuance of such an order in interpretation of the SEC that such an order is not required. There can be no assurance that such an order or interpretation will be granted.
        The "remarketing" feature of the agreement entitles the remarketing party to attempt to resell Dreyfus Municipal Reserves municipal lease obligation within seven days after demand from the Fund; however, the remarketing party will be obligated to repurchase the municipal lease obligation for its own account at the end of the seven-day period if such obligation has not been resold. The remarketing agreement will often be entered into with the party who has sold a municipal lease obligation to Dreyfus Municipal Reserves, but remarketing agreements may also be entered into with a separate remarketing party of the same type that meets the credit and other criteria listed above. Up to 25% of Dreyfus Municipal Reserves municipal lease obligations may not be covered by remarketing agreements. Dreyfus Municipal Reserves, however, will not invest in municipal lease obligations that are not subject to remarketing agreements if, as a result of such investment, more than 10% of its total assets would be invested in illiquid securities such as (1) municipal lease obligations not subject to remarketing agreements and not deemed by Dreyfus at the time of purchase to be at least of comparable quality to rated municipal debt obligations, or (2) other illiquid assets such as securities restricted as to resale under federal or state securities laws. For purposes of the preceding sentence, a municipal lease obligation that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or issuer deemed by Dreyfus to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying municipal lease obligation is unrated, if Dreyfus determines that such municipal lease obligation is readily marketable because it is backed by such letter of credit or insurance policy.
        As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor.
A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee. However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation.
          Page 15
        OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from such Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above.
        REVERSE REPURCHASE AGREEMENTS. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may enter into reverse repurchase agreements to meet redemption requests where the liquidation of fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, a
Fund: (i) transfers possession of fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
        SECURITIES LENDING. To increase return on Fund securities, Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
        STAND-BY COMMITMENTS. Dreyfus Municipal Reserves investments may include "stand-by commitments," which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Stand-by commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the commitment.
        U.S. GOVERNMENT SECURITIES. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States. In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal
Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other instrumentalities.
        VARIABLE AMOUNT MASTER DEMAND NOTES. Dreyfus Money Market Reserves may invest in Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreem ents between their issuers and holders. The agreements permit the holders to increase
           Page 16
(subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed-upon formula. If an issuer of a variable amount master demand note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will invest in variable amount master demand notes issued only by entities that Dreyfus considers creditworthy.
        VARIABLE RATE OBLIGATIONS. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Funds to maintain a stable net asset value per share ("NAV'). Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may also purchase participation interests in variable rate securities such as industrial development bonds backed by letters of credit or insured or guaranteed by financial institutions, such as banks, or insurance companies, whose credit quality ratings are judged by Dreyfus to be comparable in quality to the two highest quality ratings of Moody's or Standard & Poor's.
        WHEN ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, each Fund may purchase U.S. Government securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the market place, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transactions. Each Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade debt obligations in an amount equal to the amounts of its when-issued and delayed delivery commitments.
        MASTER/FEEDER OPTION. The Company may in the future seek to achieve a Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to such Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Directors determine it to be in the best interest of a Fund and its shareholders. In making that determination, the Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
        LIMITING INVESTMENT RISKS. Each Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. As a fundamental policy, each Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments, in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes each of the Fund's fundamental and non-fundamental restrictions.
        The investment objective, policies, restrictions, practices and procedures of a Fund, unless otherwise specified, may be changed without shareholder approval. If a Fund's investment objective, policies,
         Page 17
restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.
        In order to permit the sale of a Fund's shares in certain states, a Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of that Fund, it may consider terminating sales of its shares in the states involved.
                           MANAGEMENT OF THE FUNDS


        INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


        Dreyfus serves as the Funds' investment manager. Dreyfus supervises and assists in the overall management of the Funds' affairs under an Investment Management Agreement with the Funds, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. As the Funds' investment manager, Dreyfus manages the Funds by making investment decisions based on the Funds' investment objectives, policies and restrictions.


        Mellon is a publicly-owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the Investment Management Agreement, each Fund pays a fee computed daily and paid monthly at the annual rate of 0.50% of the Fund's average daily net assets. Dreyfus pays all of the expenses of each Fund except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of a Fund's expenses, each Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) additional investment management fees payable by a Fund. For the fiscal year ended October 31, 1995, each Fund paid Dreyfus 0.50% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees).


        For the fiscal year ended October 31, 1995, total operating expenses (excluding Rule 12b-1 fees) of each Fund were 0.50% of the average daily net assets of shares for both the Investor and Class R shares.
        In addition, Investor shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan (Investor Shares
Only)."
        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the
          Page 18
receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay Agents in respect of these services.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Funds, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Funds may invest in securities of companies with which Mellon Bank has a lending relationship.
        DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund
Services, Inc. (the "Distributor"). The Distributor is located at One
Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR -- Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Funds' custodian. The Funds' transfer and dividend disbursing agent is Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier is the Funds' sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Funds.
                        HOW TO BUY FUND SHARES
        GENERAL -- Investor shares are sold primarily to investors maintaining related securities, brokerage commodities trading or similar accounts with Agents that have entered into Selling Agreements with the Funds' distributor. Additionally, holders of Investor shares of a Fund who have held their shares since August 31, 1995, may continue to purchase Investor shares of the Fund whether or not they otherwise would be eligible to do so.
        Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. A "Retirement Plan" is a qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-pro fit entities or state and local governments. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. It is not recommended that Dreyfus Municipal Reserves be used as a vehicle for Keogh, IRA or other qualified plans.
        Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Funds reserve the right to reject any purchase order.
        The minimum initial investment is $100,000. Each Fund may waive its minimum initial investment requirement for new Fund accounts opened through an Agent whenever Dreyfus Institutional Services Division ("DISD") has determined for the initial account opened through such Agent which is below the Fund's minimum initial investment requirement that the existing accounts in the Fund opened through that Agent have an average account size, or the Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Agent with an average account
          Page 19
size, in an amount equal to or in excess of $100,000. DISD is required to periodically review the average size of the accounts opened through each Agent and, if necessary, reevaluate the Agent's intent and access to funds. DISD will discontinue the waiver as to new accounts to be opened through an Agent if DISD determines that the average size of accounts opened through that Agent is less than $100,000 and the Agent does not have the requisite intent and access to funds. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Funds' Account Application.
        The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement
Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
        You may purchase shares of a Fund by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box
9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:
        DDA# 043427 Dreyfus Money Market Reserves/Investor shares;
        DDA# 043435 Dreyfus Money Market Reserves/Class R shares;
        DDA# 043516 Dreyfus Municipal Reserves/Investor shares;
        DDA# 043508 Dreyfus Municipal Reserves/Class R shares;
        DDA# 043567 Dreyfus U.S.Treasury Reserves/Investor shares;
        DDA# 043559 Dreyfus U.S. Treasury Reserves/Class R shares.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Funds' Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks
 . A charge will be imposed if any check used for investment in your account does not clear. The Funds make available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS:
          Page 20
        "4790" Dreyfus Money Market Reserves/Investor shares;
        "4800" Dreyfus Money Market Reserves/Class R shares;
        "4860" Dreyfus Municipal Reserves/Investor shares;
        "4850" Dreyfus Municipal Reserves/Class R shares;
        "4900" Dreyfus/Laurel U.S. Treasury Investor shares;
        "4890" Dreyfus/Laurel U.S. Treasury Class R shares.
        The Distributor may pay dealers a fee of up to 1.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in The Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Funds' Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Funds could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        NET ASSET VALUE PER SHARE ("NAV") -- The price of a Fund's shares, which are offered on a continuous basis, is their NAV. NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"). Investments and requests to exchange or redeem shares received by a Fund before 4 p.m., Eastern time, are effective on, and will receive the price next determined on, that business day (except purchase orders made through the Dreyfus TELETRANSFER Privilege, which are effective one business day after your call). The NAV of each Fund is calculated two times each business day, at 12 noon and 4 p.m., Eastern time. Investment, exchange or redemption requests received after 4 p.m. Eastern time, are effective on, and receive the first share price determined on, the next business day.
        An investment portfolio's NAV refers to the worth of one share. The NAV for Investor and Class R shares, both of which are offered on a continuous basis, of a Fund is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Each Fund intends to maintain a constant NAV of $1.00, although there is no assurance that this can be done on a continuing basis.
        DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares of a Fund (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Funds may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
          Page 21
                          SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you.
If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE
ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling
1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or you r Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Funds reserve the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. The exchange
           Page 22
of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, in shares of the same Class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Funds or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Funds may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase shares of a Fund (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Shares of a Fund are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if to Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Funds may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by a Fund in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
        For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or
            Page 23
cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Funds may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase shares of a Fund (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Funds may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase shares of a Fund (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Funds, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Funds may modify or terminate this Privilege at any time or charge a service fee.
No such fee currently is contemplated.
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
        Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, a Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves offer a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                         HOW TO REDEEM FUND SHARES
GENERAL -- You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, a Fund will redeem the
             Page 24
shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
        The Funds impose no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon a Fund's then-current NAV.
        The Funds ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUNDS WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE
OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        Each Fund reserves the right to redeem a shareholder's account at its option upon not less than 45 days written notice if the net asset value of such account is $10,000 or less ($500 or less in the case of holders of shares of a Fund since August 31, 1995) and remains at or below such amount during the notice period.
PROCEDURES -- You may redeem Shares of a Fund by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or, the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Funds make available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem shares of a Fund by telephone if you have checked the appropriate box on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund Shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other
         Page 25
redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL
BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion
Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        CHECK REDEMPTION PRIVILEGE _ You may request on the Account Application, Shareholder Services Form or by later written request that a Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for which certificates have been issued may not be redeemed by Redemption Check. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege. This Privilege may be modified or terminated at any time by the Funds or the Transfer Agent upon notice to shareholders.
        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Funds' Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period.
You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Funds reserve the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer
Agent or the Funds. The Funds' SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
        TELEPHONE REDEMPTION PRIVILEGE. You may redeem shares of a Fund (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or,
            Page 26 if calling from overseas, 516-794-5452. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Funds. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
        DREYFUS TELETRANSFER PRIVILEGE. You may redeem shares of a Fund (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Funds may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 1-516-794-0402. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligib le for this Privilege.
                    DISTRIBUTION PLAN (INVESTOR SHARES ONLY)
        The Investor shares of each Fund are subject to a Distribution Plan ("Plan'') adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1''). The Investor shares of the Funds bear some of the cost of selling those shares under the Plan. The Plan allows each Fund to spend annually up to 0.25% of the average daily net assets attributable to Investor shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from a Fund to compensate Agents that have entered into Selling Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Funds and/or shareholder services to the Agent's clients that own Investor shares of a Fund.
        The Funds and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of a Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Funds may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing a Fund's shares may receive different compensation with respect to one Class of shares over another.
                                PERFORMANCE INFORMATION
        From time to time, each Fund may advertise the yield on a class of shares. Dreyfus Municipal Reserves may advertise tax-equivalent yields. YIELD AND THE TAX EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.
        The "yield'' of a Class of shares of a Fund refers to the income generated by an investment in such Class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each
          Page 27
week over a 52-week period and is shown as a percentage of the investment. The "effective yield'' is calculated similarly, but, when annualized, the income earned by an investment in a Class of shares of a Fund is assumed to be reinvested. The "effective yield'' will be slightly higher than the "yield'' because of the compounding effect of this assumed reinvestment. The tax-equivalent yield of Dreyfus Municipal Reserves shows the level of taxable yield needed to produce an after-tax equivalent to such Fund's tax-free yield. This is done by increasing a Class's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate. Because yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
        Yield quotations will be computed separately for each Class of a Fund's shares. Because of the difference in the fees and expenses borne by Class R and Investor shares of each Fund, the yield on Class R shares will generally be higher than the yield on Investor shares. Any fees charged by a Bank or Agent directly to its customers' account in connection with investments in the Fund will not be included in calculations of yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Fund's Distributor or your Bank or Agent.
        A Fund may compare the performance of its Investor and Class R shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, and the Consumer Price Index. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S, FINANCIAL PLANNING, FINANCIAL PLANNING ON WALL STREET, CERTIFIED FINANCIAL PLANNER TODAY, INVESTMENT ADVISOR, KIPLINGER'S, SMART MONEY, and similar publications may also be used in comparing the Fund's performance. Furthermore, a Fund may quote its Investor and Class R shares' yields in advertisements or in shareholder reports. A Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        Each Fund declares daily and pays monthly (on the 20th day of the month or the next business day if the 20th day falls on a Saturday, Sunday or national holiday) dividends from its net investment income, if any. Each Fund does not expect to realize any long-term capital gains or losses, and does not anticipate payment of any capital gain distribution.
        Unless you choose to receive dividend and/or capital gain distributions, if any, in cash, your distributions will be automatically reinvested in additional shares of the distributing Fund at the then current NAV. You may change the method of receiving distributions at any time by writing to the Funds. Checks which are sent to shareholders who have requested distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in additional Fund shares in the shareholder's account at the then current NAV. Subsequent Fund distributions will be automatically reinvested in additional Fund shares in the shareholder's account.
        Distributions paid by a Fund with respect to one Class of shares may be greater or less per share than those paid with respect to another Class of shares due to the different expenses of the different Classes. Shares purchased on a day on which a Fund calculates its NAV will not begin to accrue dividends until the following day. Except as provided below, redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, you may receive the dividend declared on the day of purchase. You will not receive the dividends declared on the day of redemption if the redemption order is placed prior to 12:00 noon, Eastern time.
         Page 28
        You may elect to have distributions on shares held in IRAs and 403(b) accounts paid in cash only if you are at least 59 1/2 years old or are permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.
        Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. In addition, Dreyfus Municipal Reserves intends to continue to qualify to pay "exempt-interest'' dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.
        Dividends from a Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits. Distributions by Dreyfus Municipal Reserves that are designated by it as "exempt-interest dividends'' generally may be excluded by you from your gross income. Distributions by a Fund (including Dreyfus Municipal Reserves) of net capital gain, when designated as such, are taxable to you as long-term capital gains, regardless of the length of time you have owned your Shares. The Funds are not expected to realize long-term capital gains.
        Interest on indebtedness incurred or continued to purchase or carry shares of Dreyfus Municipal Reserves will not be deductible for federal income tax purposes to the extent that Fund's distributions consist of exempt-interest dividends. Dreyfus Municipal Reserves may invest in "private activity bonds,'' the interest on which is treated as a tax preference item for shareholders in determining their liability for the alternative minimum tax. Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by Dreyfus Municipal Reserves and the value of its portfolio would be affected. In such event, that Fund would reevaluate its investment objective and policies.
        Dividends and other distributions are taxable to you regardless of whether they are received in cash or reinvested in additional Fund shares, even if the value of your shares is below your cost. If you purchase shares shortly before a taxable distribution (i.e., any distribution other than an exempt-interest dividend paid by Dreyfus Municipal Reserves) you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a capital gain distribution and will be taxable to you.
        Dividends and other distributions paid by a Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. A Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified retirement plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a retirement plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 70 1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a retirement plan will be responsible for reporting such distributions from such plans to the IRS. Moreover, certain contributions to a qualified retirement plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plus does not elect to have
         Page 29
the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income withholding tax.
        In January of each year, the Funds will send you a Form 1099-DIV notifying you of the status for federal income tax purposes of your distributions for the preceding year. The Funds also will advise shareholders of the percentage, if any, of the dividends paid by Dreyfus Municipal
Reserves that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax.
        You must furnish the Funds with your taxpayer identification number ("TIN'') and state whether you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Code and the regulations thereunder. Unless previously furnished, investments received without such a certification will be returned. Each Fund is required to withhold a portion of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain non-corporate shareholders who do not provide the Fund with a correct TIN; withholding from dividends and capital gain distributions also is required for such shareholders who otherwise are subject to backup withholding.
        Each Fund will be subject to a 4% nondeductible excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its taxable ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund expects to make such distributions as are necessary to avoid the imposition of this tax.
        The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor; for example, Dreyfus Municipal Reserves' dividends may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.
                          GENERAL INFORMATION
        The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel
Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Articles of Incorporation permit the Directors to create an unlimited number of investment portfolios (each a "fund''). Each of the Funds offered by this Prospectus currently issues two Classes of shares, designated "Investor'' and "Class R'' shares. At your written request, the Funds will issue negotiable stock certificates.
        Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Class are entitled to vote, each as a separate class. Only holders of Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Funds to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other proper purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
           Page 30
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
           Page 31
DREYFUS
Dreyfus Money Market Reserves
Dreyfus Municipal Reserves
Dreyfus U.S. Treasury Reserves
Prospectus
(LION LOGO)
Copy Rights 1996 Dreyfus Service Corporation
                                        LMMKTp030196

Registration Mark


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PREMIER BALANCED FUND
(LION LOGO)
PROSPECTUS                                                     MARCH 1, 1996
Registration Mark
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                Premier Balanced Fund (the "Fund"), formerly called the "Laurel Balanced Fund," is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc., an open-end management investment company (the "Company"), known as a mutual fund. The Fund seeks to outperform a hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Intermediate Government/Corporate Bond Index, by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by the Fund's investment manager.
                By this Prospectus, the Fund is offering four Classes of shares_Class A, Class B, Class C and Class R.
                The Dreyfus Corporation serves as the Fund's investment manager. The Dreyfus Corporation is referred to as "Dreyfus."
                This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read carefully before you invest and retained for future reference.
                The Statement of Additional Information ("SAI") dated March 1, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or call 1-800-554-4611. When telephoning, ask for Operator 144.
                MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
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                THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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(Continued from page 1)
                Class A shares are subject to a sales charge imposed at the time of purchase. (Class A shares of the Fund were formerly called Investor Shares.) Class B shares are subject to a maximum 4% contingent deferred sales charge imposed on redemptions made within six years of purchase. Class C shares are subject to a 1% contingent deferred sales charge imposed on redemptions made within the first year of purchase. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) ("Banks") acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. (Class R shares of the Fund were formerly called Trust Shares.) Other differences between the Classes include the services offered to and the expenses borne by each Class and certain voting rights, as described herein. These alternatives are offered so an investor may choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.
                Each Class of shares may be purchased or redeemed by telephone using the TELETRANSFER Privilege.
        Page 2
TABLE OF CONTENTS
                Expense Summary....................................        4
                Financial Highlights...............................        5
                Alternative Purchase Methods.......................        9
                Description of the Fund............................        10
                Management of the Fund.............................        17
                How to Buy Fund Shares.............................        19
                Shareholder Services...............................        24
                How to Redeem Fund Shares..........................        27
                Distribution Plans (Class A Plan and Class B and C Plan).. 31
                Dividends, Other Distributions and Taxes...........        32
                Performance Information............................        33
                General Information................................        35
          page 3

EXPENSE SUMMARY
                                                                       CLASS A      CLASS B     CLASS C    CLASS R
Shareholder Transaction Expenses
         Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)......                      4.50%        none        none        none
         Maximum Contingent Deferred Sales Charge Imposed
         on Redemptions
         (as a percentage of the amount subject to charge).......       none*        4.00%       1.00%       none
Annual Fund Operating Expenses
         (as a percentage of average daily net assets)
         Management Fee..........................                       1.00%        1.00%       1.00%       1.00%
         12b-1 Fee1..............................                        .25%        1.00%       1.00%       none
         Other Expenses .........................                        .00%         .00%        .00%        .00%
                                                                        ------       -------    -------      ------
         Total Fund Operating Expenses...........                       1.25%        2.00%       2.00%       1.00%
Example:
         You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) except where noted, redemption at the end of each time period:
         1 YEAR                                                          $ 57         $60/$202    $30/$202    $  10
         3 YEARS                                                         $ 83         $93/$632    $63         $ 32
         5 YEARS                                                         $111         $128/$1082   $108       $ 55
         10 YEARS                                                        $189         $196**       $233       $122
-----------------
  * A contingent deferred sales charge may be imposed on the redemption of
  Class A shares that are purchased without an initial sales charge. See "How to Buy Fund Shares -- Class A shares."
  ** Assumes conversion of Class B shares to Class A shares approximately six years after the date of purchase and, therefore, reflects Class A expenses for years seven through ten.
  (1) See "Distribution Plans (Class A Plan and Class B and C Plan)" for a
  description of the Fund's Distribution Plans and Service Plan for Class A,
  B and C shares.
  (2) Assuming no redemption of shares.

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Other Expenses for Class B and C shares are based on amounts for Class A for the Fund's last fiscal year. Long-term investors in Class A, B or C shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain banks, securities dealers and brokers ("Selected Dealers") or other financial institutions (including Mellon Bank and its affiliates) (collectively "Agents") may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plans (Class A Plan and Class B and C Plan)."
        The Company understands that Agents may charge fees to their clients who are owners of the Fund's Class A, B or C shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.
          Page 4
FINANCIAL HIGHLIGHTS
                The tables below are based upon a single Class A, Class B, Class C and Class R share outstanding throughout the year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated October 31, 1995, which is incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year or period ended October 31, 1995, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report appears in the Fund's Annual Report. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

PREMIER BALANCED FUND
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                                                       YEAR ENDED   PERIOD ENDED
                                                                       10/31/95     10/31/94#
                                                                       ---------   -----------
        Net asset value, beginning of period                           $10.08        $9.73
                                                                       -------       -------
        Income from investment operations:
         Net investment income                                           0.28         0.11
         Net realized and unrealized gain on investments                 1.82         0.34
                                                                       -------       -------
         Total from investment operations                                2.10         0.45
                                                                       -------       -------
        Less distributions:
        Distributions from net investment income                        (0.27)        (0.10)
                                                                       -------       -------
        Net asset value, end of period                                 $11.91        $10.08
                                                                       ======        =====
        Total return+                                                   21.17%         4.68%
                                                                       -------       -------
        Ratios to average net assets/supplemental data:
         Net assets, end of period (000's)                             $1,650        $1,798
         Ratio of operating expenses to average net assets               1.25%         1.29%**
         Ratio of net investment income to average net assets            2.65%         1.98%**
        Portfolio turnover rate                                         53.20%        83.00%
---------------
   * The Fund commenced selling Investor shares on April 14, 1994. On October
    17, 1994, the Investor shares were redesignated as Class A shares.
  ** Annualized.
  + Total return represents aggregate total return for the period indicated.
  # Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

         Page 5

PREMIER BALANCED FUND
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                 PERIOD ENDED
                                                                   10/31/95*
                                                                -----------

        Net asset value, beginning of period                       $9.76
                                                                   -------
        Income from investment operations:
         Net investment income                                      0.14
         Net realized and unrealized gain on investments            2.11
                                                                   -------
         Total from investment operations                           2.25
                                                                   -------
        Less distributions:
        Distributions from net investment income                   (0.12)
                                                                   -------
        Net asset value, end of period                            $11.89
                                                                   ======
        Total return+                                              23.19%
                                                                   -------
        Ratios to average net assets/supplemental data:
         Net assets, end of period (000's)                        $3,118
         Ratio of operating expenses to average net assets          2.00%**
        Ratio of net investment income to average net assets        2.50%**
        Portfolio turnover rate                                    53.20%
--------------------
    *The Fund commenced operations on September 15, 1993. The Fund commenced selling Class B shares on December 20, 1994.
    **                                                           Annualized.
              Page 6
PREMIER BALANCED FUND
FOR A CLASS C SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                   PERIOD ENDED
                                                                     10/31/95*
                                                                  -----------

        Net asset value, beginning of period                        $9.76
                                                                    -------
        Income from investment operations:
         Net investment income                                       0.11
         Net realized and unrealized gain on investments             2.15
                                                                    -------
         Total from investment operations                            2.26
                                                                    -------
        Less distributions:
        Distributions from net investment income                    (0.12)
                                                                    -------
        Net asset value, end of period                             $11.90
                                                                   ======
        Total return+                                               23.29%
                                                                    -------
        Ratios to average net assets/supplemental data:
         Net assets, end of period (000's)                             $6
         Ratio of operating expenses to average net assets           2.00%**
         Ratio of net investment income to average net assets        2.50%**
        Portfolio turnover rate                                     53.20%
---------------
    * The Fund commenced operations on September 15, 1993. The Fund commenced selling Class C shares on December 20, 1994.
    ** Annualized.
           Pagee 7

PREMIER BALANCED FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                                                    YEAR        YEAR                 PERIOD
                                                                    ENDED       ENDED                ENDED
                                                                   10/31/95    10/31/94##            10/31/93
        Net asset value, beginning or period                       $10.09      $10.18                $10.00
                                                                   ------      -------                ------
        Income from investment operations:
         Net investment income                                       0.31        0.20**                0.02
         Net realized and unrealized gain/(loss) on investments      1.81       (0.13)                 0.16
                                                                   ------      -------                ------
         Total from investment operations                            2.12        0.07                  0.18
                                                                   ------      -------                ------
        Less distributions:
        Distributions from net investment income                   (0.29)       (0.16)                   --
                                                                   ------      -------                ------
        Net asset value, end of period                            $11.92       $10.09                $10.18
                                                                  =======      =======               ======
        Total return+                                              21.46%         .68%                 1.80%
                                                                   ------      -------                ------
        Ratios to average net assets/supplemental data:
         Net Assets, end of period (000's)                       $97,881       $75,720               $28,904
         Ratio of operating expenses to average net assets          1.00%         1.04%***              1.15%#++
         Ratio of net investment income to average net assets       2.89%         2.23%                 1.96%++
        Portfolio turnover rate                                    53.20%           83%                  --
--------------------------
    *        The Fund commenced operations on September 15, 1993.
      On April 14, 1994, the Fund commenced selling Investor shares. Those shares outstanding prior to April 14, 1994 were designated Trust shares. On October 17, 1994, Trust Shares were redesignated as Class R shares.
  **        Net  investment income before reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was $0.2031. The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and loses in the portfolio securities for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuations in market values of the portfolio.
 ***     Annualized expense ratio before voluntary reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was 1.09%.
     Total return represents aggregate total return for the period indicated.
 +   Annualized.
 #  For the period September 15, 1993 (commencement of operations) to
    October 31, 1993, the adviser reimbursed expenses of the Fund amounting to $0.0109.
    ## Prior to October 17, 1994, Mellon Bank served as the Fund's investment
    manager. Effective   October 17, 1994, Dreyfus began serving as the
    Fund's investment manager.

            Page 8
ALTERNATIVE PURCHASE METHODS
            The Fund offers you four methods of purchasing Fund shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.
                Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Fund Shares_Class A shares." These shares are subject to an annual 12b-1 fee at the rate of
    0.25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan _ Class A shares."
                Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within six years of purchase. See "How to Buy Fund Shares _ Class B shares" and "How to
    Redeem Fund Shares _ Contingent Deferred Sales Charge _ Class B shares." These shares also are subject to an annual distribution fee at the rate of 0.75 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B.
    See "Distribution and Service Plans _ Class B and C." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase (or, in the case of Class B shares of the Fund acquired through exchange of Class B shares of another fund advised by Dreyfus, the date of purchase of the original Class B shares of the fund exchanged), Class B shares will automatically convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. (Such conversion is subject to suspension by the Board of Directors if adverse tax consequences might result.) Class B shares that have been acquired through the reinvestment of dividends and other distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and other distributions.
                Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Redeem Fund Shares _ Class C shares." These shares also are subject to an annual distribution fee at the rate of 0.75 of 1% of the value of the average daily net assets of Class C. In addition, Class C shares are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C. See "Distribution and Service Plans _ Class B and C." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.
                Class R shares generally may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for accounts maintained by individuals. Class R shares are sold at net asset value per share primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Class A, Class B and Class C shares are sold primarily to retail investors by Agents that have entered into Agreements with the Distributor.
                The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A shares.
           Page 9
     Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares.
DESCRIPTION OF THE FUND
        INVESTMENT OBJECTIVE
                The Fund seeks to outperform a hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and 40% of which is the Lehman Brothers Intermediate Bond Index ("Intermediate Index"), by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by Dreyfus. There can be no assurance that the Fund will meet its stated objective.
        MANAGEMENT POLICIES
                To outperform the hybrid index, Dreyfus first employs a disciplined valuation methodology to the return and risks of common stocks and bonds. Dreyfus considers various factors in determining the relative attractiveness of investing in common stocks and bonds. The factors which are evaluated include an interest-rate adjusted market price/earnings ratio, interest rate spreads reflecting the term structure of interest rates, and the level and volatility of the return premium for common stocks. The final decision as to which asset class is relatively more attractive is determined by a formal decision rule process based on extensive research by Dreyfus.
                After developing the expected return and risks of each asset class, Dreyfus utilizes computer models designed to identify imbalances in the pricing of common stocks and bonds. Dreyfus then invests the Fund's assets in common stocks and bonds in proportions intended to exploit the perceived imbalances. Under normal circumstances, the Fund's total assets are allocated approximately 60% to common stocks and 40% to bonds. However, the Fund is permitted to invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by Dreyfus. Allocation of assets among common stocks and bonds permits the Fund to exhibit less risk than a fund consisting entirely of common stocks.
                Common stocks are selected so that, in the aggregate, the investment characteristics and risk profile of the equity portion of the Fund are similar to the S&P 500. These characteristics include such measures as dividend yield (before expenses), price-to-earnings ratio, "beta" (relative volatility), return on equity, and market price-to-book value ratio. However, while it may maintain aggregate investment characteristics similar to the S&P 500, the Fund seeks to invest in individual common stocks which together will provide a higher total return than the S&P 500. The Fund will not be operated as an index fund, and the Fund's equity portion will not be limited to stocks included in the S&P 500. Individual security selection is the foundation upon which Dreyfus seeks to implement the investment objective and policies of the equity portion of the Fund. Dreyfus collects information from diverse sources from which Dreyfus constructs and combines valuation models into a computerized comprehensive valuation ranking system identifying common stocks that are undervalued and should be purchased or retained by the Fund. These models include measures of changes in earnings and relative value based on present and historical price-to-earnings ratios, as well as dividend discount cal-
             Page 10
    culations. Once the ranking of common stocks is complete, Dreyfus' experienced investment analysts construct the right component of the Fund to resemble in the aggregate the S&P 500 Index, but weighted toward the most attractive stocks as determined by the valuation models.
                The bond portion of the Fund normally is invested in U.S. dollar-denominated fixed income obligations of domestic and foreign issuers. The Fund's dollar-weighted average maturity may not exceed ten years. Investment selections are based on fundamental economic, market, and other factors leading to valuation by sector, maturity, and quality. The Fund invests in investment grade bonds rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's , or if unrated, determined to be of comparable quality by Dreyfus. The Fund will, in a prudent and orderly fashion, sell bonds whose ratings drop below these minimum ratings. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have speculative characteristics. Furthermore, while bonds rated BBB by Standard & Poor's exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. Investment in foreign obligations may be affected by governmental action in the issuer's country of domicile. Examples of such governmental actions would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. In addition, evidences of ownership of the Fund's securities may be held outside the United States and the Fund may be subject to the risks associated with the holding of such property overseas.
                To implement a particular allocation strategy or for liquidity purposes, other instruments in which the Fund may also invest are: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities; (3) mortgage-related securities backed by the U.S. Government, its agencies and instrumentalities, or by private organizations; (4) corporate obligations rated at least Baa by Moody's or BBB by Standard & Poor's, or if unrated, determined to be of comparable quality by Dreyfus; (5) instruments of U.S. and foreign banks, including certificates of deposit, banker's acceptances and time deposits, and may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"); (6) foreign securities evidenced by American Depository
    Receipts ("ADRs"); (7) Eurodollar bonds and notes; (8) when-issued transactions; (9) repurchase agreements; and (10) commercial paper.
                The Fund may utilize securities lending and reverse repurchase agreements. It may also enter into option and futures contracts subject to certain limitations.
                The S&P 500 is composed of 500 common stocks which are chosen by Standard & Poor's to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The S&P 500 is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the S&P 500 does not imply that Standard & Poor's believes the stock to be an attractive or appropriate investment, nor is Standard & Poor's in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the S&P 500. Component stocks included in the S&P 500 are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. economy and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the S&P 500 may include foreign securities.
                The Intermediate Index is an index established by Lehman Brothers, Inc. which includes fixed rate debt issues rated investment grade or higher by Moody's, Standard & Poor's, or Fitch Investors
    Service, Inc. ("Fitch"). All issues have at least one year to maturity and an out-
        Page 11
    standing par value of at least $100 million for U.S. Government issues and $50 million for all others. The Intermediate Index includes bonds with maturities of up to ten years.
                The Lehman Brothers Government/Corporate Bond Index is a combination of the Lehman Brothers Corporate Bond, Government Bond, and Yankee Bond Indices. The Corporate Bond Index includes public, fixed rate, non-convertible investment grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's or BBB by Standard & Poor's or, in the case of bonds unrated by Moody's or Standard & Poor's, at least BBB by Fitch. Collateralized mortgage obligations are not included in the Corporate Bond Index. The Yankee Bond Index includes U.S. dollar denominated, SEC registered, public, non-convertible debt issued or guaranteed by foreign sovereign governments, foreign municipalities, foreign governmental agencies, or international agencies. The Government Bond Index is a combination of the Treasury Bond Index and the Agency Bond Index. The Treasury Bond Index includes public obligations of the U.S. treasury; flower bonds and foreign-targeted bonds are excluded. The Agency Bond Index includes publicly issued debt of agencies of the U.S. Government, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. Mortgage-backed securities are not included in the Agency Index.
        INVESTMENT TECHNIQUES
                In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
                BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
                SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. Securities loans, however, are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
                WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.
                MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.
    Although the Fund believes that the Board of Directors will not approve an
           Page 12
    arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
                FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (including interest rate and index futures contracts) and options (including options on securities, indices and futures contracts). The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, or to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates.
                The Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use and of these strategies and there can be no assurance that any strategy that is used will succeed. See the SAI for more information regarding these instruments and the risks relating thereto.
                The Fund may not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.
                RISKS OF DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special risks, including: (1) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the Derivative Instruments involved in the transaction; (2) possible lack of a liquid secondary market for any particular Derivative Instrument at a particular time; (3) the need for additional portfolio management skills and techniques; (4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by Dreyfus concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective; (7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.
                Dreyfus may use Derivative Instruments for hedging purposes (to adjust the risk characteristics of the Fund's portfolio) and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. This can increase investment risk. If Dreyfus judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.
                Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs, and may result in certain tax consequences.
        CERTAIN PORTFOLIO SECURITIES
                AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in U.S. dollar-denominated ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. ADRs are traded in the United States on national securities exchanges or in the over-the-counter market.
       Page 13
                COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's, F-1 by Fitch, Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.
                FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
                ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board of Directors or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom.
    Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
         Page 14
                REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This investment technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed above.
                REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of Fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (i) transfers possession of Fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
                ECDS, ETDS AND YANKEE CDS. The Fund may invest in ECDs, ETDs and Yankee CDs. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs and Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks.
                EURODOLLAR BONDS AND NOTES. The Fund may invest in Eurodollar bonds and notes. Eurodollar bonds and notes are obligations that pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. Investments in Eurodollar bonds and notes involve risks that differ from investments in securities of domestic issuers.
                FIXED-INCOME SECURITIES. The Fund may invest in fixed-income securities. In periods of declining interest rates, the Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield may tend to be lower than prevailing interest rates. Also, in periods of falling interest rates, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund investing in fixed-income securities also may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.
                GNMA CERTIFICATES. The Fund may invest in Government National Mortgage Association ("GNMA") Certificates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations, and other lenders and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in a pool underlying a GNMA Certificate will have maturities of up to 30 years, the average life of a GNMA Certificate will be substantially less because the mortgages will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in
          Page 15
     mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the GNMA Certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the GNMA Certificate. Reinvestment of prepayments may occur at higher or lower rates than the original yield of the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA Certificates, with underlying mortgages bearing higher interest rates, can be less effective than typical non-callable bonds of similar maturities at locking in yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.
                MORTGAGE PASS-THROUGH CERTIFICATES. The Fund may invest in mortgage pass-through certificates. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by lenders such as savings and loan associations, mortgage bankers, commercial banks and others to residential home buyers throughout the United States. The securities are deemed "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans. The principal governmental issuer of such securities is GNMA, which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal
    Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA"), both government-sponsored corporations owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of underlying mortgage loans. For further information, see the SAI.
                OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
                U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States ("U.S. Government Securities"). In addition to direct obligations of the U.S. Treasury, U.S. Government Securities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by FNMA, FHLMC or other instrumentalities.
                VARIABLE AMOUNT MASTER DEMAND NOTES. The Fund may invest in Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease
           Page 16
    the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed-upon formula. If an issuer of a variable amount master demand note to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will only invest in variable amount master demand notes issued by entities that Dreyfus considers creditworthy.
                PORTFOLIO TURNOVER. While both stocks and other securities are purchased for the Fund on the basis of potential for capital appreciation and income and not for short-term trading profits, the Fund's turnover rate for stocks and/or other securities may exceed 100%.
    A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, Fund transactions in stocks and other securities will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
                LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets
    (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
                The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
                In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
                            MANAGEMENT OF THE FUND


                INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


                Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with
          Page 17
    the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.
                The fixed income portion of the Fund is managed by Laurie Carroll. Ms. Carroll has managed the fixed income portion of the Fund since September 15, 1993. Ms. Carroll is a Senior Vice President and portfolio manager at Mellon Bank. Ms. Carroll has been employed by Mellon Bank since 1986. The equity portion of the Fund is managed by Ron Gala. Mr. Gala has managed the equity portion of the Fund since September 15, 1993. Mr. Gala is Vice President and portfolio manager for Mellon Bank and is a portfolio manager for Mellon Equity Associates. Mr. Gala is also responsible for Mellon Equity Associates' asset allocation. Mr. Gala has been employed by Mellon Bank in various capacities since 1982. Ms. Carroll and Mr. Gala have been employed by Dreyfus as portfolio managers since October 17, 1994.


                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately more than $ 233 billion in assets as of December 31, 1995, including $ 81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.




                Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 1.00 of 1% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended October 31, 1995, the Fund paid Dreyfus 1.00% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees). For the fiscal year ended October 31, 1995, for Class A and Class R shares, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 1.00% of the average daily net assets for each of the Fund's Class A and Class R shares. For the period from December 20, 1994 through October 31, 1995 for Class B and Class C shares, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 1.00% (annualized) of the average daily net assets for each of the Fund's Class B and Class C shares.


                In addition, Class A, B and C shares are subject to certain Rule 12b-1 distribution and shareholder servicing fees. See "Distribution Plans (Class A Plan and Class B and C Plan)."
                In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection
        Page 18
     of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
                Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.
                Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
                DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
                CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT; AND SUB-ADMINISTRATOR -- Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15258 is the Fund's custodian. The Fund's transfer and dividend disbursing agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express
    Plaza, Providence, Rhode Island 02903.  Premier Mutual Fund Services,
    Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.
HOW TO BUY FUND SHARES
                GENERAL. Class A shares, Class B shares and Class C shares may be purchased only by clients of Agents, except that full-time or part-time employees or directors of Dreyfus or any of its affiliates or subsidiaries, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent.
                Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of the Fund who have held their shares since April 4, 1994, may continue to purchase
    Class R shares of the Fund, whether or not they otherwise would be eligible to do so. Class R shares may be purchased for a retirement plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
                When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
                Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.
         Page 19
                The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and
    403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
                The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain qualified or non-qualified employee benefit plans or other programs, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier Balanced Fund." Payments to open new accounts which are mailed should be sent to Premier Balanced Fund, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Balanced Fund, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check.
                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:
                      DDA# 044318 Premier Balanced Fund/Class A shares;
                      DDA# 044326 Premier Balanced Fund/Class B shares;
                      DDA# 044342 Premier Balanced Fund/Class C shares;
                      DDA# 044350 Premier Balanced Fund/Class R shares.
                The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call
    1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and
       Page 20
     account number PRECEDED BY THE DIGITS "4130" for Class A shares,
     "4140" for Class B shares, "4150" for Class C shares and "4160" for
     Class R shares.
                The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's NAV refers to the worth of one share. The NAV for shares of each Class of the Fund is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by number of shares of that Class outstanding. Shares of each Class of the Fund are offered on a continuous basis. The valuation of assets for determining NAV for the Fund may be summarized as follows:
                The portfolio securities of the Fund, except as otherwise noted, listed or traded on a stock exchange, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at a fair value as determined in good faith in accordance with procedures established by the Board of Directors.
                Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
                NAV is determined on each day that the New York Stock
    Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). Investments and requests to exchange or redeem shares received by the Fund in proper form before such close of business are effective on, and will receive the price determined on, that day (except investments made by electronic funds transfer, which are effective two business days after your call). Investment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.
                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the
           Page 21
    dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.
                CLASS A SHARES. The public offering price of Class A shares is the NAV of that Class plus a sales load as shown below:

                                                            Total Sales Load
                                                 ------------------------------------
                                                     As a % of               As a % of            Dealers' Reallowance
                                                 Offering Price             Net Asset Value               as a % of
        Amount of Transaction                      Per Share                 Per Share               Offering Price
        ----------------------                 --------------             ----------------       -------------------------
        Less than $50,000.........                 4.50                          4.70                      4.25
        $50,000 to less than $100,000              4.00                          4.20                      3.75
        $100,000 to less than $250,000...          3.00                          3.10                      2.75
        $250,000 to less than $500,000...          2.50                          2.60                      2.25
        $500,000 to less than $1,000,000...        2.00                          2.00                      1.75

                There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase
    Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within two years after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the sections of the Fund's Prospectus entitled "How to Redeem Fund Shares _ Contingent Deferred Sales Charge _ Class B" (other than the amount of the CDSC and its time periods) and
    "How to Redeem Fund Shares_Waiver of CDSC" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation
    apply to such purchases of Class A shares.
                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing.
                Class A shares will be offered at NAV without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at NAV without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.
                Holders of Class A accounts of the Fund as of December 19, 1994 may continue to purchase Class A shares of the Fund at NAV. However, investments by such holders in OTHER funds advised by Dreyfus will be subject to any applicable front-end sales load.
                Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a
              Page 22
    "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a CDSC or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
                Class A shares also may be purchased at NAV, subject to appropriate documentation, by
                (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Dealers receive a larger percentage of the sales load from the Distributor than they receive for selling most other funds.
                CLASS B SHARES. The public offering price for Class B shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class
    B shares as described under "How to Redeem Fund Shares." The Distributor compensates certain Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.
                CLASS C SHARES. The public offering price for Class C shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B shares" above and "How to Redeem Fund Shares."
                CLASS R SHARES. The public offering price for Class R shares is the NAV of that Class.
                RIGHT OF ACCUMULATION--CLASS A SHARES. Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by Dreyfus which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the SAI, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
                To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
                TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the nec-
          Page 23
    essary information on the Fund's Account Application or have a filed Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this
    privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
        FUND EXCHANGES
                You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
                To request an exchange, your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas,
     516-794-5452. See "How to Redeem Fund Shares_Procedures."
    Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.
                Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or
    C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with
          Page 24
    a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
                AUTO-EXCHANGE PRIVILEGE
                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE AUTO-EXCHANGE PRIVILEGE
    MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. See "Shareholder Services" in the SAI. The right to exercise this privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier Balanced Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
                DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish an AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561.
    You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing
          Page 25
     written notification to Premier Balanced Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
                DIVIDEND OPTIONS
                Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of another fund in the Premier Family of Funds or certain of the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the SAI. Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
                For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561.
    You may cancel these Privileges by mailing written notification to
    Premier Balanced Fund, P.O. Box 6587, Providence, Rhode Island
    02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.
                GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon
    30 days' notice to you.
                AUTOMATIC WITHDRAWAL PLAN
                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
                Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained from the Distributor by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or
          Page 26
    the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                Shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.
                RETIREMENT PLANS
                The Fund offers a variety of pension and profit-sharing
    plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                LETTER OF INTENT--CLASS A SHARES
                By signing a Letter of Intent form, available from the Distributor, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.
    The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.
HOW TO REDEEM FUND SHARES
                GENERAL--You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
        Page 27
                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
                The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.
                CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES--A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.
                If the aggregate value of Class B shares redeemed has
    declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
    The following table sets forth the rates of the CDSC:
        Year Since                             CDSC as a % of Amount
        Purchase Payment                        Invested or Redemption
        Was Made                                    Proceeds
        -----------------                    ------------------------
        First.............................        4.00
        Second............................        4.00
        Third.............................        3.00
        Fourth............................        3.00
        Fifth.............................        2.00
        Sixth.............................        1.00
                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the
          Page 28
     preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.
                For example, assume an investor purchased 100 shares at $10 share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.
                For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of the Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the fund exchanged.
                CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES--A CDSC of
    1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge_Class B shares" above.
                WAIVER OF CDSC--The CDSC applicable to Class B and Class C shares (and to certain Class A shares) will be waived in connection with
    (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 701\2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions by such shareholders as the SEC or its staff may permit. If the Company's Board of Directors determines to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.
                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
                PROCEDURES--You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or, through the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected Dealer. If you have given your Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
                You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER Privilege or telephone exchange privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act
         Page 29
    on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Fund's NAV may fluctuate.
                REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to Premier Balanced Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call 1-800-554-4611.
                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
                TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your
            Page 30
     account with the Selected Dealer. See "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
                In addition, the Distributor will accept orders from Selected Dealers with which it has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.
                REINVESTMENT PRIVILEGE--CLASS A SHARES. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. The Reinvestment Privilege may be exercised only once.
DISTRIBUTION PLANS
(CLASS A PLAN AND CLASS B AND C PLAN)
                Class A shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Class B and C shares are subject to a Distribution Plan and a Service Plan, each adopted pursuant to Rule 12b-1. Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.
                DISTRIBUTION PLAN--CLASS A SHARES--The Class A shares of the Fund bear some of the cost of selling those shares under the Distribution Plan (the "Plan"). The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Class A shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Class A shares of the Fund.
                The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
                DISTRIBUTION AND SERVICE PLANS--CLASS B AND C SHARES-- Under a Distribution Plan adopted pursuant to Rule 12b-1, the Fund pays the Distributor for distributing the Fund's Class B and C shares at an aggregate annual rate of .75 of 1% of the value of the average daily net assets of Class B and C. Under a Service Plan adopted pursuant to Rule 12b-1, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class B and C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B and C. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by their clients in connection with the investment of their assets in Class B and C shares. The Distributor may pay one or more Agents in respect of distribution and other services for these Classes of shares. The
            Page 31
    Distributor determines the amounts, if any, to be paid to Agents under the Distribution and Service Plans and the basis on which such payments are made. The fees payable under the Distribution and Service Plans are payable without regard to actual expenses incurred.
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
                The Fund declares and pays dividends from its net investment income, if any, four times yearly and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions in additional Fund shares; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares, because of the higher expenses borne by the relevant Class. See "Expense Summary."
                It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.
                Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable to such shareholders as long-term capital gains for Federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
                Dividend Distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
                Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net capital gain, if any, paid during the year.
                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if (1) an investor redeems those shares or exchanges those shares for shares of another fund advised or administered by Dreyfus within 91 days of purchase and (2) in the case of a redemption, acquires other Fund Class A shares through exercise of the Reinvestment
          Page 32
    Privilege or, in the case of an exchange, such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for the original Class A shares, up to the amount of the reduction of the sales load pursuant to the Reinvestment Privilege or on the exchange, as the case may be, is not included in the basis of such shares for purposes of computing gain or loss on the redemption or the exchange, and instead is added to the basis of the fund shares received pursuant to the Reinvestment Privilege or the exchange.
                Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591\2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.
                With respect to individual investors and certain non-qualified Retirement Plans, federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury
    31% of dividends, distributions from net capital gain and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.
                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
                The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
                You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
                For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C should be expected to be lower than that of Class A and the performance of Class A, B and C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.
         Page 33
                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
                Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A shares) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Fund's Class A shares, which, if reflected, would reduce the performance quoted.
                The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
                Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, Standard & Poor's Composite Index of 500 Stocks, Lehman Brothers Intermediate Bond Index, CDA Technologies indexes, other indexes created by Lehman Brothers, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
           Page 34
GENERAL INFORMATION
                The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Fund is a portfolio of the Company. The Fund's shares are classified into four classes_Class A, Class B, Class C and Class R. The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund").
                Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Class are entitled to vote, each as a separate class. Only holders of Class A, B or C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution and/or Service Plan relating to that Class.
                Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
                The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
                Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS
    AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                PDB/P030196
          Page 35



------------------------------------------------------------------------------
  PREMIER LIMITED TERM INCOME FUND
           PROSPECTUS                                           MARCH 1, 1996
Registration Mark
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                Premier Limited Term Income Fund (the "Fund"), formerly called the "Laurel Intermediate Income Fund," is a separate, diversified portfolio of The Dreyfus/ Laurel Funds, Inc., an open-end management investment company (the "Company"), known as a mutual fund. The Fund seeks to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity by investing in fixed income obligations with average maturities not in excess of ten years.
                By this Prospectus, the Fund is offering four Classes of shares_Class A, Class B, Class C and Class R.
                The Dreyfus Corporation serves as the Fund's investment manager. The Dreyfus Corporation is referred to as "Dreyfus."
                                    ________
                This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read carefully before you invest and retained for future reference.
                The Statement of Additional Information ("SAI") dated March
    1, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or call 1-800-554-4611. When telephoning, ask for Operator 144.
                                     ________
                MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
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                THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------------
(Continued from page 1)
                Class A shares are subject to a sales charge imposed at the time of purchase. (Class A shares of the Fund were formerly called Investor Shares.) Class B shares are subject to a maximum 3% contingent deferred sales charge imposed on redemptions made within five years of purchase. Class C shares are subject to a .75% contingent deferred sales charge imposed on redemptions made within the first year of purchase. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) ("Banks") acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. (Class R shares of the Fund were formerly called Trust Shares.) Other differences between the Classes include the services offered to and the expenses borne by each Class and certain voting rights, as described herein. These alternatives are offered so an investor may choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.
                Each Class of shares may be purchased or redeemed by telephone using the TELETRANSFER Privilege.
TABLE OF CONTENTS

                Expense Summary..............................              3
                Financial Highlights.........................              4
                Alternative Purchase Methods.................              8
                Description of the Fund......................              9
                Management of the Fund.......................             14
                How to Buy Fund Shares.......................             16
                Shareholder Services.........................             21
                How to Redeem Fund Shares....................             24
                Distribution Plans (Class A Plan and Class B and C Plan)  28
                Dividends, Other Distributions and Taxes.....             29
                Performance Information......................             30
                General Information..........................             31
                                         Page 2

EXPENSE SUMMARY
                                                                       Class A      Class B      Class C       Class R
                                                                       _______      _______      _______      _______
Shareholder Transaction Expenses
         Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)..............              3.00%        none          none         none
         Maximum Contingent Deferred Sales Charge Imposed
         on Redemptions
         (as a percentage of the amount subject to charge)              none*        3.00%         .75%        .none
Annual Fund Operating Expenses
         (as a percentage of average daily net assets)
         Management Fee..........................                        .60%         .60%         .60%         .60%
         12b-1 Fee1..............................                        .25%         .75%         .75%         none
         Other Expenses .........................                        .00%         .00%         .00%         .00%
         Total Fund Operating Expenses...........                        .85%        1.35%        1.35%         .60%
Example:
         You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) except where noted, redemption at the end of each time period:
         1 YEAR                                                          $ 38    $ 44/$142      $ 21/$143     $ 6
         3 YEARS                                                         $ 56    $63/$432       $ 43          $19
         5 YEARS                                                         $ 76    $ 84/$742      $ 74          $33
         10 YEARS                                                        $132    $136**         $162          $75
  * A contingent deferred sales charge may be imposed on the redemption of
  Class A shares that are purchased without an initial sales charge. See "How to Buy Fund Shares_Class A shares."
  **Assumes conversion of Class B shares to Class A shares approximately six years after the date of purchase and, therefore, reflects Class A expenses for years seven through ten.
  (1) See "Distribution Plans (Class A Plan and Class B and C Plan)" for a
  description of the Fund's Distribution Plan and Service Plan for Class A, B
  and C shares.
  (2) Assuming no redemption of shares.

------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------
                The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Class A, B or C shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain banks, securities dealers and brokers ("Selected Dealers") or other financial institutions (including Mellon Bank and its affiliates) (collectively "Agents") may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plans (Class A Plan and Class B and C Plan)."
                The Fund understands that Agents may charge fees to their clients who are owners of the Fund's Class A, B or C shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.
                            Page 3
FINANCIAL HIGHLIGHTS
        The tables below are based upon a single Class A, Class B, Class C and Class R share outstanding throughout each fiscal year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated October 31, 1995, which is incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year or period ended October 31, 1995 have been audited by KPMG Peat Marwick LLP, the independent auditors, whose report appears in the Fund's Annual Report. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


PREMIER LIMITED TERM INCOME FUND
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                                                   YEAR ENDED  PERIOD ENDED
                                                                    10/31/95      10/31/94*#
        Net asset value, beginning of period                         $10.22          $10.49
                                                                  -----------  --------------
        Income from investment operations:
         Net investment income                                        0.56           0.28
         Net realized and unrealized gain(loss) on investments        0.62          (0.27)
                                                                   --------        ---------
         Total from investment operations                             1.18           0.01
                                                                   --------        ---------
        Less distributions:
         Distributions from net investment income                    (0.56)         (0.28)
                                                                   ---------       ---------
        Net asset value, end of period                              $10.84         $10.22
                                                                   =========       =========
        Total return                                                 11.83%          0.11%
                                                                   =========       =========
        Ratios to average net assets/supplemental data:
         Net assets, end of period (in 000's)                       $1,150        $   932
         Ratio of operating expenses to average net assets            0.85%          0.83%**
         Ratio of net investment income to average net assets         5.33%          4.47%**
        Portfolio turnover rate                                         73%          .117%

    *The Fund commenced selling Investor Shares on April 7, 1994. Effective as of October 17, 1994, the Fund's Investor Shares were redesignated as Class A shares.
    **Annualized.
    Total return represents aggregate total return for the period indicated.
    #Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

                        Page 4

PREMIER LIMITED TERM INCOME FUND
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                  YEAR ENDED
                                                                   10/31/95
        Net asset value, beginning of period                       $10.15
                                                                 ------------
        Income from investment operations:
         Net investment income                                       0.47
         Net realized and unrealized gain on investments             0.69
                                                                 ------------
         Total from investment operations                            1.16
                                                                 ------------
        Less distributions:
         Distributions from net investment income                   (0.47)
                                                                  ----------
        Net asset value, end of period                             $10.84
                                                                  ==========
        Total return                                                11.32%
                                                                  ==========
        Ratios to average net assets/supplemental data:
         Net assets, end of period (in 000's)                         $78
         Ratio of operating expenses to average net assets           1.35%**
         Ratio of net investment income to average net assets        4.85%**
        Portfolio turnover rate                                     73.00%
-----------------
    *The Fund commenced selling B Shares on December 19, 1994.
    **Annualized.
                       Page 5
PREMIER LIMITED TERM INCOME FUND
FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                                                  YEAR ENDED
                                                                   10/31/95
        Net asset value, beginning of period                       $10.15
                                                                 -----------
        Income from investment operations:
         Net investment income                                       0.48
         Net realized and unrealized gain on investments              .69
                                                                 -----------
         Total from investment operations                            1.17
                                                                 -----------
        Less distributions:
         Distributions from net investment income                   (0.48)
                                                                 -----------
        Net asset value, end of period                             $10.84
                                                                 ===========
        Total return                                                11.32%
                                                                 ===========
        Ratios to average net assets/supplemental data:
         Net assets, end of period (in 000's)                           --
         Ratio of operating expenses to average net assets              --
         Ratio of net investment income to average net assets           --
        Portfolio turnover rate                                     73.00%
--------------
    *The Fund commenced selling C Shares on December 19, 1994.
                           Page 6

PREMIER LIMITED TERM INCOME FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                  YEAR          YEAR         YEAR         YEAR         PERIOD
                                                                 ENDED         ENDED        ENDED        ENDED         ENDED
                                                               10/31/95     10/31/94*##    10/31/93     10/31/92     *10/31/91
    Net asset value, beginning of period                        $10.22         $11.07       $10.71        $10.41       $10.00
                                                              ----------     ----------   ----------   -----------  ----------
    Income from investment operations:
     Net investment income                                        0.58           0.49#        0.51          0.62         0.19
     Net realized and unrealized gain/(loss) on
        investments                                               0.62          (0.75)        0.46          0.30         0.36
                                                              ----------     ----------   ----------   -----------  ----------
     Total from investment operations                             1.20          (0.26)        0.97          0.92         0.55
                                                              ----------     ----------   ----------   -----------  ----------
    Less distributions:
     Distributions from net
      investment income                                          (0.58)         (0.53)       (0.52)        (0.62)        (0.14)
     Distributions from net realized
        capital gains                                              --           (0.06)       (0.09)          --           --
                                                               ----------     ----------   ----------   -----------  ----------
     Total Distributions                                         (0.58)         (0.59)       (0.61)        (0.62)        (0.14)
                                                               ----------     ----------   ----------   -----------  ----------
    Net asset value, end of period                              $10.84         $10.22       $11.07        $10.71        $10.41
                                                               ==========     ==========   ==========   ===========  ==========
     Total return                                                12.11%         (2.46%)       9.33%         9.11%         5.49%
    Ratios to average net assets/
                                            supplemental data:
     Net assets, end of year (in 000's)                        $69,924        $82,406      $59,534       $20,619        $9,608
     Ratio of expenses to average
                                    net assets                    0.60%          0.60%        0.60%         0.51%         0.02%**
     Ratio of net investment income to
                                              average net assets  5.58%          4.70%        4.81%         5.91%         7.16%**
      Portfolio turnover rate                                       73%           117%         112%           67%           23%
------------------
      * The Fund commenced operations on July 11, 1991. The Fund commenced selling Class A Shares on April 7, 1994. Those shares outstanding prior to April 4, 1994 were designated Trust Shares. Effective as of
      October 17, 1994, the Fund's Trust shares were redesignated as
      Class R shares.
      ** Annualized.
      Annualized expense ratio before reimbursement of expenses by the investment adviser was .60% for the year ended October 31, 1994.
 +   Total return represents aggregate total return for the periods indicated.
 ++   For the year ended October 31, 1992 and the period ended October 31,
      1991, the investment adviser waived all or a portion of
      its advisory fee amounting to $0.0064 and $0.0107 per share, respectively. For the years ended October 31, 1993 and 1992 and the period ended October 31, 1991, the investment adviser reimbursed expenses of the Fund amounting to $.0509, $.1147, and $.0732 per share, respectively.
   #  Net investment income before reimbursement of expenses by the investment adviser was $0.49 for the year ended October 31,
      1994.
  ##  Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

                                 Page 7
ALTERNATIVE PURCHASE METHODS
            The Fund offers you four methods of purchasing Fund shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.
                Class A shares are sold at net asset value per share plus a maximum initial sales charge of 3.0% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Fund Shares_Class A shares." These shares are subject to an annual 12b-1 fee at the rate of
    0.25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan_Class A shares."
                Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 3% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within five years of purchase. See "How to Buy Fund Shares _ Class B shares" and "How to
    Redeem Fund Shares _ Contingent Deferred Sales Charge _ Class B shares." These shares also are subject to an annual distribution fee at the rate of 0.50 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B.
    See "Distribution and Service Plans _ Class B and C." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase (or in the case of Class B shares of the Fund acquired through exchange of Class B shares of another fund advised by Dreyfus, the date of purchase of the original Class B shares of the fund exchanged), Class B shares will automatically convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. (Such conversion is subject to suspension by the Board of Directors if adverse tax consequences might result.) Class B shares that have been acquired through the reinvestment of dividends and other distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and other distributions.
                Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a .75% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Redeem Fund Shares _
    Class C shares." These shares also are subject to an annual distribution fee at the rate of 0.50 of 1% of the value of the average daily net assets of Class C. In addition, Class C shares are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C. See "Distribution and Service Plans _ Class B and C." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.
                Class R shares generally may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for accounts maintained by individuals. Class R shares are sold at net asset value per share primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the
    Fund distributed to them by virtue of such an account or relationship. Class A, Class B and Class C shares are sold primarily to retail investors by Agents that have entered into Agreements with the
    Distributor.
                The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the
                          Page 8
    return of Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, but will not be appropriate for investors who invest less than $100,000 in Fund shares.
DESCRIPTION OF THE FUND
        INVESTMENT OBJECTIVE
                The Fund seeks to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity by investing in fixed income obligations with average maturities not in excess of ten years. There can be no assurance that the Fund will meet its stated investment objective.
        MANAGEMENT POLICIES
                Investment selections will be based on fundamental economic, market and other factors leading to valuation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objective. Under normal circumstances, at least 65% of the Fund's total assets will be invested in fixed income obligations of domestic and foreign issuers. The Fund will invest in investment grade bonds rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by
    Standard and Poor's rating services, or, if unrated, determined to be of comparable quality by the Fund's investment adviser, Dreyfus. The Fund's dollar-weighted average maturity will not be in excess of ten years.
                Securities rated BBB by Standard & Poor's or Baa by Moody's are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have some speculative characteristics. Further, while bonds rated BBB by Standard & Poor's exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories.
                The Fund will not invest in securities rated less than Baa by Moody's or BBB by Standard & Poor's, or in unrated securities determined to be of a lesser credit quality than those designations. The Fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.
                The Fund may invest in obligations of foreign issuers which are U.S. dollar-denominated. Investments in foreign obligations may be affected by governmental action in the country of domicile. In addition, evidences of ownership of Fund securities may be held outside of the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium on payment of principal or interest.
                Other instruments in which the Fund will invest include (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies or instrumentalities; (3) mortgage-related securities backed by U.S. Government agencies or instrumentalities; (4) instruments of U.S.
    and foreign banks, including certificates of deposit, bankers'
    acceptances and time deposits, and may include
                         Page 9
    Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of
    Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs") (5)
    commercial paper of U.S. and foreign companies, rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's, F-1 by Fitch Investors Service ("Fitch"), Duff 1 by Duff & Phelps, Inc. or A1 by IBCA, Inc. (6) floating rate securities; (7) variable amount master demand notes; (8) repurchase agreements; (9) when-issued transactions;
    (10) Eurodollar bonds and notes; and (11) American Depository Receipts ("ADRs").
                The Fund may utilize reverse repurchase agreements. It may also enter into futures contracts and related options for hedging purposes, but does not intend to do so during the coming year.
        INVESTMENT TECHNIQUES
                In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
                BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
                SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
                WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.
                MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least
    30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the
    Board of Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
        CERTAIN PORTFOLIO SECURITIES
                AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in U.S. dollar-denominated ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. ADRs are traded in the United States on national securities exchanges or in the over-the-counter market.
                      Page 10
                COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's, F-1 by Fitch, Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.
                ECDS, ETDS AND YANKEE CDS. The Fund may invest in ECDs, ETDs and Yankee CDs. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the
    United States. ECDs, ETDs and Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks.
                EURODOLLAR BONDS AND NOTES. The Fund may invest in Eurodollar bonds and notes. Eurodollar bonds and notes are obligations that pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. Investments in Eurodollar bonds and notes involve risks that differ from investments in securities of domestic issuers.
                FIXED-INCOME SECURITIES. The Fund may invest in fixed-income securities. In periods of declining interest rates, the Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield may tend to be lower than prevailing interest rates. Also, in periods of falling interest rates, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the yield of the Fund.
    In periods of rising interest rates, the opposite can be true. The net asset value of a fund investing in fixed-income securities also may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.
                FLOATING RATE SECURITIES. The Fund may invest in floating
    rate securities. A floating rate security provides for the automatic adjustment of its interest whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.
                FOREIGN SECURITIES. The Fund may purchase securities of
    foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with
                           Page 11
    respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes
    that would reduce the yield on such     securities.
                REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This investment technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities _ Illiquid Securities."
                REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (i) transfers possession of Fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
                GNMA CERTIFICATES. The Fund may invest in Government National Mortgage Association ("GNMA") Certificates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations, and other lenders and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in a pool underlying a GNMA Certificate will have maturities of up to 30 years, the average life of a GNMA Certificate will be substantially less because the mortgages will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the GNMA Certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the GNMA Certificates. Reinvestment of prepayments may occur at higher or lower rates than the original yield of the Certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA Certificates, with underlying mortgages bearing higher interest rates can be less effective than typical non-callable bonds of similar maturities at locking in yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.
                ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securi-
                             Page 12
    ties that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
                MORTGAGE PASS-THROUGH CERTIFICATES. The Fund may invest in mortgage pass-through certificates that are issued by governmental or government-related organizations and are backed by pools of mortgage loans. These mortgage loans are made by lenders such as savings and loan associations, mortgage bankers, commercial banks and others to residential home buyers throughout the Untied States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans. The principal governmental issuer of such securities is GNMA. Government related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA"), both government-sponsored corporations owned entirely by private stockholders. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of underlying mortgage loans. For further information, see the SAI.
                OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the
    "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
                U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United
    States ("U.S. Government Securities"). In addition to direct obligations of the U.S. Treasury, U.S. Government Securities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by FNMA, FHLMC, or other instrumentalities.
                VARIABLE AMOUNT MASTER DEMAND NOTES. The Fund may invest in Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pur-
                             Page 13
    suant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed-upon formula. If an issuer of a variable amount master demand note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will only invest in variable amount master demand notes issued by entities that Dreyfus considers creditworthy.
                PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for high current income and not for short-term trading profits, in the past the portfolio turnover rate of the Fund has exceeded 100% and may exceed 100% in the future. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. In past years the Fund's rate of portfolio turnover exceeded that of certain other mutual funds with a similar investment objective. A higher rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, security transactions will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
                LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments, in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
                The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
                In order to permit the sale of the Fund's Shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.


MANAGEMENT OF THE FUND
                INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus
                        Page 14
    managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


                Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.
                The Fund is managed by Laurie Carroll. Ms. Carroll has managed the Fund since its commencement of operations and has been employed by Dreyfus as a portfolio manager since October 17, 1994. Ms. Carroll is a Senior Vice President and portfolio manager at Mellon Bank. Ms. Carroll has been employed by Mellon Bank since 1986.


                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


                Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.60 of 1% of the value of the Fund's daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested directors (including counsel fees), Rule 12b-1 fees
    (if applicable) and extraordinary expenses. In order to compensate
    Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the period ended October 31, 1995, the Fund paid Dreyfus 0.60% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees). For the fiscal year ended October 31, 1995, for Class A and Class R shares, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 0.60% of the average daily net assets for each of the Fund's Class A and Class R shares. For the period from December 19, 1994 through October 31, 1995 for Class B and Class C shares, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 0.60% (annualized) of the average daily net assets for each of the Fund's Class B and Class C shares.
                In addition, Class A, B and C shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plans (Class A Plan and Class B and C Plan)."
                In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
                           Page 15
                Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.
                Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
                DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
                CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT; AND SUB-ADMINISTRATOR--Mellon Bank, (One Mellon Bank Center, Pittsburgh, PA 15258) is the Fund's custodian. The Fund's transfer and dividend disbursing agent is Dreyfus Transfer, Inc. ("the Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.
HOW TO BUY FUND SHARES
                GENERAL-- Class A shares, Class B shares and Class C shares may be purchased only by clients of Agents, except that full-time or part-time employees or directors of Dreyfus or any of its affiliates or subsidiaries, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent.
                Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of the Fund who have held their shares since April 4, 1994, may continue to purchase
    Class R shares of the Fund, whether or not they otherwise would be eligible to do so. Class R shares may be purchased for a retirement plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
                When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
                Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.
                The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-
                        Page 16
    IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
                The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain qualified or non-qualified employee benefit plans or other programs, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier Limited Term Income Fund". Payments to open new accounts which are mailed should be sent to Premier Limited Term Income Fund, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Limited Term Income Fund, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check.
                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:
              DDA# 044431 Premier Limited Term Income Fund/Class A shares; DDA# 044458 Premier Limited Term Income Fund/Class B shares; DDA# 044474 Premier Limited Term Income Fund/Class C shares; DDA# 044482 Premier Limited Term Income Fund/Class R shares.
        The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4240" for Class A shares, "4250" for Class B shares, "4260" for Class C shares and "4270" for Class R shares.
                           Page 17
                The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                NET ASSET VALUE PER SHARE ("NAV") -- An investment portfolio's NAV refers to the worth of one share. The NAV for shares of each Class of the Fund is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by number of shares of that Class outstanding. Shares of each Class of the Fund are offered on a continuous basis. The valuation of assets for determining NAV for the Fund may be summarized as follows:
                The portfolio securities of the Fund, except as otherwise noted, listed or traded on a stock exchange, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at a fair value as determined in good faith in accordance with procedures established by the Board of Directors.
                Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
                NAV is determined on each day that the New York Stock
    Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). Investments and requests to exchange or redeem shares received by the Fund in proper form before such close of business are effective on, and will receive the price determined on, that day (except investments made by electronic funds transfer, which are effective two business days after your call). Investment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.
                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.
                            Page 18
                CLASS A SHARES -- The public offering price of Class A shares is the NAV of that Class plus a sales load as shown below:

                                                            Total Sales Load
                                                        -------------------------
                                                 As a % of                    As a % of        Dealers' Reallowance
                                              Offering Price               Net Asset Value            as a % of
        Amount of Transaction                  Per Share                       Per Share           Offering Price
        ----------------------             ---------------------          -----------------   -----------------------
        Less than $100,000................            3.00                      3.10                    2.75
        $100,000 to less than $250,000....            2.75                      2.80                    2.50
        $250,000 to less than $500,000....            2.25                      2.30                    2.00
        $500,000 to less than $1,000,000..            2.00                      2.00                    1.75

    There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within two years after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Fund Shares _ Contingent Deferred Sales Charge _ Class B" (other than the amount of the CDSC and its time periods) and
    "How to Redeem Fund Shares_Waiver of CDSC" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation
    apply to such purchases of Class A shares.
                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at NAV, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase
    Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing.
                Class A shares will be offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at NAV without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.
                Holders of Class A accounts of the Fund as of December 19, 1994, may continue to purchase Class A shares of the Fund at NAV.
    However, investments by such holders in OTHER funds advised by Dreyfus will be subject to any applicable front-end sales load.
                Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemp-
                             Page 19
    tion of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 6y0 days of such redemption and the shareholders must have either (i) paid an initial sales charge or a CDSC or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
                Class A shares also may be purchased at NAV, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Dealers receive a larger percentage of the sales load from the Distributor than they receive for selling most other funds.
                CLASS B SHARES--The public offering price for Class B shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class
    B shares as described under "How to Redeem Fund Shares." The Distributor compensates certain Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.
                CLASS C SHARES--The public offering price for Class C shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC, however, is imposed on redemptions of Class C shares made within the first year of purchase. See "Class B shares" above and "How to Redeem Fund Shares."
                CLASS R SHARES--The public offering price for Class R shares is the NAV of that Class.
                RIGHT OF ACCUMULATION--CLASS A SHARES--Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by Dreyfus which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the SAI, where the aggregate investment, including such purchase, is $100,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $80,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $40,000, the sales load applicable to the subsequent purchase would be reduced to 2.75% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
                To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
                TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have a filed Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The
                             Page 20
    Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
        FUND EXCHANGES
                You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
                To request an exchange, your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling
                1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and Privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.
                Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or
    C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No
                              Page 21
    fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
        AUTO-EXCHANGE PRIVILEGE
                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE AUTO-EXCHANGE PRIVILEGE
    MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. See "Shareholder Services" in the SAI. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier Limited Term Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free
    1-800-645-6561.
        DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
                Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish an AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561.
    You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier
    Limited Term Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
                             Page 22
        DIVIDEND OPTIONS
                Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of another fund in the Premier Family of Funds or certain of the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the SAI. Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
                For more information concerning these Privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561.
    You may cancel these Privileges by mailing written notification to
    Premier Limited Term Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.
        GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained from the Distributor by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
        AUTOMATIC WITHDRAWAL PLAN
                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
                Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                Class B and C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.
                             Page 23
        RETIREMENT PLANS
                The Fund offers a variety of pension and profit-sharing
    plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
        LETTER OF INTENT--CLASS A SHARES
                By signing a Letter of Intent form, available from the Distributor, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.
    The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a
    Letter of Intent.
HOW TO REDEEM FUND SHARES
                GENERAL--You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR AUTOMATIC
                          Page 24
    ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE.
    IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
                The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.
                CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES--A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.
                If the aggregate value of Class B shares redeemed has
    declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
    The following table sets forth the rates of the CDSC:
        Year Since                                       CDSC as a % of Amount
        Purchase Payment                                Invested or Redemption
        Was Made                                               Proceeds
        -------------------                          -------------------------
        First...................................                  3.00
        Second..................................                  3.00
        Third...................................                  2.00
        Fourth..................................                  2.00
        Fifth...................................                  1.00
        Sixth...................................                   .00
                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.
                For example, assume an investor purchased 100 shares at $10 share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share,
                           Page 25
    the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after
    purchase) for a total CDSC of     $7.20.
                For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of the Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the Fund exchanged.
                CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES--A CDSC of .75% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge_Class B shares" above.
                WAIVER OF CDSC--The CDSC applicable to Class B and Class C shares (and to certain Class A shares), will be waived in connection with
    (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions by such shareholders as the SEC or its staff may permit. If the Company's Board of Directors determines to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.
                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
                PROCEDURES--You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected Dealer. If you have given your Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
                You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER Privilege or telephone exchange privilege, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
                         Page 26
                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Fund's net asset value may fluctuate.
                REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to Premier Limited Term Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call 1-800-554-4611.
                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
                TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See
    "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
                In addition, the Distributor will accept orders from Selected Dealers with which it has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m.,
                      Page 27
    New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.
                REINVESTMENT PRIVILEGE--CLASS A SHARES. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. The Reinvestment Privilege may be exercised only once.
DISTRIBUTION PLANS
(CLASS A PLAN AND CLASS B AND C PLAN)
                Class A shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Class B and C shares are subject to a Distribution Plan and a Service Plan, each adopted pursuant to Rule 12b-1. Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.
                DISTRIBUTION PLAN--CLASS A SHARES--The Class A shares of the Fund bear some of the cost of selling those shares under the Distribution Plan (the "Plan"). The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Class A shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and activities or expenses primarily intended to result in the sale of Class A shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Class A shares of the Fund.
                The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
                DISTRIBUTION AND SERVICE PLANS--CLASS B AND C SHARES -- Under a Distribution Plan adopted pursuant to Rule 12b-1, the Fund pays the Distributor for distributing the Fund's Class B and C shares at an aggregate annual rate of .50 of 1% of the value of the average daily net assets of Class B and C. Under a Service Plan adopted pursuant to Rule 12b-1, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class B and C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B and C. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by their clients in connection with the investment of their assets in Class B and C shares. The Distributor may pay one or more Agents in respect of distribution and other services for these Classes of shares. The Distributor determines the amounts, if any, to be paid to Agents under the Distribution and Service Plans and the basis on which such payments are made. The fees payable under the Distribution and Service Plans are payable without regard to actual expenses incurred.
                       Page 28
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
                The Fund declares daily and pays monthly (on the first business day of the following month) dividends from its net investment income, if any, and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions in additional Fund shares; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Shares purchased on a day on which the Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares, because of the higher expenses borne by the relevant Class. See "Expense Summary."
                It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.
                Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable to such shareholders as long-term capital gains for federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
                Dividend Distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
                Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net capital gain, if any, paid during the year.
                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if (1) an investor redeems those shares or exchanges those shares for shares of another fund advised or administered by Dreyfus within 91 days of purchase and (2) in the case of a redemption, acquires other Fund Class A shares through exercise of the Reinvestment Privilege or, in the case of an exchange, such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor
                            Page 29
    for the original Class A shares, up to the amount of the reduction of the sales load pursuant to the Reinvestment Privilege or on the exchange, as the case may be, is not included in the basis of such shares for purposes of computing gain or loss on the redemption or the exchange, and instead is added to the basis of the fund shares received pursuant to the Reinvestment Privilege or the exchange.
                Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.
                With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury
    31% of dividends, distributions from net capital gain and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
                The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
                You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
                For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C should be expected to be lower than that of Class A and the performance of Class A, B and C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.
                   Page 30
                 Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
                Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A shares) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Fund's Class A shares, which, if reflected, would reduce the performance quoted.
                The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per Class of such share on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
                Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, CDA Technologies indexes, indexes created by Lehman Brothers, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
GENERAL INFORMATION
                The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as an open-end management investment
                      Page 31
    company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Company's shares are classified into four classes_Class A, Class B, Class C and Class R. The Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund").
                Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Class A, B or C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution and Service Plan relating to that Class.
                Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
                The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
                Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                PLI/P030195




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  PREMIER SMALL COMPANY STOCK FUND
        PROSPECTUS                                         MARCH 1, 1996
(LION LOGO
Registration Mark
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                Premier Small Company Stock Fund (the "Fund"), formerly called the "Laurel Smallcap Stock Fund," is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc., an open-end management investment company (the "Company"), known as a mutual fund. The Fund seeks to consistently exceed the total return performance of the Russell 2500trademark Stock Index while maintaining a similar level of risk. The Fund is neither sponsored by nor affiliated with Frank Russell Company.
                By this Prospectus, the Fund is offering four Classes of shares_Class A, Class B, Class C and Class R.
                The Dreyfus Corporation serves as the Fund's investment manager. The Dreyfus Corporation is referred to as "Dreyfus."
                This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read carefully before you invest and retained for future reference.
                The Statement of Additional Information ("SAI") dated March
    1, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.
                        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS
    OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK"), TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
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                THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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(Continued from page 1)
                Class A shares are subject to a sales charge imposed at the time of purchase. (Class A shares of the Fund were formerly called Investor shares.) Class B shares are subject to a maximum 4% contingent deferred sales charge imposed on redemptions made within six years of purchase. Class C shares are subject to a 1% contingent deferred sales charge imposed on redemptions made within the first year of purchase. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) ("Banks") acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. (Class R shares of the Fund were formerly called Trust shares.) Other differences between the Classes include the services offered to and the expenses borne by each Class and certain voting rights, as described herein. These alternatives are offered so an investor may choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.
                Each Class of shares may be purchased or redeemed by
    telephone using the TELETRANSFER Privilege.
TABLE OF CONTENTS
                Expense Summary....................................        3
                Financial Highlights...............................        4
                Alternative Purchase Methods.......................        7
                Description of the Fund............................        8
                Management of the Fund.............................        14
                How to Buy Fund Shares.............................        15
                Shareholder Services...............................        20
                How to Redeem Fund Shares..........................        24
                Distribution Plans (Class A Plan and Class B and C Plan).  27
                Dividends, Other Distributions and Taxes...........        28
                Performance Information............................        30
                General Information................................        31
    Page 2


EXPENSE SUMMARY
                                                                       Class A   Class B     Class C     Class R
                                                                     _______     _______     _______     _______
Shareholder Transaction Expenses
         Maximum Sales Load Imposed on Purchases
         ......        (as a percentage of offering price)             4.50%      none        none        none
         Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)             none*      4.00%       1.00%       none
Annual Fund Operating Expenses
         (as a percentage of average daily net assets)
         Management Fee..........................                      1.25%      1.25%       1.25%       1.25%
         12b-1 Fee1..............................                       .25%      1.00%       1.00%       none
         Other Expenses..........................                       .00%       .00%        .00%        .00%
                                                                       -----      ------      ------     --------
         Total Fund Operating Expenses...........                      1.50%      2.25%       2.25%       1.25%
Example
         You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) except where noted, redemption
         at the end of each time period:
         1 YEAR                                                        $ 60     $ 63/232    $33/232     $ 13
         3 YEARS                                                       $ 90     $100/702    $70         $ 40
         5 YEARS                                                       $123     $140/1202   $120        $ 69
         10 YEARS                                                      $216    $221**       $258        $151
---------------
        * A contingent deferred sales charge may be imposed on the redemption of Class A shares that are purchased without an initial sales charge. See
    "How to Buy Fund Shares_Class A shares."
        **Assumes conversion of Class B shares to Class A shares
    approximately six years after the date of purchase and, therefore, reflects Class A expenses for years seven through ten.
        1 See "Distribution Plans (Class A Plan and Class B and C Plan)" for
    a description of the Fund's Distribution Plan and Service Plan for Class
    A, B and C shares.
        2 Assuming no redemption of shares.

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                 THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED
    AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER
    OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN
    AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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                The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Class A, B or C shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain banks, securities dealers and brokers ("Selected Dealers") or other financial institutions (including Mellon Bank and its affiliates) (collectively "Agents") may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plans (Class A Plan and Class B and C Plan)."
                The Company understands that Agents may charge fees to their clients who are owners of the Fund's Class A, B or C shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The
          Page 4
    Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the client for various services provided in connection with their accounts.
FINANCIAL HIGHLIGHTS
                The tables below are based upon a single Class A, Class B, Class C and Class R share outstanding throughout the year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated October 31, 1995 which is incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year ended October 31, 1995 have been audited by KPMG Peat Marwick LLP, independent auditors, whose report appears in the Fund's Annual Report. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

PREMIER SMALL COMPANY STOCK FUND
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                                              YEAR ENDED      PERIOD ENDED
                                                               10/31/95        10/31/94*#
------------------------------------------------------------------------------------------
        Net asset value, beginning of period                   $10.07          $10.00
                                                               ------          --------
        INCOME FROM INVESTMENT OPERATIONS:
         Net investment income                                   0.02            0.01
         Net realized and unrealized gain on investments         3.03            0.06
                                                               ------          --------
         TOTAL FROM INVESTMENT OPERATIONS                        3.05            0.07
                                                               ------          --------
        Distributions
         Dividends from net investment income                    (.03)            -_
                                                               ------          --------
         Net asset value, end of period                        $13.09          $10.07
                                                               ======          =======
        TOTAL RETURN ++                                          30.31%           0.70%
                                                               ======          =======
        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
         Net assets, end of period (in 000's)                  $1,359           $  60
         Ratio of operating expenses to average net assets       1.50%           1.50%+
         Ratio of net investment income to average net assets    0.10%           0.83%+
        Portfolio turnover rate                                    56%             8%
-------------------
 *  The Fund commenced selling Investor shares on September 2, 1994.
    Effective October 17, 1994, the Fund's Investor shares were redesignated as Class A shares.
 +  Annualized.
 ++ Total return represents aggregate total return for the period indicated.
 #  Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

          Page 4

PREMIER SMALL COMPANY STOCK FUND
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                  PERIOD ENDED
                                                                   10/31/95*
        Net asset value, beginning of period                        $9.49
                                                                   --------
        INCOME FROM INVESTMENT OPERATIONS:
         Net investment income                                      (0.03)
         Net realized and unrealized gain on investments             3.59
                                                                   --------
         TOTAL FROM INVESTMENT OPERATIONS                            3.56
                                                                   --------
         Net asset value, end of period                            $13.05
                                                                   =======
        TOTAL RETURN +                                              37.51%
                                                                    =======
        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
         Net assets, end of period (in 000's)                      $1,025
         Ratio of operating expenses to average net assets           2.25%**
         Ratio of net investment income to average net assets        (.65%)**
        Portfolio turnover rate                                       .56%
--------------
  * The Fund commenced operations on September 2, 1994. The Fund commenced selling Class B shares on December 19, 1994.
  +  Total represents aggregate total return for the period indicated.
  **  Annualized.
         Page 5
PREMIER SMALL COMPANY STOCK FUND
FOR A CLASS C SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                 PERIOD ENDED
                                                                  10/31/95*
        Net asset value, beginning of period                       $9.49
                                                                  --------
        INCOME FROM INVESTMENT OPERATIONS:
         Net investment income                                     (0.01)
         Net realized and unrealized gain on investments            3.56
                                                                  --------
         TOTAL FROM INVESTMENT OPERATIONS                           3.55
                                                                  --------
        DISTRIBUTIONS:
         Dividends from net investment income                        --
                                                                  --------
         Net asset value, end of period                           $13.04
                                                                  ========
        TOTAL RETURN +                                             37.41%
                                                                  ========
        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
         Net assets, end of period (in 000's)                       $147
         Ratio of operating expenses to average net assets          2.25%**
         Ratio of net investment income to average net assets      (0.65%)**
        Portfolio turnover rate                                      56%
-------------
  * The Fund commenced operations on September 2, 1994. The Fund commenced offering Class C shares on December 19, 1994.
  + Total represents aggregate total return for the period indicated.
 ** Annualized.
      Page 6

PREMIER SMALL COMPANY STOCK FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                                          FISCAL YEAR ENDED        PERIOD ENDED
                                                               10/31/95             10/31/94*#
------------------------------------------------------------------------------------------------
        Net asset value, beginning of period                   $10.07               $10.00
                                                               -------             ---------
        INCOME FROM INVESTMENT OPERATIONS:
         Net investment income                                   0.04                 0.02
         Net realized and unrealized gain on investments         3.04                 0.05
                                                               -------             ---------
         TOTAL FROM INVESTMENT OPERATIONS                        3.08                 0.07
                                                               -------             ---------
        Distributions
         Dividends from net investment income                   (0.05)                 --
         Net asset value, end of period                        $13.10               $10.07
                                                               =======             ========
        TOTAL RETURN                                            30.70%               0.70%
                                                               =======             ========
        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
         Net assets, end of period (in 000's)                 $44,091             $10,747
         Ratio of operating expenses to average net assets      1.25%               1.25%
         Ratio of net investment income to average net assets   0.35%               1.08%
        Portfolio turnover rate                                   56%                  8%
----------------
*   The Fund commenced selling Trust shares on September 2, 1994. Effective
    October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.
 +  Annualized.
 ++ Total return represents aggregate total return for the period indicated.
 #  Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

    ALTERNATIVE PURCHASE METHODS
                The Fund offers you four methods of purchasing Fund shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.
                Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Fund Shares_Class A shares." These shares are subject to an annual 12b-1 fee at the rate of
    0.25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan _ Class A shares."
                Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within six years of purchase. See "How to Buy Fund Shares _ Class B shares" and "How to
    Redeem Fund Shares _ Contingent Deferred Sales Charge _ Class B shares." These shares also are subject to an annual distribution fee at the rate of 0.75 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net
        Page 7
    assets of Class B. See "Distribution and Service Plans _ Class B and C." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase (or in the case of Class B shares of the Fund acquired through exchange of Class B shares of another fund advised by Dreyfus, the date of purchase of the original Class B shares of the fund exchanged), Class B shares will automatically convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. (Such conversion is subject to suspension by the Board of Directors if adverse tax consequences might result.) Class B shares that have been acquired through the reinvestment of dividends and other distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and other distributions.
                Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Redeem Fund Shares _ Class C shares." These shares also are subject to an annual distribution fee at the rate of 0.75 of 1% of the value of the average daily net assets of Class C. In addition, Class C shares are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C. See "Distribution and Service Plans _ Class B and C." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.
                Class R shares generally may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for accounts maintained by individuals. Class R shares are sold at net asset value per share primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Class A, Class B and Class C shares are primarily sold to retail investors by Agents that have entered into Agreements with the Distributor.
                The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares.
DESCRIPTION OF THE FUND
        INVESTMENT OBJECTIVE
                The Fund seeks to consistently exceed the total return performance of the Russell 2500trademark Stock Index while maintaining a similar level of risk. There can be no assurance that the Fund will meet its stated investment objective.
       Page 8
        MANAGEMENT POLICIES
                The Fund pursues its investment objective by investing in a portfolio of small to medium sized primarily domestic companies which offer above-average growth potential. Small to medium sized companies will include those U.S. companies with market capitalization generally ranging in value from $100 million to $1.5 billion. Investments in small to medium sized companies may involve greater risks because the operating and investment performance histories of these companies generally are more limited than those of companies with larger capitalization, and their securities often experience higher price volatility. The Fund will normally invest at least 65% of its total assets in small to medium sized domestic companies. The Fund may also invest in (1) securities of foreign companies, (2) American Depository Receipts ("ADRs"), (3) stock index futures and options contracts, (4) repurchase agreements, (5) reverse repurchase agreements, (6) when-issued transactions, (7) commercial paper and (8) initial public offerings.
                Individual security selection is the foundation of the Fund's investment approach. Consistency of returns which exceed the Russell 2500trademark Stock Index and stability of the Fund's asset value relative to the Russell 2500trademark Stock Index are primary goals of the investment process. Information from diverse sources is collected and used to construct valuation models which are combined to form a comprehensive computerized valuation ranking system identifying common stocks which appear to be over or under valued. These models include measures of actual and estimated earnings changes and relative value based on dividend discount calculations, price to book, price to earnings and return on equity ratios. The computerized ranking system incorporates information from the most recent time period available to the system and categorizes individual securities within each sector or industry according to relative attractiveness. Dreyfus then applies fundamental analysis to select the most attractive of the top-rated securities and to determine those issues that should be sold.
                This investment process utilizes disciplined control of fund risk and a process of rigorous security selection. Risk is managed by controlling the structure of the Fund so that characteristics of the Fund's portfolio securities such as economic sector, industry exposure, growth, size, volatility and quality are maintained similar to those of the Russell 2500trademark Stock Index at all times. In addition, the Fund's managers do not attempt to time the financial market, or use sector or industry rotation techniques.
                The Russell 2500trademark Stock Index, published by Frank Russell Company, is comprised of the bottom 500 companies in the Russell 1000trademark Index as ranked by total market capitalization, and all 2,000 stocks in the Russell 2000trademark Index. The Russell 2000trademark Index consists of the smallest 2,000 companies in the Russell Index 3000trademark, representing approximately 10% of the Russell 3000
   trademarkIndex total market capitalization. The Russell 3000trademark
    Index is composed of 3,000 large U.S. companies, as determined by market capitalization. The Russell 1000trademark Index consists of the 1,000 largest companies in the Russell 3000trademark Index. Market capitalization of the stocks contained in the Russell 2500trademark Index typically ranges from $100 million to $1.5 billion.
        INVESTMENT TECHNIQUES
                In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
                BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
                SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. Securities loans, however, are made only to borrow-
        Page 9
     ers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
                WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.
                MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.
    Although the Fund believes that the Board of Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
                FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.
                The Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. See the SAI for more information regarding these instruments and the risks relating thereto.
                The Fund may not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.
                FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in currency exchange transactions on a spot or forward basis. The Fund may exchange foreign currency on a spot basis at the spot rate then prevailing for purchasing or selling foreign currencies in the foreign exchange market.
                The Fund may also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. For example, when the Fund anticipates pur-
        Page 10
     chasing or selling a security denominated in a foreign currency, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund may also enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities positions denominated in that currency.
                Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses if currencies do not perform as Dreyfus anticipates. There is no assurance that Dreyfus' use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.
                RISKS OF DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special risks, including: (1) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transactions and price movements of the Derivative Instruments involved in the transaction; (2) possible lack of a liquid secondary market for any particular Derivative Instrument at a particular time; (3) the need for additional portfolio management skills and techniques; (4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by Dreyfus concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective; (7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.
                Dreyfus may use Derivative Instruments for hedging purposes (to adjust the risk characteristics of the Fund's portfolio) and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. This can increase the investment risk. If Dreyfus judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.
                Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs, and may result in certain tax consequences.
        CERTAIN PORTFOLIO SECURITIES
                AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in U.S. dollar-denominated ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. ADRs are traded in the United States on national securities exchanges or in the over-the-counter market.
                COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by
         Page 11
   Standard & Poor's, Prime-1 by Moody's Investors Service, F-1 by Fitch Investors Service, Inc., Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.
                FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
                ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations. Section
    4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
                REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed above.
       Page 12
                REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of Fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (i) transfers possession of fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
                INITIAL PUBLIC OFFERINGS ("IPOS"). The Fund may invest in an IPO, a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the NASD apply to the distribution of IPOs. Corporations offering IPOs generally have a limited operating history and may involve greater risk.
                OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
                U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States ("U.S. Government Securities"). In addition to direct obligations of the U.S. Treasury, U.S. Government Securities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by the Federal National Mortgage Association, Federal
    Home Loan Mortgage Corporation or other instrumentalities.
                PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for capital appreciation and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, security transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
                LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, t he Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on invest-
        Page 13
    ments in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
                The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
                In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
MANAGEMENT OF THE FUND


                INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue,
    New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


                Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.
                The Fund is managed by James Wadsworth. Mr. Wadsworth has managed the Fund since its commencement of operations and has been employed by Dreyfus as portfolio manager of the Fund since October 17, 1994. Mr. Wadsworth has been Chief Investment Officer for Laurel Capital Advisers since October 1990. Mr. Wadsworth also is a First Vice President of Mellon Bank, where he has been employed since 1977.


                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


                Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 1.25% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the invest-
        Page 14
     ment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended October 31, 1995, the Fund paid Dreyfus 1.25% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees).
                For the fiscal year ended October 31, 1995, total operating expenses (excluding Rule 12b-1 fees, as applicable) of the Fund for Class A and Class R shares were 1.25%, of the average daily net assets for each of the Fund's Class A and Class R shares. For the period from December 19, 1994 through October 31, 1995, total operating expenses (excluding Rule 12b-1 fees) of the Fund for Class B and Class C shares were 1.25% (annualized) of the average daily net assets for the Fund's Class B and Class C shares.
                In addition, Class A, B and C shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plans (Class A Plan and Class B and C Plan)."


                In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other fundsmanaged, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.


                Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.
                Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
                DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
                CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT; AND SUB-ADMINISTRATOR. Mellon Bank, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258 is the Fund's custodian. The Fund's transfer and dividend disbursing agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.
HOW TO BUY FUND SHARES
                GENERAL. Class A shares, Class B shares and Class C shares may be purchased only by clients of Agents, except that full-time or part-time employees or directors of Dreyfus or any of its affiliates or subsidiaries, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent.
           Page 15
                Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of the Fund who have held their shares since April 4, 1994, may continue to purchase
    Class R shares of the Fund, whether or not they otherwise would be eligible to do so. Class R shares may be purchased for a retirement plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
                When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
                Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.
                The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and
    403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
                The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain qualified or non-qualified employee benefit plans or other programs, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier Small Company Stock Fund." Payments to open new accounts which are mailed should be sent to Premier Small Company Stock Fund, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Small Company Stock Fund, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check.
                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA # number as shown below, for purchase of Fund shares in your name:
      Page 16
               DDA# 044733 Premier Small Company Stock Fund/Class A shares; DDA# 044806 Premier Small Company Stock Fund/Class B shares; DDA# 044903 Premier Small Company Stock Fund/Class C shares; DDA# 043656 Premier Small Company Stock Fund/Class R shares.
                The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4410" for Class A shares, "4420" for Class B shares, "4430" for Class C shares and "4960" for Class R shares.
                The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's NAV refers to the worth of one share. The NAV for shares of each Class of the Fund is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by number of shares of that Class outstanding. Shares of each Class of the Fund are offered on a continuous basis. The valuation of assets for determining NAV for the Fund may be summarized as follows:
                The portfolio securities of the Fund, except as otherwise noted, listed or traded on a stock exchange, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued
             Page 17
    at a fair value as determined in good faith in accordance with procedures established by the Board of Directors.
                Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
                NAV is determined on each day that the New York Stock
    Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). Investments and requests to exchange or redeem shares received by the Fund in proper form before such close of business are effective on, and will receive the price determined on, that day (except investments made by electronic funds transfer, which are effective two business days after your call). Investment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.
                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.
                CLASS A SHARES. The public offering price of Class A shares is the NAV of that Class plus a sales load as shown below:


                                                            Total Sales Load
                                                 --------------------------------------
                                                   As a % of            As a % of             Dealers' Reallowance
                                                  Offering Price      Net Asset Value               as a % of
        Amount of Transaction                     Per Share           Per Share                  Offering Price
        -----------------------              ----------------        ----------------       --------------------------
        Less than $50,000.........                  4.50                 4.70                        4.25
        $50,000 to less than $100,000...            4.00                 4.20                        3.75
        $100,000 to less than $250,000....          3.00                 3.10                        2.75
        $250,000 to less than $500,000...           2.50                 2.60                        2.25
        $500,000 to less than $1,000,000...         2.00                 2.00                        1.75

                There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase
    Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within two years after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the sections of the Fund's Prospectus entitled "How to Redeem Fund Shares _ Contingent Deferred Sales Charge _ Class B" (other than the amount of the CDSC and its time periods) and
    "How to Redeem Fund Shares_Waiver of CDSC" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation
    apply to such purchases of Class A shares.
                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at NAV, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase
    Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-
          Page 18
     time employees of Dreyfus or any of its affiliates or
    subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing.
                Class A shares will be offered at NAV without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at NAV without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or
    (b) invested all of its assets in certain funds in the Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.
                Holders of Class A accounts of the Fund as of December 19, 1994 may continue to purchase Class A shares of the Fund at NAV. However, investments by such holders in OTHER funds advised by Dreyfus will be subject to any applicable front-end sales load.
                Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a CDSC or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
                Class A shares also may be purchased at NAV, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Dealers receive a larger percentage of the sales load from the Distributor than they receive for selling most other funds.
                CLASS B SHARES. The public offering price for Class B shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class
    B shares as described under "How to Redeem Fund Shares." The Distributor compensates certain Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.
                CLASS C SHARES. The public offering price for Class C shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B shares" above and "How to Redeem Fund Shares."
                CLASS R SHARES. The public offering price for Class R shares is the NAV of that Class.
           Page 19
                RIGHT OF ACCUMULATION--CLASS A SHARES.--Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by Dreyfus which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the SAI, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
                To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
                TELETRANSFER PRIVILEGE. You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
                If you have selected the TELETRANSFER Privilege, you may request a TeleTransfer purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
        FUND EXCHANGES
                You may purchase, in exchange for shares of a Class, shares of the same Class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
                To request an exchange, your Agent, acting on your behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services
        Page 20
    Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.
                Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or
    C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
        AUTO-EXCHANGE PRIVILEGE
                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE AUTO-EXCHANGE PRIVILEGE
    MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. See "Shareholder Services" in the SAI. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier Small Company Stock Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares
       Page 21
    of another is treated for Federal income tax
    purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
        DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
                Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish an AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561.
    You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier Small Company Stock Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
        DIVIDEND OPTIONS
                Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of another fund in the Premier Family of Funds or certain of the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the SAI. Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
                For more information concerning these Privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561.
    You may cancel these Privileges by mailing written notification to
    Premier Small Company Stock Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.
        GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon
    30 days notice to you.
      Page 22
        AUTOMATIC WITHDRAWAL PLAN
                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
                Particular Retirement Plans, including Dreyfus-sponsored Retirement Plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                Shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.
        RETIREMENT PLANS
                The Fund offers a variety of pension and profit-sharing
    plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
        LETTER OF INTENT--CLASS A SHARES
                By signing a Letter of Intent form, available from the Distributor, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.
    The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended
          Page 23
    purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.
HOW TO REDEEM FUND SHARES
                GENERAL--You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your
    Agent.
                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
                The Fund reserves the right to redeem your account at its option upon not less than 45 days written notice if the net asset value of your account is $500 or less and remains so during the notice period.
                CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES--A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current NAV of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares redeemed does not exceed (i) the current NAV of Class B shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the NAV of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.
                If the aggregate value of Class B shares redeemed has
    declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated
        Page 24
    and deemed to have been made on the first day of the month.
    The following table sets forth the rates of the CDSC:
        Year Since                                      CDSC as a % of Amount
        Purchase Payment                                Invested or Redemption
        Was Made                                            Proceeds
        ------------------                            ------------------------
        First.....................................         4.00
        Second....................................         4.00
        Third.....................................         3.00
        Fourth....................................         3.00
        Fifth.....................................         2.00
        Sixth.....................................         1.00
                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.
                For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.
                For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of the Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the fund exchanged.
                CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES--A CDSC of
    1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge_Class B shares" above.
                WAIVER OF CDSC--The CDSC applicable to Class B and Class C shares (and to certain Class A shares) will be waived in connection with
    (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 701\2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions by such shareholders as the SEC or its staff may permit. If the Company's Directors determine to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.
                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
         Page 25
                PROCEDURES--You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected Dealer. If you have given your Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
                You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER Privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Fund's NAV may fluctuate.
                REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to Premier Small Company Stock Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call 1-800-554-4611.
                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
                TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone,
         Page 26
    including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 1-516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See
    "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
                In addition, the Distributor will accept orders from Selected Dealers with which it has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.
                REINVESTMENT PRIVILEGE--CLASS A SHARES. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. The Reinvestment Privilege may be exercised only once.
DISTRIBUTION PLANS
(CLASS A PLAN AND CLASS B AND C PLAN)
                Class A shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Class B and C shares are subject to a Distribution Plan and a Service Plan, each adopted pursuant to Rule 12b-1. Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one
    Class of shares over another.
                DISTRIBUTION PLAN--CLASS A SHARES--The Class A shares of the Fund bear some of the cost of selling those shares under the Distribution Plan (the "Plan"). The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Class A shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Class A shares of the Fund.
                The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described
        Page 27
    above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
                DISTRIBUTION AND SERVICE PLANS--CLASS B AND C SHARES-- Under a Distribution Plan adopted pursuant to Rule 12b-1, the Fund pays the Distributor for distributing the Fund's Class B and C shares at an aggregate annual rate of .75 of 1% of the value of the average daily net assets of Class B and C. Under a Service Plan adopted pursuant to Rule 12b-1, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class B and C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B and C. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by their clients in connection with the investment of their assets in Class B and C shares. The Distributor may pay one or more Agents in respect of distribution and other services for these Classes of shares. The Distributor determines the amounts, if any, to be paid to Agents under the Distribution and Service Plans and the basis on which such payments are made. The fees payable under the Distribution and Service Plans are payable without regard to actual expenses incurred.
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
                The Fund ordinarily declares and pays (on the first business day of the following month) dividends four times yearly from its net investment income and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive divdends in cash and reinvest other distributions in additional Fund shares; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares, because of the higher expenses borne by the relevant Class. See "Expense
    Summary."
                It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.
                Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable to such shareholders as long-term capital gains for federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
      Page 28
                Dividend Distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
                Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net capital gain, if any, paid during the year.
                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if (1) an investor redeems those shares or exchanges those shares for shares of another fund advised or administered by Dreyfus within 91 days of purchase and (2) in the case of a redemption, acquires other Fund Class A shares through exercise of the Reinvestment Privilege or, in the case of an exchange, such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for the original Class A shares, up to the amount of the reduction of the sales load pursuant to the Reinvestment Privilege or on the exchange, as the case may be, is not included in the basis of such shares for purposes of computing gain or loss on the redemption or the exchange, and instead is added to the basis of the fund shares received pursuant to the Reinvestment Privilege or the exchange.
                Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591\2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701\2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.
                With respect to individual investors and certain non-qualified Retirement Plans, federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury
    31% of dividends, distributions from net capital gain and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.
      Page 29
                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's federal income tax return.
                The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
                You should consult your tax advisers regarding specific questions as to federal, state or local taxes.
PERFORMANCE INFORMATION
                For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C should be expected to be lower than that of Class A and the performance of Class A, B and C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.
                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
                Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV (or maximum offering price in the case of Class A shares) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the NAV per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. Calculations based on the NAV per share do not reflect the deduction of the sales load on the Fund's Class
    A shares, which, if reflected, would reduce the performance quoted.
                The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
                Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for
       Page 30
    comparison with other investments or other investment companies using a different method of calculating performance.
                The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. Ratings, Standard and Poor's Composite Index of 500
    Stocks, Russell 2500 Stock Index, CDA Technologies indexes, indexes created by Lehman Brothers, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL
    FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
GENERAL INFORMATION
                The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Fund is a portfolio of the Company. The Fund's shares are classified into four Classes_Class A, Class B, Class C and Class R. The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund").
                Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single Class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Class are entitled to vote, each as a separate Class. Only holders of Class A, B or C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution and/or Service Plan relating to that Class.
                Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
                The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
                Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS
    AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
        Page 31
                PCSp030196
       Page 31









                    DREYFUS DISCIPLINED MIDCAP STOCK FUND
                         INVESTOR AND CLASS R SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                MARCH 1, 1996




     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Disciplined Midcap Stock Fund (formerly the Laurel Midcap Stock Fund) (the "Fund"), dated March 1, 1996, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc. (formerly The Laurel Funds, Inc.), an open-end management investment company (the "Company"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

           Call Toll Free 1-800-645-6561
           In New York City -- Call 1-718-895-1206
           On Long Island -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS
                                                        Page

Investment Objective and Management Policies. . . . . .    B-2
Management of the Fund. . . . . . . . . . . . . . . . .    B-13
Management Arrangements . . . . . . . . . . . . . . . .    B-19
Purchase of Fund Shares . . . . . . . . . . . . . . . .    B-20
Distribution Plan . . . . . . . . . . . . . . . . . . .    B-21
Redemption of Fund Shares . . . . . . . . . . . . . . .    B-22
Shareholder Services. . . . . . . . . . . . . . . . . .    B-23
Determination of Net Asset Value. . . . . . . . . . . .    B-26
Dividends, Other Distributions and Taxes. . . . . . . .    B-27
Portfolio Transactions. . . . . . . . . . . . . . . . .    B-30
Performance Information . . . . . . . . . . . . . . . .    B-32
Information About the Fund. . . . . . . . . . . . . . .    B-34
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors . . . . . . .    B-34
Financial Statements. . . . . . . . . . . . . . . . . .    B-34
Appendix. . . . . . . . . . . . . . . . . . . . . . . .    B-35


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Portfolio Securities

     Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and
(c) U.S. Treasury bonds generally have maturities of greater than ten years.

     In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Company's Board of Directors.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

     When-Issued Securities. New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 15 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Company's Board of Directors, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

Management Policies

     The Fund engages, in the following practices in furtherance of its investment objective.

     Loans of Fund Securities. The Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund considers all relevant factors and circumstances including the creditworthiness of the borrower.

     ECDs, ETDs and Yankee CDs. The Fund may purchase Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks, Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a domestic bank or a foreign bank, and Yankee-Dollar certificates of deposit ("Yankee CDs") which are certificates of deposit issued by a domestic branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks than domestic obligations of domestic banks. These risks are discussed in the Prospectus.

     Derivative Instruments. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), including financial futures contracts (such as index futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities). The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread or to facilitate or substitute for the sale or purchase of securities.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

     Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.
These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures or options, or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

     Options on indices are similar to options on securities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

     The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and
(iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the option's strike price). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The Fund may write only covered call options on securities. A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If the Fund has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     The Fund will not enter into futures contracts to the extent that its outstanding obligations under these contracts would exceed 25% of the Fund's total assets.

Investment Restrictions

     The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. ln addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).

     2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund.

     The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

     2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     3.    The Fund shall not purchase oil, gas or mineral leases.

     4. The Fund will not purchase or retain the securities of any issuer if the officers or Directors of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

     5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     6. The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the Fund's transactions in futures contracts and related options.

As an operating policy, the Fund will not invest more than 25% of the value of its total assets, at the time of such purchase in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Company's Board of Directors may change this policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board.


                           MANAGEMENT OF THE FUND

                           PRINCIPAL SHAREHOLDERS


     The following shareholder(s) owned 5% or more of the Class R shares of the Fund at January 31, 1996: Mac & Co., 862-711, P.O. Box 3198,
Pittsburgh, PA 15230-3198, 8% record and Mac & Co., c/o Mellon Bank, N.A., P.O. Box 3198, Pittsburgh, PA 15230-3198, 31% record.




                      FEDERAL LAW AFFECTING MELLON BANK

     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.

     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Directors would seek an alternative provider(s) of such services.

     The Company has a Board composed of twelve Directors which supervises the Company's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk. Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds") and Mr. DiMartino serves as a Board member for 93 other funds advised by Dreyfus.

DIRECTORS AND OFFICERS

o + RUTH MARIE ADAMS. Director of the Company; Professor of English and Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution.
     Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

o + FRANCIS P. BRENNAN. Chairman of the Board of Directors and Assistant Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address:
     Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.

o * JOSEPH S. DiMARTINO. Director of the Company since February 1995. Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company, a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Age: 52 years old. Address: 200 Park Avenue, New York, New York 10166.

o + JAMES M. FITZGIBBONS. Director of the Company; Chairman, Howes Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
     Address:  40 Norfolk Road, Brookline, Massachusetts 02167.

o * J. TOMLINSON FORT. Director of the Company; Partner, Reed, Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o + ARTHUR L. GOESCHEL. Director of the Company; Director, Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993. Since May 1991, Mr. Goeschel has served as Trustee of Sewickley Valley Hospital. Age: 73 years old.
     Address:  Way Hallow Road and Woodland Road, Sewickley, Pennsylvania
     15143.

o + KENNETH A. HIMMEL. Director of the Company; Former Director, The Boston Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. and Florida Hospitality Group; Managing Partner, Franklin Federal Partners. Age: 49 years old.
     Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

o * ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  Age:
     76 years old.  Address:  1817 Foxcroft Lane, Allison Park,
     Pennsylvania 15101.

o + STEPHEN J. LOCKWOOD. Director of the Company; President and CEO, LDG Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o + ROBERT D. MCBRIDE. Director of the Company; Director, Chairman and CEO, McLouth Steel; Director, Salem Corporation. Director,
     SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.



o + JOHN J. SCIULLO. Director of the Company; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

o + ROSLYN M. WATSON. Director of the Company; Principal, Watson Ventures, Inc., Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the
     Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.



# MARIE E. CONNOLLY.  President and Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Company (March 1994 to September 1994); President, Funds Distributor, Inc. (since
     1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old.
     Address: One Exchange Place, Boston, Massachusetts  02109.

# FREDERICK C. DEY.  Vice President of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

# ERIC B. FISCHMAN.  Vice President and Assisant Secretary (since January
     1996) of the Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds; Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (Since August
     1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: 200 Park Avenue, New York, New York 10166.

RICHARD W. HEALEY.  Vice President of the Company, The Dreyfus/Laurel Tax
     Free Municipal Funds Trust and The Dreyfus/Laurel Funds Trust (since March 1994); Senior Vice President, Funds Distributor, Inc. (since March 1993); Vice President, The Boston Company Inc., (March 1993 to May 1993); Vice President of Marketing, Calvert Group (1989 to March
     1993). Age: 41 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# MARGARET PARDO.  Assistant Secretary of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.



# JOHN E. PELLETIER.  Vice President and Secretary of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# JOHN J. PYBURN.  Assistant Treasurer of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.


JOSEPH F. TOWER, III.  Assistant Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus.
     From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 200 Park Avenue, New York, New York 10166.


______________________________
*    "Interested person" of the Company, as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.


     The officers and Directors of the Company as a group owned beneficially less than 1% of the Fund's total shares outstanding as of January 31, 1996.



     No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940
Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburses each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), for travel and out-of-pocket expenses.



     For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by each current Director from the Company and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:

                                                                        Total
                                          Pension or                    Compensation
                                          Retirement                    From the
                                          Benefits        Estimated     Company
                           Aggregate      Accrued as      Annual        and Fund
                           Compensation   Part of         Benefits      Complex Paid
                           From the       the Company's   Upon          to Board
Name of Board Member       Company #      Expenses        Retirement    Member
--------------------       ------------   -------------   ----------    ------------
Ruth M. Adams              $27,800        None            None          $ 34,500

Francis P. Brennan*        86,683         None            None           110,500

Joseph S. DiMartino**      None           None            None          $448,618***

James M. Fitzgibbons       27,795         None            None            34,500

J. Tomlinson Fort**        None           None            None            None

Arthur L. Goeschel         27,604         None            None            35,500

Kenneth A. Himmel          26,381         None            None            32,750

Arch S. Jeffery**          None           None            None            None

Stephen J. Lockwood        26,387         None            None            32,750

Robert D. McBride          27,800         None            None            35,500

John J. Sciullo            27,800         None            None            34,500

Roslyn M. Watson           27,795         None            None            34,550

#    Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,342 for the
Company.
*    Compensation of Francis Brennan includes $75,000 paid by the Dreyfus/Laurel Funds to be Chairman of the Board.
**   Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Company and the funds in the Dreyfus/Laurel
Funds.  For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Company were $17,563, $28,604 and $27,800, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds
(including the Company) were $23,500, $35,500 and $35,500, respectively.  In addition,
Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $3,186 for expenses attributable to the Company's Board meetings ($3,186 is not included in the $12,342 above).
***  Estimated amounts for the fiscal year ending October 31, 1995.




                           MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

     The Management Agreement will continue from year to year provided that a majority of the Directors who are not interested persons of the Company and either a majority of all Directors or a majority of the shareholders of the Fund approve its continuance. The Company may terminate the Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities. Dreyfus may terminate the Management Agreement upon sixty (60) days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.

     The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling directors.

     For the last two years, the Fund had the following expenses:

                             For the Fiscal Year or Period Ended October 31,

                               1995           1994(1)
Management fees (gross
  of waiver)                   $175,864       $170,453
Expense Reimbursement from
  investment manager              --          $ 61,475
Management fees waived            --             --

(1)  The Fund commenced operations on November 12, 1993.


                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative NAV of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.


                             DISTRIBUTION PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan (Investor Shares Only)."

     Investor shares are subject to fees for distribution and shareholder services.

     Distribution Plan--Investor Shares. The Securities and Exchange Commission ("SEC") has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. With respect to the Investor shares of the Fund, the Company has adopted a Distribution Plan ("Plan"), and may enter into Agreements with Agents pursuant to its Plan.

     Under the Plan, the Fund may spend annually up to 0.25% of its average daily net assets attributable to Investor shares for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, the Fund's Investor shares.

     The Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without approval of the Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable, as to the Fund's Investor shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

     For the fiscal year ended October 31, 1995, the Fund paid the Distributor $1,422 pursuant to the Plan.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                               Transfer Agent's
     Transmittal Code          Answer Back Sign

     144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as a described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a SEP-IRA with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

     New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

     The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income ("Distribution Requirement"), net short-term capital gains and net gains from certain foreign currency transactions), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements.

     Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations.

However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and certain foreign currency denominated securities (including debt instruments and certain financial forward, futures and option contracts and preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized to ordinary income. If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) or providing for deferred interest or for payment of interest in the form of additional obligations (for example, "pay-in-kind" or "PIK" securities) could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and to avoid the 4% excise tax referred to in the Fund's Prospectus under "Dividends, Other Distributions and Taxes." In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

     State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Foreign Shareholders - Income Not Effectively Connected. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).

     Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of long-term capital gain over short-term capital loss) generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

     Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of the Fund's shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

     Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                           PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.
Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligation to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

     The Company's Board of Directors periodically review Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining the Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     For the fiscal year ended October 31, 1995, the Fund paid brokerage commissions amounting to $0.

     Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. The portfolio turnover rate for the last two years of the Fund was:

                        Year Ended October 31, 1995

                          1995      1994(1)

                          71%       83%

(1)  The Fund commenced operations on November 12, 1993.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for Investor and Class R shares for the periods April 6, 1994 and November 12, 1993 to October 31, 1995 were 21.87% and 22.4%, respectively. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Average annual total returns (expressed as a percentage) for Investor shares of the Fund for the periods noted were:
                                    Average Annual Total Return for the
                                    Periods Ended October 31, 1995

Fund:                     1 Year    5 Years   10 Years  Inception

Investor shares           24.43%      --        --      (13.42%)
                                                        (4/6/94)

Inception date appears in parentheses following the average annual total return since inception.

     Average annual total returns (expressed as a percentage) for Class R shares of the Fund for the periods noted were:


                                    Aggregate Total Return for the
                                    Periods Ended October 31, 1995

Fund:                     1 Year    5 Years   10 Years  Inception

Class R shares            24.61%      --        --      (10.81%)
                                                        (11/12/93)

Inception date appears in parentheses following the average annual total return since inception.

     Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Morgan Stanley European Index; (ii) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (v) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.


     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.



                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     The Fund will send annual and semi-annual financial statements to all its shareholders.


         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                          AND INDEPENDENT AUDITORS

     Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15219, is the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02703, and is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communication between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

     KPMG Peat Marwick was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.


                            FINANCIAL STATEMENTS

     The financial statements for the period ended October 31, 1995, including notes to the financial statements and supplementary information are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements for the Annual Report are incorporated herein by reference.



                                  APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS

Debt Instruments Ratings

Moody's Investors Service, Inc. (Moody's):

     A - Bonds rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa Securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are considered "upper medium grade obligations."

     Baa - Bonds rated Baa are considered medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable on any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Those Bonds in the Aa and A group which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1 and A 1.

Standard & Poor's Ratings Group ("S&P"):

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it instantly exhibits adequate protection or changing circumstances are more likely to lead a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Commercial Paper Ratings

     Moody's:

     Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (1) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-l, Prime-2, or Prime-3.

     Prime-1 indicates a superior capacity for repayment of short-term promissory obligations. Prime-l repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed;
(3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

S&P:

     Commercial paper rated by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-l, A-2, or A-3.

     A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A- 1.

Fitch Investors Service. Inc. ("Fitch"):

     Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-l, F-2, F-3, or F-4.

     F-1 - This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

Duff and Phelps, Inc.:

     Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+ - Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1 - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

IBCA, Inc.:

     In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+ - Obligations supported by the highest capacity for timely repayment.

     A1 - Obligations supported by a very strong capacity for timely repayment.

Dreyfus Disciplined Midcap Stock Fund                       October 31, 1995
----------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS DISCIPLINED
     MIDCAP STOCK FUND CLASS R SHARES AND THE STANDARD & POOR'S
                         MIDCAP 400 INDEX

                Disciplined Midcap
                    Stock Fund         Standard & Poor's
                 (Class R Shares)      Midcap 400 Index *
11/12/93             10,000                 10,000
1/31/94              10,282                 10,471
4/30/94               9,992                  9,917
7/31/94               9,628                  9,806
10/31/94              9,823                 10,237
1/31/95               9,434                  9,968
4/30/95              10,264                 10,887
7/31/95              11,746                 12,207
10/31/95             12,139                 12,410

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
----------------------------------------------------------------------------

     Investor Class Shares                       Class R Shares
----------------------------------      -----------------------------------
     Period ended 10/31/95                     Period ended 10/31/95
----------------------------------      -----------------------------------
1 Year                       23.39%     1 Year                       23.57%
From Inception (4/6/94)      12.79      From Inception (11/12/93     10.34


Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Dreyfus Disciplined Midcap Stock Fund on 11/12/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's MidCap 400 Index on that date. For comparative purposes, the value of the Index on 10/31/93 is used as the beginning value on 11/12/93. All dividends and capital gain distributions are reinvested. Performance for Investor Class shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

The Dreyfus Disciplined Midcap Stock Fund seeks investment returns (including capital appreciation and income) consistently superior to the Standard & Poor's MidCap 400 Index. While the midcap market is the Fund's main focus, the Fund can also invest in other areas, such as stocks of smaller and larger corporations. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's MidCap 400 Index is a broad-based Index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall midcap stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Statement of Investments                                     October 31, 1995


        Shares      Common Stocks--94.8%                  Value
      ----------                                      ------------
                    Basic Industries--8.5%
           900      Alumax, Inc.+ ...................  $00,026,550
         3,400      Arco Chemical Company ...........      166,600
           900      Cleveland-Cliffs, Inc. ..........       33,638
         1,400      Cyprus Minerals .................       36,575
         2,000      Eastman Chemical ................      119,000
         1,500      Fleetwood Enterpirses, Inc. .....       30,750
         2,700      First Mississippi Corporation....       55,350
         1,912      Firstmiss Gold Inc. + ...........       34,416
         2,500      Greenfield Industries, Inc. .....       75,000
         1,600      Rayonier, Inc. ..................       60,000
         4,900      Smith International, Inc.+.......       78,400
         1,500      Temple Inland, Inc. .............       68,250
         2,200      Varian Associates ...............      113,025
         2,100      Vigoro Corporation ..............       91,087
         2,000      Viking Office Products, Inc.+....       89,000
         3,500      Wellman, Inc. ...................       82,250
                                                       -----------
                                                         1,159,891
                                                       -----------
                    Business Machines--.8%
         2,400      3 Com Corp. + ...................      112,800
                                                       -----------

                    Capital Spending--2.1%
         2,700      Case Corporation ................      102,937
         1,500      DSC Communications +.............       55,500
         1,600      Danaher Corp. ...................       49,600
         4,100      INDRESCO Inc. +..................       70,213
                                                       -----------
                                                           278,250
                                                       -----------
                    Communications--3.8%
         9,200      Frontier Corp. ..................      248,400
         2,200      Scripps (E.W.) Company, Cl. A....       83,050
         2,500      Tellabs, Inc.+...................       85,000
         2,700      United States Cellular
                      Corporation+...................       93,150
                                                       -----------
                                                           509,600
                                                       -----------
                    Construction--.2%
         1,800      Centex Construction
                      Product Inc. +.................       22,725
                                                       -----------

                    Consumer Basics--1.4%
         1,700      Alberto-Culver Company, Cl. B....       53,338
         1,600      Nine West Group Inc. +...........       71,200
         2,900      Whitman Corporation .............       61,625
                                                       -----------
                                                           186,163
                                                       -----------
                    Consumer Durables--3.4%
         3,900      Brunswick Corporation ...........       76,050
         2,400      Cummins Engine
                      Company, Inc...................       84,300
         2,100      First Brands Corp. ..............       96,075

                    Consumer Durables (continued)
         2,400      Harley Davidson, Inc. ...........  $    64,200
         5,800      Leggett & Platt, Inc. ...........      139,200
                                                       -----------
                                                           459,825
                                                       -----------

                    Consumer Non-Durables--.5%
         1,400      V. F. Corporation ...............       67,025
                                                       -----------
                    Consumer Services--12.2%
         2,300      Applebees International Inc. ....       64,688
         2,200      BMC Software Inc + ..............       78,375
         3,700      Carson Pirie Scott & Company+ ...       62,437
         4,900      Circuit City Stores, Inc. .......      163,538
         3,000      Dole Food, Inc. .................      112,875
         4,500      Gartner Group Inc. + ............      196,312
         4,300      Hannaford Brothers ..............      112,338
         2,700      Heritage Media Corporation +.....       74,925
         3,600      Hormel Foods ....................       82,800
         1,400      IBP .............................       83,825
         2,700      IHOP Corp. +.....................       58,050
         2,200      Lin Television +.................       62,975
         3,100      Manpower, Inc. ..................       84,087
         4,100      Morrison Restaurants, Inc. ......       64,063
         2,600      Pittston Services Group .........       71,500
         3,800      Players International, Inc.+.....       40,850
           800      Ralston Purina Company ..........       47,500
         2,700      Scientific Games Holdings
                      Corporation+...................       88,425
         2,100      Smuckers (J.M.), Cl. A...........       41,212
         1,200      Tandy Corporation ...............       59,250
                                                       -----------
                                                         1,650,025
                                                       -----------
                    Energy--5.3%
         1,300      Ashland Coal, Inc. ..............       30,875
         5,100      Brooklyn Union Gas Company ......      128,137
         2,200      Chesapeake Energy
                      Corporation +..................       64,350
         2,300      Diamond Shamrock Inc. ...........       59,225
         5,900      Peco Energy Company..............      172,575
         5,100      Union Texas Petroleum
                      Holdings, Inc. ................       91,800
         4,300      Williams Companies Inc. .........      166,088
                                                       -----------
                                                           713,050
                                                       -----------
                    Financial Services--16.1%
         1,200      Advanta Corporation .............       46,500
         2,400      Allied Group, Inc. ..............       78,000
         1,800      American Bankers Insurance
                      Group Inc......................       64,575

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995


        Shares      Common Stocks (continued)             Value
      ----------                                      ------------
                    Financial Services (continued)
         1,300      American General Corporation ....  $    42,737
         1,989      American National Insurance
                      Company .......................      113,373
         4,100      Bank of New York
                      Company, Inc...................      172,200
         1,800      BayBanks, Inc. ..................      145,800
         2,300      Bear Stearns Company, Inc. ......       45,713
         2,500      Bergen Brunswig Corporation .....       51,875
         2,900      Commercial Federal ..............       95,337
         2,000      Crestar Financial Corporation ...      114,000
         4,400      Cullen Frost Bankers ............      224,400
         2,400      Dean Witter, Discover
                      & Company .....................      119,400
         3,300      Equifax, Inc. ...................      128,700
         3,300      First Bank System, Inc. .........      164,175
         1,400      First Chicago Corporation .......       95,025
           800      First Interstate Bancorp ........      103,200
         2,400      Old Republic Intl Corp...........       68,700
         1,600      Price T Rowe ....................       79,600
         2,300      RCSB Financial ..................       51,175
         2,600      Standard Financial +.............       35,750
         3,600      Vesta Insurance Group ...........      145,350
                                                       -----------
                                                         2,185,585
                                                       -----------
                    Forest Products--.3%
         1,000      Bowater Inc. ....................       44,250
                                                       -----------
                    General Business--3.6%
         3,300      Central Newspapers, Inc.,
                      Cl. A..........................       97,350
         3,800      Chesapeake Corporation ..........      116,375
         2,200        HFS Inc. +.....................      134,750
         1,900      King World Productions, Inc.+....       66,263
         1,500      Royal Caribbean Cruises .........       34,500
         1,900      Sport Authority (The) +..........       41,325
                                                       -----------
                                                           490,563
                                                       -----------
                    Health Care/Pharmaceuticals--7.8%
         1,500      Becton, Dickinson & Company .....       97,500
         2,500      Cardinal Health, Inc. ...........      128,437
         2,400      Columbia/HCA Healthcare
                      Corporation....................      117,900
         1,400      Elan Corp. PLC ADS + ............       56,175
         3,700      HealthCare COMPARE
                      Corporation+ ..................      136,900
         3,700      MediSense + .....................       79,088
         2,000      Medtronic, Inc. .................      115,500
         2,300      Mylan Labs, Inc. ................       43,700
         2,700      OrNda Healthcorp + ..............       47,587

                    Health Care/Pharmaceuticals
                      (continued)
         2,600      Rite Aid Corp. ..................  $    70,200
         1,028      Vencor Inc. + ...................       28,527
         2,900      Watson Pharmeceutical + .........      129,775
                                                       -----------
                                                         1,051,289
                                                       -----------
                    Technology--17.8%
         2,800      Applied Material, Inc.+..........      140,350
         2,300      Autodesk, Inc. ..................       78,200
         2,000      Cabletron Systems Inc.+ .........      157,250
         6,600      Cadence Design Systems, Inc.+....      212,850
         3,200      Cypress Semiconductor
                      Corporation+ ..................      112,800
         3,600      Dell Computer+...................      167,850
         3,600      Informix Corporation+ ...........      104,850
         2,000      Komag, Inc.+ ....................      114,000
         4,600      Loral Corporation ...............      136,275
         1,700      Micron Technology, Inc. .........      120,063
         3,700      Millipore Corporation ...........      130,887
         3,200      NetManage Inc.+ .................       65,200
         1,500      Novellus Systems, Inc.+ .........      103,313
         3,100      Seagate Technology+ .............      138,725
         1,600      Smith (A.O) Corp.................       33,200
         2,400      StrataCom, Inc.+ ................      147,600
         2,300      Sun Microsystems, Inc.+..........      179,400
         3,300      Teradyne, Inc. +.................      110,137
         4,800      Worldcom Inc. + .................      156,600
                                                       -----------
                                                         2,409,550
                                                       -----------
                    Transportation--1.6%
         1,000      Conrail, Inc. ...................       68,750
         2,600      Illinois Central Corporation ....       99,450
         1,800      Landstar System, Inc.+ ..........       47,250
                                                       -----------
                                                           215,450
                                                       -----------
                    Utilities--9.5%
         8,200      Baltimore Gas & Electric
                      Company .......................      219,350
         5,900      Boston Edison Company ...........      161,513
         5,500      Commonwealth Energy
                      Systems .......................      233,062
         7,100      DQE, Inc. .......................      195,250
         6,200      General Public Utilities
                      Corporation....................      193,750
         3,300      MCN Corporation .................       71,775
         7,900      Portland General Corporation ....      214,288
                                                       -----------
                                                         1,288,988
                                                       -----------

                    TOTAL COMMON STOCKS
                      (cost $10,535,774).............   12,845,029
                                                       -----------

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

       Principal    REPURCHASE
        Amount      AGREEMENT--4.6%                       Value
      ----------                                      ------------

        $619,806     Goldman Sachs & Company
                     Tri-Party Repo Agreement with
                     Goldman Sachs, 5.88% dated
                     10/31/95, to be repurchased
                     at $619,907 on 11/1/95,
                     collateralized by $620,142
                     U.S. Treasury Notes, 5.875%
                     due 7/31/97 (cost $619,806).....  $   619,806
                                                       -----------


TOTAL INVESTMENTS
  (cost $11,155,580)..........................  99.4%  $13,464,835

CASH AND RECVEIVABLES
  (NET).......................................    .6%  $    81,040
                                               ------  -----------

NET ASSETS ................................... 100.0%  $13,545,875
                                               ------  -----------
                                               ------  -----------

Note to Statement of Investments;
----------------------------------------------------------------------------
+ Non-income producing security.

                   See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
----------------------------------------------------------------------------
Statement of Assets and Liabilities                         October 31, 1995

ASSETS:
    Investments in securities, at value (cost $11,155,580)--see Statement of
      Investments (including repurchase agreement of $619,806)..............                                $13,464,835
    Cash....................................................................                                        667
    Receivable for investment securities sold...............................                                     94,764
    Dividends and interest receivable.......................................                                     17,792
                                                                                                            -----------
                                                                                                             13,578,058
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................                  $  4,477
    Due to Distributor-Note 2(b)............................................                       266
    Payable for investment securities purchased.............................                    23,610
    Directors' fees payable-Note 2(c).......................................                     3,830           32,183
                                                                                              --------      -----------
NET ASSETS..................................................................                                $13,545,875
                                                                                                            -----------
                                                                                                            -----------
REPRESENTED BY:
    Paid-in capital.........................................................                                $10,613,155
    Accumulated undistributed investment income--net........................                                     29,477
    Accumulated undistributed net realized gain on investments..............                                    593,988
    Accumulated net unrealized appreciation on investments--Note 3..........                                  2,309,255
                                                                                                            -----------
NET ASSETS at value.........................................................                                $13,545,875
                                                                                                            -----------
                                                                                                            -----------
NET ASSET VALUE, offering and redemption price per share:
    Investor Shares
      (22 million shares of $.001 par value Capital Stock authorized)
      ($1,416,688 / 118,891 shares of Capital Stock outstanding)............                                     $11.92
                                                                                                                 ------
                                                                                                                 ------
    Class R Shares
      (60 million shares of $.001 par value Capital Stock authorized)
      ($12,129,187 / 1,017,827 shares of Capital Stock outstanding).........                                     $11.92
                                                                                                                 ------
                                                                                                                 ------

                       See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Statement of Operations                           Year ended October 31, 1995


INVESTMENT INCOME:
    Income:
      Cash dividends........................................................               $   314,515
      Interest..............................................................                    44,045
                                                                                           -----------
          Total Income......................................................                               $   358,560
    Expenses:
      Management fee--Note 2(a).............................................                   175,864
      Directors' fees and expenses-Note 2(c)................................                     2,907
      Distribution fee (Investor shares)-Note 2(b)..........................                     1,422
                                                                                           -----------
          Total Expenses....................................................                                    180,193
                                                                                                             ----------
          INVESTMENT INCOME--NET............................................                                    178,367
                                                                                                             ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                $1,347,713
    Net realized gain on financial futures..................................                    10,196
                                                                                           -----------
      Net Realized Gain.....................................................                                  1,357,909
    Net unrealized appreciation on investments..............................                                  1,977,353
                                                                                                             ----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                  3,335,262
                                                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                 $3,513,629
                                                                                                             ----------
                                                                                                             ----------

                    See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                       ------------      ------------
                                                                                           1995              1994(1)
                                                                                       ------------      ------------
OPERATIONS:
    Investment income--net...............................................              $    178,367      $    159,637
    Net realized gain (loss) on investments..............................                 1,357,909          (763,921)
    Net unrealized appreciation on investments for the year..............                 1,977,353           331,902
                                                                                       ------------      ------------
      Net Increase (Decrease) In Net Assets Resulting From Operations....                 3,513,629          (272,382)
                                                                                       ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor Shares....................................................                    (4,227)              (94)
      Class R Shares.....................................................                  (194,302)         (109,904)
                                                                                       ------------      ------------
        Total Dividends..................................................                  (198,529)         (109,998)
                                                                                       ------------      ------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Investor Shares....................................................                 1,469,329            59,087
      Class R Shares.....................................................                 7,089,344        21,172,051
    Dividends reinvested:
      Investor Shares....................................................                     3,676                66
      Class R Shares.....................................................                   187,481           109,104
    Cost of shares redeemed:
      Investor Shares....................................................                  (252,161)           (5,216)
      Class R Shares.....................................................               (16,489,889)       (2,729,717)
                                                                                       ------------      ------------
        Increase (Decrease) In Net Assets From Capital Stock Transactions                (7,992,220)       18,605,375
                                                                                       ------------      ------------
          Total Increase (Decrease) In Net Assets........................                (4,677,120)       18,222,995
NET ASSETS:
    Beginning of year....................................................                18,222,995             --
                                                                                       ------------      ------------
    End of year (including undistributed investment income--net:
      $29,477 in 1995 and $49,639 in 1994)...............................              $ 13,545,875      $ 18,222,995
                                                                                       ------------      ------------
                                                                                       ------------      ------------

                                                                                  Shares
                                                       --------------------------------------------------------------
                                                           Investor Shares                     Class R Shares
                                                       ---------------------------       ----------------------------
                                                         Year Ended October 31,              Year Ended October 31,
                                                       ---------------------------       ----------------------------
                                                         1995            1994(1)(2)         1995           1994(1)(2)
                                                       --------          ---------       ----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................                137,173             6,048           692,632         2,122,927
    Shares issued for dividends reinvested                  343                 7            18,799            11,107
    Shares redeemed.....................                (24,144)             (536)       (1,554,326)         (273,312)
                                                       --------           -------        ----------         ---------
      Net Increase (Decrease) In Shares
        Outstanding.....................                113,372             5,519          (842,895)        1,860,722
                                                       --------           -------        ----------         ---------
                                                       --------           -------        ----------         ---------

----------------
(1) The Fund commenced operations on November 12, 1993.
(2) The Fund commenced selling Investor shares on April 6, 1994. Any shares outstanding prior to April 4, 1994 were designated Trust shares. Effective October 17, 1994, the Fund's Trust shares were redesignated Class R shares.

                     See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Financial Highlights

Reference is made to pages 5 and 6 of the Fund's Prospectus dated March 1, 1996.


                  See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Disciplined Midcap Stock Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund is currently authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, and sub-custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Financial Futures: The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1995, there were no financial futures contracts outstanding.

    (e) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    On November 2, 1995, the Board of Directors declared dividends from net investment income for the Investor shares and ClassR shares in the amount of $0.0189 per share and $0.0263 per share, respectively, payable on November 3, 1995 to shareholders of record onNovember 2, 1995.

    (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $1,422.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $10,996,070 and $18,527,076, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $2,309,255, consisting of $2,628,442 gross unrealized appreciation and $319,187 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Disciplined Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as we as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of the Dreyfus Disciplined Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                   KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995





                   DREYFUS DISCIPLINED EQUITY INCOME FUND
                         INVESTOR AND CLASS R SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                MARCH 1, 1996


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Disciplined Equity Income Fund (formerly the Dreyfus Equity Income Fund and prior to that the Laurel Equity Income Fund) (the "Fund"), dated March 1, 1996, as it may be revised from time to time. The Fund is a separate diversified portfolio of The Dreyfus/Laurel Funds, Inc., an open-end management investment company (the "Company"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          On Long Island -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS

                                                            Page
Investment Objective and Management Policies. . . . . . . .   B-2
Management of the Fund. . . . . . . . . . . . . . . . . . .   B-13
Management Arrangements . . . . . . . . . . . . . . . . . .   B-19
Purchase of Fund Shares . . . . . . . . . . . . . . . . . .   B-20
Distribution Plan . . . . . . . . . . . . . . . . . . . . .   B-21
Redemption of Fund Shares . . . . . . . . . . . . . . . . .   B-22
Shareholder Services. . . . . . . . . . . . . . . . . . . .   B-23
Determination of Net Asset Value. . . . . . . . . . . . . .   B-26
Dividends, Other Distributions and Taxes. . . . . . . . . .   B-27
Portfolio Transactions. . . . . . . . . . . . . . . . . . .   B-30
Performance Information . . . . . . . . . . . . . . . . . .   B-32
Information About the Fund. . . . . . . . . . . . . . . . .   B-34
Custodian, Transfer and Dividend Disbursing Agent, Counsel
  and Independent Auditors. . . . . . . . . . . . . . . . .   B-34
Financial Statements. . . . . . . . . . . . . . . . . . . .   B-35
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . .   B-36



                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Portfolio Securities

     Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and
(c) U.S. Treasury bonds generally have maturities of greater than ten years.

     In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Company's Board of Directors.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

     When-Issued Securities. New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Company's Board of Directors, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

Management Policies

     The Fund engages, except as noted, in the following practices in furtherance of its investment objective.

     Loans of Fund Securities. The Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund considers all relevant factors and circumstances including the creditworthiness of the borrower.

     Derivative Instruments. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as index futures contracts), options (such as options on U.S. and foreign securities or indices of such securities). The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity securities. These Derivative Instruments may be used, for example, to preserve a return or spread or to facilitate or substitute for the sale or purchase of securities.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest.

     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

     Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.
These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures or options, or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

     Options on indices are similar to options on securities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

     The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and
(iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the option's strike price). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The Fund may write only covered call options on securities. A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If the Fund has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

Investment Restrictions

     The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. ln addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).

     2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund.

     The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

     2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     3.   The Fund shall not purchase oil, gas or mineral leases.

     4. The Fund will not purchase or retain the securities of any issuer if the officers or Directors of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

     5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     6. The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the Fund's transactions in futures contracts and related options.

As an operating policy, the Fund will not invest more than 25% of the value of its total assets, at the time of such purchase in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Company's Board of Directors may change this policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board.



                           MANAGEMENT OF THE FUND

                           PRINCIPAL SHAREHOLDERS


     The following shareholder(s) owned 5% or more of the outstanding Investor shares of the Fund at January 31, 1996: Nathan M. Pusey, 200 East 66th Street, New York, NY 10021-6728, 5.5% record.



                      FEDERAL LAW AFFECTING MELLON BANK

     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.

     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Directors would seek an alternative provider(s) of such services.


                           DIRECTORS AND OFFICERS

     The Company has a Board composed of twelve Directors which supervises the Company's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk. Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds") and Mr. DiMartino serves as a Board member for 93 other funds advised by Dreyfus.

o + RUTH MARIE ADAMS. Director of the Company; Professor of English and Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution.
     Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

o + FRANCIS P. BRENNAN. Chairman of the Board of Directors and Assistant Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address:
     Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.

o * JOSEPH S. DiMARTINO. Director of the Company since February 1995. Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company, a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Age: 52 years old. Address: 200 Park Avenue, New York, New York 10166.

o + JAMES M. FITZGIBBONS. Director of the Company; Chairman, Howes Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
     Address:  40 Norfolk Road, Brookline, Massachusetts 02167.

o * J. TOMLINSON FORT. Director of the Company; Partner, Reed, Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o + ARTHUR L. GOESCHEL. Director of the Company; Director, Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993. Since May 1991, Mr. Goeschel has served as Trustee of Sewickley Valley Hospital. Age: 73 years old.
     Address:  Way Hallow Road and Woodland Road, Sewickley, Pennsylvania
     15143.

o + KENNETH A. HIMMEL. Director of the Company; Former Director, The Boston Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. and Florida Hospitality Group; Managing Partner, Franklin Federal Partners. Age: 49 years old.
     Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

o * ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  Age:
     76 years old.  Address:  1817 Foxcroft Lane, Allison Park,
     Pennsylvania 15101.

o + STEPHEN J. LOCKWOOD. Director of the Company; President and CEO, LDG Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o + ROBERT D. MCBRIDE. Director of the Company; Director and Chairman, McLouth Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.



o + JOHN J. SCIULLO. Director of the Company; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

o + ROSLYN M. WATSON. Director of the Company; Principal, Watson Ventures, Inc.; Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the
     Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.


# MARIE E. CONNOLLY.  President and Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Company. (March 1994 to September 1994); President, Funds Distributor, Inc. (since
     1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old.
     Address: One Exchange Place, Boston, Massachusetts  02109.

# FREDERICK C. DEY.  Vice President of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: Premier Mutual Fund Services, Inc., One Exchange Place, Boston, Massachusetts 02109.

# ERIC B. FISCHMAN.  Vice President and Assistant Secretary (since January
     1996) of the Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds; Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (Since August
     1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, New York 10166.

RICHARD W. HEALEY.  Vice President of the Company, The Dreyfus/Laurel Tax
     Free Municipal Funds and The Dreyfus/Laurel Funds Trust (since March
     1994); Senior Vice President, Funds Distributor, Inc. (since March
     1993); Vice President, The Boston Company Inc., (March 1993 to May
     1993);  Vice President of Marketing, Calvert Group (1989 to March
     1993). Age: 41 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# MARGARET PARDO.  Assistant Secretary of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.



# JOHN E. PELLETIER.  Vice President and Secretary of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# JOHN J. PYBURN.  Assistant Treasurer of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.



JOSEPH F. TOWER, III.  Assistant Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus.
     From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 200 Park Avenue, New York, New York 10166.


_______________________
*    "Interested person" of the Company, as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.



     The officers and Directors of the Company as a group owned beneficially less than 1% of the Fund's total shares outstanding as of January 31, 1996.



     No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940
Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburses each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), for travel and out-of-pocket expenses.



     For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by each current Director from the Company and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:



                                                                        Total
                                          Pension or                    Compensation
                                          Retirement                    From the
                                          Benefits        Estimated     Company
                           Aggregate      Accrued as      Annual        and Fund
                           Compensation   Part of         Benefits      Complex Paid
                           From the       the Company's   Upon          to Board
Name of Board Member       Company #      Expenses        Retirement    Member
--------------------       ------------   -------------   ----------    ------------
Ruth M. Adams              $27,800        None            None          $ 34,500

Francis P. Brennan*         86,683        None            None           110,500

Joseph S. DiMartino**       None          None            None
$448,618***

James M. Fitzgibbons        27,795        None            None            34,500

J. Tomlinson Fort**         None          None            None            None

Arthur L. Goeschel          27,604        None            None            35,500

Kenneth A. Himmel           26,381        None            None            32,750

Arch S. Jeffery**           None          None            None            None

Stephen J. Lockwood         26,387        None            None            32,750

Robert D. McBride           27,800        None            None            35,500

John J. Sciullo             27,800        None            None            34,500

Roslyn M. Watson            27,795        None            None            34,550

#    Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,342 for the
Company.
*    Compensation of Francis Brennan includes $75,000 paid by the Dreyfus/Laurel Funds to be Chairman of the Board.
**   Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Company and the funds in the
     Dreyfus/Laurel Funds.  For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch
     S. Jeffery from Dreyfus for serving as a Board member of the Company were $17,563,
     $28,604 and $27,800, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Company) were $23,500, $35,500 and $35,500, respectively.  In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $3,186 for expenses attributable to the Company's Board meetings ($3,186 is not included in the $12,342 above).
***  Estimated amounts for the fiscal year ending October 31, 1995.



                           MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

     The Management Agreement will continue from year to year provided that a majority of the Directors who are not interested persons of the Company and either a majority of all Directors or a majority of the shareholders of the Fund approve its continuance. The Company may terminate the Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities. Dreyfus may terminate the Management Agreement upon sixty (60) days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.

     The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling directors.

     For the last two years, the Fund had the following expenses:

                              For the Fiscal Year or Period Ended October
31,
                              1995           1994(1)

Management fees (gross of waiver)       $47,974        $7,144
Expense Reimbursement from
     investment manager             --            --
Management fees waived              --            --

(1)  The Fund commenced operations on September 2, 1994.


                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative NAV of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.


                             DISTRIBUTION PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan (Investor Shares Only)."

     Investor shares are subject to fees for distribution and shareholder services.

     Distribution Plan--Investor Shares. The Securities and Exchange Commission ("SEC") has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. With respect to the Investor shares of the Fund, the Company has adopted a Distribution Plan ("Plan"), and may enter into Agreements with Agents pursuant to its Plan.

     Under the Plan, the Fund may spend annually up to 0.25% of its average daily net assets attributable to Investor shares for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, the Fund's Investor shares.

     The Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without approval of the Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable, as to the Fund's Investor shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

     For the fiscal year ended October 31, 1995, the Fund paid the Distributor $49,974 pursuant to the Plan.

                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code                   Answer Back Sign

              144295                         144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as a described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.



                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a SEP-IRA with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

     New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

     The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements.

     Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations.

However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and certain foreign currency denominated securities (including debt instruments and certain financial forward, futures and option contracts and preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized to ordinary income. If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) or providing for deferred interest or for payment of interest in the form of additional obligations (for example, "pay-in-kind" or "PIK" securities) could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments.

For example, the Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and to avoid the 4% excise tax referred to in the Fund's Prospectus under "Dividends, Other Distributions and Taxes." In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

     State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Foreign Shareholders - Income Not Effectively Connected. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).

     Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of long-term capital gain over short-term capital loss) generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

     Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of the Fund's shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

     Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                           PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.
Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligation to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

     The Company's Board of Directors periodically review Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     For the fiscal year ended October 31, 1995, the Fund paid brokerage commissions amounting to $4,730.

     Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. The portfolio turnover rate for the period from September 2, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 were 5% and 37.57%, respectively.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for Investor and Class R shares for the period September 2, 1994 to October 31, 1995 were 24.32% and 22.86%, respectively.

Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Average annual total returns (expressed as a percentage) for Investor shares of the Fund for the periods noted were:

                              Average Annual Total Return for the
                              Periods Ended October 31, 1995

                         1 Year    5 Years   10 Years  Inception

Investor Shares          23.20         --        --      21.25%
                                                       (9/02/94)

Inception date appears in parentheses following the average annual total return since inception.

     Average annual total returns (expressed as a percentage) for Class R shares of the Fund for the periods noted were:

                              Average Annual Total Return for the
                              Periods Ended October 31, 1995

                         1 Year    5 Years   10 Years  Inception

Class R Shares           23.48       --        --      (19.42%)
                                                       (9/02/94)

Inception date appears in parentheses following the Average Annual total return since inception.

     Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Morgan Stanley European Index; (ii) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (v) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.

     From time to time, Fund advertisements may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     The Fund will send annual and semi-annual financial statements to all its shareholders.


         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                          AND INDEPENDENT AUDITORS

     Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15219, is the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02703, and is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communication between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

     KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, PA 15219, was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 1996, providing audit services including
(1) examination of the annual financial statements (2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.


                            FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended October 31, 1995, including notes to the financial statements and supplementary information and the Independent Auditors' Report are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. The financial statements for the Annual Report are incorporated herein by reference.


                                  APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS

Debt Instruments Ratings

Moody's Investors Service, Inc. (Moody's):

     A - Bonds rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa Securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are considered "upper medium grade obligations."

     Baa - Bonds rated Baa are considered medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable on any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Those Bonds in the Aa and A group which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1 and A 1.

Standard & Poor's Ratings Group ("S&P"):

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it instantly exhibits adequate protection or changing circumstances are more likely to lead a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Commercial Paper Ratings

     Moody's:

     Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (1) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-l, Prime-2, or Prime-3.

     Prime-1 indicates a superior capacity for repayment of short-term promissory obligations. Prime-l repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed;
(3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

S&P:

     Commercial paper rated by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-l, A-2, or A-3.

     A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A- 1.

Fitch Investors Service. Inc. ("Fitch"):

     Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-l, F-2, F-3, or F-4.

     F-1 - This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

Duff and Phelps, Inc.:

     Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper; the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+ - Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1 - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

IBCA, Inc.:

     In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+ - Obligations supported by the highest capacity for timely repayment.

     A1 - Obligations supported by a very strong capacity for timely repayment.

Dreyfus Equity Income Fund                                 October 31, 1995
---------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS EQUITY INCOME FUND CLASS R SHARES WITH THE STANDARD AND POOR'S 500 COMPOSITE
       STOCK PRICE INDEX AND THE LIPPER EQUITY INCOME FUND INDEX

              Dreyfus Equity      Standard & Poor's
               Income Fund         500 Composite        Lipper Equity
Period       (Class R Shares)      Price Index *      Income Fund Index *
----------   ----------------     --------------      -------------------
9/2/94          10,000                10,000                10,000
10/31/94         9,950                 9,975                 9,864
1/31/95          9,856                10,007                 9,741
4/30/95         10,856                11,018                10,537
7/31/95         11,736                12,112                11,305
10/31/95        12,286                12,609                11,631

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
--------------------------------------------------------------------------
       Investor Class Shares                      Class R Shares
----------------------------------         -------------------------------
       Period ended 10/31/95                    Period ended 10/31/95
----------------------------------         -------------------------------
1 Year                       23.20%        1 Year                   23.48%
From Inception (9/14/94)     21.25         From Inception (9/2/94)  19.42


Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Dreyfus Equity Income Fund on 9/2/94 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date as well as to the Lipper Equity Income Fund Index which is described below. For comparative purposes, the value of each Index on 8/31/94 is used as the beginning value on 9/2/94. All dividends and capital gain distributions are reinvested. Performance for Investor Class shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

The Dreyfus Equity Income Fund seeks to provide above-average income along with moderate long-term growth of principal and income by investing primarily in a diversified portfolio of dividend-paying stocks. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. The Lipper Equity Income Fund Index is a non-weighted index of the 30 largest equity income mutual funds. It is calculated daily with adjustments for income dividends and capital gain distributions as of the ex-dividend dates. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Statement of Investments                                   October 31, 1995

         Shares   COMMON STOCKS--91.3%                      Value
      -----------                                       ------------
                  Basic Industries--5.5%
           750    Dow Chemical.......................   $     51,469
         1,300    du Pont (EI) De Nemours............         81,087
           350    Eastman Chemical...................         20,825
           450    Georgia Pacific Corporation........         37,125
           400    International Paper Company........         14,800
           300    Monsanto Company...................         31,425
           700    PPG Industries Inc.................         29,750
           200    Temple-Inland......................          9,100
           550    Westvco............................         15,263
         1,200    Weyerhaeuser Company...............         52,950
                                                          ----------
                                                             343,794
                                                          ----------
                  Consumer Cyclical--9.1%
           900    Albertsons Inc.....................         29,925
           350    Chrysler Corporation...............         18,069
           750    Circuit City Stores Inc............         25,031
           550    Echlin Inc.........................         19,662
         2,100    Ford Motor.........................         60,375
           750    General Motors.....................         32,813
           350    Goodyear Tire & Rubber.............         13,300
         1,000    J C Penney Company Inc.............         42,125
         1,750    Limited Inc........................         32,156
         1,300    Lowes Company......................         35,100
           500.   Marriott International.............         18,438
         1,450    May Department Stores
                    Company..........................         56,913
         1,000    McDonald's Corp....................         41,000
           350    McGraw-Hill Inc....................         28,656
           750    Reynolds & Reynolds Company........         26,719
           525    Sbarro Inc.........................         10,959
         1,550    Sears Roebuck & Company............         52,700
           400    Walt Disney Productions............         23,050
                                                          ----------
                                                             566,991
                                                          ----------
                  Consumer Services--16.0%
           350    Avnet Inc..........................         17,631
           400    Deere & Company....................         35,750
           400    Eaton Corporation..................         20,500
           200    Emerson Electric...................         14,250
         3,000    General Electric Company...........        189,750
         1,000    General Motors Corporation,
                    Class H..........................         42,000
         1,200    H & R Block, Inc...................         49,500
           450    Harsco Corp........................         23,738
           850    Hewlett Packard Company............         78,731
           300    Illinois Tool Works................         17,438
           850    International Business ............
                    Machines.........................         82,663
           946    Lockheed Martin....................         64,446
           300    McDonnell Douglas
                    Corporation......................         24,525


                  Consumer Services (continued)
           700    Motorola Inc.......................   $     45,938
           200    Omnicom Group......................         12,775
           600    Pitney Bowes Inc...................         26,175
           950    Raytheon Company...................         41,444
           650    Texas Instruments..................         44,362
           650    Textron Inc........................         44,687
           500    United Technologies................         44,375
           550    Xerox Corporation..................         71,362
                                                          ----------
                                                             992,040
                                                          ----------
                  Consumer Staples--11.9%
           300    Anheuser-Busch Companies...........         19,800
           500    Avon Products Inc..................         35,562
           650    CPC  International Inc.............         43,144
         1,700    Coca-Cola Company..................        122,187
           750    Conagra Inc........................         28,969
           850    Eastman Kodak Company..............         53,231
          1100    Gillette Company...................         53,212
           300    IBP Inc............................         17,963
           400    Kellogg............................         28,900
         1,000    Pepsico Inc........................         52,750
         1,450    Philip Morris Companies Inc........        122,525
           300    Pioneer Hi-Bred International......         14,888
         1,250    Procter & Gamble Company...........        101,250
          1000    Sara Lee Corp......................         29,375
           500    Seagram Co Ltd.....................         18,000
                                                         -----------
                                                             741,756
                                                         -----------
                  Energy--10.2%
         1,050    Amoco Corporation..................         67,069
           500    Atlantic Richfield.................         53,375
           550    British Petroleum, PLC, ADR........         48,537
         2,350    Exxon Corporation..................        179,481
           300    Mobil Corporation..................         30,225
           950    Pacific Enterprises................         23,513
           800    Phillips Petroleum Company.........         25,800
           950    Royal Dutch Petroleum..............        116,731
           500    Sonat Inc..........................         14,375
           800    Texaco Inc.........................         54,500
         1,250    USX-Marathon Group.................         22,188
                                                          ----------
                                                             635,794
                                                          ----------
                  Health Care--9.4%
         1,350    Abbott Labs........................         53,662
           650    American Home Products Inc.........         57,606
           350    Baxter International Inc...........         13,519
           650    Bristol-Myers Squibb Company.......         49,562
           750    Eli Lilly Company..................         72,469
         1,050    Johnson & Johnson..................         85,575
         1,800    Merck & Company Inc................        103,500
         1,700    Pfizer Inc.........................         97,538

Dreyfus Equity Income Fund
------------------------------------------------------------------------
Statement of Investments                                October 31, 1995

         Shares   COMMON STOCKS (continued)                 Value
      -----------                                       ------------
                  Health Care (continued)
           400    Schering-Plough Corporation........   $     21,450
           550    Smithkline Beecham.................         28,531
                                                          ----------
                                                             583,412
                                                          ----------
                  Interest Sensitive--12.5%
         1,301    Allstate...........................         47,812
         1,100    American General
                    Corporation......................         36,162
           750    American National
                    Insurance Company................         42,750
         1,100    BCE Inc............................         36,988
         1,800    Bank Of New York
                    Company Inc......................         75,600
         1,150    BankAmerica Corporation............         66,125
           600    CIGNA Corporation..................         59,475
           900    Chase Manhattan Corporation........         51,300
           329    Citicorp...........................         21,344
         1,450    Corestates Financial
                    Corporation......................         52,744
           250    Dean Witter Discover &
                    Company..........................         12,437
           400    Federal  National Mortgage
                    Association......................         41,950
           200    First Bank System Inc..............          9,950
           700    First Chicago......................         47,512
           100    First Interstate Bancorp...........         12,900
           250    First Union Corporation............         12,406
         1,050    MBNA Corporation...................         38,719
           400    National City Corporation..........         12,350
           550    PNC Financial Corporation..........         14,438
           500..  Providian Corporation..............         19,625
           500    Safeco Corporation.................         32,094
           600    St. Paul Companies.................         30,450
                                                          ----------
                                                             775,131
                                                          ----------
                  Mining and Metals--1.5%
           900    Aluminum Company
                    Of America 45,900..............
           350    Phelps Dodge Corporation.........           22,181
           350    Potash Corporation...............           24,369
                                                          ----------
                                                              92,450
                                                          ----------
                  Transportation--1.4%
           700    Conrail Inc......................           48,125
           150    Delta Air Lines Inc..............            9,844
           800    Illinios Central.................           30,600
                                                          ----------
                                                              88,569
                                                          ----------

                  Utilities--13.4%
         1,350    A T & T Corporation..............      $    86,400
         1,350    Ameritech Inc....................           72,900
         1,150    Bell Atlantic Corporation........           73,169
           550    Bellsouth Corporation............           42,075
           700    Boston Edison....................           19,162
         1,750    CINergy Corporation..............           49,656
         1,500    Consolidated Edison
                    Company Inc....................           45,562
         1,050    DQE, Inc.........................           28,875
           900    Entergy Corporation..............           25,650
           200    FPL Group Inc....................            8,375
         1,650    GTE Corporation..................           68,062
         1,250    Nynex Corporation................           58,750
         2,450    Pacific Telesis Group............           74,419
         1,150    SBC Communication................           64,256
         1,900    Southern Company.................           45,363
           500    U S West Inc.....................           23,813
         1,500    Unicom Corporation...............           49,125
                                                          ----------
                                                             835,612
                                                          ----------
                  Utilities-Electric Power--.4%
           750    Texas Utilities                             27,562
                                                          ----------
                  TOTAL COMMON STOCKS
                    (cost $4,794,386).................    $5,683,111
                                                          ----------
                                                          ----------
                   CONVERTIBLE PREFERRED
                     STOCKS--2.2%
           300     Ashland Oil Inc.,
                     6.25%...........................     $   16,425
           200     Barnett Banks Inc.,
                     $4.50, Series A.................         21,000
           358     Citicorp, Depositary Shares
                     representing 1/12 share,
                     Series 15.......................          6,489
           400     First U.S.A. Inc.,
                     6.25%, Series A.................         16,600
           350     General Motors Corporation,
                     Depositary Shares  representing
                     1/10 share Series C.............         23,450
         2,300     RJR Nabisco Holdings,
                     Depositary Shares
                     representing 1/10 share,
                     Series C, 9.25%.................         14,375
           500     Travelers Inc.,
                     5.50%, Series B.................         35,250
                                                          ----------
                   TOTAL CONVERTIBLE
                     PREFERRED STOCKS
                     (cost $109,101).................    $   133,589
                                                          ----------
                                                          ----------

Dreyfus Equity Income Fund
------------------------------------------------------------------------
Statement of Investments                                October 31, 1995


      Principal     CONVERTIBLE BONDS
       Amount        AND NOTES--1.1%                        Value
 ----------------  --------------------------           -----------

        $18,000    General Instrument,
                     Subordinate Notes,
                     5%, 6/15/00..................      $     18,090
         20,000    Magna International,
                     Subordinate Debentures,
                     5%, 10/15/02.................            20,375
         11,000    Pogo Producing Company,
                     Subordinate Notes,
                     5.50%, 3/15/04...............            11,990
         10,000    Wendy's International Inc.,
                     Subordinate Debentures,
                     7%, 4/1/06...................            16,288
                                                          ----------

                   TOTAL CONVERTIBLE BONDS
                     AND NOTES
                     (cost $68,335)...............        $   66,743
                                                          ----------
                                                          ----------

   Principal     REPURCHASE
    Amount        AGREEMENT--5.3%                            Value
------------                                              ----------
$331,291           Agreement with Goldman
                     Sachs & Company Tri-Party
                     Repurchase Agreement,
                     5.88%  dated 10/31/95,
                     to be repurchased at
                     $331,345 on 11/1/95,
                     collateralized by $333,349
                     U.S Treasury Notes,
                     5.875% due 7/31/97
                     (cost $331,291).......              $  331,291
                                                         ----------
                                                         ----------
TOTAL INVESTMENTS
  (cost $5,303,113).........         99.9%               $6,214,734
                                    ------               ----------
                                    ------               ----------
CASH AND RECEIVABLES
  (NET).....................           .1%               $    8,216
                                    ------               ----------
                                    ------               ----------
NET ASSETS..................        100.0%               $6,222,950
                                    ------               ----------
                                    ------               ----------


               See notes to financial statements.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Statement of Assets and Liabilities                        October 31, 1995

ASSETS:
    Investments in securities, at value (cost $5,303,113)--See statement of
      investments (including repurchase agreement of $331,291)..............                                $6,214,734
    Receivable for investment securities sold...............................                                    80,799
    Dividends and interest receivable.......................................                                    14,457
    Receivable for Capital Stock sold.......................................                                    10,872
                                                                                                            ----------
                                                                                                             6,320,862
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                  $  9,150
    Due to the Distributor..................................................                       322
    Payable for investment securities purchased.............................                    87,363
    Directors' fees payable.................................................                     1,077          97,912
                                                                                               -------      ----------
NET ASSETS  ................................................................                                $6,222,950
                                                                                                            ----------
                                                                                                            ----------
REPRESENTED BY:
    Paid-in capital.........................................................                                $5,212,663
    Accumulated undistributed investment income--net........................                                    35,559
    Accumulated undistributed net realized gain on investments..............                                    63,107
    Accumulated net unrealized appreciation on investments--Note 3..........                                   911,621
                                                                                                            ----------
NET ASSETS at value.........................................................                                $6,222,950
                                                                                                            ----------
                                                                                                            ----------
NET ASSET VALUE, offering and redemption price per share:
    Investor Shares
      (20 million shares of $.001 par value Capital Stock authorized)
      ($1,714,331 / 142,842 shares of capital stock outstanding)............                                    $12.00
                                                                                                                ------
                                                                                                                ------
    Class R Shares
      (30 million shares of $.001 par value Capital Stock authorized)
      ($4,508,619 / 375,605 shares of capital stock outstanding)............                                    $12.00
                                                                                                                ------
                                                                                                                ------

               See notes to financial statements.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Statement of Operations                         Year ended October 31, 1995

INVESTMENT INCOME:
    Income:
      Cash dividends........................................................                  $170,062
      Interest..............................................................                    18,863
                                                                                              --------
          Total Income......................................................                                $  188,925

    Expenses:
      Investment management fee--Note 2(a)..................................                    47,974
      Distribution fee (Investor shares)--Note 2(b).........................                     1,608
      Directors' fees and expenses--Note 2(c)...............................                       938
                                                                                              --------
          Total Expenses....................................................                                    50,520
                                                                                                            ----------
          INVESTMENT INCOME--NET............................................                                   138,405

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 3):
    Net realized gain on investments........................................                  $ 72,706
    Net unrealized appreciation on investments..............................                   948,493
                                                                                              --------
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................                                 1,021,199
                                                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                $1,159,604
                                                                                                            ----------
                                                                                                            ----------

               See notes to financial statements.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                            Year Ended October 31,
                                                                                         ----------------------------
                                                                                           1995               1994(1)
                                                                                         ----------        ----------
OPERATIONS:
    Investment income--net...............................................                $  138,405        $   23,451
    Net realized gain (loss) on investments..............................                    72,706            (9,599)
    Net unrealized appreciation (depreciation) on investments for the year                  948,493           (36,872)
                                                                                         ----------        ----------
      Net Increase (Decrease) In Net Assets Resulting From Operations....                 1,159,604           (23,020)
                                                                                         ----------        ----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor shares....................................................                   (10,411)             --
      Class R shares.....................................................                  (115,886)             --
                                                                                         ----------        ----------
        Total Dividends..................................................                  (126,297)             --
                                                                                         ----------        ----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Investor shares....................................................                 1,710,225             1,300
      Class R shares.....................................................                   690,542         5,027,800
    Dividends reinvested:
      Investor shares....................................................                     9,143              --
      Class R shares.....................................................                    26,865              --
    Cost of shares redeemed:
      Investor shares....................................................                  (150,971)             (299)
      Class R shares.....................................................                (2,101,842)             (100)
                                                                                         ----------        ----------
        Increase In Net Assets From Capital Stock Transactions...........                   183,962         5,028,701
                                                                                         ----------        ----------
          Total Increase In Net Assets...................................                 1,217,269         5,005,681

NET ASSETS:
    Beginning of year....................................................                 5,005,681              --
                                                                                         ----------        ----------
    End of year (including undistributed investment income--net
      of $35,559 in 1995 and $23,451 in 1994]............................                $6,222,950        $5,005,681
                                                                                         ----------        ----------
                                                                                         ----------        ----------


                                                                                     Shares
                                                       -------------------------------------------------------------
                                                            Investor Class                          Class R
                                                       ---------------------------        ---------------------------
                                                         Year Ended October 31,             Year Ended October 31,
                                                       ---------------------------        ---------------------------
                                                         1995              1994(1)          1995            1994(1)(2)
                                                       --------            ------         ---------         ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................                155,201               132            61,234           502,825
    Shares issued for dividends reinvested                  832               --              2,697              --
    Shares redeemed.....................                (13,293)              (30)         (191,141)              (10)
                                                       --------            ------         ---------          --------
      Net Increase (Decrease) In Shares
        Outstanding.....................                142,740               102          (127,210)          502,815
                                                       --------            ------         ---------          --------
                                                       --------            ------         ---------          --------

-----------
(1) The Fund commenced operations on September 2, 1994.
(2) Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.

               See notes to financial statements.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Financial Highlights

Reference is made to pages 4 and 5 of the Fund's Prospectus dated March 1, 1996.


                     See notes to financial statements.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Equity Income Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    On November 15, 1995, the Fund changed its name to the Dreyfus Disciplined Equity Income Fund.

    The Fund is currently authorized to issue two classes of shares:
Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    On November 2, 1995, the Board of Directors declared dividends from net investment income for the Investor shares and Class R shares in the amount of $0.0622 per share and $0.0697 per share, respectively, payable on November 3, 1995 to shareholders of record on November 2, 1995.

    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $1,608.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $2,002,934 and $1,939,020, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $911,621, consisting of $993,139 gross unrealized appreciation and $81,518 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Equity Income Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Equity Income Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                     KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995






                            DREYFUS EUROPEAN FUND
                     INVESTOR SHARES AND CLASS R SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                MARCH 1, 1996


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus European Fund (formerly the Laurel European Fund) (the "Fund"), dated March 1, 1996, as it may be revised from time to time. The Fund is a separate diversified portfolio of The Dreyfus/Laurel Funds, Inc. (formerly The Laurel Funds, Inc.), an open-end management investment company (the "Company"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

           Call Toll Free 1-800-645-6561
           In New York City -- Call 1-718-895-1206
           On Long Island -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS
                                                               Page
Investment Objective and Management Policies. . . . . . . . . B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . B-16
Management Arrangements . . . . . . . . . . . . . . . . . . . B-22
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . B-24
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . B-25
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . B-26
Shareholder Services. . . . . . . . . . . . . . . . . . . . . B-27
Determination of Net Asset Value. . . . . . . . . . . . . . . B-30
Dividends, Other Distributions and Taxes. . . . . . . . . . . B-31
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . B-35
Performance Information . . . . . . . . . . . . . . . . . . . B-38
Information About the Fund. . . . . . . . . . . . . . . . . . B-39
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors . . . . . . . . . . B-39
Financial Statements. . . . . . . . . . . . . . . . . . . . . B-40


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

     The Fund is the successor, through an acquisition of assets and assumption of liabilities, to the Capstone European Fund ("Capstone European") of the Capstone International Series Trust, a Massachusetts business trust organized on May 9, 1986. The transfer of assets and liabilities of Capstone European to the Fund occurred on November 1, 1993. In exchange for the asset transfer, Capstone European received shares of the Fund which Capstone European distributed to its shareholders. Each Capstone European shareholder received a number of Fund shares equal to the number of such shareholder's shares in Capstone European on the date of the exchange. The Capstone European shares were canceled and Capstone European ceased operations. The Prospectus and this SAI include certain information with respect to Capstone European.

Portfolio Securities

     Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years and
(c) U.S. Treasury bonds generally have maturities of greater than ten years.

     In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

     Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Company's Board of Directors, Dreyfus or the Fund's sub-adviser, S.A.M. Finance, S.A. ("CCF S.A.M."), may determine that
Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate of the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Company's Board of Directors. No more than 5% of the Fund's net assets will be invested in repurchase agreements at any one time.

     When-Issued Securities. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Management Policies

     The Fund engages, except as noted, in the following practices in furtherance of its investment objective.

     Loans of Fund Securities. The Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, Dreyfus or CCF S.A.M. considers all relevant factors and circumstances including the creditworthiness of the borrower.

     Derivative Instruments. As discussed in the Prospectus, the Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to adjust its risk exposure relative to the Benchmark, or to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, CCF S.A.M. and Dreyfus expect to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as CCF S.A.M. or Dreyfus develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. CCF S.A.M. and Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

     Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon the ability of CCF S.A.M. or Dreyfus to predict movements of the overall securities, currency and other markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because CCF S.A.M. projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.
These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures, options, currencies or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

     Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

     The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and
(iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the option's strike price). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The Fund may write only covered call options on securities. A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If the Fund has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     Foreign Currency Strategies - Special Considerations. The Fund may use Derivative Instruments on foreign currencies to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the values of which CCF S.A.M. or Dreyfus believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Contracts. A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. The Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

     Forward contracts may serve as long hedges -- for example, the Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges -- for example, the Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. CCF S.A.M. may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which CCF S.A.M. believes will bear a positive correlation to the value of the currency being hedged.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into a principal basis, no fees or commissions are involved. When the Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Swaps, Caps, Collars and Floors. Swap agreements, including interest rate, equity index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     The Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

     The Fund will enter into swaps, caps, collars and floors only with banks and recognized securities dealers believed by CCF S.A.M. or Dreyfus to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

     The Fund understands that it is the position of the staff of the SEC that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.

Investment Restrictions

     The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. ln addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).

     2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation, debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

     The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

     2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     3.    The Fund shall not purchase oil, gas or mineral leases.

     4. The Fund will not purchase or retain the securities of any issuer if the officers or Directors of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

     5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     6. The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments and (b) this limitation shall not apply to the Fund's transactions in futures contracts and related options.

     11. The Fund will not invest more than 25% of the market value of its total assets in securities issued or guaranteed by a single Western
European government or its agencies or instrumentalities.

As an operating policy, the Fund will not invest more than 25% of the value of its total assets, at the time of such purchase in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Company's Board of Directors may change this policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board.


                           MANAGEMENT OF THE FUND

                           PRINCIPAL SHAREHOLDERS


     The following shareholder(s) owned 5% or more of the outstanding Class R shares of the Fund at January 31, 1996: Vernet Gestion, 103 Avenue des Champs Elysees, Paris, France 75008, 20% record; Mutavie, 115-117 Avenue des Champs Elysees, Paris, France 75008, 19% recored; Europe Index Plus, c/o CCF Sam, 115-117 Avenue des Champs Elysees, Paris, France 75008, 10% record; Selection Europe c/o CCF Sam, 115-117 Avenue des Champs, Elysees, Paris, France 75008, 10% recored; Selection Diversifee, 115-117 Avenue des Champs Elysees, Paris, France, 10% recored; Selection Mondiale, 115-117 Avenue des Champs Elysees, 10% record; Elysees Ecrins, 115-117 Avenue des Champs Elysee, Paris, France 75018, 9% record. The following shareholder(s) owned 5% or more of the outstanding Investor shares of the Fund at January 31, 1996: Jeffrey Heinz, 42 Blueberry Circle, Ellinton, CT, 06029-2503, 2% record.




                      FEDERAL LAW AFFECTING MELLON BANK

     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that these activities are consistent with its statutory and regulatory obligations.

     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Directors would seek an alternative provider(s) of such services.


                           DIRECTORS AND OFFICERS

     The Company has a Board composed of twelve Directors which supervises the Company's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk(*). Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds") and Mr. DiMartino serves as a Board member of 93 other funds in the Dreyfus Family of Funds.

o + RUTH MARIE ADAMS. Director of the Company; Professor of English and Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution.
     Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

o + FRANCIS P. BRENNAN. Chairman of the Board of Directors and Assistant Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company.
     Age: 78 years old. Address: Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.

o * JOSEPH S. DiMARTINO. Director of the Company since February 1995. Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company; a trustee of Bucknell University and a director of the Muscular Dystrophy Association, Health Plan Services Corporation, Belding Heminway, Inc., Curtis Industry, Inc. and Simmons Outdoor Corporation and Staffing Resources, Inc. Mr. DiMartino is also a Board member of 93 other funds in the Dreyfus Family of Funds. Age:
     52 years old.  Address:  200 Park Avenue, New York, New York 10166.

o + JAMES M. FITZGIBBONS. Director of the Company; Chairman, Howes Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
     Address:  40 Norfolk Road, Brookline, Massachusetts 02167.

o * J. TOMLINSON FORT. Director of the Company; Partner, Reed, Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o + ARTHUR L. GOESCHEL. Director of the Company; Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993. Since May 1991, Mr. Goeschel has served as Trustee of Sewickley Valley Hospital. Age: 73 years old. Address:
     Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.

o + KENNETH A. HIMMEL. Director of the Company; Director, The Boston Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc; and Managing Partner, Franklin Federal Partners.
     Age: 49 years old. Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

o * ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  Age:
     76 years old.  Address:  1817 Foxcroft Lane, Allison Park,
     Pennsylvania 15101.

o + STEPHEN J. LOCKWOOD. Director of the Company; President and CEO, LDG Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o + ROBERT D. McBRIDE. Director of the Company; Director and Chairman, McLouth Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.



o + JOHN J. SCIULLO. Director of the Company; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

o + ROSLYN M. WATSON. Director of the Company; Principal, Watson Ventures, Inc.; Director, American Express Centurion Bank, Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc., prior to February, 1993, Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the
     Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.



# MARIE E. CONNOLLY.  President and Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Company (March 1994 to September 1994); President, Funds Distributor, Inc. (since
     1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old.
     Address: One Exchange Place, Boston, Massachusetts  02109.

# FREDERICK C. DEY.  Vice President of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: Premier Mutual Fund Services, Inc., One Exchange Place, Boston, Massachusetts 02109.

# ERIC B. FISCHMAN.  Vice President and Assistant Secretary (since January
     1996) of the Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds; Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (since August
     1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, New York 10166.

RICHARD W. HEALEY.  Vice President of the Company, The Dreyfus/Laurel Funds
     Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since March
     1994); Senior Vice President, Funds Distributor, Inc. (since March
     1993); Vice President, The Boston Company, Inc. (March 1993 to May
     1993);  Vice President of Marketing, Calvert Group (1989 to March
     1993). Age: 41 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# MARGARET PARDO.  Assistant Secretary of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.



# JOHN E. PELLETIER.  Vice President and Secretary of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# JOHN J. PYBURN.  Assistant Treasurer of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.


JOSEPH F. TOWER, III.  Assistant Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus.
     From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 200 Park Avenue, New York, New York 10166.


     ________________________________
*    "Interested person" of the Company as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.

     The officers and Directors of the Company as a group owned beneficially less than 1% of the Fund's total shares outstanding as of January 31, 1996.

     No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940
Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburses each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), for travel and out-of-pocket expenses.


     For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by each current Director from the Company and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:


                                                                        Total
                                          Pension or                    Compensation
                                          Retirement                    From the
                                          Benefits        Estimated     Company
                           Aggregate      Accrued as      Annual        and Fund
                           Compensation   Part of         Benefits      Complex Paid
                           From the       the Company's   Upon          to Board
Name of Board Member       Company #      Expenses        Retirement    Member
--------------------       ------------   -------------   ----------    ------------

Ruth M. Adams              $27,800        None            None          $ 34,500

Francis P. Brennan*        86,683         None            None           110,500

Joseph S. DiMartino**      None           None            None          $448,618***

James M. Fitzgibbons       27,795         None            None            34,500

J. Tomlinson Fort**        None           None            None            None

Arthur L. Goeschel         27,604         None            None            35,500

Kenneth A. Himmel          26,381         None            None            32,750

Arch S. Jeffery**          None           None            None            None

Stephen J. Lockwood        26,387         None            None            32,750

Robert D. McBride          27,800         None            None            35,500

John J. Sciullo            27,800         None            None            34,500

Roslyn M. Watson           27,795         None            None            34,550

#    Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,342 for the
Company.
*    Compensation of Francis Brennan includes $75,000 paid by the Dreyfus/Laurel Funds to be Chairman of the Board.
**   Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Company and the funds in the Dreyfus/Laurel
Funds.  For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Company were $17,563, $28,604 and $27,800, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds
(including the Company) were $23,500, $35,500 and $35,500, respectively.  In addition,
Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $3,186 for expenses attributable to the Company's Board meetings ($3,186 is not included in the $12,342 above).
***  Estimated amounts for the fiscal year ending October 31, 1995.


                           MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

     The Management Agreement will continue from year to year provided that a majority of the Directors who are not interested persons of the Company and either a majority of all Directors or a majority of the shareholders of the Fund approve its continuance. The Company may terminate the Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities. Dreyfus may terminate the Management Agreement upon sixty (60) days written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.

     The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling directors.

      CCF S.A.M., 115 Avenue des Champs-Elysees, Paris, France 75008, serves as investment sub-adviser for the Fund pursuant to a Sub-Advisory Agreement among the Company, CCF S.A.M. and Mellon Bank dated August 31, 1993 ("Sub-Advisory Agreement"). CCF S.A.M. is a wholly-owned subsidiary of Credit Commercial de France ("CCF"), a French bank. Mellon Bank transferred its interest in the Sub-Advisory Agreement to Dreyfus on October 17, 1994. Under the Management and Sub-Advisory Agreements, CCF S.A.M. directs the investments of substantially all of the Fund's assets in accordance with the Fund's investment objective, policies and limitations. Dreyfus has overall responsibility for general management of the Fund, and for compliance with applicable law and the Fund's investment objective, policies and limitations. Dreyfus also directs investments of all assets not assigned to CCF S.A.M. For these services, the Fund pays a fee to Dreyfus, and Dreyfus pays a portion thereof to CCF S.A.M., at the rates stated in the Prospectus.

     The Sub-Advisory Agreement will continue from year to year provided that a majority of the Directors who are not interested persons of the Company or Dreyfus and either a majority of all Directors or a majority of the shareholders of the Fund approve its continuance. The Company may terminate the Sub-Advisory Agreement, without prior notice to Dreyfus or CCF S.A.M., upon the vote of a majority of the Directors who are not interested persons of the Company, or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Dreyfus or CCF S.A.M. Dreyfus or CCF S.A.M. may terminate the Sub-Advisory Agreement upon 60 days notice to the other parties.

     CCF International Finance Corp. ("CCIF"), a wholly-owned subsidiary of CCF, was the adviser to Capstone European prior to November 1, 1993, and received an investment advisory fee equal to an annual rate of .65% of Capstone European's average annual net assets. CCIF agreed to waive a portion of its fees, thereby reducing the amount payable to CCIF to an annual rate of .50% of Capstone European's average net assets.

     For the last three fiscal years, the Fund has had the following expenses:

                                    For the Fiscal Year Ended October 31,
                                    1995      1994      1993

Management fee (gross of waiver)    $185,344  $147,137  $77,215
Expense Reimbursement from             --     $ 28,625    --
   investment manager
Management fees waived                 --       --       $17,819

     For the fiscal year ended October 31, 1995, management fees in the amount of $185,344 were paid by the Fund to Dreyfus. For the fiscal year ended October 31, 1994, management fees in the amount of $118,512 were paid by the Fund to Dreyfus and/or Mellon. For the fiscal year ended October 31, 1993, except for a portion of the management fee in the amount of $17,819, which was waived, the management fee was paid by Capstone European to CCIF.

     Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02109 ("Boston Safe") serves as custodian for the Fund pursuant to a Custodian Agreement with the Fund, dated November 1, 1993. Prior to effectiveness of the Management Agreement for its services as custodian to the Fund, Boston Safe was paid an annual fee of $20,000, a per security holding charge of $5.00 per month, a monthly global safekeeping charge based on asset level and country invested in, and an additional charge of $20.00 for each third party transaction. For its services as fund accountant, Boston Safe was paid an annual fee of $20,000 and an annual asset-based fee of .12% of the first $10 million of the Fund's average daily net assets, .10% on the next $10 million of average daily net assets and .08% on average daily net assets over $20 million. In addition, Boston Safe is reimbursed for out-of-pocket expenses that include wire fees, telephone expenses, postage fees and courier services.


PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange (the "NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative NAV of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.


                              DISTRIBUTION PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan."

     Investor shares are subject to fees for distribution and shareholder services.

     Distribution Plan--Investor Shares. The Securities and Exchange Commission ("SEC") has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. With respect to the Investor shares of the Fund, the Company has adopted a Distribution Plan ("Plan"), and may enter into Agreements with Agents pursuant to its Plan.

     Under the Plan, the Fund may spend annually up to 0.25% of its average daily net assets attributable to Investor shares for costs and expenses incurred in connection with the distribution of, and shareholder services with respect to, the Fund's Investor shares.

     The Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without approval of the Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable, as to the Fund's Investor shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the outstanding Investor shares of the Fund.

     For the fiscal year ended October 31, 1995, the Fund paid the Distributor $786 pursuant to the Plan.

     Until October 31, 1993, Capstone Asset Management Company served as Capstone European's administrator and received a fee, computed daily and payable monthly, at an annual rate of .35% of the Capstone European's average net assets. Capstone Asset Management Company had agreed to limit its fees to a .25% annual rate. For the fiscal year ended October 31, 1993, Capstone Asset Management Company received $65,577 in administration fees from Capstone European.

     From November 1, 1993 through September 23, 1994, Frank Russell Investment Management Company acted as the Fund's Administrator and, prior to April 4, 1994, was paid $1,270 by the Fund in administration fees.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                              Transfer Agent's
           Transmittal Code                   Answer Back Sign

               144295                         144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employment Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service and/or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be reestablished by completing the appropriate application available from the distributor. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Family of Funds of which the investor is a shareholder.

Shares of the same Class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge and the applicable ("CDSC") if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

     New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

     The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions)("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements.

     Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations.

However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign or U.S. possessions' income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, as treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possession sources as his or her own income from those sources and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. No deductions for foreign taxes may be claimed by a shareholder who does not itemize deductions. Generally, a credit for foreign taxes may not exceed the shareholder's federal income tax attributable to his total foreign source taxable income. The Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and paid to, foreign countries and U.S. possessions if it makes this election.

     The Fund may invest in the stock of foreign corporations that are classified as "passive foreign investment companies" ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is passive income. An "excess distribution" received with respect to a PFIC's stock and gain from the disposition of such stock will be treated as having been realized ratably over the entire period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on that portion, if any, of the excess distribution and gain that is allocated to the portion of that holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in those prior taxable years), even if the Fund distributes the corresponding income to its shareholders. All excess distributions and such gains are taxable as ordinary income.

     The Fund may elect alternative tax treatment with respect to any PFIC stock it holds. Under the election, the Fund generally would be required to include in its gross income each year its share of the PFIC earnings and capital gains of a PFIC for the year regardless of whether any distributions are received from the PFIC, and the special rules in the preceding paragraph would not apply; the amount so included in the Fund's income would have to be distributed to the Fund's shareholders to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Pursuant to proposed regulations, open-end RICs such as the Fund would be entitled to elect to "mark to market" their stock in certain PFICs. "Marking to Market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of the PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect.)

     In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

     Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     Gains and losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of a debt security denominated in a foreign currency, or of an option or forward contract on a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security, option, or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and certain foreign currency denominated securities (including debt instrument, and certain financial forward, futures and options contracts and preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, and transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized to ordinary income. If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as mixed straddles if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) or providing for deferred interest or for payment of interest in the form of additional obligations (for example, "pay-in-kind" or "PIK" securities) could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund would be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and to avoid the 4% excise tax referred to in the Fund's Prospectus under "Dividends, Other Distributions and Taxes." In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Foreign Shareholders - Income Not Effectively Connected. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).

     Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of net long-term capital gain over net short-term capital loss) generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

     Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.


                           PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus or CCF S.A.M. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus or CCF S.A.M. uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus or CCF S.A.M. also places transactions for other accounts that it provides with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus or CCF S.A.M. will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or CCF S.A.M. or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to Dreyfus or CCF S.A.M. in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus or CCF S.A.M. may be useful to that organization in carrying out its obligations to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

     The Company's Board of Directors periodically reviews Dreyfus' or CCF S.A.M.'s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Although Dreyfus and CCF S.A.M. manage other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus and CCF S.A.M. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus or CCF S.A.M. to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus or CCF S.A.M. as investment manager or sub-investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


     Brokerage commissions paid by the Fund on portfolio transactions during the fiscal year ended October 31, 1995 totaled $22,304, which represented .20% of the Fund's total assets.



     Brokerage commissions paid by the Fund on portfolio transactions during the fiscal year ended October 31, 1994 totaled $21,305, which represented 0.20% of the Fund's total assets. Of that total, payments were made to the following:

                          % of Total     % of Total
                          Brokerage      Transactions Involving
Broker          Payments  Commissions    Payment of Commission

CCF             $100      0.5%           0.5%

     Brokerage commissions paid by Capstone European on portfolio transactions during the fiscal year ended October 31, 1993 totaled $65,168, which represented 0.62% of Capstone European's total assets. Of that total, payments were made to the following affiliates of CCIF.

                          % of Total     % of Total
                          Brokerage      Transactions Involving
Broker          Payments  Commissions    Payment of Commission
CCF-Frankfurt   $12,606   19.34%         14.95%
CCF-Geneva      $ 3,918    6.01%          6.31%
Elysees Bourse  $10,040   15.41%         14.68%

     The percentage of Capstone European's aggregate dollar amount of transactions involving the payment of commissions effected through affiliates for the fiscal year ended October 31, 1993 was 35.9%. During the fiscal year ended October 31, 1993, Capstone European also executed trades in the amount of $107,436, in which a "mark-up" (the dealers' profit) was included in the price of the securities, which trades are excluded when calculating average commission rates.

     Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. The portfolio turnover rates for the Fund for the last two fiscal years were:

                     Fiscal Year Ended October 31,

                          1995           1994
                          41.66%         46%


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Average annual total return (expressed as a percentage) for Investor shares of the Fund for each of the periods noted was:

                          Annualized Total Return for the
     European Fund        periods ended October 31, 1995

                          1 Year    Inception
                          7.16%     8.64%
                                    (4/14/94)

     Average annual total return (expressed as a percentage) for Class R shares of the Fund for each of the periods noted was:

                               Annualized Total Return for the
                               Periods Ended October 31, 1995

                     1 Year    5 Years   10 Years  Inception

European Fund        7.29%     6.94%      --       5.33%
                                                   (1/5/87)

Inception date appears in parentheses following the annual total return since inception.

     Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Morgan Stanley European Index; (ii) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds or overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (v) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.


     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.




                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     The Fund will send annual and semi-annual financial statements to all its shareholders.


         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                          AND INDEPENDENT AUDITORS

     Boston Safe Deposit and Trust Company ("Boston Safe"), an affiliate of Dreyfus, One Boston Place, Boston, Massachusetts 02108, is the Fund's custodian. Dreyfus Transfer, Inc., a wholly--owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Boston Safe, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W. Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional
Information.

     KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219, was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return and the Pennsylvania excise tax return filed on behalf of the Fund. Tait, Weller & Baker served as the Fund's independent auditors for the year ended October 31, 1993.


                            FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended October 31, 1995, including notes to the financial statements and supplementary information and the Independent Auditors' Report are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements from the Annual Report are incorporated herein by reference.

Dreyfus European Fund      October 31, 1995
----------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS EUROPEAN FUND CLASS R SHARES AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX





                Dreyfus European Fund   Morgan Stanley Capital International
Period           (Class R Shares)               Europe 14 Index *
--------        ---------------------   ------------------------------------
1/5/87               $10,000                        $10,000
10/31/87               8,950                         10,247
10/31/88               9,441                         11,795
10/31/89               9,523                         13,195
10/31/90              11,307                         14,902
10/31/91              11,886                         15,937
10/31/92              11,906                         15,638
10/31/93              13,915                         19,652
10/31/94              14,746                         21,861
10/31/95              15,821                         24,749

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
------------------------------------------------------------------------------

    Investor Class Shares                    Class R Shares
--------------------------------     -------------------------------
    Period ended 10/31/95                 Period ended 10/31/95
--------------------------------     -------------------------------

1 Year                     7.16%     1 Year                   7.29%
From Inception (4/14/94)   8.64      5 Years                  6.94
                                     From Inception (1/5/87)  5.33

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Dreyfus European Fund on 1/5/87 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe Index on that date. For comparative purposes, the value of the Index on 12/31/86 is used as the beginning value on 1/5/87. All dividends and capital gain distributions are reinvested. Performance for Investor Class shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

The Fund seeks to outperform the Morgan Stanley Capital International Europe Index in the medium to long term by allocating the Fund's assets among the Western European countries and industry sectors represented in the Index.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index of equity performance in Western Europe and encompasses securities of all major industry sectors in 14 countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus European Fund
---------------------------------------------------------------------------
Statement of Investments                                    October 31, 1995


Common Stocks--96.6%                                                              Shares          Value
                                                                               ------------  --------------
                     Belgium--1.3%     Generale de Banque....................       210      $       67,873
                                       Glaverbal NPV VVPR....................        13               1,475
                                       Glaverbal Strip NPV VVPR..............        13                   2
                                       Petrofina.............................        80              24,807
                                       Solvay, Class A, NPV..................        50              25,207
                                       Tractabel.............................        80              29,282
                                                                                                -----------
                                                                                                    148,646
                                                                                                -----------

                     Denmark--3.4%     Carlsberg, Class B....................     2,200             113,988
                                       International Service Systems AS,
                                         Class B.............................     1,700              34,859
                                       Novo Nordisk AS, Class B..............       400              50,897
                                       Sophus Berenden, Class B                   1,230             134,890
                                       Superfos AS...........................       500              44,398
                                                                                                -----------
                                                                                                    379,032
                                                                                                -----------


                  Finland--1.5%        Kansallis-Osake-Pankki................    15,000              12,021
                                       Outokumpu, Class A....................     3,200              50,914
                                       Pohjola, Class B, Free................     3,800              55,533
                                       Repola................................     1,100              21,313
                                       Stockmann AB, Class B, Free...........       600              30,831
                                                                                                -----------
                                                                                                    170,612
                                                                                                -----------

                  France--17.2%        AXA...................................     2,035             113,201
                                       Air Liquide (L')......................        45               7,558
                                       Cap Gemini Sogeti.....................     4,500             124,424
                                       Carrefour.............................       120              70,587
                                       Cerus (Cie Europenne Reunis)..........       700               9,133
                                       Cie Generale Des Eaux.................     1,162             108,168
                                       Clarins...............................     1,500             140,246
                                       Clarins (Rights)......................     1,500  (a)         20,092
                                       Club Mediterranee.....................     1,600             125,673
                                       Club Mediterranee (Rights)............     1,600  (a)          1,580
                                       Compagnie de St. Gobain...............     1,050             125,376
                                       Compagnie Financiere De Paribas S.A..      1,140              62,808
                                       Compagnie Financiere de Suez.........        375              14,178
                                       DMC (Dollfus-Mieg & Cie).............        500              21,393
                                       Damart...............................         15              13,333
                                       Danone (EX BSN)......................        660             105,573
                                       Dassault Electronique................      1,500              54,685
                                       Esso Francaise.......................        200              21,956
                                       Eurafrance...........................         50              16,743
                                       Finextel.............................      1,000              12,739
                                       Fromageries Bel......................         30              28,025
                                       GTM-Entrepose........................      1,477              95,895
                                       Groupe Andre.........................        300              23,871
                                       LVMH Moet Hennessey..................        539             107,414
                                       Lyonnaise des Eaux Dumez.............        763              74,542
                                       Salomon..............................         60              34,679
                                       Sat sa de Telecom....................        200              74,019



Dreyfus European Fund
---------------------------------------------------------------------------
Statement of Investments (continued)                   October 31, 1995



Common Stocks (continued)                                                        Shares          Value
----------------------------------------------------------------              ------------    -------------
                 France (continued)    Skis Rossignol.......................         36        $      9,615
                                       Societe Generale.....................        962             110,140
                                       Societe National Elf Aquitaine.......      2,927             199,630
                                                                                                -----------
                                                                                                  1,927,276
                                                                                                -----------
                    Germany--12.6%     Agiv AG..............................      1,300              27,330
                                       Allianz Holdings AG..................        160             296,023
                                       Bayer AG.............................         30               7,977
                                       Bayerische Motoren Werke AG..........        218             116,896
                                       Commerzbank AG.......................        300              69,418
                                       Daimler Benz Group AG................         70              33,732
                                       Deutsche Bank AG.....................      1,250              56,525
                                       Didier-Werke AG......................        150              11,836
                                       Dresdner Bank........................        450              12,017
                                       Gerresheimer Glas AG.................        460              84,290
                                       Heidelberg (Portland-Zementwerke)....        110              68,750
                                       Linde AG.............................        200             122,869
                                       M.A.N. AG............................        100              28,977
                                       Preussag AG..........................        250              71,023
                                       Schering Group AG....................      1,000              69,744
                                       Siemens AG...........................        380             199,176
                                       Strabag Bau AG.......................         50               8,345
                                       VEBA AG..............................      3,100             127,237
                                                                                                -----------
                                                                                                  1,412,165
                                                                                                -----------
                    Ireland--3.2%      Allied Irish Banks...................     12,000              60,725
                                       Bank of Ireland PLC..................     17,100             113,619
                                       Clondalkin...........................     13,000              73,009
                                       Kerry Group PLC......................      7,680              59,777
                                       Waterford Glass (Units)..............     25,000              22,741
                                       Woodchester Investment (Units).......     10,000              25,984
                                                                                                -----------
                                                                                                    355,855
                                                                                                -----------

                       Italy--5.4%     Assicurazioni Generali SPA...........      4,361             101,830
                                       Banco Ambrosiano Veneto..............     22,000              57,385
                                       Banca Commerciale Italiana...........     15,600              30,445
                                       Banco Commerciale Italiana SPA
                                         (Warrants).........................      2,600 (a)             261
                                       Benetton.............................      3,400              35,250
                                       Cementir SPA.........................      8,000               6,673
                                       Cir-Compagnie Industriale............      4,000               2,522
                                       Credito Italiano SPA.................      7,000               7,968
                                       Fiat SPA.............................     10,500              34,252
                                       Fidis................................      8,000              14,582
                                       Franco Tosi SPA......................      2,000              17,033
                                       Italgas..............................     10,100              26,916
                                       Magneti Marelli......................      9,500              18,212
                                       Olivetti Group SPA...................     10,000               7,480
                                       Pirelli SPA..........................     22,000              28,485


Dreyfus European Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1995


Common Stocks (continued)                                                        Shares          Value
                                                                              ------------    -------------
                Italy (continued)      Premafin Financeria...................     9,000        $      3,847
                                       RAS...................................     1,120              11,263
                                       RAS (Warrants)........................       160                 553
                                       SME (Meridionale Finanziaria).........     1,212               2,670
                                       Sirti SPA.............................     1,700              10,375
                                       Snia BPD..............................    28,000              27,402
                                       Telecom Italia Mobile.................    46,460              78,115
                                       Telecom Italia Mobile di Risp.........     6,000               6,675
                                       Telecom Italia SPA....................    46,460              70,668
                                       Telecom Italia SPA di Risp............     6,000               7,090
                                                                                                -----------
                                                                                                    607,952
                                                                                                -----------

              Netherlands--5.1%        ABN Amro Holdings.....................     1,234              51,814
                                       Akzo Nobel N.V........................       300              34,142
                                       Elsevier N.V..........................     2,500              32,299
                                       Internationale Nederlanden Groep......       717              42,729
                                       Koninklijke Ahold N.V.................       824              31,207
                                       Koninklijke PTT NED...................     1,400              49,208
                                       Nutricia Verenigde Bedrijven..........       500              38,790
                                       Philips Electronics N.V...............     1,200              46,359
                                       Royal Dutch Petroleum.................     1,700             210,912
                                       Van Ommerren..........................       350              10,440
                                       Wolters Kluwer CVA....................       200              18,189
                                                                                                -----------
                                                                                                    566,089
                                                                                                -----------

                      Norway--6.8%     Dyno Industrier.......................     3,300              66,817
                                       Hafslund Nycomed, Class B.............     4,359             121,881
                                       Kvaerner, Class A.....................     1,100              46,312
                                       Norske Hydro AS.......................     3,800             151,438
                                       Orkla AS..............................     1,500              77,615
                                       Saga Petroleum........................    20,000             250,683
                                       Skogsindustries, Class A..............     1,700              49,309
                                                                                                -----------
                                                                                                    764,055
                                                                                                -----------

                      Spain--7.1%      Argentaria............................     1,600              56,525
                                       Autopista Cesa........................     1,230              11,493
                                       Banco Bilbao Vizcaya..................     1,494              45,677
                                       Centros Commersiales Pryca............       500              10,656
                                       Empresa Nacional de Elec (Endesa).....     2,800             139,312
                                       Fomento de Construcciones y Contratas SA     100               7,066
                                       Gas Natural S.D.G. SA.................       600              82,328
                                       Iberdrola S.A.........................     6,500              49,016
                                       Portland Valderrivas SA...............       200              13,131
                                       Prosegur Compania Securi SA...........       500              12,254
                                       Repsol SA.............................     4,000             119,508
                                       Telefonica de Espana..................    11,300             142,639
                                       Zardoya-Otis..........................     1,100             107,475
                                                                                                -----------
                                                                                                    797,080
                                                                                                -----------

Dreyfus European Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995


Common Stocks (continued)                                                        Shares          Value
                                                                              ------------    -------------
                 Switzerland--6.5%     Ciba-Geigy AG.........................        70       $      60,414
                                       Credit Suisse Holding.................       700              71,510
                                       Nestle SA.............................       100             104,799
                                       Roche Holdings AG.....................         5              63,959
                                       SMH AG Nuenberg.......................       200              26,860
                                       Sandoz AG.............................       225             185,667
                                       Schweiz-Ruckvericherundgs.............         8               8,736
                                       Schweizerischer Bankverein............       170              69,767
                                       Union Bank of Switzerland.............        60              64,993
                                       Zurich Verischerung...................       250              71,554
                                                                                                -----------
                                                                                                    728,259
                                                                                                -----------
          United Kingdom--26.5%        Argyll Group PLC.......................      401               2,040
                                       Associated British Foods PLC...........    9,000             100,164
                                       B.A.T. Industies PLC...................   12,156              99,808
                                       BBA Group..............................    6,000              25,533
                                       BTR PLC................................    7,498              39,856
                                       Barclays Bank PLC......................   13,745             161,454
                                       Beazer Homes PLC.......................    9,000              21,844
                                       Boots Company PLC......................   13,871             122,776
                                       British Gas PLC........................    5,000              19,063
                                       British Petroleum Company PLC..........   10,579              77,906
                                       British Telecommunications PLC.........   34,970             208,289
                                       CRH....................................   11,000              73,088
                                       General Electric PLC...................   18,393              91,367
                                       Glaxo Holdings PLC.....................   18,691             252,373
                                       Great Universal Stores PLC.............    7,820              70,578
                                       Guinness PLC...........................   15,600             125,124
                                       Hanson PLC.............................   48,981             150,133
                                       Hillsdown Holdings PLC.................    6,000              15,899
                                       Imperial Chemical Industries PLC.......    6,200              75,868
                                       Irish Life PLC.........................   28,327             104,415
                                       Laing (John) PLC.......................    4,000              14,238
                                       Lasmo PLC..............................   17,357              42,286
                                       Lloyds Bank PLC........................    6,234              76,777
                                       Meggitt................................   25,000              34,409
                                       Meyer International....................    5,000              27,685
                                       National Power PLC.....................    9,500              74,093
                                       Norcros................................    1,600               2,050
                                       Pearson PLC............................    5,918              58,842
                                       Pilkington PLC.........................   18,000              53,820
                                       Reuters PLC............................   12,400             115,347
                                       Royal Bank of Scotland Group PLC ......   19,344             156,836
                                       Sainsbury PLC..........................    5,919              39,656
                                       Sedgwick Group PLC.....................   11,000              18,446
                                       Signet Group...........................    7,000               1,440
                                       Simon Engineering......................   16,000              21,009
                                       Smithkline Beecham PLC.................      177               1,814
                                       Smurfit Group..........................   16,000              43,283
                                       Southern Water PLC.....................   17,000             183,014
                                       Thames Water PLC.......................    2,766              23,039


Dreyfus European Fund
-----------------------------------------------------------------------
Statement of Investments (continued)                   October 31, 1995


Common Stocks (continued)                                                         Shares          Value
                                                                              ------------    -------------
        United Kingdom (continued)     Thorn-EMI PLC..........................       35         $       816
                                       Vickers PLC............................    3,000              11,912
                                       Williams Holdings PLC..................    3,714              18,420
                                       Willis Corroon PLC.....................    8,000              15,947
                                       Wilson Holdings PLC....................    4,000               8,986
                                       Wimpey (George) PLC....................    8,000              12,909
                                       Zeneca Group PLC.......................    4,200              78,304
                                                                                                -----------
                                                                                                  2,972,956
                                                                                                -----------
                                       TOTAL COMMON STOCKS
                                         (cost $9,283,117)....................                  $10,829,977
                                                                                                -----------

Preferred Stock--.2%
-----------------------------------------------------------------------
                          Germany;    Krones AG
                                        (cost $27,304)........................       50         $    17,898
                                                                                                -----------


                                                                                Principal
Convertible Corporate Bond--.0%                                                  Amount
----------------------------------------------------------------------         ---------

                         France;      AXA, 4.50%, 1/1/1999
                                        (cost $7,640) .....................$     13,600         $     8,738
                                                                                                -----------

Short-Term Investments--2.9%
----------------------------------------------------------------------

                Commercial Paper;     Ford Motor Credit Co.
                                        5.90%, 11/1/1995
                                        (cost $322,000)  .................  $   322,000         $   322,000
                                                                                                -----------

TOTAL INVESTMENTS (cost $9,640,061).......................................         99.7%        $11,178,613

CASH AND RECEIVABLES (NET)................................................           .3%        $    35,350
                                                                                -------         -----------

NET ASSETS................................................................        100.0%        $11,213,963
                                                                                -------         -----------
                                                                                -------         -----------

Note to Statement of Investments;
(a) Non-income producing.



See notes to financial statements.

Dreyfus European Fund
----------------------------------------------------------------------
Statement of Assets and Liabilities                   October 31, 1995

ASSETS:
    Investments in securities, at value
        (cost $9,640,061)--see Statement of Investments.....................                       $11,178,613
    Cash and foreign currency (Cost $47,374)................................                            37,048
    Dividends and interest receivable.......................................                            32,375
                                                                                                  ------------

                                                                                                    11,248,036
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................   $    32,933
    Due to the Distributor-Note 2(c)........................................           133
    Net unrealized depreciation on forward currency
        exchange contracts..................................................           370
    Directors' fees payable-Note 2(d).......................................           637              34,073
                                                                                 ---------        ------------
NET ASSETS..................................................................                       $11,213,963
                                                                                                  ------------
                                                                                                  ------------
REPRESENTED BY:
    Paid-in capital.........................................................                        $8,955,730
    Accumulated undistributed investment income--net........................                           107,229
    Accumulated undistributed net realized gain on investments .............                           622,750
    Accumulated net unrealized appreciation on investments and foreign currency
        transactions-Note 3 ................................................                         1,528,254
                                                                                                  ------------

NET  ASSETS at value........................................................                       $11,213,963
                                                                                                  ------------
                                                                                                  ------------
NET ASSET VALUE offering and redemption price per share:
    Investor Shares
        (8 million shares of $.001 par value Capital Stock authorized)
        ($591,495 / 50,999 shares of capital stock outstanding).............                            $11.60
                                                                                                       -------
                                                                                                       -------
    Class R Shares
        (12 million shares of $.001 par value Capital Stock authorized)
        ($10,622,468 / 917,079 shares of capital stock outstanding).........                            $11.58
                                                                                                       -------
                                                                                                       -------
                      See notes to financial statements.


Dreyfus European Fund
--------------------------------------------------------------------------
Statement of Operations                      Year ended October 31, 1995


INVESTMENT INCOME:
    Income:
      Cash dividends (net of $47,170 foreign taxes withheld at source)......                                 $ 294,961

    Expenses:
      Investment management fee--Note 2(a,b)................................         $185,344
      Distribution fees (Investor Shares)--Note 2(c)........................              786
      Directors' fees and expenses--Note 2(d)...............................            1,575
                                                                                    ---------
          Total Expenses....................................................                                   187,705
                                                                                                            ----------
          INVESTMENT INCOME--NET............................................                                   107,256
                                                                                                            ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized gain on investments and foreign currency transactions......         $623,476
    Net realized (loss) on forward currency exchange contracts..............             (751)
                                                                                    ---------
      Net Realized Gain.....................................................                                   622,725
    Net unrealized appreciation on investments and foreign currency transactions                                33,050
                                                                                                            ----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                   655,775
                                                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                 $ 763,031
                                                                                                            ----------
                                                                                                            ----------
                   See notes to financial statements.


Dreyfus European Fund
------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                     Year Ended October 31,
                                                                                 ------------------------------
                                                                                      1995              1994
                                                                                 ------------------------------
OPERATIONS:
    Investment income--net...............................................        $   107,256        $   101,261
    Net realized gain on investments.....................................            622,725          1,315,398
    Net unrealized appreciation (depreciation) on investments for the year            33,050           (834,355)
                                                                                 -----------        -----------
        Net Increase In Net Assets Resulting From Operations.............            763,031            582,304
                                                                                 -----------        -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor shares....................................................            (86,136)             --
      Class R shares.....................................................               (373)           (95,131)
    Net realized gain on investments:
      Investor shares....................................................         (1,268,308)             --
      Class R shares.....................................................             (7,780)          (670,815)
                                                                                 -----------        -----------
        Total Dividends..................................................         (1,362,597)          (765,946)
                                                                                 -----------        -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Investor shares....................................................          9,095,386              73,438
      Class R shares.....................................................          3,495,761             811,065
    Dividends reinvested:
      Investor shares....................................................              7,800               --
      Class R shares.....................................................          1,326,541            752,008
    Cost of shares redeemed:
      Investor shares....................................................         (8,608,735)           (26,349)
      Class R shares.....................................................         (4,348,365)        (1,062,219)
                                                                                 -----------        -----------
        Increase In Net Assets From Capital Stock Transactions...........            968,388            547,943
                                                                                 -----------        -----------
          Total Increase In Net Assets...................................            368,822            364,301
NET ASSETS:
    Beginning of year....................................................         10,845,141         10,480,840
                                                                                 -----------        -----------
    End of year (including undistributed investment income--net of:
      $107,229 in 1995 and $86,482 in 1994)..............................        $11,213,963        $10,845,141
                                                                                 -----------        -----------
                                                                                 -----------        -----------

                                                                                 Shares
                                                      ----------------------------------------------------------------
                                                           Investor Shares                       Class R Shares
                                                      ------------------------------    ------------------------------
                                                         Year Ended October 31,            Year Ended October 31,
                                                      ------------------------------    ------------------------------
                                                        1995             1994*              1995              1994
                                                      ---------       -----------        ----------       -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................                835,473             6,054           301,352            65,212
    Shares issued for dividends reinvested                  762               --            129,926            60,719
    Shares redeemed.....................               (789,079)           (2,211)         (378,020)          (87,074)
                                                       --------            -------         --------           -------
      Net Increase In
  Shares Outstanding....................                 47,156             3,843            53,258            38,857
                                                       --------            -------         --------           -------
                                                       --------            -------         --------           -------

-------------------
* The Fund commenced selling Investor shares on April 14, 1994.

                   See notes to financial statements.

Dreyfus European Fund
--------------------------------------------------------------------------
Financial Highlights

Reference is made to pages 5 and 6 of the Fund's Prospectus dated March 1, 1996.

                  See notes to financial statements.

Dreyfus European Fund
-------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus European Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund is currently authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the offsetting rate.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (c) Foreign Currency Transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference

Dreyfus European Fund
-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (d) Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities. At October 31, 1995, the following summarizes open currency exchange contracts.

                                                            Foreign                      U.S. Dollar
                                                            Currency                        Value           Unrealized
Forward Currency Sale Contracts                              Amount      Proceeds          10/31/95       (Depreciation)
--------------------------------                           ---------     ---------       -----------      -------------
German Deutsche Marks, expiring 3/5/96........                14,514        $10,000         $10,370        $  (370)


    (e) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distributio n requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.75% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes,

Dreyfus European Fund
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Sub-Advisory Agreement: S.A.M. Finance, S.A. (the "Sub-Advisor"), a wholly-owned subsidiary of Credit Commercial de France, serves as the Fund's Sub-Advisor pursuant to a sub-advisory agreement among the Fund, the Sub-Advisor and the Manager. For its services, the Sub-Advisor is paid an annual fee of .25% of the value of the Fund's average daily net assets and is paid by the Manager out of its fee.

    (c) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $786.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (d) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the year ended October 31, 1995 amounted to $4,334,094 and $4,650,276, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments and forward foreign currency contracts was $1,538,182, consisting of $2,063,258 gross unrealized appreciation and $525,076 gross unrealized depreciation, excluding foreign currency transactions.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus European Fund
--------------------------------------------------------------------------
Independent Auditors Report
The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus European Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three year period ended October 31, 1993 were audited by other auditors whose report thereon, dated November 30, 1993 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus European Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two year period then ended, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995





               DREYFUS INSTITUTIONAL S&P 500 STOCK INDEX FUND
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                MARCH 1, 1996


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Institutional S&P 500 Stock Index Fund (formerly the Dreyfus S&P 500 Stock Index Fund) (the "Fund"), dated March 1, 1996, as it may be revised from time to time. The Fund is a separate diversified portfolio of The Dreyfus/Laurel Funds, Inc. (formerly, The Laurel Funds, Inc.), an open-end management investment company (the "Company"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS
                                                              Page

Investment Objective and Management Policies. . . . . . . .   B-2
Management of the Fund. . . . . . . . . . . . . . . . . . .   B-13
Management Arrangements . . . . . . . . . . . . . . . . . .   B-19
Purchase of Fund Shares . . . . . . . . . . . . . . . . . .   B-20
Redemption of Fund Shares . . . . . . . . . . . . . . . . .   B-21
Shareholder Services. . . . . . . . . . . . . . . . . . . .   B-23
Determination of Net Asset Value. . . . . . . . . . . . . .   B-25
Dividends, Other Distributions and Taxes. . . . . . . . . .   B-26
Portfolio Transactions. . . . . . . . . . . . . . . . . . .   B-30
Performance Information . . . . . . . . . . . . . . . . . .   B-31
Information About the Fund. . . . . . . . . . . . . . . . .   B-33
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors . . . . . . . . .   B-33
Financial Statements. . . . . . . . . . . . . . . . . . . .   B-33


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Portfolio Securities


     Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and
(c) U.S. Treasury bonds generally have maturities of greater than ten years.

     In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Company's Board of Directors.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

     When-Issued Securities. New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or exemption therefrom. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Company's Board of Directors, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

Management Policies

     The Fund engages, except as noted, in the following practices in furtherance of its investment objective.

     Loans of Fund Securities. The Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund considers all relevant factors and circumstances including the creditworthiness of the borrower.

     Derivative Instruments. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as index futures contracts), options (such as options on U.S. and foreign securities or indices of such securities). The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity securities. These Derivative Instruments may be used, for example, to preserve a return or spread or to facilitate or substitute for the sale or purchase of securities.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest.

     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

     Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.
These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures or options, or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

     Options on indices are similar to options on securities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

     The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and
(iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the option's strike price). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The Fund may write only covered call options on securities. A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If the Fund has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     The Fund will not enter into futures contracts to the extent that its outstanding obligations under these contracts would exceed 25% of the Fund's total assets.

Investment Restrictions

     The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. ln addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).

     2. Borrow money or issue senior securities as defined in the 1940 Act except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and
(b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund.

     The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

     2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     3.   The Fund shall not purchase oil, gas or mineral leases.

     4. The Fund will not purchase or retain the securities of any issuer if the officers or Directors of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

     5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     6. The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the Fund's transactions in futures contracts and related options.

     As an operating policy, the Fund will not invest more than 25% of the value of its total assets, at the time of such purchase in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Company's Board of Directors may change this policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board.


                           MANAGEMENT OF THE FUND

                           PRINCIPAL SHAREHOLDERS



     The following shareholder(s) owned 5% or more of the outstanding voting shares of the Fund at January 31, 1996: Mac & Co., c/o Mellon Bank, P.O. Box 3198, Pittsburgh, PA 15230-3198, 26% record; Mac & Co., 194-803,
P.O. Box 3198, Pittsburgh, PA 15230-3198, 25% record; Mac & Co., 853-922,
P.O. Box 3198, Pittsburgh, PA 15230-3198, 15% record; Mac & Co., 178-827,
P.O. Box 3198, Pittsburgh, PA 15230-3198, 7% record.




                      FEDERAL LAW AFFECTING MELLON BANK

     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.

     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Directors would seek an alternative provider(s) of such services.

                           DIRECTORS AND OFFICERS

     The Company has a Board composed of twelve Directors which supervises the Company's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the Investment Company Act of 1940, as amended (the "Act")) is indicated by an asterisk (*). Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds") and Mr. DiMartino serves as a Board member of 93 other funds in the Dreyfus Family of Funds.

o+ RUTH MARIE ADAMS.  Director of the Company; Professor of English and
     Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution.
     Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

o+ FRANCIS P. BRENNAN.  Chairman of the Board of Directors and Assistant
     Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address:
     Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.

o* JOSEPH S. DiMARTINO.  Director of the Company since February 1995.
     Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, Health- Plan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation, and Staffing Resources, Inc. Age: 52 years old.
     Address:  200 Park Avenue, New York, New York 10166.

o+ JAMES M. FITZGIBBONS.  Director of the Company; Chairman, Howes Leather
     Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
     Address:  40 Norfolk Road, Brookline, Massachusetts 02167.

o* J. TOMLINSON FORT.  Director of the Company; Partner, Reed, Smith, Shaw
     & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o+ ARTHUR L. GOESCHEL.  Director of the Company; Director, Chairman of the
     Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993. Age: 73 years old. Since May 1991, Mr. Goeschel has served as Trustee of Sewickley Valley Hospital.
     Address:  Way Hollow Road and Woodland Road, Sewickley, Pennsylvania
     15143.

o+ KENNETH A. HIMMEL.  Director of the Company; Former Director, The Boston
     Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. and Florida Hospitality Group; Managing Partner, Himmel/MKDG, Franklin Federal Partners, Reston Town Center Associates and Grill 23 & Bar. Age: 49 years old. Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

o* ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  Age:
     76 years old.  Address:  1817 Foxcroft Lane, Allison Park,
     Pennsylvania 15101.

o+ STEPHEN J. LOCKWOOD.  Director of the Company; President and CEO, LDG
     Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o+ ROBERT D. MCBRIDE.  Director of the Company; Director, Chairman and CEO,
     McLouth Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.


o+ JOHN J. SCIULLO. Director of the Company; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

o+ ROSLYN M. WATSON.  Director of the Company; Principal, Watson Ventures,
     Inc.; Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc.; prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the
     Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.


# MARIE E. CONNOLLY.  President and Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Company (March 1994 to September 1994); President, Funds Distributor, Inc. (since
     1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old.
     Address: One Exchange Place, Boston, Massachusetts  02109.

# FREDERICK C. DEY.  Vice President of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: Premier Mutual Fund Services, Inc., One Exchange Place, Boston, Massachusetts, 02109.

# ERIC B. FISCHMAN.  Vice President and Assistant Secretary (since January
     1996) of the Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (Since August 1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, New York 10166.

RICHARD W. HEALEY.  Vice President of the Company, The Dreyfus/Laurel Tax
     Free Municipal Funds Trust and The Dreyfus/Laurel Funds Trust (since March 1994); Senior Vice President, Funds Distributor, Inc. (since March 1993); Vice President, The Boston Company Inc., (March 1993 to May 1993); Vice President of Marketing, Calvert Group (1989 to March
     1993). Age: 41 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# MARGARET PARDO.  Assistant Secretary of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.



# JOHN E. PELLETIER.  Vice President and Secretary of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# JOHN J. PYBURN.  Assistant Treasurer of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.


JOSEPH F. TOWER, III.  Assistant Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus.
     From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 200 Park Avenue, New York, New York 10166.


_________________________________
*  "Interested person" of the Company, as defined in the 1940 Act.
o  Member of the Audit Committee.
+  Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.


     The officers and Directors of the Company as a group owned beneficially less than 1% of the Fund's total shares outstanding as of January 31, 1996.



     No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940
Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburses each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), for travel and out-of-pocket expenses.



     For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by each current Director from the Company and all other funds in the Dreyfus Family of Funds for which such person is a
Board member were as follows:
                                                                        Total
                                          Pension or                    Compensation
                                          Retirement                    From the
                                          Benefits        Estimated     Company
                           Aggregate      Accrued as      Annual        and Fund
                           Compensation   Part of         Benefits      Complex Paid
                           From the       the Company's   Upon          to Board
Name of Board Member       Company #      Expenses        Retirement    Member
--------------------       ------------   -------------   ----------    ------------

Ruth M. Adams              $27,800        None            None          $ 34,500

Francis P. Brennan*        86,683         None            None           110,500

Joseph S. DiMartino**      None           None            None          $448,618***

James M. Fitzgibbons       27,795         None            None            34,500

J. Tomlinson Fort**        None           None            None            None

Arthur L. Goeschel         27,604         None            None            35,500

Kenneth A. Himmel          26,381         None            None            32,750

Arch S. Jeffery**          None           None            None            None

Stephen J. Lockwood        26,387         None            None            32,750

Robert D. McBride          27,800         None            None            35,500

John J. Sciullo            27,800         None            None            34,500

Roslyn M. Watson           27,795         None            None            34,550

#    Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,342 for the
Company.
*    Compensation of Francis Brennan includes $75,000 paid by the Dreyfus/Laurel Funds to be Chairman of the Board.
**   Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Company and the funds in the Dreyfus/Laurel
Funds.  For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Company were $17,563, $28,604 and $27,800, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds
(including the Company) were $23,500, $35,500 and $35,500, respectively.  In addition,
Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $3,186 for expenses attributable to the Company's Board meetings ($3,186 is not included in the $12,342 above).
***  Estimated amounts for the fiscal year ending October 31, 1995.



                           MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company
dated April 4, 1994   (the "Management Agreement"), transferred to Dreyfus
as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

     The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.

Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of the S&P 500 Composite Stock Price Index through statistical procedures.

     The Management Agreement will continue from year to year provided that a majority of the Directors who are not "interested persons" of the Company and either a majority of all Directors or a majority of the shareholders of the Fund approve its continuance. The Company may terminate the Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities. Dreyfus may terminate the Management Agreement upon sixty (60) days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.

     The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling directors.

     Effective September 15, 1995, the management fee payable by the Fund to Dreyfus under the Management Agreement was reduced from .40 of 1% to .20 of 1% of the Fund's average daily net assets. For the last three fiscal years, the Fund has had the following expenses:

                         For the Fiscal Year Ended October 31,

                              1995      1994       1993

Management fees (gross
  of waiver)                 $551,025   $371,508   $ 5,476
Expense Reimbursement from     --       $ 52,201   $30,614
  investment manager

     In addition, under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, and terminated effective August 2, 1995, the Fund was permitted to spend annually up to 0.25% of its average daily net assets attributable to the Fund's Investor shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares of the Fund. The Plan allowed the Distributor to make payments from the Rule 12b-1 fees it collected from the Fund to compensate Agents that had entered into Selling Agreements with the Distributor. Effective September 15, 1995, the Fund's "Investor" and "Class R" designations were eliminated and the Fund became a single class fund without any separate class designation.

     For the period from November 1, 1994 to August 2, 1995, the Fund was charged $6,832 by the Distributor pursuant to the Plan.


                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year in which the account is closed or during the following calendar year, provided the information on the old Account Application.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative NAV of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

              144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as a described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, (a) shares (however the same may be named) of certain other funds in the Dreyfus Family of Funds; and (b) shares of other funds specified from time to time, of which you are currently a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in (a) shares (however the same may be named) of certain other funds in the Dreyfus Family of Funds; and (b) shares of other funds specified from time to time, of which you are currently a shareholder. Shares of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

     New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

     The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) secu-rities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements. Accordingly, the Fund may be restricted in the selling of securities held for less than three months.

     Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in that month any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations.

However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and certain foreign currency denominated securities (including debt instruments and certain financial forward, futures and option contracts and preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any short-term or long-term capital gain from certain straddle transactions may be recharacterized to ordinary income.
If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) or providing for deferred interest or for payment of interest in the form of additional obligations (for example, "pay-in-kind" or "PIK" securities) could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and avoid the imposition of the 4% excise tax referred to in the Fund's Prospectus under "Dividends, Other Distributions and Taxes." In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

     State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Foreign Shareholders - Income Not Effectively Connected. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).

     Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain, (the excess of net long-term gain over net short-term capital loss) generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

     Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

     Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                           PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.
Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligations to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

     The Company's Board of Directors periodically review Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     For the period September 30, 1993 (commencement of operations) to October 31, 1993 and for the fiscal years ended October 31, 1994 and 1995, the Fund paid brokerage commissions of $1,194, $29,595 and $50,384, respectively.

     Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. The portfolio turnover rates for the fiscal years ended October 31, 1994 and 1995 were 13% and 1.03%, respectively.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for the period September 30, 1993 to October 31, 1995 was 33.14%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Effective September 15, 1995, the Fund's "Investor" and "Class R" designations were eliminated and the Fund became a single class fund without any separate class designation. The foregoing performance data is reflective of the Fund's Class R share performance through September 14, 1995 and of the Fund's single class of shares from September 15, 1995 through October 31, 1995.

     Average annual total return (expressed as a percentage) for Fund shares for the periods noted were:

                              Average Annual Total Return for the
                              Periods Ended October 31, 1995

Fund:                         1 Year    5 Years   10 Years  Inception

S&P 500 Fund                  25.75%      --        --      14.68%
                                                            (9/30/93)


Inception date appears in parentheses following the annual total return since inception.

     Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Morgan Stanley European Index; (ii) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (v) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.

     From time to time, Fund advertisements may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     The Fund will send annual and semi-annual financial statements to all its shareholders.


         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                          AND INDEPENDENT AUDITORS

     Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15219, is the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W. Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional
Information.

     KPMG Peat Marwick LLP was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.


                            FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended October 31, 1995, including notes to the financial statements and supplementary information and the Independent Auditors' Report, are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Report are incorporated herein by reference.

Dreyfus Institutional S&P 500 Stock Index Fund               October 31, 1995
-----------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN DREYFUS INSTITUTIONAL
   S&P 500 STOCK INDEX FUND AND THE STANDARD & POOR'S 500 COMPOSITE STOCK
                              PRICE INDEX

                                                         Standard & Poor's
                     Institutional S&P 500                Composite Stock
Period                 Stock Index Fund                    Price Index*
-------------        ---------------------               -----------------
9/30/93                    100,000                            100,000
10/31/93                   102,300                            102,070
10/31/94                   105,877                            106,010
10/31/95                   133,145                            134,000

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
-----------------------------------------------------------------------------
         One Year Ended                     From Inception (9/30/93)
        October 31, 1995                      to October 31, 1995
        ----------------                    ------------------------
            25.75%                                   14.68%

Past performance is not predictive of future performance. All performance information reflects the performance of the Fund's previously existing Class R shares through September 14, 1995 and the Fund's single class of shares from September 15, 1995 through October 31, 1995.

The above graph compares a $100,000 investment made in Dreyfus Institutional S&P 500 Stock Index Fund on 9/30/93 (Inception Date) to a $100,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.

The Fund seeks to replicate the total return performance of the Standard & Poor's 500 Composite Stock Price Index. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Institutional S&P 500 Stock Index Fund
-----------------------------------------------------------------------------
Statement of Investments                                     October 31, 1995

  Shares      Common Stocks--97.3%                      Value
----------                                          -------------
              Basic Industry--5.4%
     5,185    Air Products & Chemicals, Inc. ......  $    267,676
     2,610    Alco Standard Corporation ...........       230,985
     1,698    Armstrong World
                Industries, Inc ...................       100,819
     2,424    Avery Dennison Corporation ..........       108,474
     1,400    Ball Corporation ....................        38,675
     2,370    Bemis, Inc. .........................        61,620
     2,203    Boise Cascade Corporation ...........        79,859
     1,291    Centex Corporation ..................        42,280
     4,370    Champion International
                Corporation .......................       233,795
     4,239    Crown Cork & Seal
                Company, Inc. +....................       147,835
       359    Crown Vantage, Inc. +................         7,135
    12,467    Dow Chemical Company ................       855,548
    25,711    du Pont (E.I.) de Nemours
                & Company .........................     1,603,724
     3,816    Eastman Chemical ....................       227,052
     6,714    Engelhard Corporation ...............       167,011
     2,021    Federal Paper Board
                Company, Inc.......................        84,882
     3,898    Fluor Corporation ...................       220,237
     1,591    FMC Corporation +....................       113,955
     4,254    Georgia Pacific Corporation .........       350,955
     1,235    Goodrich (B.F.) Company .............        81,356
     4,515    Grace (W.R.) & Company ..............       251,711
     2,942    Great Lakes Chemical
                Corporation........................       197,482
     5,220    Hercules, Inc. ......................       278,617
    11,838    International Paper Company .........       438,006
     3,795    James River Corporation .............       121,914
     7,400    Kimberly-Clark Corporation ..........       537,425
     5,045    Louisiana-Pacific Corporation .......       120,449
     2,490    Mead Corporation ....................       143,486
     5,207    Monsanto Company ....................       545,433
     1,513    Morrison Knudsen
                Corporation........................         9,834
     6,844    Morton International, Inc. ..........       208,742
     3,093    Nalco Chemical Company ..............        92,790
    14,785    Occidental Petroleum
                Corporation........................       317,877
     1,349    Potlatch Corporation ................        56,827
     9,392    PPG Industries, Inc. ................       399,160
     6,441    Praxair, Inc. .......................       173,907
     3,088    Rohm & Haas Company .................       170,612
     7,086    Scott Paper Company .................       377,329
     3,944    Sherwin Williams Company ............       148,393
     2,300    Sigma-Aldrich Corporation ...........       109,250
     4,315    Stone Container
                Corporation........................        71,197

              Basic Industry (continued)
     2,606    Temple Inland, Inc. .................  $    118,573
     3,209    Union Camp Corporation ..............       163,258
     6,411    Union Carbide Corporation ...........       242,817
     4,755    Westvaco Corporation ................       131,951
     9,476    Weyerhaeuser Company ................       418,128
     2,500    Willamette Inds Inc..................       145,000
       431    Zurn Industries, Inc. ...............        10,775
                                                     ------------
                                                       11,024,816
                                                     ------------
              Capital Spending--20.9%
     4,863    Advanced Micro Devices, Inc. ........       116,104
    13,096    Allied Signal, Inc. .................       556,580
     1,999    Alexander & Alexander
                Services, Inc......................        44,728
     5,522    Amdahl Corporation +.................        51,078
    10,147    AMP, Inc. ...........................       398,270
     1,719    Andrew Corporation +.................        72,628
     5,736    Apple Computer, Inc. ................       208,288
     8,300    Applied Materials, Inc. +............       416,037
     2,138    Autodesk, Inc. ......................        72,692
     6,684    Automatic Data Processing, Inc. .....       477,906
     4,882    Block (H&R), Inc. ...................       201,382
    15,883    Boeing Corporation ..................     1,042,322
     1,356    Briggs & Stratton Corporation .......        54,748
     9,907    Browning- Ferris Industries .........       288,541
     3,300    Cabletron Systems +..................       259,462
     9,186    Caterpillar, Inc. ...................       515,564
     2,007    Ceridian Corporation +...............        87,304
     1,524    Cincinnati Milacron, Inc. ...........        39,243
    12,600    Cisco Systems, Inc.+.................       976,500
    12,307    Compaq Computer
                Corporation+.......................       686,115
    11,237    Computer Associates
                International, Inc.................       618,035
     2,534    Computer Sciences
                Corporation +......................       169,461
     5,000    Cooper Industries, Inc. .............       168,750
     1,436    Crane Company .......................        50,798
     1,128    Cray Research, Inc. +................        23,406
     8,250    CUC International, Inc.+.............       285,656
     1,798    Cummins Engine
                Company, Inc. .....................        63,155
     5,294    D.S.C. Communications
                Corporation +......................       195,878
     1,702    Data General Corporation +...........        19,573
     4,033    Deere & Company .....................       360,449
     3,829    Deluxe Corporation ..................       102,904
     6,857    Digital Equipment Corporation +......       371,135
     5,254    Dover Corporation ...................       207,533
     4,512    Dow Jones & Company, Inc. ...........       159,048

Dreyfus Institutional S&P 500 Stock Index Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

  Shares      Common Stocks (continued)                 Value
----------                                          -------------
              Capital Spending (continued)
     8,446    Dresser Industrues, Inc. ............  $    175,254
     7,900    Dun & Bradstreet Corporation ........       472,025
     3,661    Eaton Corporation ...................       187,626
     2,367    EG&G, Inc. ..........................        44,085
    10,379    Emerson Electric Company ............       739,504
     5,500    First Data Corporation ..............       363,687
     1,586    Foster Wheeler Corporation ..........        59,475
     2,816    General Dynamics Corporation ........       155,936
    78,078    General Electric Company ............     4,938,433
     2,216    General Signal Corporation ..........        70,635
     5,682    Genuine Parts Company ...............       225,149
     1,572    Giddings & Lewis, Inc. ..............        25,348
     2,393    Grainger (W.W.), Inc. ...............       149,562
     2,255    Harnischfeger Indutries, Inc. .......        71,033
     1,781    Harris Corporation ..................       103,521
    23,770    Hewlett Packard Company .............     2,201,696
     5,889    Honeywell, Inc. .....................       247,338
     5,424    Illinois Tool Works .................       315,270
     4,922    Ingersoll Rand Company ..............       174,116
    38,188    Intel Corporation ...................     2,668,386
     2,188    Intergraph Corporation +.............        26,529
    26,369    International Business
                Machines ..........................     2,564,385
     3,502    Interpublic Group Companies .........       135,702
     1,883    Johnson Controls, Inc. ..............       109,685
       517    JWP, Inc. +..........................            10
    12,900    Laidlaw, Inc., Class B ..............       116,100
     9,428    Lockheed Martin .....................       642,283
     7,904    Loral Corporation ...................       234,156
     3,566    Mallinckrodt, Inc. ..................       123,919
     3,287    Marsh & McLennan Company ............       269,123
     2,382    McDermott International, Inc. .......        37,814
     5,255    McDonnell Douglas
                Corporation........................       429,596
    27,400    Microsoft Corporation +..............     2,740,000
     9,600    Micron Technology, Inc. .............       678,000
    19,534    Minnesota Mining &
                Manufacturing Company .............     1,110,996
    27,390    Motorola, Inc. ......................     1,797,469
     5,735    National Semiconductor
                Corporation +......................       139,791
     2,267    National Service Industries .........        67,443
    11,765    Northern Telecom, Ltd. ..............       423,540
     2,305    Northrop Corporation ................       131,961
    17,148    Novell, Inc. +.......................       282,942
     2,190    Ogden Corporation ...................        49,823
    20,190    Oracle Systems Corporation +.........       880,789
     2,382    Owens Corning Fiberglass
                Corporation +......................       100,937
     5,338    Pall Corporation ....................       130,114

              Capital Spending (continued)
     3,478    Parker-Hannifin Corporation .........  $    117,383
     1,847    Perkin Elmer Corporation ............        64,876
     7,080    Pitney Bowes, Inc. ..................       308,865
     1,800    Pittston Services Group .............        49,500
     2,752    Premark International, Inc. .........       127,280
     2,006    Raychem Corporation .................        93,028
    10,862    Raytheon Company ....................       473,855
    10,067    Rockwell International
                Corporation........................       447,982
     3,708    Ryder System ........................        89,456
     2,599    Safety Kleen Corporation ............        39,960
     3,580    Scientific Atlanta, Inc. ............        44,303
     4,827    Service Corporation
                International .....................       193,683
       951    Shared Medical Systems
                Corporation........................        36,732
     7,400    Silicon Graphics, Inc. +.............       246,050
     1,796    Snap-On Tools Corporation ...........        76,106
     2,098    Stanley Works Company ...............       100,180
     4,463    Sun Microsystems, Inc. +.............       348,114
     5,454    Tandem Computers, Inc. +.............        61,358
     1,473    Tektronix, Inc. .....................        87,275
     2,498    Teledyne, Inc. ......................        62,138
     4,000    Tellabs, Inc.........................       136,000
     8,720    Texas Instruments, Inc. .............       595,140
     3,943    Textron, Inc. .......................       271,081
       889    Thomas & Betts Corporation ..........        57,452
     1,451    Timken Company ......................        58,403
     1,351    Trinova Corporation .................        37,997
     3,023    TRW, Inc. ...........................       198,762
     3,536    Tyco Laboratories, Inc. .............       214,812
     7,983    Unisys Corporation +.................        44,904
     5,711    United Technologies
                Corporation........................       506,851
     1,907    Varity Corporation +.................        69,129
    18,245    Westinghouse Electric
                Corporation........................       257,711
    22,507    WMX Technologies, Inc. ..............       633,009
     5,018    Xerox Corporation ...................       651,086
                                                     ------------
                                                       42,772,920
                                                     ------------
              Consumer Discretionary--12.1%
    11,720    Albertsons, Inc. ....................       389,690
     3,426    American Greetings
                Corporation, Class A...............       107,919
     6,832    American Stores Company .............       204,106
     2,200    Bally Entertainment
                Corporation +......................        24,200
     3,997    Black & Decker Corporation ..........       135,398
       734    Brown Group, Inc. ...................        10,093

Dreyfus Institutional S&P 500 Stock Index Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

  Shares      Common Stocks (continued)                 Value
----------                                           ------------
              Consumer Discretionary (continued)
     4,400    Brunswick Corporation ...............  $     85,800
     7,110    Capital Cities/ABC. Inc. ............       843,424
     2,920    CBS, Inc. ...........................       235,790
     4,824    Charming Shoppes, Inc. ..............        13,869
    17,757    Chrysler Corporation ................       916,705
     4,466    Circuit City Stores, Inc. ...........       149,053
    11,100    Comcast Corporation, Class K ........       198,413
     3,912    Cooper Tire & Rubber
                Company ...........................        90,465
     4,730    Dana Corporation ....................       121,206
     7,299    Darden Restaurants ..................        83,026
     3,216    Dayton-Hudson Corporation ...........       221,100
     5,214    Dillard Department Stores,
                Class A ...........................       141,430
    24,284    Disney (Walt) Productions ...........     1,399,366
     7,134    Donnelley (R.R.) & Sons
                Company ...........................       260,391
     2,813    Echlin, Inc. ........................       100,565
     2,044    Fleetwood Enterprises, Inc. .........        41,902
     1,677    Fleming Companies, Inc. .............        37,942
    49,878    Ford Motor Company ..................     1,433,993
     3,500    Fruit of The Loom ...................        60,813
     6,476    Gannett Company, Inc. ...............       352,133
     6,673    Gap, Inc. ...........................       262,749
    34,683    General Motors Corporation ..........     1,517,381
     2,732    Giant Food, Inc., Class A ...........        87,766
     7,098    Goodyear Tire & Rubber
                Company ...........................       269,724
     1,706    Great Atlantic & Pacific Tea
                Company, Inc. .....................        34,547
     1,497    Handleman Company ...................        11,602
     3,336    Harcourt General, Inc. ..............       132,189
     1,405    Harland (John H.) Company ...........        29,154
     4,639    Harrah's Entertainment +.............       114,815
     4,089    Hasbro, Inc. ........................       124,715
     2,244    Hilton Hotels Corporation ...........       150,348
    22,124    Home Depot, Inc. ....................       824,119
     1,933    Jostens, Inc. .......................        43,734
    21,281    K Mart Corporation ..................       172,908
     1,690    King World Productions, Inc. +.......        58,939
     2,153    Knight Ridder, Inc. .................       119,492
     5,714    Kroger Company +.....................       190,705
     6,890    Liberty Media Group +................       169,666
    16,638    Limited, Inc. .......................       305,723
     3,524    Liz Claiborne, Inc. .................        99,994
       851    Longs Drug Stores
                Corporation........................        34,040
     7,476    Lowes Companies, Inc. ...............       201,852
     1,000    Luby's Cafeterias, Inc. .............        20,750


              Consumer Discretionary (continued)
     5,813    Marriott International
                Corporation........................  $    214,354
     7,488    Masco Corporation ...................       210,600
    10,287    Mattel, Inc. ........................       295,751
    11,559    May Department Stores
                Compamy ...........................       453,691
     5,018    Maytag Corporation ..................        95,342
    32,158    McDonald's Corporation ..............     1,318,478
     2,356    Mcgraw-Hill, Inc. ...................       192,898
     4,867    Melville Corporation ................       155,744
     1,698    Mercantile Stores
                Company, Inc. .....................        76,198
     1,136    Meredith Corporation ................        40,612
     4,631    Moore Corporation, Ltd. .............        88,568
       320    Nacco Industries, Inc., Class A .....        18,320
     3,533    Navistar International
                Corporation +......................        36,213
     4,381    New York Times Company ..............       121,573
     6,454    Nike, Inc., Class B .................       366,265
     3,802    Nordstrom, Inc. .....................       140,912
       847    Outboard Marine
                Corporation........................        17,575
     1,835    PACCAR, Inc. ........................        76,611
    10,472    Penney (J.C.) Company, Inc. .........       441,133
     2,737    Pep Boys - Manny Moe & Jack .........        59,872
     9,079    Price/Costco, Inc. +.................       154,343
     3,637    Reebok International, Ltd. ..........       123,658
     3,737    Rite Aid Corporation ................       100,899
     1,805    Russell Corporation .................        44,674
     2,513    Ryans Family Steak
                Houses, Inc. +.....................        19,476
    18,115    Sears Roebuck & Company .............       615,910
     1,800    Shoney's, Inc. +.....................        20,025
       803    Springs Industries, Inc. ............        34,429
     2,201    Stride Rite Corporation .............        24,761
     3,214    Super Value, Inc. ...................        98,831
     8,443    Sysco Corporation ...................       256,456
     3,165    Tandy Corporation ...................       156,272
    30,262    Tele-Communications,
                Class A + .........................       514,454
    17,886    Time Warner, Inc. ...................       652,839
     5,241    Times Mirror Companies ..............       151,989
     3,234    TJX Companies, Inc. .................        43,659
    12,635    Toys "R" Us. Inc. +..................       276,391
     2,982    Tribune Company .....................       188,239
     2,862    V.F. Corporation ....................       137,018
    16,800    Viacom, Inc., Class B +..............       840,000
   106,569    Wal-Mart Stores, Inc. ...............     2,304,555
    11,408    Walgreen Company ....................       325,128

Dreyfus Institutional S&P 500 Stock Index Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

  Shares      Common Stocks (continued)                 Value
----------                                          -------------
              Consumer Discretionary (continued)
     4,794    Wendy's International, Inc. .........  $     95,281
     3,305    Whirlpool Corporation ...............       175,165
     3,512    Winn Dixie Stores, Inc. .............       228,280
     6,170    Woolworth Corporation ...............        90,236
     2,050    Zenith Electronics
                Corporation +......................        17,169
                                                     ------------
                                                       24,746,551
                                                     ------------
              Consumer Staples--13.3%
     1,678    Adolph Coors Company,
                Class B ...........................        29,994
     1,167    Alberto-Culver Company,
                Class B ...........................        36,615
     8,631    American Brands, Inc. ...............       370,054
    11,844    Anheuser-Busch Companies ............       781,704
    24,721    Archer Daniels Midland ..............       398,626
     3,129    Avon Products, Inc. .................       222,550
     3,106    Brown Forman Corporation,
                Class B ...........................       118,416
    11,611    Campbell Soup Company ...............       608,126
     2,303    Clorox Company ......................       165,240
    58,500    Coca-Cola Company ...................     4,204,688
     6,717    Colgate Palmolive Company ...........       465,152
    11,042    Conagra, Inc. .......................       426,497
    10,681    Corning, Inc. .......................       279,041
     6,818    CPC International, Inc. .............       452,545
     4,278    Dial Corporation ....................       104,276
    15,867    Eastman Kodak Company ...............       993,671
     2,862    Ecolab, Inc. ........................        82,998
     7,399    General Mills, Inc. .................       424,518
    20,588    Gillette Company ....................       995,945
    11,476    Heinz (H.J.) Company ................       533,634
     3,663    Hershey Foods Corporation ...........       218,864
     5,030    International Flavors &
                Fragrance, Inc. ...................       242,698
    30,046    Johnson & Johnson ...................     2,448,749
    10,203    Kellogg Company .....................       737,167
     7,328    Newell Company ......................       176,788
    36,552    Pepsico, Inc. .......................     1,928,118
    38,977    Philip Morris Companies, Inc. .......     3,293,557
     3,800    Pioneer Hi-Bred
                International, Inc.................       188,575
     1,967    Polaroid Corporation ................        84,089
    31,888    Procter & Gamble Company ............     2,582,928
     6,198    Quaker Oats Company .................       211,507
     4,963    Ralston Purina Group ................       294,678
     7,378    Rubbermaid, Inc. ....................       192,750
    22,510    Sara Lee Corporation ................       661,231
    17,286    Seagram Company, Ltd. ...............       622,296


              Consumer Staples (continued)
     7,476    Unilever N.V. .......................  $    979,356
     9,095    UST, Inc. ...........................       272,850
     4,891    Whitman Corporation .................       103,934
     5,410    Wrigley (W.M.) Jr. Company ..........       251,565
                                                     ------------
                                                       27,185,990
                                                     ------------
              Energy & Related--9.3%
     4,277    Amerada Hess Corporation ............       193,000
    22,798    Amoco Corporation ...................     1,456,222
     2,940    Ashland Oil, Inc. ...................        92,977
     7,498    Atlantic Richfield ..................       800,411
     6,520    Baker Hughes, Inc. ..................       127,955
     5,900    Burlington Resources, Inc. ..........       212,400
    30,226    Chevron Corporation .................     1,413,065
     4,849    Coastal Corporation .................       156,986
     2,272    Columbia Gas Systems, Inc. +.........        87,472
     4,342    Consolidated Natural
                Gas Company........................       164,996
       964    Eastern Enterprises .................        28,799
    11,659    Enron Corporation ...................       400,778
     3,101    Enserch Corporation .................        44,964
    57,676    EXXON Corporation ...................     4,405,004
     5,317    Halliburton Company .................       220,655
     1,042    Helmerich & Payne, Inc. .............        26,962
     2,347    Kerr-McGee Corporation ..............       129,378
     1,505    Louisiana Land &
                Exploration Company................        53,239
    18,401    Mobil Corporation ...................     1,853,901
     2,209    Nicor, Inc. .........................        59,367
     5,759    Noram Energy ........................        44,632
     1,277    Oneok, Inc. .........................        31,127
     4,811    Oryx Energy Company +................        55,326
     3,786    Pacific Enterprises .................        93,703
     6,985    Panhandle Eastern
                Corporation........................       176,371
     2,035    Pennzoil Company ....................        76,821
     1,585    Peoples Energy Corporation ..........        45,569
    12,165    Phillips Petroleum Company ..........       392,321
     3,937    Rowan Companies, Inc. +..............        26,083
    24,836    Royal Dutch Petroleum ...............     3,051,723
     4,144    Santa Fe Energy
                Resources, Inc.+...................        36,778
    11,235    Schlumberger, Ltd. ..................       699,379
     3,884    Sonat, Inc. .........................       111,665
     4,474    Sun Company, Inc. ...................       128,068
     8,300    Tenneco, Inc. .......................       364,162
    12,044    Texaco, Inc. ........................       820,497
    11,470    Unocal Corporation ..................       301,087
    13,302    USX-Marathon Group ..................       236,110

Dreyfus Institutional S&P 500 Stock Index Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

  Shares      Common Stocks (continued)                 Value
----------                                          -------------
              Energy & Related (continued)
     2,500    Western Atlas +......................  $    109,687
     4,600    Williams Companies, Inc. ............       177,675
                                                     ------------
                                                       18,907,315
                                                     ------------
              Finance--12.4%
     5,297    Aetna Life & Casualty
                Company ...........................       372,776
     5,455    Ahmanson (H.F.) & Company ...........       136,375
    20,853    Allstate Corporation ................       766,348
    22,594    American Express Company ............       917,881
     9,494    American General
                Corporation........................       312,115
    21,981    American International
                Group, Inc.........................     1,854,689
    18,190    Banc One Corporation ................       613,913
     5,043    Bank of Boston Corporation ..........       224,414
     8,900    Bank of New York
                Corporation........................       373,800
    17,317    BankAmerica Corporation .............       995,728
     3,488    Bankers Trust, New York
                Corporation........................       222,360
     4,513    Barnett Banks, Inc. .................       249,343
     2,480    Beneficial Corporation ..............       121,520
     5,986    Boatmen's Bancshares, Inc. ..........       227,468
     8,050    Chase Manhattan
                Corporation........................       458,850
    11,736    Chemical Banking
                Corporation........................       667,485
    3,993    Chubb Corporation (The) ..............       358,871
    3,249    Cigna Corporation ....................       322,057
   19,240    Citicorp .............................     1,248,195
    6,462    CoreStates Financial
               Corporation.........................       235,055
    7,818    Dean Witter, Discover
               & Company ..........................       388,946
    8,417    Federal Home Loan
               Mortgage Corporation................       582,877
   12,654    Federal National Mortgage
               Association.........................     1,327,088
    6,300    First Bank Systems, Inc. .............       313,425
    4,133    First Chicago Corporation ............       280,527
    3,697    First Fidelity Bancorp ...............       241,691
    3,423    First Interstate Bancorp .............       441,567
    7,962    First Union Corporation ..............       395,114
    6,549    Fleet Financial Group, Inc. ..........       253,774
    3,816    General Reinsurance
               Corporation.........................       552,843
    2,667    Golden West Financial
                Corporation........................       133,683


              Finance (continued)
     6,276    Great Western Financial
                Corporation........................  $    141,995
     4,542    Household International
                Corporation........................       255,488
     5,382    ITT Corporation .....................       659,295
     2,111    Jefferson Pilot Corporation .........       139,326
     1,449    Kaufman & Broad
                Corporation........................        16,845
    11,053    Keycorp .............................       373,039
     4,783    Lincoln National Corporation ........       213,441
     2,600    Loews Corporation ...................       381,225
     6,940    MBNA Corporation ....................       255,913
     8,134    Merrill Lynch & Company, Inc. .......       451,437
     8,687    Morgan (J.P.) & Company, Inc. .......       669,985
     3,600    Morgan Stanley ......................       313,200
     6,800    National City Corporation ...........       209,950
    12,566    NationsBank Corporation .............       826,215
     7,416    NBD Bancorp, Inc. ...................       281,808
    15,136    Norwest Corporation .................       446,512
    10,723    PNC Financial Corporation ...........       281,479
     4,396    Providian Corporation ...............       172,543
     1,240    Pulte Corporation ...................        39,215
     2,500    Republic NY Corp ....................       146,563
     2,859    Safeco Corporation ..................       183,512
     4,983    Salomon, Inc. .......................       180,011
     5,833    Shawmut National
                Corporation........................       197,593
     3,800    St Paul's Companies, Inc. ...........       192,850
     5,256    SunTrust Banks, Inc. ................       339,012
     3,341    Torchmark Corporation ...............       138,652
     3,228    Transamerica Corporation ............       218,697
        70    Transport Hldgs +....................         2,773
    14,771    Travelers, Inc. .....................       745,936
     4,601    U.S. Bancorp ........................       136,305
     3,400    UNUM Corporation ....................       178,925
     5,175    USF&G Corporation ...................        86,681
     1,519    USLIFE Corporation ..................        43,292
     7,900    Wachovia Corporation ................       348,588
     2,213    Wells Fargo & Company ...............       465,007
                                                     ------------
                                                       25,324,086
                                                     ------------
              Health Care--8.6%
    36,819    Abbott Laboratories .................     1,463,555
     2,993    Allergan, Inc. ......................        87,919
     3,814    Alza Corporation +...................        83,908
    14,372    American Home Products ..............
                Corporation........................     1,273,719
    12,218    Amgen, Inc. +........................       586,464
     2,589    Bard (C.R.), Inc. ...................        73,139

Dreyfus Institutional S&P 500 Stock Index Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

  Shares      Common Stocks (continued)                  Value
----------                                           ------------
              Health Care (continued)
     2,536    Bausch & Lomb, Inc. .................  $     87,809
    12,844    Baxter International, Inc. ..........       496,100
     3,070    Becton Dickinson & Company ..........       199,550
     4,559    Beverly Enterprises, Inc. +..........        53,568
     5,371    Biomet, Inc. +.......................        89,293
     7,000    Boston Scientific
                Corporation +......................       294,875
    23,559    Bristol Myers Squibb Company ........     1,796,374
    20,612    Columbia/HCA Healthcare
                Corporation........................     1,012,565
     1,976    Community Psychiatric
                Centers ...........................        21,489
    13,108    Lilly (Eli) & Company ...............     1,266,561
     2,896    Manor Care, Inc. ....................        94,844
    10,728    Medtronic, Inc. .....................       619,542
    57,340    Merck & Company, Inc. ...............     3,297,050
     1,990    Millipore Corporation ...............        70,396
    29,424    Pfizer, Inc. ........................     1,688,202
    17,240    Schering-Plough Corporation .........       924,495
     2,022    St. Jude Medical, Inc. +.............       107,672
     9,318    Tenet Healthcare Corp +..............       166,559
     7,000    U.S. Healthcare .....................       269,500
     2,609    U.S. Surgical Corporation ...........        63,921
     8,100    United Healthcare
                Corporation........................       430,313
     7,899    Upjohn Company ......................       400,874
     6,291    Warner Lambert Company ..............       535,521
                                                     ------------
                                                       17,555,777
                                                     ------------
              Metal & Mining--1.5%
    10,437    Alcan Aluminum, Ltd. ................       330,070
     8,256    Aluminum Company of
                America............................       421,056
     4,955    Armco, Inc. +........................        30,349
     1,827    ASARCO, Inc. ........................        58,921
    16,400    Barrick Gold ........................       379,250
     5,123    Bethlehem Steel
                Corporation +......................        67,239
     4,194    Cyprus Minerals .....................       109,568
     5,216    Echo Bay Mines, Ltd. ................        46,944
     9,400    Freeport-McMoran Copper .............       213,850
     6,401    Homestake Mining Company ............        98,415
     5,508    Inco, Ltd. ..........................       189,337
     2,238    Inland Steel Industries, Inc. .......        52,313
     4,017    Newmont Mining Corporation ..........       151,642
     4,072    Nucor Corporation ...................       195,965
     3,119    Phelps Dodge Corporation ............       197,667

              Metal & Mining (continued)
    11,072    Placer Dome, Inc. ...................  $    242,200
     2,929    Reynolds Metal Company ..............       147,548
     6,065    Santa Fe Pacific Gold
                Corporation........................        59,892
     3,750    USX-US Steel Group ..................       112,031
     4,257    Worthington Industries, Inc. ........        70,773
                                                     ------------
                                                        3,175,030
                                                     ------------
              Transportation--1.6%
     3,432    AMR Corporation +....................       226,512
     6,818    Burlington Northern, Inc. ...........       571,860
     3,728    Conrail, Inc. .......................       256,300
     1,879    Consolidated Freightways, Inc. ......        43,687
     4,746    CSX Corporation .....................       397,478
     2,366    Delta Air Lines, Inc. ...............       155,269
     2,601    Federal Express Corporation +........       213,607
     6,037    Norfolk Southern Corporation ........       466,358
     1,844    Roadway Services, Inc. ..............        82,519
     6,700    Southwest Airlines Company ..........       134,000
     9,495    Union Pacific Corporation ...........       620,736
     2,947    U S Air Group, Inc. .................        40,153
     1,282    Yellow Corporation ..................        16,826
                                                     ------------
                                                        3,225,305
                                                     ------------
              Utilities--12.2%
    22,946    Airtouch Communications +............       653,961
     8,800    Alltel Corporation ..................       269,500
     8,655    American Electric Power, Inc. .......       329,972
    25,686    Ameritech Corporation ...............     1,387,044
    73,600    AT&T Corporation ....................     4,710,400
     6,829    Baltimore Gas & Electric ............       182,676
    20,274    Bell Atlantic Corporation ...........     1,289,933
    23,053    BellSouth Corporation ...............     1,763,555
     7,180    Carolina Power & Light
                Company ...........................       235,145
     8,881    Central & Southwest
                Corporation........................       237,567
     7,253    Cinergy Corporation .................       205,804
    10,913    Consolidated Edison
                Company, Inc. .....................       331,482
     6,779    Detroit Edison Company ..............       228,791
     8,007    Dominion Resources, Inc. ............       318,278
     9,504    Duke Power Company ..................       425,304
    10,586    Entergy Corporation .................       301,701
     8,552    FPL Group, Inc. .....................       358,115
     5,400    General Public Utility
                Corporation........................       168,750

Dreyfus Institutional S&P 500 Stock Index Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

  Shares      Common Stocks (continued)                 Value
----------                                          -------------
              Utilities (continued)
    45,081    GTE Corporation .....................  $  1,859,591
     6,093    Houston Industries, Inc. ............       282,563
    31,452    MCI Communications
                Corporation........................       784,334
     6,721    Niagara Mohawk Power
                Corporation........................        72,251
     3,000    Northern States Power of
                Minnesota Company..................       141,750
    19,877    NYNEX Corporation ...................       934,219
     7,120    Ohio Edison Company .................       162,870
    19,690    Pacific Gas & Electric
                Company ...........................       578,394
    19,846    Pacific Telesis Group ...............       602,822
    13,242    PacifiCorp ..........................       249,943
    10,269    PECO Energy Company .................       300,368
    11,365    Public Service Enterprise
                Group, Inc. .......................       333,847
    28,305    SBC Communications ..................     1,581,542
    20,687    SCE Corporation .....................       351,679
    30,894    Southern Company ....................       737,594
    16,131    Sprint Corporation ..................       621,044
    10,440    Texas Utilities Company .............       383,670
    21,812    U S West, Inc. ......................     1,038,797
     9,970    Unicom Corporation ..................       326,518
     4,745    Union Electric Company ..............       185,055
                                                     ------------
                                                       24,926,829
                                                     ------------
              TOTAL COMMON STOCKS
                (cost $136,716,778) ...............  $198,844,619
                                                     ------------


  Shares      PREFERRED STOCKS--.0%                     Value
----------                                          -------------
              Electronic Technology
        60    Teledyne, Inc., Series E
                (cost $000)........................  $        863
                                                     ------------

 Principal
  Amount      SHORT-TERM INVESTMENTS--2.8%
----------
   380,000    U.S. Treasury Bill--.2%
                5.26% due 1/18/96*.................       375,605

              Repurchase Agreement--2.6%
 5,413,779    Agreement with Goldman Sachs
              and Company, 5.88% dated
              10/31/95, to be repurchased at
              $5,414,663 on 11/1/95,
              collateralized by $5,414,509 U.S.
              Treasury Notes, 5.875% due
              7/31/97 .............................  $  5,413,779
                                                     ------------

              TOTAL SHORT-TERM
                INVESTMENTS
                (cost $5,789,384) .................  $  5,789,384
                                                     ------------

TOTAL INVESTMENTS
  (cost $171,076,005)......................  100.2%  $204,634,866

LIABILITIES, LESS CASH
  AND RECEIVABLES .........................   (0.2%) $   (356,768)
                                             ------  ------------

NET ASSETS ................................  100.0%  $204,278,098
                                             ------  ------------
                                             ------  ------------

Note To Statement Of Investments;
---------------------------------------------------------------------------
+ Non-income producing.
* Partially held by the custodian in a segregated account as collateral for open financial futures positions.

Statement of Financial Futures                             October 31, 1995

FINANCIAL FUTURES LONG
----------------------
                                                                       Market Value                           Unrealized
                                                          Number of      Covered                            (Depreciation)
Issuer                                                    Contracts    by Contracts        Expiration         at 10/31/95
------                                                  ------------   ------------      --------------     --------------
Standard & Poor's 500........................                 20          $5,838,500       December '95        $(52,025)
                                                                                                               =========

                      See notes to financial statements.

Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------------------------------
Statement of Assets and Liabilities                        October 31, 1995

ASSETS:
    Investments in securities, at value (cost $171,076,005)--see Statement of
      Investments (including repurchase agreement of $5,413,779)............                              $204,634,866
    Cash....................................................................                                    17,190
    Receivable Capital Stock sold...........................................                                   945,809
    Dividends and interest receivable.......................................                                   281,253
    Receivable for investment securities sold...............................                                     4,540
                                                                                                          ------------
                                                                                                           205,883,658
LIABILITIES:
    Due to The Dreyfus Corporation..........................................               $    39,616
    Payable for Capital Stock redeemed......................................                 1,500,526
    Directors' fee payable--Note 2(c).......................................                    33,239
    Payable for futures variation margin....................................                    32,100
    Accrued expenses........................................................                        79       1,605,560
                                                                                           -----------    ------------
NET ASSETS..................................................................                              $204,278,098
                                                                                                          ------------

REPRESENTED BY:
    Paid-in capital.........................................................                              $168,578,232
    Accumulated undistributed investment income--net........................                                 1,104,437
    Accumulated undistributed net realized gain on investments..............                                 1,088,593
    Accumulated net unrealized appreciation on investments [including ($52,025)
      net unrealized (depreciation) on financial futures]--Note 3.............                              33,506,836
                                                                                                          ------------
NET ASSETS at value applicable to 16,022,681 shares outstanding
    (70 million shares of $.001 par value Capital Stock authorized).........                              $204,278,098
                                                                                                          ============
NET ASSET VALUE, offering and redemption price per share
    ($204,278,098 / 16,022,681 shares of Capital Stock outstanding).........                                    $12.75
                                                                                                                ======

             See notes to financial statements.

Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------------------------------
Statement of Operations                         Year ended October 31, 1995

INVESTMENT INCOME:
    Income:
      Cash dividends........................................................                $3,916,951
      Interest..............................................................                   380,457
                                                                                            ----------
            Total Income....................................................                              $ 4,297,408
    Expenses:
      Management fee--Note 2(c)..............................................                  551,025
      Directors' fees and expenses--Note 2(c)................................                   26,706
      Distribution fee--Note 2(b)............................................                    6,832
                                                                                            ----------
            Total Expenses..................................................                                   584,563
                                                                                                           -----------
            INVESTMENT INCOME--NET...........................................                                3,712,845
                                                                                                           -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 3:
      Net realized gain on investments......................................               $   160,593
      Net realized gain on financial futures;
      Long transactions.....................................................                   959,674
                                                                                            ----------

      Net Realized Gain.....................................................                                1,120,267
    Net unrealized appreciation on investments [including ($52,025)
      net unrealized (depreciation) on financial futures]...................                               32,124,097
                                                                                                          -----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                               33,244,364
                                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                              $36,957,209
                                                                                                          ===========

                    See notes to financial statements.

Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                         Year Ended October 31,
                                                                                    --------------------------------
                                                                                        1995                 1994
                                                                                    ------------        ------------
OPERATIONS:
    Investment income--net............................................              $  3,712,845        $  2,524,633
    Net realized gain on investments..................................                 1,120,267             479,171
    Net unrealized appreciation on investments for the year...........                32,124,097             876,438
                                                                                    ------------        ------------
      Net Increase In Net Assets Resulting From Operations............                36,957,209           3,880,242
                                                                                    ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor shares.................................................                   (86,823)            (1,186)
      Class R shares..................................................                (3,296,842)        (1,772,327)
    Net realized gain on investments:
      Investor shares.................................................                    (2,114)               --
      Class R shares..................................................                  (508,850)           (13,841)
                                                                                    ------------        ------------
      Total Dividends.................................................                (3,894,629)        (1,787,354)
                                                                                    ------------        ------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Investor shares.................................................                18,014,652             775,958
      Class R shares..................................................                78,667,021         123,501,816
    Dividends reinvested:
      Investor shares.................................................                    85,429               1,172
      Class R shares..................................................                 3,790,189           1,784,732
    Cost of shares redeemed:
      Investor shares.................................................               (19,863,189)           (396,829)
      Class R shares..................................................               (33,853,613)        (27,388,901)
                                                                                    ------------        ------------
      Increase In Net Assets From Capital Stock Transactions..........                46,840,489          98,277,948
                                                                                    ------------        ------------
        Total Increase In Net Assets..................................                79,903,069         100,370,836

NET ASSETS:
    Beginning of period...............................................               124,375,029          24,004,193
                                                                                    ------------        ------------
    End of year (including undistributed investmement income-net:
      $1,104,437 in 1995 and $775,257 in 1994)........................              $204,278,098        $124,375,029
                                                                                    ------------        ------------
                                                                                    ------------        ------------

                                                                                   Shares
                                                     ------------------------------------------------------------------
                                                           Investor Shares                       Class R Shares
                                                     ------------------------------        ----------------------------
                                                         Year Ended October 31,                Year Ended October 31,
                                                     ------------------------------        ----------------------------
                                                        1995                 1994*            1995              1994*
                                                     ----------            --------        ----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold...........................            1,538,481              77,042         6,713,863        12,100,667
    Shares issued for dividends reinvested                7,306                 117           349,258           177,979
    Shares redeemed.......................           (1,582,364)            (40,582)       (2,943,826)       (2,720,889)
                                                     ----------            --------        ----------        ----------
      Net Increase (Decrease) In
        Shares Outstanding................              (36,577)             36,577         4,119,295         9,557,757
                                                     ----------            --------        ----------        ----------
                                                     ----------            --------        ----------        ----------

----------------
* The Fund commenced selling Investor shares on April 18, 1994. Any shares outstanding prior to April 4, 1994 were designated Trust shares. Effective October 17, 1994, the Fund's Trust shares were redesignated Class R shares.

                     See notes to financial statements.

Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------------------------------
Financial Highlights

Reference is made to page 4 of the Fund's Prospectus dated March 1, 1996.

             See notes to financial statements.

Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Institutional S&P 500 Stock Index Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    On July 26, 1995, the Fund's Directors approved a change to the Fund's name, effective September 15, 1995, from "Dreyfus S&P 500 Stock Index Fund" to "Dreyfus Institutional S&P 500 Stock Index Fund."
    Prior to September 17, 1995, the Fund was authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares had identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001. The Fund currently offers Class R shares only. Effective September 17, 1995, the Fund converted to a single Class Fund, with the existing Investor class shares converted into Class R shares.
    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    (a) Portfolio Valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued to the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the

Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (d) Financial Futures: The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1995, and their related unrealized depreciation are set forth in the Statement of Financial Futures.
    (e) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of the net realized gains on the fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On November 2, 1995, the Board of Directors declared dividends from net investment income for the Class R shares in the amount of $0.0650 per share payable on November 3, 1995 to shareholders of record on November 2, 1995.
    (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliaties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and

Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. Prior to September 15, 1995, the Fund was contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .40 of 1% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (b) Distribution Plan: Prior to August 3, 1995, the Fund had a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period November 1, 1994 through August 2, 1995, the Investor shares were charged $6,832 pursuant to the Plan. Effective August 3, 1995 the Plan was terminated.
          (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $48,292,263 and $1,567,151, respectively.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $33,506,836, consisting of $38,830,665 gross unrealized appreciation and $5,323,829 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Institutional S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments and statement of financial futures, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statemen ts and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Institutional S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                            KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995




                DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
                         INVESTOR AND CLASS R SHARES
                                   PART B
                     STATEMENT OF ADDITIONAL INFORMATION
                                MARCH 1, 1996



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus International Equity Allocation Fund (formerly, the Laurel International Equity Allocation Fund) (the "Fund"), dated March 1, 1996, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc., an open-end management investment company (the "Company"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

           Call Toll Free 1-800-645-6561
           In New York City -- Call 1-718-895-1206
           On Long Island -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus" or the "Manager") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. ("Premier") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS
                                                                        Page
Investment Objective and Management Policies. . . . . . . . . . .       B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . .       B-16
Management Arrangements . . . . . . . . . . . . . . . . . . . . .       B-21
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . .       B-23
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . .       B-24
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . .       B-25
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . .       B-26
Determination of Net Asset Value. . . . . . . . . . . . . . . . .       B-29
Dividends, Other Distributions and Taxes. . . . . . . . . . . . .       B-30
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . .       B-34
Performance Information . . . . . . . . . . . . . . . . . . . . .       B-36
Information about the Fund. . . . . . . . . . . . . . . . . . . .       B-37
Custodian, Transfer and Dividend Disbursing Agent, Counsel
  and Independent Auditors. . . . . . . . . . . . . . . . . . . .       B-38
Financial Statements. . . . . . . . . . . . . . . . . . . . . . .       B-38


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

     Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and
(c) U.S. Treasury bonds generally have maturities of greater than ten years.

     In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank of Reconstruction and Development and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than set forth above, since it is not obligated to do so by law.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate of the underlying security.

Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Board of Directors. No more than 5% of the Fund's net assets will be invested in repurchase agreements at any one time.

     When-Issued Securities. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligation from then-available cash flow, the sale of segregated securities, the sale of other securities, and/or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Company's Board of Directors, the Manager or the sub-adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

Management Policies

     The Fund engages, except as noted, in the following practices in furtherance of its investment objective.

     Loans of Fund Securities. The Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

In determining whether to lend securities, the Manager and the sub-adviser consider all relevant factors and circumstances including the creditworthiness of the borrower.

     Derivative Instruments. As discussed in the Prospectus, the Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to adjust its risk exposure relative to the Benchmark, or to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, CCF S.A.M. and Dreyfus expect to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as CCF S.A.M. or Dreyfus develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. CCF S.A.M. and Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

     Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon the ability of CCF S.A.M. or Dreyfus to predict movements of the overall securities, currency and other markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because CCF S.A.M. projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.
These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures, options, currencies or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

     Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

     The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and
(iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the option's strike price). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The Fund may write only covered call options on securities. A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If the Fund has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     Foreign Currency Strategies - Special Considerations. The Fund may use Derivative Instruments on foreign currencies to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the values of which CCF S.A.M. or Dreyfus believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Contracts. A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. The Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

     Forward contracts may serve as long hedges -- for example, the Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges -- for example, the Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. CCF S.A.M. may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which CCF S.A.M. believes will bear a positive correlation to the value of the currency being hedged.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into a principal basis, no fees or commissions are involved. When the Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Swaps, Caps, Collars and Floors. Swap agreements, including interest rate, equity index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     The Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

     The Fund will enter into swaps, caps, collars and floors only with banks and recognized securities dealers believed by CCF S.A.M. or Dreyfus to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

     The Fund understands that it is the position of the staff of the SEC that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.


Investment Restrictions

     The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).

     2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

     The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

     2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     3.    The Fund shall not purchase oil, gas or mineral leases.

     4. The Fund will not purchase or retain the securities of any issuer if the officers, Directors of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

     5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     6. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon trading markets for the specific security.

     7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to be extent otherwise permitted by the 1940 Act.

     8. The Fund shall not purchase any security while borrowings representing more than 5% of Fund's total assets are outstanding.

     9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the Fund's transactions in future contracts and related options.

     11. The Fund will not invest more than 25% of the market value of the Fund's total assets in securities issued or guaranteed by a single Western European government or its agencies and instrumentalities.

As an operating policy, the Fund will not invest more the 25% of the value of the Fund's total assets, at the time of such purchase, in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Board of Directors may change this operating policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board of Directors.


                           MANAGEMENT OF THE FUND

                           PRINCIPAL SHAREHOLDERS


     The following shareholder(s) owned 5% or more of the outstanding Class R shares of the Fund at January 31, 1996: MBC Investment Corporation, Attn. Patricia Nerwinski, 4500 New Linden Hill Road, Wilmington, DE 19808-2922, 38% record; Boston and Company, P.O. Box 3198, Pittsburgh, PA 15230-3198, 5% record; Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 5%
record.



                      FEDERAL LAW AFFECTING MELLON BANK

     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, as well as the Manager's investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that these activities are consistent with its statutory and regulatory obligations.

     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations could prevent Mellon Bank or the Manager from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Directors would seek an alternative provider(s) of such services.

                           DIRECTORS AND OFFICERS


     The Company has a Board composed of twelve Directors which supervises the Company's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk (*). Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds" and Mr. DiMartino serves as a Board member for 93 other funds advised by Dreyfus).


o + RUTH MARIE ADAMS. Director of the Company; Professor of English and Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution.
     Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

o + FRANCIS P. BRENNAN. Chairman of the Board of Directors and Assistant Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company.
     Age: 78 years old. Address: Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.

o * JOSEPH S. DiMARTINO. Director of the Company since February 1995. Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President and a director of Dreyfus and Executive Vice President of Dreyfus Service Corporation, a wholly owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group Inc., a venture capital company; a trustee of Bucknell University and a director of the Muscular Dystrophy Association, Staffing Resources, Inc., Health Plans Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation. Age: 52 years old. Address: 200 Park Avenue, New York, New York 10166.

o + JAMES M. FITZGIBBONS. Director of the Company; Chairman, Howes Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
     Address:  40 Norfolk Road, Brookline, Massachusetts 02167.

o * J. TOMLINSON FORT. Director of the Company; Partner, Reed, Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o + ARTHUR L. GOESCHEL. Director of the Company; Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993. Since May 1991, Mr. Goeschel has served as Trustee of Sewickley Valley Hospital. Age: 73 years old. Address:
     Way Hallow Road and Woodland Road, Sewickley, Pennsylvania 15143.

o + KENNETH A. HIMMEL. Director of the Company; Director, The Boston Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. and Florida Hospitality Group; Managing Partner, Franklin Federal Partners. Age: 49 years old. Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

o * ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  Age:
     76 years old.  Address:  1817 Foxcroft Lane, Allison Park,
     Pennsylvania 15101.

o + STEPHEN J. LOCKWOOD. Director of the Company; President and CEO, LDG Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.

o + ROBERT D. MCBRIDE. Director of the Company; Director and Chairman, McLouth Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.

o + JOHN J. SCIULLO. Director of the Company; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

+ ROSLYN M. WATSON.  Director of the Company; Principal, Watson Ventures,
     Inc. Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc., Director, Massachusetts Electric company; Director, The Hyman Foundation, Inc., prior to February, 1993, Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the
     Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.


# MARIE E. CONNOLLY.  President and Treasurer of the Company; The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Company (March 1994 to September 1994); President, Funds Distributor, Inc. (since
     1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old.
     Address: One Exchange Place, Boston, Massachusetts  02109.

# FREDERICK C. DEY.  Vice President of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fund raising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: Premier Mutual Fund Services, Inc. One Exchange Place, Boston Massachusetts, 02109.

# ERIC B. FISCHMAN.  Vice President and Assisant Secretary (since January
     1996) of the Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds; Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (since August
     1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, New York 10166.

RICHARD W. HEALEY.  Vice President of the Company, The Dreyfus/Laurel Funds
     Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since March
     1994); Senior Vice President, Funds Distributor, Inc. (since March
     1993); Vice President, The Boston Company Inc., (March 1993 to May
     1993);  Vice President of Marketing, Calvert Group (1989 to March
     1993). Age: 41 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# MARGARET PARDO.  Assistant Secretary of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.


# JOHN E. PELLETIER.  Vice President and Secretary of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# JOHN J. PYBURN.  Assistant Treasurer of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.


JOSEPH F. TOWER, III.  Assistant Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus.
     From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 200 Park Avenue, New York, New York 10166.


____________________________
*    "Interested person" of the Company, as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by The Dreyfus Corporation.

     The officers and Directors of the Company as a group owned beneficially less than 1% of the Fund's total shares outstanding as of January 31, 1996.

     No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940
Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburses each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), for travel and out-of-pocket expenses.


     For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by each current Director from the Company and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:

                                                                        Total
                                          Pension or                    Compensation
                                          Retirement                    From the
                                          Benefits        Estimated     Company
                           Aggregate      Accrued as      Annual        and Fund
                           Compensation   Part of         Benefits      Complex Paid
                           From the       the Company's   Upon          to Board
Name of Board Member       Company #      Expenses        Retirement    Member
--------------------       ------------   -------------   ----------    ------------

Ruth M. Adams              $27,800        None            None          $ 34,500

Francis P. Brennan*         86,683        None            None           110,500

Joseph S. DiMartino**       None          None            None          $448,618***

James M. Fitzgibbons        27,795        None            None            34,500

J. Tomlinson Fort**         None          None            None             None

Arthur L. Goeschel          27,604        None            None            35,500

Kenneth A. Himmel           26,381        None            None            32,750

Arch S. Jeffery**           None          None            None            None

Stephen J. Lockwood         26,387        None            None            32,750

Robert D. McBride           27,800        None            None            35,500

John J. Sciullo             27,800        None            None            34,500

Roslyn M. Watson            27,795        None            None            34,550

#    Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,342 for the
Company.
*    Compensation of Francis Brennan includes $75,000 paid by the Dreyfus/Laurel Funds to be Chairman of the Board.
**   Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Company and the funds in the Dreyfus/Laurel
Funds.  For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Company were $17,563, $28,604 and $27,800, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds
(including the Company) were $23,500, $35,500 and $35,500, respectively.  In addition,
Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $3,186 for expenses attributable to the Company's Board meetings ($3,186 is not included in the $12,342 above).
***  Estimated amounts for the fiscal year ending October 31, 1995.



                           MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency service to the Fund. As Manager, Dreyfus manages the fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

     S.A.M. Finance, S.A. ("CCF SAM"), 115 Avenue des Champs-Elysees, Paris, France 75008, serves as investment sub-adviser for the Fund pursuant to a Sub-Advisory Agreement among the Company, CCF SAM and Mellon Bank dated July 18, 1994 (the "Sub-Advisory Agreement"), transferred to the Manager effective as of October 17, 1994. CCF SAM is a wholly-owned subsidiary of Credit Commercial de France ("CCF"), a French bank. Under the Management and Sub-Advisory Agreements, CCF SAM directs the investments of substantially all of the Fund's assets in accordance with its investment objective, policies and limitations. The Manager has overall responsibility for general management of the Fund, and for compliance with applicable law and the Fund's investment objective, policies and limitations. The Manager also directs investments of all assets not assigned to CCF SAM. For these services, the Fund pays a fee to the Manager, and the Manager pays a portion thereof to CCF SAM, at the rates stated in the Prospectus.

     The Management and Sub-Advisory Agreements will continue from year to year provided that a majority of the Directors who are not interested persons of the Company and either a majority of all Directors or a majority of the shareholders of the Fund approve the continuance. The Company may terminate the Agreements, without prior notice to the Manager or CCF SAM, upon the vote of a majority of the Board of Directors or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Manager or CCF SAM. The Manager may terminate the Management Agreement upon written notice to the Company; the Manager or CCF SAM may terminate the Sub-Advisory Agreement upon 60 days' notice to the other parties. The Management Agreement and the Sub-Advisory Agreement each will terminate immediately and automatically upon its assignment.

     The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling directors.

     For the period from August 12, 1994 (commencement of operations) through October 31, 1994, and for the fiscal year ended October 31, 1995, the Fund has had the following expenses:

                                    For the Fiscal Year Ended October 31,
                                    1995           1994

Management fees (gross of waiver)   $249,080       $29,370
Expense Reimbursement from
     investment manager              --            --
Management fees waived               --            --


                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the NYSE are open for business will be credited to the shareholder's Fund Account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year in which the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative NAV of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.


                              DISTRIBUTION PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan (Investor Shares Only)."

     Investor shares are subject to fees for distribution and shareholder services.

     Distribution Plan--Investor Shares. The Securities and Exchange Commission ("SEC") has adopted Rule 12b-l under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. With respect to the Investor shares of the Fund, the Company has adopted a Distribution Plan ("Plan"), and may enter into Agreements with Agents pursuant to the Plan.

     Under the Plan, the Fund may spend annually up to 0.25% of the average daily net assets attributable to Investor shares for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, the Fund's Investor shares.

     The Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without approval of the Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Company or the Manager (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable, as to the Fund's Investor shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the outstanding shares of the such class of the Fund.

     For the fiscal year ended October 31, 1995, the Fund paid $5,612 pursuant to the Plan.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                               Transfer Agent's
     Transmittal Code          Answer Back Sign

     144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contracting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a SEP-IRA with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6551. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

     New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

     The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     General. To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund -- which is treated as a separate corporation for federal tax purposes-- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contacts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value its total assets may be invested in securities (other than U.S. government securities or securities of other RICs) of any one issuer.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to the shareholders for the year in which that December 31 falls.

     If Fund shares are sold at a loss after being held six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of capital gain distributions on those shares.
Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     If the Fund retains net capital gain (the excess of net long-term capital gain over net short-term capital loss) for reinvestment, although it has no plans to do so, it may elect to treat such amounts as having been distributed to its shareholders. As a result, the shareholders would be subject to tax on the undistributed net capital gain, would be able to claim their proportionate share of the federal income tax paid by the Fund on that gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in their basis for their Fund shares.

     Hedging Transactions. The Fund may employ hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts. The use of these strategies involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts, other than those on foreign currencies, will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider, when it engages in hedging strategies, whether it should seek to qualify for this treatment. To the extent the Fund does not qualify therefor, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

     Certain futures contracts in which the Fund may invest are "section 1256 contracts." Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, are treated as long-term capital gain or loss, and the balance is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the 4% excise tax described in the Prospectus ("Excise Tax").

     Certain futures contracts entered into by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. In addition, losses realized by the Fund on straddle positions may be deferred under the straddle rules. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made.

     Passive Foreign Investment Companies. The Fund may invest in the stock of foreign corporations that are classified as "passive foreign investment companies" ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is passive income. If the Fund holds stock of a PFIC, an "excess distribution" received with respect to the stock and gain from the disposition of the stock (collectively "PFIC income") will be treated as having been realized ratably over the entire period during which the Fund held the stock. The Fund itself will be subject to tax on the portion, if any, of the PFIC income that is allocated to the part of that holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in those prior taxable years), even if the Fund distributes the corresponding income to shareholders. All PFIC income is taxable as ordinary income.

     The Fund may elect alternative tax treatment with respect to any PFIC stock that it holds. Under such an election, the Fund generally would be required to include in its gross income each year its share of the PFIC's earnings and capital gains for the year, regardless of whether any distributions are received from the PFIC, and the special rules in the preceding paragraph would not apply; the amount so included in the Fund's income would have to be distributed to its shareholders to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of such a PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

     Foreign Currency Gains and Losses. Gains and losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of a debt security denominated in a foreign currency, or of an option or forward contract on a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security, option or contract and the date of disposition also are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

     Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election ("Election") with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign or U.S. possessions' income taxes paid by it. Pursuant to the Election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes,
(2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possession sources as his or her own income from those sources and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Generally, a credit for foreign taxes may not exceed the shareholder's federal income tax attributable to his total foreign source taxable income. The Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes the Election.

     Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Foreign Shareholders - Income Not Effectively Connected. If a foreign shareholder's income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of the Fund's investment company taxable income generally will be subject to U.S. federal withholding tax of 30% (or lower treaty rate) on the gross amount of the distribution. Foreign shareholders also may be subject to U.S. federal withholding tax on deemed income resulting from any Election made by the Fund regarding foreign taxes paid by it as paid by its shareholders (see discussion above), but foreign shareholders will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

     Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of net long-term capital gain over net short-term capital loss) generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold federal income tax at a rate of 31% from capital gain distributions and the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

     Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's income from the Fund is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of Fund shares will be subject to federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

     Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.

     State and Local Taxes. Depending on the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                           PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are placed on behalf of the Fund by the Manager or CCF SAM. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. The Manager or CCF SAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. The Manager or CCF SAM also places transactions for other accounts that it provides with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, the Manager or CCF SAM each will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which the Manager or CCF SAM or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to the Manager or CCF SAM in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of the Manager or CCF SAM may be useful to these organizations in carrying out their obligations to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

     The Company's Board of Directors periodically reviews the Manager's and CCF SAM's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Although the Manager and CCF SAM manage other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by the Manager or CCF SAM. Simultaneous transactions may occur when several accounts are managed by the same investment adviser, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Manager or CCF SAM to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining the Manager or CCF SAM as investment advisers to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     During the period from August 12, 1994 (commencement of operations) to October 31, 1994, the Fund paid no brokerage commissions. During the fiscal year ended October 31, 1995 the Fund paid brokerage commissions of $31,984.

     Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. The Fund commenced operations August 12, 1994, and its portfolio turnover rates for the period ended October 31, 1994 and for the fiscal year ended October 31, 1995, were 0% and 64.85%, respectively.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for the period September 15, 1995 to October 31, 1995 for Investor and Class R was 1.28% and 1.42%, respectively. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Average annual total return (expressed as a percentage) for Investor shares of the Fund for each of the periods noted was:
                               Average Annual Total Return for the
                               Periods Ended October 31, 1995

                          1 Year    5 Years   10 Years  Inception

Investor Shares           0.67%       __        __      1.13%
                                                        (9/15/94)

Inception date appears in parentheses following the average annual total return since inception.

     Average annual total return (expressed as a percentage) for Class R shares of the Fund for each of the periods noted was:

                               Average Total Return for the
                               Periods Ended October 31, 1995

                          1 Year    5 Years   10 Years  Inception

Class R Shares              0.81%     __        __       1.26%
                                                        (9/15/94)

Inception date appears in parentheses following the average annual total return since inception.

     Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Morgan Stanley Capital International-Europe Australia Far East Index; (ii) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (v) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     Each Fund will send annual and semi-annual financial statements to all its shareholders.


         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                          AND INDEPENDENT AUDITORS

     Boston Safe Deposit and Trust Company, One Boston Place, Boston, MA 02109, is the Fund's custodian. Dreyfus Transfer, Inc., Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Boston Safe Deposit and Trust Company, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Kirkpatrick & Lockhart, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

     KPMG Peat Marwick LLP was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.


                            FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended October 31, 1995, including notes to the financial statements and supplementary information and the Independent Auditors' Report, are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of
Additional Information.   The financial statements from the Annual Report
are incorporated herein by reference.

Dreyfus International Equity Allocation Fund                 October 31, 1995
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS INTERNATIONAL
  EQUITY ALLOCATION FUND INVESTOR SHARES AND CLASS R SHARES AND THE MORGAN
        STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST
                         (EAFE(R)) INDEX

                                                        Morgan Stanley
                                                           Capital
                    International    International      International
                        Equity           Equity             Europe,
                      Allocation       Allocation         Australasia,
                    Fund (Investor        Fund             Far East
                     Class Shares)   (Class R Shares)  (EAFE(R)) Index*

      9/15/94           10,000            10,000            10,000
     10/31/94           10,050            10,050            10,008
      1/31/95            9,386             9,390             9,218
      4/30/95           10,027            10,032            10,133
      7/31/95           10,338            10,342            10,449
     10/31/95           10,128            10,142             9,970

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
-----------------------------------------------------------------------------

       Investor Class Shares                     Class R Shares
  --------------------------------        -------------------------------
       Period ended 10/31/95                  Period ended 10/31/95
  --------------------------------        -------------------------------
  1 Year                      0.67%       1 Year                     0.81%
  From Inception (9/15/94)    1.13        From Inception (9/15/94)   1.26

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor Class shares and Class R shares of Dreyfus International Equity Allocation Fund on 9/15/94 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration
Mark) Index on that date. For comparative purposes, the value of the Index on 8/31/94 is used as the beginning value on 9/15/94. All dividends and capital gain distributions are reinvested.

The Fund's objective is to exceed the total return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index through active stock selection, country allocation and currency allocation. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
Statement of Investments                                     October 31, 1995

Common Stocks--98.7%                                                                Shares        Value
------------------------------------------------------------------------------     --------    -----------
             Australia--2.6%   Amcor .........................................      24,000     $   179,603
                               Broken Hill Proprietary .......................       3,009          40,686
                               Coca Cola Amatil ..............................      18,750         144,875
                               ICI Australia .................................       1,000           6,844
                               Pacific Dunlop ................................       5,912          14,297
                               Westpac Banking ...............................      17,000          69,684
                                                                                               -----------
                                                                                                   455,989
                                                                                               -----------
                Austria--.3%   Oesterreichische El Wirtsch ...................         300          18,311
                               Strabag Oesterreich AG ........................         300          29,963
                                                                                               -----------
                                                                                                    48,274
                                                                                               -----------
               Belgium--1.4%   Electrabell VVPR ..............................          50          11,205
                               Fortis AG .....................................         100          10,721
                               Fortis VVPR AG ................................           2             216
                               Petrofina SA ..................................         600         186,051
                               Solvay Et Cie, Series A, NPV ..................          50          25,207
                                                                                               -----------
                                                                                                   233,400
                                                                                               -----------
               Denmark--1.1%   Danisco .......................................       4,000         182,350
                                                                                               -----------
                Finland--.4%   Kone B ........................................         400          36,488
                               Nokia AB, Class K .............................         200          11,691
                               Pohjola Insurance Co., Class B ................       1,000          14,614
                                                                                               -----------
                                                                                                    62,793
                                                                                               -----------
                France--9.2%   Accor .........................................         102          12,137
                               Banque Nationale de Paris .....................       1,012          41,723
                               CPR Cie Parisienne De Reescompte ..............         800          61,607
                               Cap Gemini Sogeti .............................       3,000 (a)      82,949
                               CarnaudMetalbox ...............................       1,400          58,781
                               Carrefour .....................................         150          88,233
                               Casino Guichard Perrachon Et Cie ..............         200           5,734
                               Chargeurs .....................................          10           2,060
                               Compagnie Bancaire SA .........................       1,533         159,187
                               Compagnie De St. Gobain .......................         419          50,031
                               Compagnie Financiale (Paribas).................       1,555          85,672
                               Credit Foncier de France ......................         351           6,505
                               L'Oreal .......................................          50          12,237

Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
          France (continued)   Pechiney International ........................         600     $    13,689
                               Peugeot .......................................         200          26,093
                               Pinault-Printemps Redante .....................         550         119,406
                               Rhone-Poulenc .................................       3,068          66,983
                               SAGEM .........................................         200         111,418
                               Saint Louis Bouchon ...........................         100          28,796
                               Salomon .......................................         400         231,209
                               Sanofi ........................................       1,600         102,209
                               Sefimeg Ste Francaise .........................         100           6,635
                               Simco-Union Pout L'Habitation .................         104           8,413
                               Societe National Elf Aquitaine ................       1,857         126,652
                               Sommer-Allibert ...............................         100          26,482
                               Thomson CSF ...................................       1,044          21,788
                               Total B .......................................          12             742
                               Unibail .......................................         200          18,453
                               Union Immobiliere De France ...................         150          12,589
                                                                                               -----------
                                                                                                 1,588,413
                                                                                               -----------
               Germany--7.6%   Agiv AG .......................................       6,500         136,647
                               BASF AG .......................................       1,800         395,036
                               Bayer AG ......................................         300          79,772
                               Bilfinger & Berger Bau AG .....................          50          18,394
                               Brau Und Brunnen ..............................          50           8,487
                               Ckag Colonia Koncern ..........................           7 (a)       5,468
                               Continental AG ................................       1,000          14,133
                               Daimler-Benz AG ...............................         200          96,377
                               Dresdner Bank .................................       5,000         133,522
                               Dyckeroff AG ..................................         200          88,068
                               Linde AG.......................................         100          61,434
                               RWE Aktiengesellschaft ........................         300         106,747
                               Schering AG  ..................................       1,000          69,744
                               Siemen AG .....................................         200         104,829
                                                                                               -----------
                                                                                                 1,318,658
                                                                                               -----------
             Hong Kong--3.1%   Cheung Kong (Holdings) ........................      25,000         140,994
                               China Light & Power ...........................       8,740          46,577
                               HSBC Holdings PLC .............................       3,756          54,656


Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
       Hong Kong (continued)   Hong Kong & China Gas..........................      57,600     $    93,504
                               Hong Kong Telecommunications...................      22,700          39,639
                               Shangri-La Asia................................     100,000         110,593
                               South China Morning Post.......................      90,000          52,386
                               Sun Hung Kai Properties........................         220           1,757
                                                                                               -----------
                                                                                                   540,106
                                                                                               -----------
                 Italy--1.9%   Aedes Spa-Ligure Lombard.......................       5,000          28,284
                               Assicurazioni Generali.........................       1,200          28,020
                               Fiat SPA.......................................      20,000          65,241
                               Italgas........................................      30,000          79,951
                               Mediobanca.....................................      10,000          66,939
                               Telecom Italia Mobile..........................      30,680          51,583
                               Telecom Italia Mobile SPA......................       5,680 (a)       8,639
                                                                                               -----------
                                                                                                   328,657
                                                                                               -----------
                Japan--42.1%   Ajinomoto......................................      20,800         205,658
                               Asahi Chemical Industry........................      70,900         498,399
                               Asahi Glass....................................         800           7,831
                               Bank of Tokyo..................................      13,000         189,623
                               Bridgestone....................................         400           5,560
                               Canon..........................................       2,100          35,976
                               Chugai Pharmaceutical..........................         400           3,657
                               Dai-Ichi Kango Bank............................       4,210          71,300
                               Dai Nippon Printing............................         800          12,765
                               Dai-Tokoy Fire & Marine Insurance..............      11,000          70,748
                               Daido Steel....................................         200             890
                               Daiichi Pharmaceutical.........................       5,000          69,995
                               Daikyo Kanko...................................       2,000          13,372
                               Daishowa Paper Manufacturing...................         400 (a)       2,940
                               Daiwa House Industry...........................       8,400         125,814
                               Denki Kagaku Kougyo............................         600 (a)       2,020
                               Fuji Bank......................................       4,900          91,140
                               Fuji Photo Film................................         200           4,953
                               Fujita.........................................      17,000          77,386
                               Fujitsu........................................         800           9,554
                               Furukawa Electric..............................      13,000          58,414
                               Haseko.........................................      12,000          42,760


Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
           Japan (continued)   Hitachi........................................      13,900     $   142,878
                               Honda Motor....................................         400           6,970
                               House Food Industrial..........................         220           4,005
                               Industrial Bank of Japan.......................       2,200          60,088
                               Ito-Yokado.....................................       1,000          54,723
                               Itochu.........................................       1,500           8,898
                               Japan Air Lines................................       3,600 (a)      21,674
                               Japan Energy...................................         600           1,721
                               Joyo Bank......................................         420           3,017
                               Kajima.........................................         800           7,393
                               Kamigumi.......................................         400           3,622
                               Kandenko.......................................          96           1,184
                               Kansai Electric Power..........................       5,999         140,955
                               Kawasaki Steel.................................      16,600          55,252
                               Kinki Nippon Railway...........................         966           7,470
                               Kirin Brewery..................................       7,000          70,582
                               Komatsu........................................         600           4,698
                               Konica.........................................      25,000         167,645
                               Kumagai-Gumi...................................      27,000         103,612
                               Kyocera........................................         200          16,407
                               Kyushu Electric Power..........................         101           2,392
                               Mabuchi Motor..................................       1,000          60,597
                               Maeda Road Construction........................         200           3,582
                               Marubeni.......................................      74,000         360,763
                               Marudai Food...................................         200           1,350
                               Maruha.........................................         400 (a)       1,174
                               Marui..........................................       3,000          51,982
                               Matsushita Electric Works......................      10,400         147,626
                               Mitsubishi.....................................      31,000         342,927
                               Mitsubishi Bank................................         210           4,111
                               Mitsubishi Chemical............................         900           4,088
                               Mitsubishi Heavy Industries....................      44,700         345,259
                               Mitsubishi Trust & Banking.....................         200           2,799
                               Mitsui & Company...............................         400           3,187
                               Mitsui Marine & Fire Insurance.................         600           3,612
                               Mitsui Trust & Banking.........................         600           4,804
                               NEC............................................         800          10,572

Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
           Japan (continued)   Nikon..........................................         600     $     8,575
                               Nippon Express.................................       8,000          65,002
                               Nippon Fire & Marine Insurance.................      38,000         204,601
                               Nippon Light Metal.............................         400           2,169
                               Nippon Oil.....................................         800           4,252
                               Nippon Steel...................................       5,100          16,925
                               Nippon Yusen Kaisha............................         800           4,283
                               Nomura Securities..............................       4,000          73,225
                               Oji Paper......................................      30,000         275,770
                               Orient.........................................      26,000         118,100
                               Orix...........................................       2,000          70,484
                               Sakura Bank....................................       8,600          83,348
                               Sanwa Shutter..................................         200           1,360
                               Sekisui House..................................      12,000         138,619
                               Seven-Eleven Japan NPV.........................         108           7,210
                               Sharp..........................................       8,000         111,209
                               Shimachu.......................................       4,000         105,726
                               Shizuoka Bank..................................         400           4,738
                               Snow Brand Milk Products.......................         500           3,279
                               Sony...........................................         940          42,329
                               Sumitomo Bank..................................      14,307         253,506
                               Sumitomo Coal Mining...........................      22,000          93,039
                               Sumitomo Electric Industries...................         800           9,241
                               Sumitomo Marine & Fire.........................       6,000          42,878
                               Sumitomo Metal Industries......................      40,000 (a)     108,467
                               Sumitomo Trust & Banking.......................         850           9,818
                               Takeda Chemical Industries.....................       1,000          14,096
                               Tokai Bank.....................................       6,800          71,228
                               Tokio Marine & Fire Insurance..................         800           8,223
                               Tokyo Broadcasting System......................      12,000         176,211
                               Tokyo Electric Power...........................       1,272          33,387
                               Tokyo Tatemono.................................      11,000          44,366
                               Tokyu..........................................      11,820          75,328
                               Toppan Printing................................      12,000         158,590
                               Toray Industries...............................      21,000         131,365
                               Toshiba........................................      10,000          72,540
                               Toyo Engineering...............................       5,000          27,410
                               Toyobo.........................................       1,200           3,947


Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
           Japan (continued)   Toyota Motor...................................      25,014     $   465,262
                               Ube Industries.................................         600           1,985
                               Yakult Honsha..................................         200           2,545
                               Yamatake Honeywell.............................       5,000          68,037
                               Yamato Transport...............................         400           4,307
                               Yasuda Trust & Banking.........................      43,000         192,373
                               Yokogawa Electric..............................       2,900          22,143
                                                                                               -----------
                                                                                                 7,265,870
                                                                                               -----------
              Malaysia--2.0%   Malayan Banking Berhad.........................       7,000          56,518
                               Perusahaan Otomobil............................       9,000          32,256
                               Renong Berhad..................................      14,000          21,394
                               Resorts World Berhad...........................      23,000         112,327
                               Tanjong........................................      45,000         113,432
                                                                                               -----------
                                                                                                   335,927
                                                                                               -----------
           Netherlands--3.7%   Akzo Nobel.....................................         800          91,044
                               Elsevier.......................................      15,000         193,797
                               Ihc Caland.....................................       3,000          85,307
                               Internationale Nederlanden Groep...............       1,025          61,084
                               Philips Electronics............................       3,000         115,896
                               Royal Dutch Petroleum..........................         100          12,406
                               Stad Rotterdam.................................       3,040          83,749
                                                                                               -----------
                                                                                                   643,283
                                                                                               -----------
            New Zealand--.4%   Fisher & Paykel................................      23,446          76,296
                                                                                               -----------
                 Norway--.6%   Aker...........................................       8,500         107,223
                                                                                               -----------
             Singapore--1.1%   Keppel.........................................      10,000          82,094
                               Singapore Airlines.............................      11,000         101,982
                                                                                               -----------
                                                                                                   184,076
                                                                                               -----------
                 Spain--1.6%   Banco Bilbao Vizcaya...........................       1,800          55,032
                               Empresa Nacional De Electricidad...............       1,400          69,655


Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
           Spain (continued)   Fomento de Construcciones y Contratas..........         700     $    49,459
                               Repsol.........................................       1,100          32,864
                               Telefonica de Espana...........................       6,000          75,740
                                                                                               -----------
                                                                                                   282,750
                                                                                               -----------
                Sweden--2.0%   Asea...........................................       2,000         197,543
                               Astra..........................................       2,000          72,381
                               Esselte........................................       4,000          58,810
                               Stora Kopparbergs..............................       1,000          12,139
                                                                                               -----------
                                                                                                   340,873
                                                                                               -----------
           Switzerland--5.8%   BBC Brown Boveri & Cie, Series A...............          63          73,070
                               CS Holding (Regd Shrs).........................       1,000         102,157
                               Ciba Geigy.....................................         100          86,305
                               Ciba Geigy (Regd Shrs).........................          45          38,956
                               Jelmoli Holdings...............................         200          95,992
                               Nestle.........................................         103         107,943
                               Roche Holding..................................          39         283,360
                               Sandoz.........................................          50          41,611
                               Sandoz (Regd Shrs).............................          55          45,385
                               Schweizerische Bankgesellschaft................         121         131,070
                                                                                               -----------
                                                                                                 1,005,849
                                                                                               -----------
       United Kingdom--11.8%   Allied Irish Banks.............................      26,036         131,753
                               Barclays.......................................      14,496         170,275
                               British Petroleum..............................       8,134          59,900
                               British Telecommunications.....................      21,000         125,080
                               Grand Metropolitan.............................         739           5,120
                               Hanson.........................................      33,434         102,479
                               Marks & Spencer................................      12,000          80,492
                               Meyer International............................      12,274          67,961
                               National Westminster Bank......................      12,351         123,390
                               Northumbrian Water.............................      10,000         156,934
                               Redland........................................      29,000         159,884
                               Reed International.............................       3,000          45,656
                               Scapa Group....................................      28,241         104,544
                               Smithkline Beecham Cl A........................      20,295         212,064


Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
  United Kingdom (continued)   St. James Place Capital........................      30,000     $    55,528
                               TSB Group......................................      40,000         236,043
                               Tesco..........................................       5,560          26,387
                               Trafalgar House................................      30,000          10,797
                               Williams Holdings..............................      16,000          79,353
                               Wolseley.......................................      12,184          75,558
                                                                                               -----------
                                                                                                 2,029,198
                                                                                               -----------
                               Total Common Stocks
                                 (cost $16,982,912)...........................                 $17,029,985
                                                                                               -----------

Preferred Stocks--.4%
------------------------------------------------------------------------------
                    Germany;   Friedrich Grohe
                                 (cost $84,265)...............................         300     $    72,017
                                                                                               -----------

TOTAL INVESTMENTS (cost $17,067,177)..........................................       99.1%     $17,102,002
                                                                                    ------     -----------
CASH AND RECEIVABLES (NET)....................................................        0.9%     $   159,985
                                                                                    ------     -----------
NET ASSETS....................................................................      100.0%     $17,261,987
                                                                                    ------     -----------
                                                                                               -----------

Note to Statement of Investments;
------------------------------------------------------------------------------
(a) Non-income producing.

                                      See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                            October 31, 1995

ASSETS:
    Investments in securities, at value
      (cost $17,067,177)--See Statement of Investments......................                                $17,102,002
    Receivable for investment securities sold...............................                                    155,979
    Dividends receivable....................................................                                     62,961
    Net unrealized appreciation on forward currency exchange
      contracts--Note 1(d)..................................................                                     61,139
                                                                                                            -----------
                                                                                                             17,382,081
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................                 $   1,428
    Cash overdraft due to Custodian.........................................                   116,258
    Directors' fee payable..................................................                     2,408          120,094
                                                                                             ---------      -----------
NET ASSETS..................................................................                                $17,261,987
                                                                                                            -----------
                                                                                                            -----------
REPRESENTED BY:
    Paid-in capital.........................................................                                $16,672,149
    Accumulated undistributed investment income--net........................                                     76,362
    Accumulated undistributed net realized gain on investments..............                                    414,513
    Accumulated net unrealized appreciation on investments and
      foreign currency transactions.........................................                                     98,963
                                                                                                            -----------
NET ASSETS at value.........................................................                                $17,261,987
                                                                                                            -----------
                                                                                                            -----------

NET ASSET VALUE, offering and redemption price per share:
    Investor Shares
      (24 million shares of $.001 par value Capital Stock authorized)
      ($4,088,358 / 404,465 shares of capital stock outstanding)............                                     $10.11
                                                                                                                 ------
                                                                                                                 ------
    Class R Shares
      (36 million shares of $.001 par value Capital Stock authorized)
      ($13,173,629 / 1,302,133 shares of capital stock outstanding).........                                     $10.12
                                                                                                                 ------
                                                                                                                 ------

                         See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Operations                             Year ended October 31, 1995

INVESTMENT INCOME:
    Cash dividends (net of $38,500 withheld at source)......................                  $314,253
    Interest................................................................                    18,163
                                                                                              --------
      Total Income..........................................................                                   $332,416
    Expenses:
      Investment management fee--Note 2(a,b)................................                   249,080
      Distribution fee (Investor shares)-Note 2(c)..........................                     5,612
      Directors' fees and expenses--Note 2(d)...............................                     1,273
                                                                                              --------
          Total Expenses....................................................                                    255,965
                                                                                                               --------
          INVESTMENT INCOME--NET............................................                                     76,451
                                                                                                               --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments and foreign currency
      transactions--Note 1(c)...............................................                $  218,728
    Net realized gain on forward currency exchange contracts--Note 1(d).....                   195,785
                                                                                              --------
      Net Realized Gain.....................................................                                    414,513
    Net unrealized appreciation on investments and foreign currency
      transactions-Note 1(c)................................................                                     60,242
                                                                                                               --------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................                                   474,755
                                                                                                               --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                   $551,206
                                                                                                               --------

                     See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                       ------------------------------
                                                                                           1995              1994*
                                                                                       -----------        -----------
    Investment income--net...............................................              $    76,451        $    43,960
    Net realized gain (loss) on investments..............................                  414,513            (16,876)
    Net unrealized appreciation on investments for the year..............                   60,242             38,721
                                                                                       -----------        -----------
      Net Increase In Net Assets Resulting From Operations...............                  551,206             65,805
                                                                                       -----------        -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor Shares....................................................                     (180)             --
      Class R Shares.....................................................                  (26,993)             --
                                                                                       -----------        -----------
        Total Dividends..................................................                  (27,173)             --
                                                                                       -----------        -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Investor Shares....................................................                  671,731             69,682
      Class R Shares.....................................................                7,539,619         11,819,150
    Issued in exchange for shares of Dreyfus/Laurel International Fund;
      Investor Shares....................................................                6,499,140              --
    Dividends reinvested:
      Investor Shares....................................................                       70              --
      Class R Shares.....................................................                   12,651              --
    Cost of shares redeemed:
      Investor Shares....................................................               (3,340,391)              (100)
      Class R Shares.....................................................               (6,559,623)           (39,780)
                                                                                       -----------        -----------
        Increase In Net Assets From Capital Stock Transactions...........                4,823,197         11,848,952
                                                                                       -----------        -----------
          Total Increase In Net Assets...................................                5,347,230         11,914,757
NET ASSETS:
    Beginning of year....................................................               11,914,757              --
                                                                                       -----------        -----------
    End of year (including undistributed investment income--net of
      $76,362 in 1995 and $27,084 in 1994)...............................              $17,261,987        $11,914,757
                                                                                       -----------        -----------
                                                                                       -----------        -----------

                                                             Investor Shares                       Class R Shares
                                                         ------------------------            -------------------------
                                                           Year Ended October 31,               Year Ended October 31,
                                                         ------------------------            -------------------------
                                                            1995            1994*              1995             1994*
                                                         --------         --------           -------          --------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.....................................      266,245           7,045            773,150         1,181,714
    Shares issued in connection with the acquisition
      of Dreyfus/Laurel International Fund                470,442             --                 --                --
    Shares issued for dividends reinvested                      7             --               1,314               --
    Shares redeemed.................................     (339,264)            (10)          (650,043)           (4,002)
                                                         --------          ------           --------         ---------
      Net Increase In Shares Outstanding............      397,430           7,035            124,421         1,177,712
                                                         --------          ------           --------         ---------
                                                         --------          ------           --------         ---------

--------------
* The Fund commenced operations on August 12, 1994.

                     See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Financial Highlights

Reference is made to pages 5 and 6 of the Fund's Prospectus dated March 1, 1996.

                      See notes to financial statments.

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

          The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus International Equity Allocation Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
          Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
          The Fund is currently authorized to issue two classes of shares:
Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.
          Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
          (a) Portfolio Valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked priced is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the offsetting rate.
          (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
          (c) Foreign Currency Transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

          Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

          (d) Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities. At October 31, 1995, the following summarizes open forward currency exchange contracts:

                                                          Foreign                          U.S. Dollar       Unrealized
                                                          Currency                           Value at       Appreciation
Forward Currency Sale Contracts,                           Amount           Proceeds         10/31/95      (Depreciation)
________________________________                        ___________       __________       ___________     _____________
Danish Krone, expiring 11/1/95.............                 18,480        $    3,378        $    3,383        $    (5)
German Deutschmarks, expiring 11/24/95.....              1,000,000           709,522           710,985         (1,463)
Japanese Yen, expiring 11/21/95............            120,000,000         1,240,695         1,178,088         62,607
                                                                                                              -------
                                                                                                              $61,139
                                                                                                              -------
                                                                                                              -------

          (e) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distributio n requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

          (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

          The Fund has an unused capital loss carryover of approximately $1,563,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund's merger with Dreyfus Laurel International Funds. If not applied, $1,536,000 of the carryover expires in fiscal 2000 and $27,000 expires in fiscal 2002.

NOTE 2 -- Investment Management Fee and Other Transactions with Affiliates:

          (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

          (b) Sub-Advisory Agreement: S.A.M. Finance, S.A. (the "Sub-Advisor"), a wholly-owned subsidiary of Credit Commercial de France, serves as the Fund's Sub-Advisor pursuant to a sub-advisory agreement among the Fund, the Sub-Advisor and the Manager. For its services, the Sub-Advisor is paid an annual fee of .25% of the value of the Fund's average daily net assets and is paid by the Manager out of its fee.

          (c) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $5,612.

          Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

          (d) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3 -- Securities Transactions:

          The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the year ended October 31, 1995 amounted to $11,310,006 and $10,440,123, respectively.

          At October 31, 1995, accumulated net unrealized depreciation on investments and foreign currency contracts was $95,964, consisting of $1,368,906 gross unrealized appreciation and $1,272,942 gross unrealized depreciation, excluding foreign currency transactions.

          At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4 -- Reorganization:

          On April 19, 1995, the Dreyfus/Laurel International Equity Allocation Fund, acquired the assets and certain liabilities of the Dreyfus Laurel International Fund, in exchange for shares of the Dreyfus/Laurel International Equity Allocation Fund, pursuant to a plan of reorganization approved by Dreyfus/Laurel International Fund shareholders on May 1, 1995. Total shares issued by Dreyfus/Laurel International Equity Allocation Fund and the total net asets of Dreyfus International Fund acquired are set forth in the Statement of changes in net assets.

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus International Equity Allocation Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 1995 and for the period from August 12, 1994 (commencement of operations) to October 31, 1994, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus International Equity Allocation Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                   KPMG Peat Marwick LLP


Pittsburgh, Pennsylvania
December 15, 1995






                        STATEMENT OF ADDITIONAL INFORMATION
                                   MARCH 1, 1996

                          THE DREYFUS/LAUREL FUNDS, INC.
                                  200 Park Avenue
                                New York, NY  10166

                        For information call 1-800-645-6561

         This Statement of Additional Information, which is not a prospectus, supplements and should be read only in conjunction with each Fund's current prospectus, dated March 1, 1996, as it may be revised from time to time.
The Funds listed below are separate, diversified portfolios of The Dreyfus/Laurel Funds, Inc. (formerly, "The Laurel Funds, Inc.") (the "Company"), an open-end management investment company that offers shares of common stock of these Funds. Shares of the Funds are offered without sales commissions.

         Dreyfus Money Market Reserves ("Money Market Reserves") (formerly, the "Dreyfus/Laurel Money Market Reserves")
         Dreyfus U.S. Treasury Reserves ("U.S. Treasury Reserves") (formerly, the "Dreyfus/Laurel U.S. Treasury Reserves")
         Dreyfus Municipal Reserves ("Municipal Reserves") (formerly, the "Dreyfus/Laurel Municipal Reserves")
         Dreyfus Institutional Prime Money Market Fund ("Institutional Prime Fund") (formerly, the "Dreyfus/Laurel Institutional Prime Money Market
Fund")
         Dreyfus Institutional Government Money Market Fund ("Institutional Government Fund") (formerly, the "Dreyfus/Laurel Institutional Government
Money Market Fund")
         Dreyfus Institutional U.S. Treasury Money Market Fund ("Institutional U.S. Treasury Fund") (formerly, the "Dreyfus/Laurel Institutional U.S.
Treasury Money Market Fund")

         The Dreyfus Corporation ("Dreyfus") serves as the Funds' investment manager.

         Premier Mutual Fund Services, Inc. ("Premier") is the distributor of the Funds' shares.

         To obtain a copy of these Prospectuses, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

                         Call Toll Free 1-800-645-6561
                         In New York City - Call 1-718-895-1206
                         On Long Island - Call 516-794-5452


                             TABLE OF CONTENTS

                                                                       Page

General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Investment Information and Risk Factors. . . . . . . . . . . . . . . . . .3

Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . . . .9

Principal Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . 11

Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . 12

Investment Management and Other Services . . . . . . . . . . . . . . . . 17

Federal Law Affecting Mellon Bank. . . . . . . . . . . . . . . . . . . . 20

Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . 21

Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . 23

Dividends, Other Distributions and Taxes . . . . . . . . . . . . . . . . 25

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . 28

Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29



                             GENERAL INFORMATION

         Municipal Reserves. The Municipal Reserves may invest more than 25% of its assets in industrial development bonds, in participation interests therein issued by banks, and in municipal securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets or revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets or revenues of the non-governmental user, the non-governmental user will be deemed to be the sole issuer of the bond.

         The Municipal Reserves will invest in securities, including the foregoing types of securities, only if the investments are of a type which would satisfy the requirements of Rule 2a-7 promulgated under the Investment Company Act of 1940 ("1940 Act") and only to the extent permitted by the Municipal Reserves' investment limitations. Accordingly, if the creating agency, authority, instrumentality or other political subdivision or some other entity, such as an insurance company or other corporate obligor, guarantees a security purchased by the Municipal Reserves or a bank issues a letter of credit in support of a security purchased by the Municipal Reserves, the Fund will not purchase any security which, as to 75% of the value of all securities held by the Fund, would result in the value of all securities issued or guaranteed by a single guarantor or issuer of letters of credit exceeding 10% of the total value of the Fund's assets.

         The achievement of the Municipal Reserves' investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission ("SEC"), although there have been proposals which would require registration in the future.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.


                      INVESTMENT INFORMATION AND RISK FACTORS

         Municipal Securities (Municipal Reserves). The municipal securities in which the Municipal Reserves will invest are limited to those obligations which at the time of purchase:

         1.      are backed by the full faith and credit of the United States;
                 or

         2. are municipal notes rated MIG-1/VMIG-1 or MIG-2/VMIG-2 by Moody's Investors Service, Inc. ("Moody's") or SP-1 or SP-2 by Standard & Poor's Ratings Group ("S&P"), or, if not rated, are of equivalent investment quality as determined by Dreyfus under guidelines approved by the Board of Directors or are obligations of an issuer which has outstanding municipal bonds rated Aa or higher by Moody's or Aa or higher by S&P; or

         3. are municipal bonds rated Aa or higher by Moody's or AA or higher by S&P or, if not rated, are of equivalent investment quality as determined by The Dreyfus Corporation ("Dreyfus") under guidelines approved by the Board of Directors or are obligations of an issuer which has outstanding municipal notes rated MIG-1/VMIG-1 or MIG-2/VMIG-2 by Moody's or SP-1 or SP-2 by S&P; or

         4. are other types of municipal securities, provided that such obligations are rated Prime-2 or higher by Moody's or A-2 or higher by S&P or determined by Dreyfus to be of comparable quality pursuant to guidelines approved by the Board of Directors (see the Appendix for a description of these ratings.)

         The municipal securities in which the Municipal Reserves may invest include municipal notes, short-term municipal bonds and municipal leases. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise or other source and "industrial revenue bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. "Municipal leases," which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets.

         Variable Rate Obligations (Municipal Reserves). The interest rates payable on certain municipal securities, including municipal leases, in which the Municipal Reserves may invest, called "variable rate" obligations, are not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate municipal security is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right whereby the Municipal Reserves may demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of variable rate municipal securities is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate municipal securities enhances the ability of the Municipal Reserves to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain municipal securities purchased by the Municipal Reserves may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Municipal Reserves' investment quality requirements.

         Variable rate obligations purchased by the Municipal Reserves may include participation interests purchased by the Municipal Reserves from banks, insurance companies or other financial institutions and variable rate obligations that are backed by irrevocable letters of credit or guarantees of banks. The Municipal Reserves can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of the Municipal Reserves' participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to the Municipal Reserves,
(ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such variable rate obligations as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments. With respect to 75% of the Municipal Reserves' net assets, no single bank will issue its letters of credit with respect to variable rate obligations or participation interests therein covering more than 10% of the total assets of the Fund. Dreyfus will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Municipal Reserves on the basis of published financial information, rating agency reports and other research services to which the Municipal Reserves may subscribe.

         Stand-by Commitments (Municipal Reserves). The Municipal Reserves may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. The right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Municipal Reserves pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Municipal Reserves to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Municipal Reserves acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. In connection with stand-by commitments, the Municipal Reserves will segregate on the Fund's records cash or liquid high-grade debt obligations of the Fund in an amount at least equal to the commitments. On delivery dates under the commitments, the Municipal Reserves will meet its obligations from maturing securities, sales of securities held in a separate account or other available sources of cash. Since the value of a stand-by commitment is dependent on the ability of the stand-by commitment writer to meet its obligation to repurchase, the Municipal Reserves' policy is to enter into stand-by commitment transactions only with municipal securities dealers which are determined to present minimal credit risks as determined by Dreyfus.

         The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Municipal Reserves are valued at zero in determining net asset value. When the Municipal Reserves pays directly or indirectly for a stand-by commitment its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

         Floating Rate Securities (Money Market Reserves, Municipal Reserves, Institutional Prime Fund and Institutional Government Fund). A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. The interest on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard such as the 90-day U.S. Treasury bill rate and may change daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed income obligations with a fixed interest rate.

         ECDs, ETDs and Yankee CDs (Money Market Reserves, Municipal Reserves and Institutional Prime Fund). These Funds may purchase Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks, Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a domestic bank or a foreign bank, and Yankee-Dollar certificates of deposit ("Yankee CDs") which are certificates of deposit issued by a domestic branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks than domestic obligations of domestic banks. These risks are discussed in the Prospectus.

         Government Obligations (All Funds). Each Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

         In addition to U.S. Treasury obligations, the Money Market Reserves and Municipal Reserves, Institutional Prime and Institutional Government Funds may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following:

(a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

         Repurchase Agreements (All Funds). The Funds may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. A Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate.
This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. A Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. Dreyfus seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Company's Board of Directors.

         Reverse Repurchase Agreements (Money Market Reserves, Municipal Reserves and Institutional Prime Fund). A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by Dreyfus to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value.

The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

         When-Issued Securities (All Funds). New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Each Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high grade debt securities equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

         Securities purchased on a when-issued basis and the securities held by each Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income each Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

         When payment for when-issued securities is due, each Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

         Loans of Fund Securities (All Funds except U.S. Treasury Reserves). Each Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, Dreyfus considers all relevant factors and circumstances including the creditworthiness of the borrower.

         Commercial Paper (Money Market Reserves, Municipal Reserves and Institutional Prime Fund). The Funds may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Company's Board of Directors, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.


                         INVESTMENT LIMITATIONS

         The following limitations have been adopted by each Fund. A Fund may not change any of these fundamental investment limitations or its investment objective without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of a Fund, whichever is less. Each Fund may not:

         1. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S.
banks).

         2. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

         3. Purchase with respect to 75% of a Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result,
(a) more than 5% of a Fund's total assets would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

         4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans.
For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

         5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

         6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

         7. Purchase or sell commodities except that each Fund may enter into futures contracts and related options, forward currency contacts and other similar instruments.


         Each Fund may:

         Notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund.

         None of the Funds intends to engage in futures contracts, related options or forward currency contracts.

         The Funds above have adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

         1. No Fund shall sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short.

         2. No Fund shall purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions.

         3.      No Fund shall purchase oil, gas or mineral leases.

         4. Each Fund will not purchase or retain the securities of any issuer if the officers, Directors of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than five percent of such securities.

         5. No Fund will purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of such Fund's investment in securities would exceed 5% of such Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

         6. None of the Funds will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) Paper and securities which may be resold under Rule
144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

         7. No Fund may invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

         8. No Fund shall purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

         9.      No Fund will purchase warrants if at the time of such purchase:
(a) more than 5% of the value of such Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

         10. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitment, and
(b) this limitation shall not apply to a Fund's transactions in futures contracts and related options.


                        PRINCIPAL SHAREHOLDERS


         The following shareholder(s) owned 5% or more of the outstanding voting shares of the Funds at January 31, 1996:


MONEY MARKET RESERVES: MAC & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 16% record and Boston & Co., Attn. John Kacinko, 3 Mellon Bank Center, Pittsburgh, PA 15259, 61% record.


U.S. TREASURY RESERVES: BSDT, P.O. Box 3198, Pittsburgh, PA 15230-3198, 14% record; Boston & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 6% record; Mellon Bank, N.A., P.O. Box 7989, Philadelphia, PA 15259, 46% record; Boston & Co., Attn. John Kacinko, 3 Mellon Bank Center, Pittsburgh, PA 15259, 17% record.


MUNICIPAL RESERVES: Boston & Co.; Attn. John Kacinko, 3 Mellon Bank Center, Pittsburgh, PA 15259, 42% record; Danco, P.O. Box 110, Fort Wayne, IN 46801-0110; 14% record; Mellon Bank, N.A., 1 Mellon Bank Center, Pittsburgh, PA 15258-0001, 10% record.


INSTITUTIONAL PRIME FUND: Boston & Co., Attn. John Kacinko, 3 Mellon Bank Center, Pittsburgh, PA 15259, 38% record; Mellon Bank, N.A., 1 Mellon Bank Center, Pittsburgh, PA 15258-0001, 28% record.


INSTITUTIONAL GOVERNMENT FUND: Boston & Co., Attn. John Kacinko, 3 Mellon Bank Center, Pittsburgh, PA 15259, 79% record and Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 7% record.


INSTITUTIONAL TREASURY FUND: Boston & Co., Attn. John Kacinko, 3 Mellon Bank Center, Pittsburgh, PA 15259, 59% record; MAC & Co., 3 Mellon Bank Center, Pittsburgh, PA 15259, 20% record; Danco, P.O. Box 110, Fort Wayne, IN 46801-0110, 8% record.


                       DIRECTORS AND OFFICERS

         The Company has a Board composed of twelve Directors which supervises the Company's investment activities and reviews contractual arrangements with companies that provide the Funds with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk. Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively with the Company, the "Dreyfus/Laurel Funds") and Mr. DiMartino serves as a Board member for 93 other funds advised by Dreyfus.

o + RUTH MARIE ADAMS.  Director of the Company; Professor of English and
         Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution.
         Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

o + FRANCIS P. BRENNAN. Chairman of the Board of Directors and Assistant Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address:
         Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.

o * JOSEPH S. DiMARTINO.  Director of the Company since February 1995.
         Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation.
         He is Chairman of the Board of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; a trustee of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Age: 52 years old. Address:
         200 Park Avenue, New York, New York 10166.

o + JAMES M. FITZGIBBONS. Director of the Company; Chairman, Howes Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
         Address:  40 Norfolk Road, Brookline, Massachusetts 02167.

o * J. TOMLINSON FORT. Director of the Company; Partner, Reed, Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o + ARTHUR L. GOESCHEL. Director of the Company; Director, Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; From 1988-1989 Director, Rexene Corporation. Since May 1991, Mr. Goeschel has served as Trustee of Sewickley Valley Hospital. Age: 73 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.

o + KENNETH A. HIMMEL.  Director of the Company; Director, The Boston
         Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. and Managing Partner, Franklin Federal Partners.
         Age: 49 years old. Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

o * ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  Age:
         76 years old. Address: 1817 Foxcroft Lane, Allison Park, Pennsylvania 15101.

o + STEPHEN J. LOCKWOOD. Director of the Company; President and CEO, LDG Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o + ROBERT D. MCBRIDE. Director of the Company; Director, Chairman and CEO, McLouth Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.



o + JOHN J. SCIULLO.  Director of the Company; Dean Emeritus and Professor
         of Law, Duquesne University Law School; Director, Urban Redevelopment
         Authority of Pittsburgh.  Age:  63 years old.   Address:  321 Gross
         Street, Pittsburgh, Pennsylvania 15224.

o + ROSLYN M. WATSON. Director of the Company; Principal, Watson Ventures, Inc.; Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the
         Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.



# MARIE E. CONNOLLY.  President and Treasurer of the Company, The
         Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Company (March 1994 to September 1994); President, Funds Distributor, Inc. (since
         1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old.
         Address: One Exchange Place, Boston, Massachusetts  02109.

# FREDERICK C. DEY.  Vice President of the Company, The Dreyfus/Laurel
         Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: Premier Mutual Fund Services, Inc., One Exchange Place, Boston, Massachusetts 02109.

# ERIC B. FISCHMAN.  Vice President and Assistant Secretary (since January
         1996) of the Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (Since August 1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, New York 10166.

RICHARD W. HEALEY.  Vice President of the Company, The Dreyfus/Laurel Funds
         Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since March
         1994); Senior Vice President, Funds Distributor, Inc. (since March
         1993); Vice President, The Boston Company Inc., (March 1993 to May
         1993);  Vice President of Marketing, Calvert Group (1989 to March
         1993); Fidelity Investments (prior to 1989). Age: 41 years old.
         Address: One Exchange Place, Boston, Massachusetts 02109.


# MARGARET PARDO.  Assistant Secretary of the Company, The Dreyfus/Laurel
         Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.



# JOHN E. PELLETIER.  Vice President and Secretary of the Company, The
         Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# JOHN J. PYBURN.  Assistant Treasurer of the Company, The Dreyfus/Laurel
         Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.


JOSEPH F. TOWER, III.  Assistant Treasurer of the Company, The
         Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus.
         From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 200 Park Avenue, New York, New York 10166.




_____________________________

*        "Interested person" of the Company, as defined in the Act.
o        Member of the Audit Committee.
+        Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.


         The officers and Directors of the Company as a group owned beneficially less than 1% of the Fund's total shares outstanding as of January 31, 1996.



         No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940
Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburses each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), for travel and out-of-pocket expenses.



         For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by each current Director from the Company and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:


                                                                        Total
                                          Pension or                    Compensation
                                          Retirement                    From the
                                          Benefits        Estimated     Company
                           Aggregate      Accrued as      Annual        and Fund
                           Compensation   Part of         Benefits      Complex Paid
                           From the       the Company's   Upon          to Board
Name of Board Member       Company #      Expenses        Retirement    Member
--------------------       ------------   -------------   ----------    ------------

Ruth M. Adams              $27,800        None            None          $ 34,500

Francis P. Brennan*         86,683        None            None           110,500

Joseph S. DiMartino**       None          None            None          $448,618***

James M. Fitzgibbons        27,795        None            None            34,500

J. Tomlinson Fort**         None          None            None            None

Arthur L. Goeschel          27,604        None            None            35,500

Kenneth A. Himmel           26,381        None            None            32,750

Arch S. Jeffery**           None          None            None            None

Stephen J. Lockwood         26,387        None            None            32,750

Robert D. McBride           27,800        None            None            35,500

John J. Sciullo             27,800        None            None            34,500

Roslyn M. Watson            27,795        None            None            34,550

#        Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,342 for the
Company.
*        Compensation of Francis Brennan includes $75,000 paid by the Dreyfus/Laurel Funds to be Chairman of the Board.
**       Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Company and the funds in the Dreyfus/Laurel
Funds.  For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Company were $17,563, $28,604 and $27,800, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds
(including the Company) were $23,500, $35,500 and $35,500, respectively.  In addition,
Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $3,186 for expenses attributable to the Company's Board meetings ($3,186 is not included in the $12,342 above).
***      Estimated amounts for the fiscal year ending October 31, 1995.





                     INVESTMENT MANAGEMENT AND OTHER SERVICES

         Advisory Services. Dreyfus (200 Park Avenue, New York, New York 10166) serves as each Fund's investment manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank") (One Mellon Bank Center, Pittsburgh, PA 15258), each Fund's prior investment manager. Pursuant to an Investment Management Agreement, transferred from Mellon Bank to Dreyfus effective as of October 17, 1994, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to each Fund. As investment manager, Dreyfus manages each Fund by making investment decisions based on each Fund's investment objective, policies and restrictions, and is paid a fee as described in the Fund's Prospectus.

         The Investment Management Agreement will continue from year to year provided that a majority of the Directors who are not "interested persons" of the Funds or Dreyfus and either a majority of all Directors or a majority of the shareholders of each Fund approve their continuance. The Company may terminate the Investment Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Directors or upon the vote of a majority of the outstanding voting securities of each Fund. Dreyfus may terminate the Investment Management Agreement upon 60 days' written notice to the Company. The Investment Management Agreement will terminate immediately and automatically upon its assignment.

         For the last three fiscal years, each Fund had the following expenses:

                                          For the Fiscal Years Ended October 31,

                                          1995             1994         1993
Money Market Reserves
Advisory fees (gross of waiver)        $1,479,772        $241,885     $481,181
Expense reimbursement from Adviser        --              147,972      343,319
Advisory fees waived                      --               --         --

U.S. Treasury Reserves
Advisory fees (gross of waiver)        $1,588,710        $152,242     $333,417
Expense reimbursement from Adviser        --              111,352      267,656
Advisory fees waived                      --               --          --
Municipal Reserves
Advisory fees (gross of waiver)        $1,074,708        $563,317   $1,156,577
Expense reimbursement from Adviser        --              206,817      468,941
Advisory fees waived                      --               --            --

Institutional Prime Fund
Advisory fees (gross of waiver)        $1,294,365        $719,248   $2,085,334
Expense reimbursement from Adviser        --                --          55,366
Advisory fees waived                      --                --              --

Institutional Government Fund
Advisory fees (gross of waiver)        $590,518         $380,929    $  837,576
Expense reimbursement from Adviser        --               --           53,054
Advisory fees waived                      --               --              --

Institutional U.S. Treasury Fund
Advisory fees (gross of waiver)        $967,664         $404,422    $1,252,103
Expense reimbursement from Adviser        --              21,564        25,387
Advisory fees waived                      --                --             --


         Distribution and Shareholder Services Plan. The SEC has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. With respect to the Investor Class of Money Market Reserves, U.S. Treasury Reserves and Municipal Reserves, the Company has adopted a Distribution Plan (the
"Plan") pursuant to the Rule, under which Premier may enter into Selling Agreements with Agents (as defined below). Under the Plan, each of the Money Market Reserves, U.S. Treasury Reserves and Municipal Reserves, may spend annually up to 0.25% (currently limited by the Board to 0.20%) of its average daily net assets attributable to Investor shares for costs and expenses incurred in connection with the sale of such shares and for shareholder servicing.

         With respect to the Institutional Prime, Institutional Government and Institutional U.S. Treasury Funds, the Company has adopted a Shareholder Servicing Plan (the "Institutional Plan") which is not subject to the Rule, and may enter into Shareholder Servicing Agreements with Agents (as defined below).

         The Institutional Plan permits each Institutional Fund to compensate certain banks, brokers, dealers or other financial institutions (including Dreyfus and its affiliates) (collectively "Agents") that have entered into Shareholder Servicing Agreements with the Company. Payments under the Institutional Plan are calculated daily and paid monthly at a rate or rates set from time to time by a Fund, provided that the annual rate may not exceed 0.15% of the average daily net asset value of Fund shares. Payments under the Institutional Plan may be increased without shareholder approval.

         The fees payable under the Institutional Plan are used primarily to compensate or reimburse Agents for shareholder services provided, and related expenses incurred by such Agents. The shareholder services provided by Agents may include: (i) aggregating and processing purchase and redemption requests for Fund shares from their customers and transmitting net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of customers; (iv) providing information periodically to customers showing their positions in Fund shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

         The Plans provide that a report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review at least quarterly. In addition, each Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without approval of a Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Company and who do not have any direct or indirect financial interest in the operation of the Plan or in the related Selling Agreements or Shareholder Servicing Agreements, cast in person at a meeting called for the purpose of considering such amendments. Both Plans are subject to annual approval by all of the Directors and by the Directors who are neither "interested persons" nor have any direct or indirect financial interest in the operation of either Plan or in the related Selling Agreements or Shareholder Servicing Agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plans are terminable, as to a Fund's class of shares, at any time by vote of a majority of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in the related Selling Agreements or Shareholder Servicing Agreements or by vote of the holders of a majority of the outstanding shares of such class of a Fund.

         For the fiscal year ended October 31, 1995 the amounts paid by the Funds for the Distribution Plan were:

Dreyfus Money Market Reserves                               $346,318
Dreyfus Municipal Reserves                                  $ 40,029
Dreyfus U.S. Treasury Reserves                              $ 62,079

         For the fiscal year ended October 31, 1995, the amounts paid by the Funds for the Shareholder Services Plan were:

Dreyfus Institutional Prime Money Market Fund               $1,280,430
Dreyfus Institutional Government Money Market Fund          $  632,698
Dreyfus Institutional U.S. Treasury Money Market Fund       $1,036,783

         Prior to September 23, 1994, Frank Russell Investment Management Company acted as the Funds' Administrator and was paid the following amounts in fees by the Funds:

                                       For Year Ended October 31
Fund                                   1994             1993

Money Market Reserves                $  13,821         $ 28,296
U.S. Treasury Reserves                   8,699           19,612
Municipal Reserves                      26,808           56,584
Institutional Prime Fund               102,687          303,285
Institutional Government Fund           54,384          122,940
Institutional U.S. Treasury Fund        57,738          182,602

         The Distributor; Sub-Administrator. Premier serves as the Funds' distributor pursuant to an agreement which is renewable annually. Premier also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. Premier also serves as sub-administrator to the Funds pursuant to a Sub-Administration Agreement effective October 17, 1994.

         Custodian and Transfer and Dividend Disbursing Agent (All Funds). Mellon Bank serves as custodian with respect to each Fund. Prior to the effectivness of the Investment Management Agreement for its services as custodian and fund accountant, Mellon Bank was paid an annual fee of $30,000 per portfolio, and, for all portfolios, an annual administrative account maintenance fee of $10,000, an annual on-line fee of $3,600, an asset-based fee of .02% of the first $500 million of the Company's net assets and .01% of net assets over $500 million, plus a specified transaction fee for each transaction.

         Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the baisis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


                    FEDERAL LAW AFFECTING MELLON BANK

         The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank in informing its customers of, and performing, investment and redemption services in connection with a Fund, and in providing services to a Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by its counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.

         Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent
Mellon Bank from continuing to perform all or a part of the above services for its customers and/or a Fund. If Mellon Bank were prohibited from serving a Fund in any of its present capacities the Board of Directors would seek an alternative provider(s) of such services.


                          PORTFOLIO TRANSACTIONS

         All portfolio transactions of each Fund are placed on behalf of a Fund by Dreyfus. Debt securities purchased and sold by a Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. A Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to a Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

         Brokers and dealers involved in the execution of portfolio transactions on behalf of a Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 of the Act.

         Brokers or dealers may be selected who provide brokerage and/or research services to a Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

         The receipt of research services from broker-dealers may be useful to Dreyfus, in rendering investment management services to a Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligations to a Fund. The receipt of such research services does not reduce these organizations' normal independent research activities;
however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

         The Directors periodically review Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of a Fund and review the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

         Although Dreyfus manages other accounts in addition to the Funds, investment decisions for each Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment adviser, particularly when the same investment instrument is suitable for the investment objective of more than one account.

         When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment advisers to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         None of the Funds paid a stated brokerage commission during the three fiscal years ended October 31, 1995.


                            NET ASSET VALUE

         Each Fund's net asset value per share is calculated on each business day. A business day is any day on which the New York Stock Exchange is open for business. Money Market Reserves, U.S. Treasury Reserves and Municipal Reserves determine net asset value twice daily, as of 12:00 p.m. and 4:00 p.m., Eastern time. Institutional U.S. Treasury Fund determines net asset value as of 1:00 p.m. and Institutional Prime and Institutional Government Funds determine net asset value as of 3:00 p.m., Eastern time, daily.

         It is the policy of each Fund to use its best efforts to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. These Funds' portfolio instruments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

         The use of amortized cost is permitted by Rule 2a-7 under the 1940 Act. Pursuant to the provisions of Rule 2a-7, the Directors have established procedures reasonably designed to stabilize each Fund's price per share, as computed for the purpose of sale and redemption, at $1.00. These procedures include the determination by the Directors, at such times as they deem appropriate, of the extent of deviation, if any, of each Fund's current net asset value, using market values, from $1.00; periodic review by the Directors of the amount of and the methods used to calculate the deviation; maintenance of records of the determination; and review of such deviations. The procedures employed to stabilize each Fund's price per share require the Directors to promptly consider what action, if any, should be taken by the Directors if such deviation exceeds 1/2 of one percent. Such procedures also require the Directors to take appropriate action to eliminate or reduce, to the extent reasonably practicable, material dilution or other unfair effects resulting from any deviation. In addition to such procedures, Rule 2a-7 requires each Fund to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less and to invest only in securities determined by the Directors to be of high quality, as defined in Rule 2a-7, with minimal credit risks.

         In periods of declining interest rates, the indicated daily yield on shares of a Fund computed by dividing the annualized daily income on the Fund by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of a Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

         New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                            PERFORMANCE CALCULATIONS

         Each Fund computes its current annualized and compound effective yields using standardized methods required by the SEC. The annualized yield for each Fund is computed by (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7 and subtracting 1.

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because each Fund's yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Fund's investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.

         The following are the current and effective yields for the Funds for the seven-day period ended October 31, 1995:


                                   Current Yield           Effective Yield
                                   Investor   Class R      Investor   Class R

Money Market Reserves              5.21%       5.41%        5.35%      5.56%
U.S. Treasury Reserves             4.93%       5.13%        5.05%      5.26%
Municipal Reserves                 3.19%       3.39%        3.24%      3.45%

                                   Current Yield            Effective Yield
Institutional Prime Fund           5.55%                    5.70%
Institutional Government Fund      5.48%                    5.63%
Institutional U.S. Treasury Fund   5.42%                    5.57%

         The Municipal Reserves may also, from time to time, utilize tax-equivalent yields. The tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as calculated above) which is tax-exempt by one minus a stated tax rate and adding the quotient to that portion of the Fund's yield, if any (as calculated above) that is not tax-exempt. The following are the current and effective tax-equivalent yields based on a tax rate of 39.6% for the Municipal Reserves for the seven-day period ended October 31, 1995:


                                           Investor               Class R
    Current Tax-Equivalent Yield            5.28%                  5.61%
    Effective Tax-Equivalent Yield          5.42%                  5.77%

         The Municipal Reserves may from time to time for illustrative purposes only use tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets. The following is an example of such a table:

      Tax Bracket              28%         31%         36%        39.6%

   Tax-Exempt Yields                       Equivalent Taxable Yields
      4.5%       6.25%                     6.52%       7.03%       7.45%
      5.0%       6.94%                     7.25%       7.81%       8.28%
      5.5%       7.64%                     7.97%       8.59%       9.11%
      6.0%       8.33%                     8.70%       9.38%       9.93%
      6.5%       9.03%                     9.42%       10.16%      10.76%


         From time to time, Fund advertisements may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market.


         From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.




                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

         Federal Tax--General. In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, ("Code") each Fund -- each of which is treated as a separate corporation for federal tax purposes-- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (generally consisting of taxable net investment income and net short-term capital gain, or, in the case of the Municipal Reserves, at least 90% of the sum of that income plus its net interest income excludable from gross income under section 103(a) of the Code -- and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or other currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities held for less than three months -- options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contacts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         If Fund shares are sold at a loss after being held six months or less the loss will be treated as a long-term, instead of short-term, capital loss to the extent of capital gain distributions on those shares.
Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

         If a Fund retains net capital gain (the excess of net long-term capital gains over net short-term capital loss) for reinvestment, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to its shareholders. As a result, the Fund's shareholders would be subject to tax on the undistributed net capital gain, would be able to claim their proportionate share of the federal income tax paid by the Fund on that gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in their basis for their Fund shares.

         Municipal Reserves. Dividends paid by the Municipal Reserves will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if that Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; that Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from that Fund under local and state income tax laws may differ from the treatment thereof under the Code.

         If shares of the Municipal Reserves are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

         Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Municipal Reserves' tax-exempt interest was attributable to those bonds.

         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Reserves because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Reserves) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by that Fund still are tax-exempt to the extent described in the Fund's Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If the Municipal Reserves invests in any instrument that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to that Fund's shareholders as ordinary income to the extent of that Fund's earnings and profits. Moreover, if the Municipal Reserves realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Municipal Reserves.

         State and Local Taxes. Depending upon the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in a Fund. For example, the tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described below. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

         Foreign Shareholders - Income Not Effectively Connected. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate) on the gross amount of the distribution. Foreign shareholders also may be subject to U.S. federal withholding tax on income resulting from any election by a Fund to treat foreign taxes paid by it as paid by its shareholders (see discussion above), but foreign shareholders will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

         Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain, as well as amounts retained by the Fund that are designated as undistributed capital gains, generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. However, this rule only applies in exceptional cases, because any individual present in the United States for more than 182 days during the taxable year generally is treated as a resident for U.S. federal income tax purposes on his worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax rate. In the case of certain foreign shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

         Foreign Shareholders - Effectively Connected Income. If income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

         Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of a Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                              FINANCIAL STATEMENTS

         The financial statements for the fiscal year ended October 31, 1995, including notes to the financial statements and supplementary information and the Independent Auditors' Report are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements from the Annual Report are incorporated herein by reference.


                           OTHER INFORMATION

         Auditor. KPMG Peat Marwick LLP was appointed by the Directors to serve as the Funds' independent auditors for the year ending
October 31, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with SEC (3) review of the annual federal income tax return filed on behalf of the Company.

         Legal Counsel. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.


                                APPENDIX

                    DESCRIPTION OF SECURITIES RATINGS

Municipal and Debt Instruments Ratings

         Moody's Investors Service, Inc. (Moody's):

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa Securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds rated A possess many favorable investment attributes and are considered "upper medium grade obligations."

         Those Bonds in the Aa and A group which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1 and A 1.

         Standard & Poor's Ratings Group ("S&P"):

         AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Short Term Municipal Loans

         Moody's:

         MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

         S&P:

         SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper Ratings

         Moody's:

         Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (l) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-l, Prime-2, or Prime-3.

         Prime-1 indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed;
(3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

         Prime-2 indicates a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


         S&P:

         Commercial paper rated by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-l, A-2, or A-3.

         A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         Fitch Investors Service, Inc. ("Fitch"):

         Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

         Duff and Phelps, Inc.:

         Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

         Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

         The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

         Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Good Grade

         Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Satisfactory Grade

         Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Non-Investment Grade

         Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         Default

         Duff 5--Issuer failed to meet scheduled principal and/or interest payments.


         IBCA, Inc.:

         In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

         IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

         Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

         IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

         A1+--Obligations supported by the highest capacity for timely repayment.

         A1--Obligations supported by a very strong capacity for timely repayment.

         A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

         B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

         C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

         D1--Obligations which have a high risk of default or which are currently in default.


                     DESCRIPTION OF MUNICIPAL SECURITIES

         Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

         1. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         2. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

         3. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

         4. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

         5. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         Municipals Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

         1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue
Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels;
port and airport facilities; colleges and universities; and hospitals.
Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments.
Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability
(without obligation) to make up deficiencies in the debt service reserve fund.

         3. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, health, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

         4. Other Municipal Obligations incurred for a variety of financing purposes, including: Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.
The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Tax-Exempt Money Fund will only purchase Municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity acceptable to the Adviser.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Statement of Investments                                     October 31, 1995

                                                                                        Principal
Negotiable Bank Certificates of Deposit--5.7%                                             Amount             Value
-------------------------------------------------------------------------             ------------        ------------
Deutsche Bank AG (London)
    5.81%, 1/19/96.......................................................             $  7,000,000        $  6,999,281
Skandinaviska Enskilda Banken
    6.01%, 9/30/96.......................................................               10,000,000          10,000,000
                                                                                                          ------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
    (cost $16,999,281)...................................................                                 $ 16,999,281
                                                                                                          ------------

Commercial Paper--53.1%
-------------------------------------------------------------------------
AI Credit Corp.
    5.85%, 11/1/95.......................................................             $  7,200,000        $  7,200,000
Allied-Signal Inc.
    5.76%, 11/6/95.......................................................                7,500,000           7,494,021
AT & T Corp.
    5.87%, 11/1/95.......................................................                7,200,000           7,200,000
Anheuser-Busch Companies Inc.
    5.69%, 11/6/95.......................................................                7,500,000           7,494,094
Banc One Funding Corp.
    5.74%, 11/6/95.......................................................                2,396,000           2,394,103
Banca Crt Financial Corp.
    5.83%, 1/17/96.......................................................                7,000,000           6,913,910
Bankers Trust New York Corp.
    5.73%, 12/7/95.......................................................               10,000,000          10,000,000
Bayerische Vereinsbank AG
    5.95%, 7/15/96.......................................................               10,000,000(a)       10,000,000
Cargill Inc.
    5.85%, 11/1/95.......................................................                7,200,000           7,200,000
Cogentrix of Richmond
    5.76%, 11/21/95......................................................                7,000,000           6,977,717
Commonwealth Bank of Australia
    5.88%, 11/1/95.......................................................                7,200,000           7,200,000
Eksport Finans A/S
    5.80%, 1/5/96........................................................                7,000,000           6,927,579
Enel Inc.
    5.75%, 12/14/95......................................................               13,000,000          12,911,958
Generale Bank
    5.75%, 3/15/96.......................................................               10,000,000           9,790,375
Great Lakes Chemical Corp.
    5.76%, 11/28/95......................................................                6,000,000           5,974,215
Jefferson Smurfit Inc.
    5.78%, 2/6/96........................................................                5,000,000           4,923,882
Koch Industries
    5.90%, 11/1/95.......................................................                7,200,000           7,200,000
Merrill Lynch International Australia
    5.77%, 11/29/95......................................................                4,000,000           3,982,142
Pfizer Inc.
    5.72%, 11/3/95.......................................................                7,000,000           6,997,779
Raytheon Co.
    5.90%, 11/1/95.......................................................                7,000,000           7,000,000

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

                                                                                        Principal
Commercial Paper (continued)                                                              Amount             Value
-------------------------------------------------------------------------             ------------        ------------
San Paolo
    5.90%, 11/1/95.......................................................             $  7,200,000        $  7,200,000
WMX Technologies Inc.
    5.76%, 11/16/95......................................................                7,300,000           7,282,510
                                                                                                          ------------
TOTAL COMMERCIAL PAPER
    (cost $160,264,285)..................................................                                 $160,264,285
                                                                                                          ------------

Corporate Notes--13.1%
-------------------------------------------------------------------------
Bear Stearns Companies Inc.
    6.03%, 6/12/96.......................................................              $ 6,000,000(a)     $  6,000,000
Bear Stearns Ser B Mtn
    5.83%, 8/5/96........................................................                9,000,000(a)        9,000,000
Boatmens Bank
    5.84%, 6/12/96.......................................................                5,000,000(a)        5,000,000
Boatmen First Stn
    5.85%, 6/12/96.......................................................               10,000,000(a)       10,000,000
Comerica Bank
    5.51%, 11/15/95......................................................                9,500,000(a)        9,499,666
                                                                                                          ------------
TOTAL CORPORATE NOTES
    (cost $39,499,666)...................................................                                 $ 39,499,666
                                                                                                          ------------
Promissory Note--3.3%
-------------------------------------------------------------------------
Compagnie Bancair USA Fin
    5.76%, 4/29/96
    (cost $9,999,021)....................................................             $ 10,000,000(a)     $  9,999,021
                                                                                                          ------------
Short-Term Bank Notes--5.6%
-------------------------------------------------------------------------
PNC Bank NA
    5.88%, 8/12/96.......................................................             $ 10,000,000(a)     $  9,995,463
Wachovia Corp., N.C.
    5.74%, 11/27/95......................................................                7,000,000           7,000,000
                                                                                                          ------------
TOTAL SHORT TERM BANK NOTES
    (cost $16,995,463)...................................................                                 $ 16,995,463
                                                                                                          ------------

Time Deposit--2.3%
-------------------------------------------------------------------------
Nationsbank Of Texas (Nassau)
    5.91%, 11/1/95
    (cost $7,000,000)....................................................             $  7,000,000        $  7,000,000
                                                                                                          ------------

Repurchase Agreements--16.0%
-------------------------------------------------------------------------
Lehman Government Securities Inc.
    Dated 10/31/95, due 11/1/95 in the amount
    of $23,144,760 (fully collateralized by
    $22,675,000 U.S. Treasury Notes, 7.50%,
    due 1/31/97, value $23,141,000)......................................             $ 23,141,000        $ 23,141,000

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

                                                                                        Principal
Repurchase Agreements (continued)                                                         Amount             Value
-------------------------------------------------------------------------             ------------        ------------
Salomon Brothers Inc.
    Dated 10/31/95, due 11/1/95 in the amount
    of $25,004,063 (fully collateralized by
    $24,509,000 U.S. Treasury Notes, 7.00%,
    due 4/15/99, value $25,000,000)......................................             $ 25,000,000        $ 25,000,000
                                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS
    (cost $48,141,000)...................................................                                 $ 48,141,000
                                                                                                          ------------
TOTAL INVESTMENTS
    (cost $298,898,716).........................................    99.1%                                 $298,898,716
CASH AND RECEIVABLES--NET.......................................     0.9%                                 $  2,707,412
                                                                   ------                                 ------------
NET ASSETS .....................................................   100.0%                                 $301,606,128
                                                                   ------                                 ------------
                                                                   ------                                 ------------

Note to Statement of Investments;
-----------------------------------------------------------------------------
(a) Variable interest rate--subject to change.



                     See notes to financial statements.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Statement of Assets and Liabilities                          October 31, 1995

ASSETS:
    Investments in securities, at value (cost $298,898,716)-see Statement of
      Investments (including repurchase agreements of $48,141,000)..........                               $298,898,716
    Cash....................................................................                                  2,307,100
    Interest receivable.....................................................                                  1,215,050
    Other receivables.......................................................                                      4,005
                                                                                                           ------------
      302,424,871
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................                  $242,499
    Dividends payable.......................................................                   525,699
    Directors' fees payable-Note 2(c).......................................                    50,545          818,743
                                                                                              --------     ------------
NET ASSETS..................................................................                               $301,606,128
                                                                                                           ------------
                                                                                                           ------------
REPRESENTED BY:
    Paid-in capital.........................................................                               $301,617,006
    Accumulated net realized (loss) on investments..........................                                    (10,878)
                                                                                                           ------------
NET ASSETS at value.........................................................                               $301,606,128
                                                                                                           ------------
                                                                                                           ------------
            NET ASSET VALUE, offering and redemption price per share:

    Investor Shares
         (2 billion shares of $.001 par value Capital Stock authorized)
      ($161,819,261 / 161,825,017 shares of Capital Stock outstanding)......                                      $1.00
                                                                                                                  -----
                                                                                                                  -----
     Class R Shares
         (2 billion shares of $.001 par value Capital Stock authorized)
      ($139,786,867 / 139,791,989 shares of Capital Stock outstanding)......                                      $1.00
                                                                                                                  -----
                                                                                                                  -----

                     See notes to financial statements.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Statement of Operations                           Year ended October 31, 1995

INVESTMENT INCOME:
    Interest Income.........................................................                                $18,194,648

    Expenses:
      Investment management fee--Note 2(a)..................................                $1,479,772
      Distribution fee (Investor shares)-Note 2(b)..........................                   346,318
      Directors' fees and expenses--Note 2(c)...............................                    53,795
          Total Expenses....................................................                                  1,879,885
                                                                                            ----------      -----------

INVESTMENT INCOME--NET......................................................                                 16,314,763

NET REALIZED (LOSS) ON INVESTMENTS..........................................                                    (10,878)
                                                                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                $16,303,885
                                                                                                            -----------
                                                                                                            -----------

                      See notes to financial statements.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                      -------------------------------
                                                                                           1995              1994
                                                                                      ------------       ------------
OPERATIONS:
    Investment income--net...............................................             $ 16,314,763       $  4,078,746
    Net realized (loss) on investments...................................                  (10,878)            --
                                                                                      ------------       ------------
      Net Increase In Net Assets Resulting From Operations...............               16,303,885          4,078,746
                                                                                      ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor Shares....................................................               (9,095,601)           (44,787)
      Class R Shares.....................................................               (7,219,162)        (4,033,959)
                                                                                      ------------       ------------
        Total Dividends..................................................              (16,314,763)        (4,078,746)
                                                                                      ------------       ------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share)*:
    Net proceeds from shares sold:
      Investor Shares....................................................              314,697,956          6,781,761
      Class R Shares.....................................................              225,926,525        214,477,712
    Issued in exchange for shares of Dreyfus/Laurel Cash Management Fund:
      Investor Shares....................................................              209,866,862               --
    Dividends reinvested:
      Investor Shares....................................................                8,003,722             31,002
      Class R Shares.....................................................                4,593,646          2,593,570
    Cost of shares redeemed:
      Investor Shares....................................................             (374,354,965)        (3,201,321)
      Class R Shares.....................................................             (215,481,690)      (196,077,833)
                                                                                      ------------       ------------
        Increase In Net Assets From Capital Stock Transactions...........              173,252,056         24,604,891
                                                                                      ------------       ------------
          Total Increase In Net Assets...................................              173,241,178         24,604,891
NET ASSETS:
    Beginning of year....................................................              128,364,950        103,760,059
                                                                                      ------------       ------------
    End of year..........................................................             $301,606,128       $128,364,950
                                                                                      ------------       ------------
                                                                                      ------------       ------------

---------------
* The Fund commenced selling Investor shares on April 6, 1994. Any shares outstanding prior to April 4, 1994 were designated as Class R shares of the Fund.

                      See notes to financial statements.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Financial Highlights


Reference is made to pages 5 and 6 of the Fund's Prospectus dated March 1, 1996.


                      See notes to financial statements.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

          The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Money Market Reserves (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

          Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

          On August 1, 1995, the Fund's Directors approved a change to the Fund's name, effective June 9, 1995, from "Dreyfus/Laurel Prime Money Market Fund" to "Dreyfus Money Market Reserves."

          The Fund is currently authorized to issue two classes of shares:
Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

          Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

          (a) Portfolio Valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

          It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.

          (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

          (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

          (d) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

          (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

          The Fund has an unused capital loss carryover of approximately $11,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, the carryover expires in fiscal 2003.

          At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2 -- Investment Management Fee and Other Transactions with Affiliates:

         (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
          (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $346,318.

          Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

          (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3 -- Reorganization:

    On November 7, 1994, Dreyfus Money Market Reserves, acquired the assets and certain liabilities of the Dreyfus/Laurel Cash Management Fund, in exchange for shares of Dreyfus Money Market Reserves, pursuant to a plan of reorganization approved by Dreyfus/Laurel Cash Management Fund shareholders on May 20, 1994. Total shares issued by Dreyfus Money Market Reserves and the total net assets of Dreyfus/Laurel Cash Management Fund acquired are set forth in the Statement of Changes in Net Assets.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995

Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments                                    October 31, 1995

                                                                                        Principal
Tax Exempt Investments--100%                                                              Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Alabama--1.4%
Columbia Industrial Development Board, PCR, Refunding, VRDN
    3.25% (Corporate Guaranty; Alabama Power) (a)........................             $  3,000,000        $  3,000,000

Alaska--1.7%
Alaska Housing Finance Corporation, VRDN 3.90%, Series A
    (LOC: Credit Suisse, Swiss Bank Corp. and Westdeutche Landesbank) (a,b)              3,000,000           3,000,000
Anchorage, Higher Education Revenue, Refunding, VRDN
    (Alaska Pacific University)
    3.90% (LOC; First National Bank-Tyiokobe) (a,b)......................                  200,000             200,000
Sitka, School Improvement Project, VRDN 4% (LOC; Sumitomo Bank) (a,b)....                  500,000             500,000

Arizona--3.2%
Cochise County Pollution Control Corporation, SWDR
    (Arizona Electric Power Co-Op Inc. Project)
    3.80%, 3/1/96 (LOC; Cooperative Finance Co.) (b).....................                1,000,000           1,000,000
Mesa Municipal Development Corporation, Special Tax, CP
    3.75%, 11/29/95 (LOC; Union Bank of Switzerland) (b).................                2,000,000           2,000,000
Pima Industrial Development Authority, VRDN (Tuscon Electric)
    4%, Series A (LOC; Bank of America) (a,b)............................                3,000,000           3,000,000
Pinal County Industrial Development Authority, PCR, VRDN
    (Magma Copper Co. Project) 3.95% (LOC; Banque Nationale de Paris) (a,b)              1,000,000           1,000,000

Arkansas--.1%
Arkansas Hospital Equipment Finance Authority,
    Hospital Equipment Revenue, VRDN 3.90% (LOC; Credit Suisse) (a,b)....                  195,000             195,000

California--6.6%
Anaheim Housing Authority, MFHR, VRDN (Bel Page Project)
    3.80%, Series A (LOC; FNMA) (a,b)....................................                  300,000             300,000
California Health Facilities Financing Authority, Revenue, VRDN:
    (Pooled Loan Program) 3.70%, Series B (Insured; FGIC) (a)............                  200,000             200,000
    Refunding (Memorial Health Services) 3.70% (a).......................                1,300,000           1,300,000
California Pollution Control Financing Authority, RRR, VRDN
    (Southdown Incorporate) 3.95% (LOC; Societe Generale) (a,b)..........                1,000,000           1,000,000
City of Concord, MFMR, VRDN (Crossroads)
    3.70%, Series B (LOC; FNMA) (a,b)....................................                  200,000             200,000
Contra Costa Transportation Authority, Sales Tax Revenue, VRDN
    3.75%, Series A (Insured; FGIC) (a)..................................                  300,000             300,000
City of Glendale, Reliance Development Revenue, VRDN (Public Parking)
    3.90% (LOC; Barclays Bank) (a,b).....................................                  900,000             900,000
Irvine Ranch Water District, District Numbers 140-240-105-250, VRDN
    3.95% (LOC; Bank of America) (a,b)...................................                3,200,000           3,200,000
City of Los Angeles, MFHR, VRDN (Masselin Manor)
    3.65% (LOC; Bank of America) (a,b)...................................                  100,000             100,000
Los Angeles County Community Development Commission, COP, VRDN
    (Willowbrook Project) 3.80% (LOC; Wells Fargo Bank) (a,b)............                1,400,000           1,400,000


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------

California (continued)
Los Angeles Regional Airports Improvement Corporation, Lease Revenue,
    VRDN (American Airlines-Los Angeles International Airport)
    4%, Series B (LOC; Wachovia Bank of Georgia) (a,b)...................             $  1,100,000        $  1,100,000
Moorpark, MFHR, Refunding, VRDN (Le Club Apartments)
    3.70%, Series A (LOC; Citibank) (a,b)................................                  500,000             500,000
Orange County, TRAN 4.50%, Series A, 6/30/96.............................                2,000,000           2,000,000
Rincon Del Diablo Municipal Water District, COP, Revenue
    (Rincon Public Facility Corp.) 4%, 11/1/95 (LOC; Fuji Bank) (b)......                1,200,000           1,200,000
San Diego Housing Authority, MFHR, VRDN (Market Street Square Project)
    4%, Series G (LOC; Barclays Bank) (a,b)..............................                1,035,000           1,035,000

Colorado--2.3%
Arapahoe County, IDR, VRDN (CSX Beckett Aviation)
    3.81% (LOC; Barclays Bank) (a,b).....................................                  700,000             700,000
Colorado Health Facilities Authority, Revenue:
    Health Care Systems (Sisters of Charity-Sunny Acre)
      3.75%, 5/1/96 (Insured; MBIA and SBPA; Morgan Guaranty Trust Co.)..                1,000,000           1,000,000
    VRDN (North Colorado Medical Center)
      3.90% (BPA; Credit Suisse and Insured; MBIA) (a)...................                  200,000             200,000
Fort Collins, Prerefunded 7.35%, 12/1/95 (Escrowed in; U.S. Treasuries)..                1,000,000           1,027,936
Lakewood, IDR, VRDN (Service Merchandise Co. Project)
    3.80% (LOC; Industrial Bank of Japan) (a,b)..........................                  200,000             200,000
South Devner Metropolitan District, Revenue
    3.55%, 12/1/95 (LOC; Barclays Bank) (b)..............................                2,000,000           2,000,000

Connecticut--.3%
Fairfield Industrial Development Authority, IDR, VRDN
    (R. Dakin and Co. Project) 3.75% (LOC; Bank of America) (a,b)........                  600,000             600,000

Delaware--2.5%
Delaware Economic Development Authority, Revenue, VRDN
    (Delmarva Power and Light Co. Project):
      Exempt Facility 4.05%, Series A
          (Corporate Guaranty; Delmarva Power and Light Co.) (a).........                  600,000             600,000
      Gas Facility 4.05%
          (Corporate Guaranty; Delmarva Power and Light Co.) (a).........                3,400,000           3,400,000
New Castle County, PCR, VRDN (Johnson Controls Inc.)
    4.20% (Corporate Guaranty; Johnson Controls Inc.) (a)................                  300,000             300,000
Wilmington, HR, VRDN (Franciscan Health Systems):
    4%, Series A (LOC; Toronto Dominion Bank) (a,b)......................                  800,000             800,000
    4%, Series B (LOC; Societe Generale) (a,b)...........................                  500,000             500,000

Florida--5.3%
Florida Housing Finance Agency, Residential Mortgage, Revenue
    4.25%, 12/15/95 (BPA; Citibank)......................................                5,300,000           5,300,000
Hillsborough County Port District, Special Purpose Revenue, Refunding,
    VRDN (IMC Fertilizer) 3.875% (LOC; Rabobank Nederland) (a,b).........                2,100,000           2,100,000


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Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Florida (continued)
Putnam County Development Authority, PCR:
    (Seminole Electric Co-Op) 4.25%, Series D, 12/15/95
      (Corporate Guaranty; National Rural Utility Co-Op).................             $  1,300,000        $  1,300,000
    VRDN (Seminole Electric):
      3.95%, Series H-1 (Corporate Guaranty; Cooperative Finance Co.) (a)                1,150,000           1,150,000
      3.95%, Series H-2 (Corporate Guaranty; Cooperative Finance Co.) (a)                  350,000             350,000
West Orange Memorial Hospital, Tax District Revenue, CP
    3.50%, Series A-1, 11/9/95 (LOC; Rabobank Nederland) (b).............                1,500,000           1,500,000

Georgia--4.4%
Burke County Development Authority, PCR, VRDN
    (Georgia Power Co. Project-Vogtle) 3.95% (a).........................                1,000,000           1,000,000
Cobb County Development Authority, Revenue, VRDN
    (Nuclear Power Inc. Project) 3.95% (LOC; Trust Co. Bank) (a,b).......                1,770,000           1,770,000
Fulton County, TAN, CP (General Fund) 4.75%, 12/29/95....................                3,000,000           3,002,759
Fulton County Development Authority, Industrial Revenue, VRDN
    3.90% (LOC; National Westminster Bank) (a,b).........................                1,900,000           1,900,000
Hart County Industrial Building Authority, IDR, Refunding, VRDN
    (Dundee Mills Inc. Project) 4.10% (LOC; Trust Co. Bank) (a,b)........                2,000,000           2,000,000

Hawaii--2.1%
State of Hawaii, Airports Systems Revenue, Refunding (Second Series)
    5%, 7/1/96 (Insured; MBIA)...........................................                1,000,000           1,005,469
Hawaii Department of Budget and Finance, Special Purpose Mortgage Revenue
    (Kaiser Permanente Medical Care) 3.75%, Series B, 3/1/96.............                2,700,000           2,700,000
Second Market Services Corporation, Student Loan Revenue, Refunding, VRDN
    3.90%, Series II (LOC; National Westminster Bank) (a,b)..............                1,000,000           1,000,000

Idaho--1.4%
Idaho Health Facilities Authority, Revenue, VRDN
    (Saint Luke's Regional Medical Center Project)
    3.95% (LOC; Credit Suisse) (a,b).....................................                3,075,000           3,075,000

Illinois--17.8%
Alsip, IDR, VRDN (Ardco Inc. Project)
    4.19% (LOC; Harris Trust and Savings Bank) (a,b).....................                1,675,000           1,675,000
Burbank, IDR, VRDN (Service Merchandise Co. Inc.)
    3.80% (LOC; Canadian Imperial Bank of Commerce) (a,b)................                  400,000             400,000
City of Chicago:
    GO, VRDN 3.90%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b)             1,000,000           1,000,000
    Tender Notes 3.75%, 10/31/96 (LOC; Morgan Guaranty Trust Co.) (b)....                1,000,000           1,000,000
Chicago O'Hare International Airport, Revenue (General Airport Second Lien)
    3.80%, Series B, 1/1/96 (LOC; Westpac Banking Corporation) (b).......                  800,000             800,000
Illinois Development Finance Authority, VRDN:
    IDR:
      (Columbia Graphics Corporation Project)
          4.10% (LOC; Harris Trust and Savings Bank) (a,b)...............                1,300,000           1,300,000
      (Overton Gear and Tool Corp.)
          4.10% (LOC; Harris Trust and Savings Bank) (a,b)...............                2,100,000           2,100,000


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Illinois (continued)
Illinois Development Finance Authority, VRDN (continued):
    Revenue:
      (Aurora Central Catholic High School)
          3.95% (LOC; Northern Trust Co.) (a,b)..........................             $  1,000,000        $  1,000,000
      (Council Jewish Ederly) 3.90% (LOC; Lasalle National Bank) (a,b)...                2,200,000           2,200,000
      (Lyric Opera Chicago Project) 3.90% (LOC: Harris Trust and Savings
Bank,
          National Bank of Detroit and Northern Trust Co.) (a,b).........                1,100,000           1,100,000
      (Residention Rental-F.C. Harris Pavilion Project)
          3.90% (LOC; FNMA) (a,b)........................................                3,500,000           3,500,000
      (Saint Paul's House Project) 3.85% (LOC; Lasalle National Bank) (a,b)              1,625,000           1,625,000
      (WBEZ Alliance Inc. Project) 3.95% (LOC; Lasalle National Bank) (a,b)              1,000,000           1,000,000
Illinois Educational Facilities Authority, Revenues, VRDN:
    (Aurora University) 3.95% (LOC; Harris Trust and Savings Bank) (a,b).                  500,000             500,000
    (Chicago Historical Society) 3.80% (LOC; Northern Trust Co.) (a,b)...                3,400,000           3,400,000
    (Newberry Library) 3.90% (LOC; Northern Trust Co.) (a,b).............                  615,000             615,000
Illinois Health Facilities Authority, Revenue:
    CP (Alexian Brothers Medical Center) 3.80%, Series B, 11/6/95
      (Insured; MBIA and SBPA; Morgan Guaranty Trust Co.)................                2,570,000           2,570,000
    VRDN:
      (Condell Memorial Hospital) 3.80% (LOC; Bank of Tokyo) (a,b).......                  400,000             400,000
      (Evangelical Hospitals Corp.) 3.75% (LOC; Barclays Bank) (a,b).....                2,060,000           2,060,000
      (Palos Community Hospital) 3.85%, Series B (LOC; ABN-Amro Bank) (a,b)              1,530,000           1,530,000
City of Lockport, IDR, VRDN (Panduit Corp. Project)
    3.95% (LOC; Commerzbank) (a,b).......................................                3,200,000           3,200,000
City of Naperville, IDR, VRDN (Service Merchandise Co.) 3.80% (a)........                2,000,000           2,000,000
City of New Lenox, IDR, VRDN (Panduit Corporation Project)
    3.95% (LOC; Commerzbank) (a,b).......................................                1,300,000           1,300,000
City of Northbrook, IDR, Refunding, VRDN (Euromarket Designs Inc.)
    3.95% (LOC; Harris Trust and Savings Bank) (a,b).....................                  100,000             100,000
City of Zion, Revenue, VRDN (H & M Enterprises LLC Project)
    4.35%, Series A (LOC; Federal Home Loan Banks) (a,b).................                3,050,000           3,050,000

Indiana--2.7%
City of Auburn, EDR, VRDN (RJ Tower Corp. Project)
    4.25% (LOC; Comerica Bank) (a,b).....................................                  425,000             425,000
Indiana Development Finance Authority, Exempt Facility Revenue, VRDN
    (Mid America Project) 4.10% (LOC; Union Bank of Switzerland) (a,b)...                2,000,000           2,000,000
Indiana Hospital Equipment Financing Authority, Revenue, VRDN
    3.90% (Insured; MBIA and SBPA; The Bank of New York) (a).............                2,600,000           2,600,000
Purdue University, University Revenue, VRDN (Student Fee)
    3.80%, Series E (a)..................................................                1,000,000           1,000,000

Iowa--.9%
Iowa Municipalities Workers Compensation Association,
    Self Insurance Funding Revenue
    4.10%, 7/1/96 (LOC; Dai-Ichi Kangyo Bank) (b)........................               2,000,000            2,000,000


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----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Kansas--.3%
City of Wamego, PCR, VRDN (Missouri Public Service Co. Project)
    3.90% (LOC; Credit Suisse) (a,b).....................................              $   700,000        $    700,000

Kentucky--1.9%
City of Hopkinsville, IDR, VRDN (American Precision Machinery)
    4% (LOC; Mitsubishi Bank) (a,b)......................................                2,250,000           2,250,000
Kentucky Economic Development Finance Authority, VRDN (Sisters of Charity)
    4% (a)...............................................................                  400,000             400,000
Pendelton County, Self Insurance Funding Revenue
    (Kentucky Association Community) 4%, 7/1/96 (LOC; PNC Bank) (b)......                1,500,000           1,500,000

Louisiana--.6%
East Baton Rouge Parish, PCR, Refunding, VRDN (Rhone-Poulenc Inc. Project)
    4% (LOC; Banque Nationale de Paris) (a,b)............................                  100,000             100,000
Plaquemines, Port, Harbor and Terminal District, Port Facilities Revenue
    (International Marine Terminal Project)
    4.50%, Series B, 3/15/96 (LOC; Morgan Guaranty Trust Co.) (b)........                1,250,000           1,250,000

Maine--.7%
State of Maine, Notes 4.10%, 2/1/96......................................                1,500,000           1,500,920

Maryland--1.8%
State of Maryland, Revenue (First Series) 6.50%, 3/1/96..................                4,000,000           4,037,427

Massachusetts--1.1%
Town of Adams, BAN 4.04%, 6/14/96........................................                  500,000             500,000
Commonwealth of Massachusetts, VRDN
    3.80%, Series E (LOC; ABN-Amro Bank) (a,b)...........................                1,000,000           1,000,000
Massachusetts Health and Educational Facilities Authority, Revenue, VRDN
    (Harvard University) 3.70%, Series I (a).............................                1,000,000           1,000,000

Michigan--.7%
Michigan Underground Storage Tank Final Assurance Authority, Revenue, VRDN
    3.90%, Series I (LOC; Canadian Imperial Bank of Commerce) (a,b)......                1,500,000           1,500,000

Minnesota--3.2%
Saint Cloud, Hospital Facilities Revenue, VRDN (Saint Cloud Hospital)
    3.90%, Series A (LOC; Kredietbank) (a,b).............................                3,100,000           3,100,000
Southern Minnesota Municipal Power Agency, Power Supply Systems Revenue
    7.125%, Series C, 1/1/96 (Escrowed in; U.S. Treasuries)..............                3,800,000           3,896,762

Mississippi--1.9%
Jackson County, IDR, VRDN (McCarthy-Holman Co. Project)
    3.95% (LOC; Barclays Bank) (a,b).....................................                  300,000             300,000
Jackson Water Systems, Revenue, Refunding
    3.60%, 2/1/96 (Corporate Guaranty; Chevron USA Inc.).................                4,000,000           4,000,000


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Missouri--2.4%
Kansas City Industrial Development Authority, MFHR, VRDN
    (Timberline Village Apartments Project) 4% (LOC; Bank of America) (a,b)           $  1,300,000        $  1,300,000
Missouri Health and Educational Facilities Authority,
    Health Facilities Revenue, VRDN (Barnes Hospital Project)
    3.90% (LOC; Morgan Guaranty Trust Co.) (a,b).........................                2,000,000           2,000,000
Saint Charles County Industrial Development Authority, Industrial Revenue,
    Refunding, VRDN (Cedar Ridge Apartments)
    3.95%, Series A (LOC; Bank One) (a,b)................................                2,045,000           2,045,000

Montana--.1%
Butte-Silver Bow, PCR, VRDN (Rhone-Poulenc Inc. Project):
    3.90% (LOC; Banque Nationale de Paris) (a,b).........................                  105,000             105,000
    Refunding 3.90% (LOC; Banque Paribas) (a,b)..........................                  100,000             100,000

Nevada--.4%
Clark County, IDR, VRDN (Nevada Power Co. Project)
    3.90% (LOC; Barclays Bank) (a,b).....................................                1,000,000           1,000,000

New Hampshire--.7%
New Hampshire Higher Educational and Health Facilities Authority, Revenue
    (Dartmouth Educational Loan Corp.) 4.10%, 6/1/96.....................                1,630,000           1,630,000

New Jersey--.4%
Newark, Healthcare Facility Revenue, VRDN (New Community Facility)
    3.90%, Series A (Collateralized in; GNMA and Insured; FHA) (a).......                1,000,000           1,000,000

New York--1.6%
Broome County Industrial Development Agency, IDR, Refunding, VRDN
    (Bing Realty Project) 3.75% (LOC; Meridian Bancorp Inc.) (a,b).......                  250,000             250,000
New York City Municipal Water Finance Authority, CP
    3.75%, 11/9/95 (LOC; Canadian Imperial Bank of Commerce) (b).........                2,000,000           2,000,000
New York State Energy, Research and Development Authority, PCR, Refunding,
    VRDN (New York State Electric and Gas)
    3.70%, Series C (LOC; Morgan Guaranty Trust Co.)(a,b)................                  600,000             600,000
New York State Local Government Assistance Corporation, VRDN
    3.80%, Series F (LOC; Toronto-Dominion Bank) (a,b)...................                  700,000             700,000

North Carolina--.5%
Halifax County Industrial Facilities and Pollution Control Financing
Authority,
    Exempt Facilities Revenue, VRDN (Westmoreland)
    4.10% (LOC; Credit Suisse) (a,b).....................................                1,200,000           1,200,000

North Dakota--.4%
Mercer County, PCR, VRDN (United Power-National Rural)
    3.95%, Series C (LOC; Charter Finance Corporation) (a,b).............                  850,000             850,000

Oregon--.5%
Multnomah County School District Number 15, Notes 4.75%, 5/30/96.........                1,000,000           1,005,863


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Pennsylvania--5.9%
Allegheny County Industrial Development Authority, Revenue, CP (Duquesne)
    3.75%, Series A, 11/30/95 (LOC; Canadian Imperial Bank of Commerce) (b)           $  3,500,000       $   3,500,000
Bucks County Industrial Development Authority, Revenue, VRDN
    (SHV Real Estate Inc.) 3.85% (LOC; ABN-Amro Bank) (a,b)..............                  200,000             200,000
Chartiers Valley, Industrial and Commercial Development Revenue, VRDN
    (William Penn Place Project) 4% (LOC; PNC Bank) (a,b)................                1,100,000           1,100,000
Chester County Industrial Development Authority, IDR, VRDN
    (Keystone Foods Corporation) 3.85% (LOC; Bank of Scotland) (a,b).....                1,700,000           1,700,000
Jeanette Health Service Authority, HR, VRDN
    (Jeanette District Memorial Hospital Project)
    4.15% (LOC; PNC Bank) (a,b)..........................................                  600,000             600,000
Lehigh County Industrial Development Authority, PCR, VRDN
    (Allegheny Electric Corp.) 3.90% (LOC; Rabobank Nederland) (a,b).....                  120,000             120,000
Moon Industrial Development Authority, IDR, VRDN
    (Executive Office Association Project) 4% (LOC; PNC Bank) (a,b)......                1,250,000           1,250,000
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN
    4% (LOC; Student Loan Marketing Association) (a,b)...................                2,300,000           2,300,000
Schuylkill County Industrial Development Authority, Revenue, VRDN
    (Pine Grove Landfill Inc.) 4.10% (LOC; Meridian Bancorp) (a,b).......                  300,000             300,000
Upper Allegheny Joint Sanitation Authority, Electric Revenue
    (Allegheny Valley North)
    4.50%, Series C, 1/15/96 (Escrowed in; U.S. Treasuries)..............                1,550,000           1,550,000
Washington County Industrial Development Authority, IDR, Refunding, VRDN
    (Wetterau Finance Co. Project) 4% (LOC; PNC Bank) (a,b)..............                  500,000             500,000

South Carolina--3.2%
Lexington County, Industrial Revenue, Prerefunded, VRDN
    (Safety-Kleen Corporation Project)
    4% (LOC; Union Bank of Switzerland) (a,b)............................                  400,000             400,000
South Carolina Public Service Authority,
    Electric Revenue and Electric Systems Revenue, Prerefunded
    7.875%, 1/1/96 (Escrowed in U.S. Treasuries).........................                  415,000             425,999
City of Walhalla, Revenue, Refunding, VRDN (Avondale Mills Inc. Project)
    3.95% (LOC; Trust Co. Bank) (a,b)....................................                1,600,000           1,600,000
York County, PCR (North Carolina Electric Project):
    3.75%, Series N-5, 3/15/96 (LOC; Cooperative Finance Co.) (b)........                1,965,000           1,965,000
    VRDN 3.95%, Series N-2 (LOC; Cooperative Finance Co.) (a,b)..........                2,800,000           2,800,000

Tennessee--.2%
Knox County Industrial Development Board, Industrial Revenue, VRDN
    (Service Merchandise Co.) 3.80% (LOC; Industrial Bank of Japan) (a,b)                  400,000             400,000

Texas--9.8%
Birdville Independent School District, Revenue
    7.50%, 2/15/96 (Guaranteed by; Texas Public School)..................                  400,000             403,399
Dallas-Fort Worth International Airport Facility Improvement Corporation,
    Revenue, CP 3.55%, 11/1/95 (LOC; National Westminster Bank) (b)......                1,020,000           1,020,000


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Texas (continued)
Dallas Industrial Development Corporation, IDR, VRDN
    (Sealed Power Corp.) 3.75% (LOC; National Bank of Detroit) (a,b).....             $  1,100,000        $  1,100,000
Grapevine Industrial Development Corporation, Revenue, VRDN
    (Multiple Mode-American Airlines):
      4%, Series A-4 (LOC; Sanwa Bank) (a,b).............................                1,300,000           1,300,000
      4%, Series B-1 (LOC; Sanwa Bank) (a,b).............................                  400,000             400,000
Gulf Coast Waste Disposal Authority, Water Pollution Control,
    Contract Revenue (Amoco Oil-Amoco Chemicals)
    6%, 1/15/96 (Corporate Guaranty; Amoco Credit).......................                2,640,000           2,641,316
Lower Colorado River Authority, Revenue, CP
    3.70%, Series D, 11/9/95 (LOC; Morgan Guaranty Trust Co.) (b)........                1,000,000           1,000,000
Lubbock Health Facilities Development Corporation, HR (Methodist Hospital)
    5.80%, 12/1/95 (Insured; MBIA).......................................                1,000,000           1,001,025
North Central Health Facility Development Corporation, HR, VRDN
    (Presbyterian Medical Center) 4%, Series D (Insured; MBIA) (a).......                  200,000             200,000
North Texas Higher Education Authority, Student Loan Revenue, VRDN
    4% (Insured; AMBAC) (a)..............................................                1,300,000           1,300,000
Nueces County Health Facilities Development Corporation, Revenue, VRDN
    (Driscoll Foundation Children) 3.95% (LOC; Bank One) (a,b)...........                2,395,000           2,395,000
Rockwall Industrial Development Corporation, IDR, VRDN
    (Columbia Extrusion Corporation)
    4.20% (LOC; U.S. National Bank of Oregon) (a,b)......................                1,000,000           1,000,000
San Antonio, Sewer Revenue, Prerefunded
    7.25%, 5/1/96 (Escrowed in; U.S. Treasuries).........................                2,000,000           2,074,643
State of Texas, TRAN 4.75%, Series A, 8/30/96............................                2,500,000           2,513,360
Texas Public Finance Authority, Revenue, GO, CP
    3.75%, Series A, 11/2/95 (Guaranteed by; State of Texas).............                1,000,000           1,000,000
Tyler Health Facilities Development Corporation, HR, CP
    (East Texas Medical Center Regional Health)
    3.90%, Series C, 12/8/95 (LOC; Banque Paribas) (b)...................                2,300,000           2,300,000

Utah--3.5%
Intermountain Power Agency, Utah Power Supply Revenue, Prerefunded
    7.073%, Series F, 7/1/96 (Escrowed in U.S. Treasuries)...............                1,700,000           1,769,779
State of Utah, Board of Regents, Student Loan Revenue, VRDN:
    3.90%, Series B (Insured; AMBAC) (a).................................                  200,000             200,000
    4%, Series C (Insured; AMBAC) (a)....................................                  300,000             300,000
Washington County School District, TAN (Saint George) 4.375%, 1/31/96....                2,250,000           2,252,704
City of West Jordan, TRAN 4%, 6/28/96....................................                3,255,000           3,255,000

Washington--1.1%
State of Washington, Revenue 5.50%, Series C, 7/1/96.....................                1,000,000           1,010,634
Washington State Health Care Facilities Authority, Revenue, VRDN
    (Fred Hutchinson Cancer):
      4%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)................                  805,000             805,000
      4%, Series B (LOC; Morgan Guaranty Trust Co.) (a,b)................                  595,000             595,000


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
West Virginia--1.6%
Putnam County, IDR, VRDN (FMC Corp.)
    3.90% (LOC; Union Bank of Switzerland) (a,b).........................             $    700,000       $     700,000
West Virginia Public Energy Authority, Energy Revenue, CP
    (Morgantown Association Project)
    3.65%, 11/6/95 (LOC; Swiss Bank Corp.) (b)...........................                2,800,000           2,800,000

Wisconsin--2.7%
City of Wisconsin, Promisory Notes, Revenue 4.80%, Series A, 2/15/96.....                1,000,000           1,003,085
City of Platteville, IDR, VRDN (Woodward Communications Project)
    4.10% (LOC; Harris Trust and Savings Bank) (a,b).....................                2,950,000           2,950,000
Wisconsin Health and Educational Facilities Authority, Revenue, CP
    (Alexian Village Milwaukee Inc.)
    3.50%, Series A, 11/8/95 (LOC; Sumitomo Bank) (b)....................                1,300,000           1,300,000
Wisconsin Health Facilities Authority, Revenue, VRDN
    (Franciscan Health Care)
    3.80%, Series A-1 (LOC; Toronto-Dominion Bank) (a,b).................                  765,000             765,000

Wyoming--.1%
Green River, Revenue, VRDN (Rhone-Poulenc)
    4.15% (LOC; Societe Generale) (a,b)..................................                  300,000             300,000
                                                                                                          ------------
TOTAL INVESTMENTS (cost $221,748,080)....................................                                 $221,748,080
                                                                                                          ------------
                                                                                                          ------------

Summary of Abbreviations
------------------------------------------------------------------------------------------------------------
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
BAN           Bond Anticipation Notes                            MBIA    Municipal Bond Investors Assurance
BPA           Bond Purchase Agreeement                                         Insurance Association
COP           Certificate of Participation                       MFHR    Multi-Family Housing Revenue
CP            Commercial Paper                                   MFMR    Multi-Family Mortgage Revenue
EDR           Economic Development Revenue                       PCR     Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               RRR     Resources Recovery Revenue
FHA           Federal Housing Administration                     SBPA    Standby Bond Purchase Agreeement
FNMA          Federal National Mortgage Association              SWDR    Solid Waste Disposal Revenue
GNMA          Government National Mortgage Association           TAN     Tax Anticipation Notes
GO            General Obligation                                 TRAN    Tax and Revenue Anticipation Notes
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
IDR           Industrial Development Revenue


Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------------------------------------------
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
---------                          ---------                      --------------------    -----------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              80.5%
F2                                 VMIG2/MIG2, P2                 SP2, A2                            0.5%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                        14.9%
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      4.1%
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ------
                                                                                                   ------

Dreyfus Municipal Reserves
--------------------------------------------------------------------------
Statement of Investments (continued)                      October 31, 1995

Notes to Statement of Investments:
-------------------------------------------------------------------------
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At October 31, 1995, 63.4% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and brokerage firms.
(c) Fitch currently provides creditworthiness information for a limited amount of investments.
(d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
(f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.

                  See notes to financial statements.

Dreyfus Municipal Reserves
--------------------------------------------------------------------------
Statement of Assets and Liabilities                      October 31, 1995

ASSETS:
    Investments in securities, at value (cost $221,748,080)--see Statement
      of Investments                                                                                       $221,748,080
    Cash....................................................................                                  2,290,216
    Interest receivable.....................................................                                  1,532,757
                                                                                                           ------------
                                                                                                            225,571,053
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................                $  160,160
    Payable for investment securities purchased.............................                 2,000,000
    Dividends payable.......................................................                   255,196
    Directors' fees payable-Note 2 (c)......................................                    19,146        2,434,502
                                                                                            ----------     ------------
NET ASSETS..................................................................                               $223,136,551
                                                                                                           ------------
                                                                                                           ------------

REPRESENTEDBY:
    Paid-in capital.........................................................                               $223,138,979
    Accumulated distributions in excess of investment income-net............                                     (1,575)
    Accumulated net realized (loss) on investments .........................                                       (853)
                                                                                                           ------------
NET ASSETS at value.........................................................                               $223,136,551
                                                                                                           ------------
                                                                                                           ------------
NET ASSET VALUE, offering and redemption price per share:

    Investor Shares
      (1 billion shares of $.001 par value Capital Stock authorized)
      ($17,763,991 / 17,764,150 shares of Capital Stock outstanding)........                                      $1.00
                                                                                                                  -----
                                                                                                                  -----
    Class R Shares
      (1 billion shares of $.001 par value Capital Stock authorized)
      ($205,372,560 / 205,374,226 shares of Capital Stock outstanding)......                                      $1.00
                                                                                                                  -----
                                                                                                                  -----

                  See notes to financial statements.

Dreyfus Municipal Reserves
--------------------------------------------------------------------------
Statement of Operations                       Year ended October 31, 1995

INVESTMENT INCOME:
    Interest Income.........................................................                               $ 8,734,012

    Expenses:
      Investment management fee-Note 2(a)...................................                $1,074,708
      Distribution fee (Investor shares)-Note 2(b)..........................                    40,029
      Directors' fees and expenses-Note 2(c)................................                    39,012
                                                                                            ----------
          Total Expenses....................................................                                   1,153,749
                                                                                                              ----------

INVESTMENT INCOME--NET ......................................................                                  7,580,263
NET REALIZED (LOSS) ON INVESTMENTS...........................................                                       (853)
                                                                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................                                 $7,579,410
                                                                                                              ----------
                                                                                                              ----------

                  See notes to financial statements.

Dreyfus Municipal Reserves
--------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                       ------------------------------
                                                                                           1995              1994*
                                                                                       ------------      ------------

OPERATIONS:
    Investment income--net...............................................              $  7,580,263      $  4,859,332
    Net realized (loss) on investments...................................                      (853)           --
      Net Increase In Net Assets Resulting From Operations...............                 7,579,410         4,859,332
                                                                                       ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor Shares....................................................                  (665,686)          (10,965)
      Class R Shares.....................................................                (6,913,817)       (4,850,099)
                                                                                       ------------      ------------
        Total Dividends..................................................                (7,579,503)       (4,861,064)
                                                                                       ------------      ------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share)*:
    Net proceeds from shares sold:
      Investor Shares....................................................                13,061,878         1,304,565
      Class R Shares.....................................................               744,180,112       639,468,498
    Issued in exchange for shares of Dreyfus/Laurel Tax Free Money Fund:
      Investor Shares....................................................                21,402,629           --
      Class R Shares.....................................................                17,563,875           --
    Dividends reinvested:
      Investor Shares....................................................                   582,123             9,953
      Class R Shares.....................................................                 2,258,237         1,778,576
    Cost of shares redeemed:
      Investor Shares....................................................               (18,443,197)         (153,801)
      Class R Shares.....................................................              (763,734,703)     (623,970,062)
                                                                                       ------------      ------------
      Increase In Net Assets From Capital Stock Transactions.............                16,870,954        18,437,729
                                                                                       ------------      ------------
        Total Increase In Net Assets.....................................                16,870,861        18,435,997
NET ASSETS:
    Beginning of year....................................................               206,265,690       187,829,693
                                                                                       ------------      ------------
    End of year (including distributions in excess of investment income-net:
      $1,575 and $2,335, respectively)...................................              $223,136,551      $206,265,690
                                                                                       ------------      ------------
                                                                                       ------------      ------------

---------------
* The Fund commenced selling Investor shares on April 20, 1994. Any shares outstanding prior to April 4, 1994 were designated as Class R shares of the Fund.

                See notes to financial statements.

Dreyfus Municipal Reserves
------------------------------------------------------------------------
Financial Highlights

Reference is made to pages 7 and 8 of the Fund's Prospectus dated March 1, 1996.


                       See notes to financial statements.

Dreyfus Municipal Reserves
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Municipal Reserves (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    On August 1, 1995, the Fund's Directors approved a change to the Fund's name, effective June 9, 1995, from "Dreyfus/Laurel Tax Exempt Money Market Fund" to "Dreyfus Municipal Reserves."

    The Fund is currently authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

          Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the

Dreyfus Municipal Reserves
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $853 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and

Dreyfus Municipal Reserves
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $40,029.

       Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

       (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Reorganization:

     On November 7, 1994, Dreyfus Municipal Reserves, acquired the assets and certain liabilities of the Dreyfus/Laurel Tax-Free Money Fund, in exchange for shares of Dreyfus Municipal Reserves, pursuant to a plan of reorganization approved by Dreyfus/Laurel Tax-Free Money Fund shareholders on May 20, 1994. Total shares issued by Dreyfus Municipal Reserves and the total net assets of Dreyfus/Laurel Tax-Free Money Fund acquired are set forth in the Statement of Changes in Net Assets.

Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                        KPMG Peat Marwick LLP


Pittsburgh, Pennsylvania
December 15, 1995

Dreyfus U.S. Treasury Reserves
-------------------------------------------------------------------------------
Statement of Investments                                      October 31, 1995

                                                                         Annualized
                                                                          Yield on
                                                                          Date of        Principal
U.S. Treasury Bills--58.8%                                                Purchase         Amount               Value
--------------------------------------------------------------           ----------     ------------         ------------
    12/21/95..................................................              5.45%       $200,000,000         $198,515,972
    2/22/96...................................................              5.41          50,000,000           49,166,625
                                                                                                             ------------
TOTAL U.S. TREASURY BILLS (cost $247,682,597).................                                               $247,682,597
                                                                                                             ------------

Repurchase Agreements--41.4%
--------------------------------------------------------------
Lehman Government Securities Inc.
    Dated 10/31/95, due 11/1/95 in the amount
    of $54,578,868 (fully collateralized by
    $53,470,000 U.S. Treasury Notes, 7.50%,
    due 1/31/97, value $54,570,000)...........................              5.85%       $ 54,570,000         $ 54,570,000
Morgan Stanley & Co. Inc.
    Dated 10/31/95, due 11/1/95 in the amount
    of $40,006,500 (fully collateralized by
    $36,805,000 U.S. Treasury Notes, 7.875%,
    due 11/15/99, value $40,000,000)..........................              5.85          40,000,000           40,000,000
Salomon Brothers Inc.
    Dated 10/31/95, due 11/1/95 in the amount
    of $40,006,500 (fully collateralized by
    $38,468,000 U.S. Treasury Notes, 7.125-7.375%,
    due 11/15/97 to 2/29/00, value $40,000,000)...............              5.85          40,000,000           40,000,000
UBS Securities Inc.
    Dated 10/31/95, due 11/1/95 in the amount
    of $40,006,500 (fully collateralized by
    $40,855,000 U.S. Treasury Notes, 5.625%,
    due 10/31/97, value $40,000,000)..........................              5.85          40,000,000           40,000,000
                                                                                                             ------------
TOTAL REPURCHASE AGREEMENTS (cost $174,570,000)...............                                               $174,570,000
                                                                                                             ------------
TOTAL INVESTMENTS (cost $422,252,597)..............     100.2%                                               $422,252,597
LIABILITIES, LESS CASH AND RECEIVABLES.............       (.2%)                                              $   (993,412)
                                                        ------                                               ------------
NET ASSETS.........................................     100.0%                                               $421,259,185
                                                        ------                                               ------------
                                                        ------                                               ------------

                          See notes to financial statements.

Dreyfus U.S. Treasury Reserves
------------------------------------------------------------------------------
Statement of Assets and Liabilities                           October 31, 1995

ASSETS:
    Investments in securities, at value (cost $422,252,597)--see
       Statement of Investments (including repurchase agreement of
       $174,570,000)..................................................                                    $422,252,597
    Cash..............................................................                                          27,164
    Interest receivable...............................................                                          28,368
    Other receivables.................................................                                          28,334
                                                                                                          ------------
                                                                                                           422,336,463
LIABILITIES:
    Due to The Dreyfus Corporation--Note 2(a).........................                    $313,260
    Due to Distributor--Note 2(b).....................................                       4,010
    Dividends payable.................................................                     732,922
    Directors' fees payable--Note 2(c)................................                      27,086           1,077,278
                                                                                          --------        ------------
NET ASSETS............................................................                                    $421,259,185
                                                                                                          ------------
                                                                                                          ------------

REPRESENTED BY:
    Paid-in capital...................................................                                    $421,253,775
    Accumulated undistributed net realized gain on investments........                                           5,410
                                                                                                          ------------
NET ASSETS at value...................................................                                    $421,259,185
                                                                                                          ------------
                                                                                                          ------------

NET ASSET VALUE, offering and redemption price per share:
    Investor Shares
        (1 billion shares of $.001 par value Capital Stock authorized)
        ($21,385,897 / 21,385,272 shares of Capital Stock outstanding)                                           $1.00
                                                                                                                 -----
                                                                                                                 -----
    Class R Shares
        (1 billion shares of $.001 par value Capital Stock authorized)
        ($399,873,288 / 399,867,932 shares of Capital Stock outstanding)                                         $1.00
                                                                                                                 -----
                                                                                                                 -----


                      See notes to financial statements.

Dreyfus U.S. Treasury Reserves
------------------------------------------------------------------------------
Statement of Operations                           Year ended October 31, 1995

INVESTMENT INCOME:
    Interest Income...................................................                                     $18,538,414
    Expenses:
      Investment management fee--Note 2(a)............................                  $1,588,710
      Distribution fee (Investor shares)--Note 2(b)...................                      62,079
      Directors' fees and expenses--Note 2(c)..........................                     56,019
                                                                                        ----------
          Total Expenses..............................................                                       1,706,808
                                                                                                           -----------
INVESTMENT INCOME--NET................................................                                      16,831,606
NET REALIZED GAIN ON INVESTMENTS......................................                                           5,410
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                     $16,837,016
                                                                                                           -----------
                                                                                                           -----------

                     See notes to financial statements.

Dreyfus U.S. Treasury Reserves
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                        Year Ended October 31,
                                                                                  ------------------------------------
                                                                                      1995                   1994
                                                                                  --------------          ------------
OPERATIONS:
    Investment income--net......................................                  $   16,831,606          $  4,320,259
    Net realized gain on investments............................                           5,410                 --
                                                                                  --------------          ------------
      Net Increase In Net Assets Resulting From Operations......                      16,837,016             4,320,259
                                                                                  --------------          ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor Shares...........................................                      (1,527,211)             (10,949)
      Class R Shares............................................                     (15,304,349)          (4,308,785)
                                                                                  --------------          ------------
          Total Dividends.......................................                     (16,831,560)          (4,319,734)
                                                                                  --------------          ------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share)*:
    Net proceeds from shares sold:
      Investor Shares...........................................                     194,173,669             2,966,555
      Class R Shares............................................                   1,478,105,952           801,362,826
    Issued in exchange for shares of Dreyfus/Laurel Government
      Money Fund:
      Investor Shares...........................................                      44,774,273                 --
    Dividends reinvested:
      Investor Shares...........................................                       1,307,881                 9,219
      Class R Shares............................................                      11,884,976             2,669,895
    Cost of shares redeemed:
      Investor Shares...........................................                    (220,194,051)          (1,652,274)
      Class R Shares............................................                  (1,318,919,643)        (645,020,921)
                                                                                  --------------          ------------
          Increase In Net Assets From Capital Stock Transactions                     191,133,057           160,335,300
                                                                                  --------------          ------------
            Total Increase In Net Assets........................                     191,138,513           160,335,825
NET ASSETS:
    Beginning of year...........................................                     230,120,672            69,784,847
                                                                                  --------------          ------------
    End of year [including distributions in excess of investment
      income--net of ($46) in 1994].............................                  $  421,259,185          $230,120,672
                                                                                  --------------          ------------
                                                                                  --------------          ------------

-------------------
* The Fund commenced selling Investor shares on April 18, 1994. Any shares outstanding prior to April 4, 1994 were designated as Class R shares of the Fund.


                         See notes to financial statements.

Dreyfus U.S. Treasury Reserves
------------------------------------------------------------------------------
Financial Highlights

Reference is made to pages 9 and 10 of the Fund's Prospectus dated March 1, 1996.


                          See notes to financial statements.

Dreyfus U.S. Treasury Reserves
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus U.S. Treasury Reserves (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    On August 1, 1995, the Fund's Directors approved a change to the Fund's name, effective June 9, 1995, from "Dreyfus/Laurel U.S. Treasury Money Market Fund" to "Dreyfus U.S. Treasury Reserves."

    The Fund is currently authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the

Dreyfus U.S. Treasury Reserves
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2 -- Investment Management Fee and Other Transactions With Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $62,079.

Dreyfus U.S. Treasury Reserves
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3 -- Reorganization:

    On November 7, 1994, Dreyfus U.S. Treasury Reserves, acquired the assets and certain liabilities of the Dreyfus/Laurel Government Money Fund, in exchange for shares of Dreyfus U.S. Treasury Reserves, pursuant to a plan of reorganization approved by Dreyfus/Laurel Government Money Fund shareholders on May 20, 1994. Total shares issued by Dreyfus U.S. Treasury Reserves and the total net assets of Dreyfus/Laurel Government Money Fund acquired are set forth in the Statement of Changes in Net Assets.

Dreyfus U.S. Treasury Reserves
------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                           KPMG Peat Marwick LLP


Pittsburgh, Pennsylvania
December 15, 1995

Dreyfus Institutional Government Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments                                        October 31, 1995

                                                                          Annualized
                                                                           Yield on
                                                                           Date of       Principal
U.S. Government Agencies-71.0%                                             Purchase        Amount            Value
-------------------------------------------                                -------        ---------        ---------
Federal Farm Credit Banks, Discount Notes
    1/18/96...................................................              5.94%        $10,000,000      $  9,874,333
Federal Farm Credit Banks, Consolidated Systemwide Bonds
    2/1/96....................................................              5.57(a)       15,000,000        14,998,828
Federal Farm Credit Banks, Consolidated Systemwide,
    Medium Term Notes
    7/17/96...................................................              5.51(a)       10,000,000        10,000,000
Federal Home Loan Banks, Discount Notes
    12/6/95...................................................              5.62          25,000,000        24,865,347
    1/8/96....................................................              5.88          10,000,000         9,891,389
    1/16/96...................................................              5.58          22,000,000        21,745,949
    1/31/96...................................................              5.65          30,000,000        29,577,608
    2/16/96...................................................              5.54          20,000,000        19,677,811
Federal Home Loan Mortgage Corp., Discount Notes
    11/20/95..................................................              5.65          30,000,000        29,910,858
    12/1/95...................................................              5.72          18,100,000        18,015,081
 Federal National Mortgage Association, Discount Notes
    11/2/95...................................................              5.97          25,000,000        24,995,903
    11/7/95...................................................              5.67          25,000,000        24,976,667
    12/7/95...................................................              5.62          15,000,000        14,916,750
    1/10/96...................................................              5.64          25,000,000        24,729,722
    2/15/96...................................................              5.65          15,000,000        14,755,759
    2/28/96...................................................              5.68          25,000,000        24,541,354
    3/13/96...................................................              5.59          25,000,000        24,494,785
    3/18/96...................................................              5.61          25,000,000        24,474,833
                                                                                                           -----------
TOTAL U.S. GOVERNMENT AGENCIES (cost $366,442,977)............                                            $366,442,977
                                                                                                           -----------

Repurchase Agreements-32.3%

Barclays De Zoette Wedd Securities, Inc.
    dated 10/31/95, due 11/1/95 in the amount of $50,007,917
    (fully collateralized by $15,900,000 U.S. Treasury
    Notes 9.25%, due 1/15/96 value $16,444,406 and $24,621,000
    U.S. Treasury Bonds 8.75% to 14%, due 11/15/2011 to
    8/15/2020 value $34,566,413)..............................              5.70%        $50,000,000     $  50,000,000

Dreyfus Institutional Government Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995

                                                                          Annualized
                                                                           Yield on
                                                                           Date of         Principal
Repurchase Agreements (continued)                                          Purchase          Amount         Value
-------------------------------------------                                -------         ---------      ---------
Donaldson Lufkin Jenrette Securities, Inc.
    dated 10/31/95, due 11/1/95 in the amount of $50,008,160
    (fully collateralized by $50,245,000 U.S. Treasury
    Notes 4% to 6.75%, due from 1/31/96  to 9/30/2000,
    valued $51,000,658).......................................                5.88%      $50,000,000     $ 50,000,000
Goldman Sachs & Co.
    dated 10/31/95, due 11/1/95 in the amount of $66,684,737
    (fully collateralized by $43,683,000 U.S. Treasury
    Bonds 12% to 12.5%, due from 8/15/2013 to 8/15/2014,
    valued $68,009,127).......................................                5.70        66,674,180       66,674,180
                                                                                                         ------------

TOTAL REPURCHASE AGREEMENTS (cost $166,674,180)...............                                           $166,674,180
                                                                                                         ------------
TOTAL INVESTMENTS (cost $533,117,157) .............     103.3%                                           $533,117,157
LIABILITIES, LESS CASH AND RECEIVABLES.............      (3.3%)                                          $(17,305,517)
                                                        ------                                           ------------
NET ASSETS.........................................     100.0%                                           $515,811,640
                                                        ------                                           ------------
                                                        ------                                           ------------

Note to Statement of Investments;
(a) Variable interest rates-subject to periodic change.


                        See notes to financial statements.

Dreyfus Institutional Government Money Market Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1995

ASSETS:
    Investments in securities, at value (cost $533,117,157)-see Statement of
      Investments (including repurchase agreements of $166,674,180).........                             $533,117,157
    Interest receivable.....................................................                                   49,745
                                                                                                         ------------
                                                                                                          533,166,902
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................          $       94,484
    Due to Distributor-Note 2(b)............................................                 101,233
    Cash overdraft due to Custodian.........................................                 146,696
    Payable for investment securities purchased.............................              14,998,828
    Dividends Payable.......................................................               1,991,959
    Accrued expenses and other liabilities..................................                  22,062       17,355,262
                                                                                         -----------     ------------

NET ASSETS at value, represented by paid-in capital,
    applicable to 515,811,640 outstanding shares of Capital Stock
    (2 billion shares of $.001 par value Capital Stock authorized)..........                             $515,811,640
                                                                                                         ------------
                                                                                                         ------------

NET ASSET VALUE, offering and redemption price per share
    ($515,811,640 / 515,811,640 shares of Capital Stock outstanding)........                                    $1.00
                                                                                                                -----
                                                                                                                -----

                         See notes to financial statements.

Dreyfus Institutional Government Money Market Fund
--------------------------------------------------------------------------------
Statement of Operations                              Year ended October 31, 1995

INVESTMENT INCOME:
    Interest Income.........................................................                               $24,655,896

    Expenses:
      Investment management fee-Note 2(a)...................................                  $590,518
      Shareholder service fee-Note 2(b).....................................                   632,698
      Directors' fees and expenses--Note 2(c)...............................                    42,180
                                                                                            ----------
          Total Expenses....................................................                                 1,265,396
                                                                                                           -----------

INVESTMENT INCOME-NET, representing net increase in net assets
    resulting from operations...............................................                               $23,390,500
                                                                                                           -----------
                                                                                                           -----------


                     See notes to financial statements.

Dreyfus Institutional Government Money Market Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Year Ended October 31,
                                                                                 -------------------------------------
                                                                                        1995                 1994
                                                                                -----------------      ---------------
OPERATIONS;
    Investment income--net..............................................        $      23,390,500      $    16,679,194
                                                                                -----------------      ---------------

DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income--net..............................................              (23,390,500)         (16,679,194)
                                                                                -----------------      ---------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.......................................            2,466,577,709        2,621,818,115
    Dividends reinvested................................................                2,614,140            2,072,225
    Cost of shares redeemed.............................................           (2,423,387,079)      (2,560,573,095)
                                                                                -----------------      ---------------

      Increase In Net Assets From Capital Stock Transactions............               45,804,770           63,317,245
                                                                                -----------------      ---------------
        Total Increase In Net Assets....................................               45,804,770           63,317,245

NET ASSETS:
    Beginning of year...................................................              470,006,870          406,689,625
                                                                                -----------------      ---------------
    End of year.........................................................          $   515,811,640      $   470,006,870
                                                                                -----------------      ---------------
                                                                                -----------------      ---------------

                      See notes to financial statements.

Dreyfus Institutional Government Money Market Fund
--------------------------------------------------------------------------------
Financial Highlights

Reference is made to page 5 of the Fund's Prospectus dated March 1, 1996.


                   See notes to financial statments.

Dreyfus Institutional Government Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:
    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Institutional Government Money Market Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of whlch is Boston Institutional Group, Inc.
    On July 26, 1995, the Fund's Directors approved a change to the Fund's name, effective September 15, 1995, from "Dreyfus/Laurel Institutional Government Money Market Fund" to "Dreyfus Institutional Government Money Market Fund."
    In addition, Class II and Class III shares were eliminated. The designation Class I of the Funds' only remaining class of shares was eliminated and these shares were redesignated as shares of the Funds'. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.
    (a) Portfolio Valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, and sub-custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (d) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any,

Dreyfus Institutional Government Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gains.
    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-Investment Management Fee and Other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (b) Shareholder Servicing Plan: The Fund has adopted a shareholder servicing plan (the "Plan"). Under the Plan, the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. For the year ended October 31, 1995, the Fund incurred service fees of $632,698.
    Under its terms, the shareholder servicing plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.
     (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

Dreyfus Institutional Government Money Market Fund
--------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995

Dreyfus Institutional Prime Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments                                        October 31, 1995

                                                                                      Principal
Commercial Paper-65.5%                                                                  Amount                Value
--------------------------------------------------                                  -------------         -------------
Air Products & Chemicals Inc.
    6.02%, 11/7/95.......................................................           $  15,000,000         $  14,985,125
Allegheny Power System Inc.
    5.78%, 11/29/95......................................................              16,125,000            16,053,513
Allergan Inc.
    5.68%, 12/19/95......................................................              10,000,000             9,925,333
Asset Securitization Cooperative Corp.
    5.84%, 11/10/95......................................................              22,000,000            21,968,100
British Gas Capital Inc.
    5.78%, 1/24/96.......................................................              25,000,000            24,667,500
CSR America Inc.
    5.82%, 3/27/96.......................................................              15,000,000            14,653,938
Canadian Wheat Board
    5.71%-5.72%, 11/1/95-2/20/96.........................................              42,000,000            41,740,538
Coca-Cola Co.
    5.71%, 1/31/96.......................................................              30,000,000            29,573,817
Consolidated Rail Corp.
    5.76%, 11/3/95.......................................................              10,000,000            9,996,833
Daimler-Benz North America Corp.
    6.01%, 2/13/96.......................................................              15,000,000            14,746,933
Delaware Funding Corp.
    5.77%, 11/13/95......................................................              22,993,000            22,949,313
Eaton Corp.
    5.86%, 6/17/96.......................................................               5,000,000             4,821,253
Goldman Sachs & Co.
    5.70%, 2/16/96.......................................................              25,000,000            24,586,118
Hanson Finance (U.K.) PLC
    5.75%, 11/22/95......................................................              23,000,000            22,923,928
Heinz (H.J.) Co.
    5.70%, 12/18/95......................................................              30,000,000            29,780,667
Hewlett-Packard
    5.69%, 11/29/95......................................................              15,800,000            15,730,936
Lilly (Eli) & Co.
    5.96%, 1/16/96.......................................................              13,000,000            12,840,273
McGraw Hill Inc.
    5.96%, 12/19/95......................................................              22,000,000            21,828,400
Monsanto Co.
    5.75%, 1/30/96.......................................................              25,000,000            24,645,625
Preferred Receivables Funding Corp.
    5.76%, 11/27/95......................................................              15,000,000            14,938,250
Societe Generale North America Inc.
    5.81%, 3/18/96.......................................................              20,000,000            19,566,833
Sweden (Kingdom of)
    5.79%, 1/23/96.......................................................              25,000,000            24,672,611
Toronto-Dominion Holdings USA Inc.
    5.76%, 1/30/96.......................................................              10,000,000             9,858,500
Toshiba America Inc
    5.76%, 2/23/96-3/18/96...............................................              35,000,000            34,341,208


Dreyfus Institutional Prime Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995

                                                                                      Principal
Commercial Paper (continued)                                                            Amount                Value
--------------------------------------------------                                  -------------         -------------
Transamerica Finance Corp.
    5.74%, 12/14/95......................................................           $  25,000,000        $  24,830,090
                                                                                    -------------        -------------
TOTAL COMMERCIAL PAPER
    (cost $506,625,635)..................................................                                $ 506,625,635
                                                                                                         -------------
U.S. Government Agencies-8.3%
-------------------------------------------------------------------------
Federal Farm Credit Banks,
Discount Notes
    5.92%, 1/18/96.......................................................           $  30,000,000        $  29,624,625
Federal Farm Credit Banks,
Floating Rate Notes
    5.51%, 7/17/96(a)....................................................              15,000,000           15,000,000
Federal Home Loan Mortgage Corp.,
Discount Notes
    5.72%, 12/1/95.......................................................              20,000,000           19,906,167
                                                                                                         -------------
TOTAL U.S. GOVERNMENT AGENCIES
    (cost $64,530,792)...................................................                                $  64,530,792
                                                                                                         -------------
Repurchase Agreements-26.6%
-------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Inc., 5.88%
    dated 10/31/95, due 11/1/95 in the amount of $100,016,319
    (fully collateralized by $11,000 U.S. Treasury Bills
    due 7/25/96 value $10,568 and $50,085,000 U.S. Treasury Notes
    6.75%, due 6/30/99 value $52,810,061 and by $32,323,000
    U.S. Treasury Bonds 9.875% to 11.25%, due 2/15/2015 to
    11/15/2015 value $49,180,593)........................................            $100,000,000         $100,000,000
Goldman, Sachs & Co., 5.84%
    dated 10/31/95, due 11/1/95 in the amount of $105,484,663
    (fully collateralized by $105,543,000 U.S. Treasury Notes 4.375%
    to 6.5%, due 11/15/96 to 4/30/99 value $107,577,741).................             105,467,564          105,467,564
                                                                                                         -------------
TOTAL REPURCHASE AGREEMENTS
    (cost $205,467,564)..................................................                                 $205,467,564
                                                                                                         -------------
TOTAL INVESTMENTS
    (cost $776,623,991).........................................    100.4%                                $776,623,991
LIABILITIES, LESS CASH AND RECEIVABLES..........................      (.4%)                               $ (3,021,960)
                                                                   ------                                -------------
NET ASSETS  ................................................        100.0%                                $773,602,031
                                                                   ------                                -------------
                                                                   ------                                -------------

Note to Statement of Investments;
-------------------------------------------------------------------------
(a) Variable interest rate-subject to periodic change.

                   See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1995

ASSETS:
    Investments in securities, at value (cost $776,623,991)-See Statement of
      Investments (including repurchase agreements of $205,467,564).........                               $776,623,991
    Cash....................................................................                                  1,062,725
    Dividends and interest receivable.......................................                                     68,086
                                                                                                         --------------
                                                                                                            777,754,802
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................              $   180,227
    Due to Distributor-Note 2(b)............................................                  209,925
    Dividends payable.......................................................                3,749,590
    Accrued expenses and other liabilities..................................                   13,029         4,152,771
                                                                                          -----------    --------------
NET ASSETS..................................................................                               $773,602,031
                                                                                                         --------------
                                                                                                         --------------
REPRESENTED BY:
    Paid-in capital.........................................................                               $773,599,559
    Accumulated undistributed net realized gain on investments..............                                      2,472
                                                                                                         --------------
NET ASSETS at value applicable to 773,599,559 shares outstanding
    (4 billion shares of $.001 par value Capital Stock authorized)..........                               $773,602,031
                                                                                                         --------------
                                                                                                         --------------
NET ASSET VALUE, offering and redemption price per share
    ($773,602,031 / 773,599,559 shares of Capital Stock outstanding)........                                      $1.00
                                                                                                                  -----
                                                                                                                  -----

Statement of Operations                          Year Ended October 31, 1995
INVESTMENT INCOME:
    Interest Income.........................................................                               $54,648,194

    Expenses:
      Investment management fee-Note 2(a)...................................                $1,294,365
      Shareholder service fee-Note 2(b).....................................                 1,280,430
      Directors' fees and expenses-Note 2(c)................................                    92,455
                                                                                        --------------
            Total Expenses..................................................                                  2,667,250
                                                                                                         --------------

INVESTMENT INCOME-NET ......................................................                                 51,980,944
NET REALIZED GAIN ON INVESTMENTS............................................                                      2,472
                                                                                                         --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                $51,983,416
                                                                                                         --------------

                      See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                    ---------------------------------
                                                                                          1995              1994
                                                                                    ---------------    --------------
OPERATIONS;
    Investment income--net...............................................           $    51,980,944    $   28,636,890
    Net realized gain on investments.....................................                     2,472           --
                                                                                    ---------------    --------------
      Net Increase In Net Assets Resulting From Operations...............                51,983,416        28,636,890
                                                                                    ---------------    --------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income--net...............................................               (51,980,944)      (28,636,890)
                                                                                    ---------------    --------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Class I shares.....................................................             6,764,968,751     6,346,280,548
      Class II shares....................................................               979,545,884           --
    Dividends reinvested:
      Class I shares.....................................................                14,679,121         9,455,788
      Class II shares....................................................                 6,095,405           --
    Cost of shares redeemed:
      Class I shares.....................................................            (6,687,828,845)   (6,498,036,154)
      Class II shares....................................................              (985,641,289)          --
                                                                                    ---------------    --------------
      Increase (Decrease) In Net Assets From Capital Stock Transactions..                91,819,027      (142,299,818)
                                                                                    ---------------    --------------
        Total Increase (Decrease) In Net Assets..........................                91,821,499      (142,299,818)
NET ASSETS:
    Beginning of year....................................................               681,780,532       824,080,350
                                                                                    ---------------    --------------
    End of year..........................................................            $  773,602,031    $  681,780,532
                                                                                    ---------------    --------------
                                                                                    ---------------    --------------

                              See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
--------------------------------------------------------------------------------
Financial Highlights

Reference is made to page 4 of the Fund's Prospectus dated March 1, 1996.


                           See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
--------------------------------------------------------------------------------
Financial Highlights  (continued)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                                    Class II shares
                                                                                                  --------------------
                                                                                                      Period Ended
                                                                                                  October 31, 1995(1)
PER SHARE DATA:                                                                                       (Unaudited)
                                                                                                  --------------------
    Net asset value, beginning of year.........................................                      $     --(3)
                                                                                                     ----------
    Investment Operations;
    Investment income--net.....................................................                           .0279
                                                                                                     ----------
    Distributions;
    Dividends from investment income--net......................................                          (.0279)
                                                                                                     ----------
    Net asset value, end of year...............................................                      $     --(3)
                                                                                                     ----------
                                                                                                     ----------
TOTAL INVESTMENT RETURN........................................................                            2.81%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................................                             .20%(2)
    Ratio of net investment income to average net assets.......................                            5.67%(2)
    Net Assets, end of year (000's Omitted)....................................                              $0

------------------
(1) The Fund commenced selling Class II shares on November 3, 1994.
(2) Annualized.
(3) Beginning and end of the year there were no shares outstanding. All shares were purchased and redeemed during the year.

                      See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Institutional Prime Money Market Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    On July 26, 1995, the Fund's Directors approved a change to the Fund's name, effective September 15, 1995, from "Dreyfus/Laurel Institutional Prime Money Market Fund" to "Dreyfus Institutional Prime Money Market Fund."
    In addition, Class II and Class III shares were eliminated. The designation Class I of the Funds' only remaining class of shares also was eliminated and these shares were redesignated as shares of the Funds'. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.
    (a) Portfolio Valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Dreyfus Institutional Prime Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    (d) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-Investment Management Fee and Other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (b) Shareholder Servicing Plan: The Fund has adopted a shareholder servicing plan (the "Plan"). Under the Plan, the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. For the year ended October 31, 1995, the Fund incurred service fees of $1,280,430.
    Under its terms, the shareholder servicing plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.
          (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

Dreyfus Institutional Prime Money Market Fund
--------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Statement of Investments                                      October 31, 1995

                                                                         Annualized
                                                                          Yield on
                                                                           Date of        Principal
U.S. Treasury Bills--55.8%                                                Purchase         Amount             Value
--------------------------------------------------------------          -----------     ------------      ------------
    11/9/95...................................................              5.20%       $ 30,000,000      $ 29,965,600
    11/16/95..................................................              5.49          25,000,000        24,943,542
    11/30/95..................................................              5.48          30,000,000        29,869,500
    12/7/95...................................................              5.37          45,000,000        44,761,500
    12/14/95..................................................              5.78          25,000,000        24,830,389
    12/21/95..................................................              5.24          30,000,000        29,784,583
    1/11/96...................................................              6.02          25,000,000        24,710,083
    1/18/96...................................................              5.33          25,000,000        24,715,083
    2/8/96....................................................              5.51          25,000,000        24,630,469
    2/22/96...................................................              5.48          25,000,000        24,580,958
    3/7/96....................................................              5.41          25,000,000        24,532,569
    4/4/96....................................................              5.86          40,000,000        39,026,945
    4/18/96...................................................              5.42          25,000,000        24,379,747
    5/30/96...................................................              5.50          35,000,000        33,913,790
    7/25/96...................................................              5.64          25,000,000        24,006,167
                                                                                                          ------------
TOTAL U.S. TREASURY BILLS (cost $428,650,925).................                                            $428,650,925
                                                                                                          ------------

Repurchase Agreements-44.7%
--------------------------------------------------------------
Barclays De Zoette Wedd Securities, Inc.
    dated 10/31/95, due 11/1/95 in the amount of $125,020,399
    (fully collateralized by $105,461,000 U.S. Treasury Notes
    4.25% to 9.25%, due 1/31/96 to 8/15/2002 value $109,452,916 and $14,723,000 U.S. Treasury Bonds 7.25% to 14%, due
    11/15/2012 to 8/15/2022 value $18,048,139)................              5.88%       $125,000,000      $125,000,000
Donaldson, Lufkin & Jenrette Securities, Inc.
    dated 10/31/95, due 11/1/95 in the amount of $150,024,479
    (fully collateralized by $144,361,000 U.S. Treasury Notes
    7.5%, due 10/31/99 value $153,000,140)....................              5.88         150,000,000       150,000,000
Goldman Sachs & Co.
    dated 10/31/95, due 11/1/95 in the amount of $67,835,605
    (fully collateralized by $43,540,000 U.S. Treasury Bonds
    12.5%, due 8/15/2014 value $69,182,457)...................              5.88         67,824,527         67,824,527
                                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS (cost $342,824,527)...............                                            $342,824,527
                                                                                                          ------------
TOTAL INVESTMENTS (cost $771,475,452) .............     100.5%                                            $771,475,452

LIABILITIES, LESS CASH AND RECEIVABLES.............       (.5%)                                           $ (3,527,903)
                                                        ------                                            ------------
NET ASSETS.........................................     100.0%                                            $767,947,549
                                                        ------                                            ------------
                                                        ------                                            ------------


                              See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                           October 31, 1995

ASSETS:
    Investments in securities, at value (cost $771,475,452)--see Statement of
Investments
      (including repurchase agreements of $342,824,527).....................                               $771,475,452
    Cash....................................................................                                    427,827
    Interest receivable.....................................................                                     55,956
                                                                                                           ------------
                                                                                                            771,959,235
LIABILITIES:
    Due to The Dreyfus Corporation--Note 2(a)................................              $   188,521
    Due to Distributor--Note 2(b) ...........................................                  197,351
    Dividends Payable.......................................................                 3,612,348
    Accrued expenses and other liabilities..................................                    13,466        4,011,686
                                                                                           -----------     ------------
NET ASSETS at value, represented by paid-in capital,
    applicable to 767,947,549 outstanding shares of Capital Stock
    (2 billion shares of $.001 par value Capital Stock authorized)..........                               $767,947,549
                                                                                                           ------------
                                                                                                           ------------
NET ASSET VALUE, offering and redemption price per share
    ($767,947,549 / 767,947,549 shares of Capital Stock outstanding)........                                      $1.00
                                                                                                                  -----
                                                                                                                  -----


                        See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Statement of Operations                            Year ended October 31, 1995

INVESTMENT INCOME:
      Interest Income.......................................................                                $39,702,491

    Expenses:
      Investment management fee--Note 2(a)...................................                $  967,664
      Shareholder service fee--Note 2(b).....................................                 1,036,783
      Directors' fees and expenses--Note 2(c)................................                    69,119
                                                                                             ----------
          Total Expenses....................................................                                  2,073,566
                                                                                                            -----------

INVESTMENT INCOME-NET, representing net increase in net assets
    resulting from operations...............................................                                $37,628,925
                                                                                                            -----------
                                                                                                            -----------


                    See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Year Ended October 31,
                                                                                    ---------------------------------
                                                                                         1995               1994
                                                                                    --------------     --------------
OPERATIONS;
    Investment income--net...............................................           $   37,628,925     $   17,666,894
                                                                                    --------------     --------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income--net...............................................              (37,628,925)       (17,666,894)
                                                                                    --------------     --------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold........................................            3,138,307,082      3,029,275,330
    Dividends reinvested.................................................                4,562,052          2,102,357
    Cost of shares redeemed..............................................           (2,961,699,870)    (2,945,252,694)
                                                                                    --------------     --------------
      Increase In Net Assets From Capital Stock Transactions.............              181,169,264         86,124,993
                                                                                    --------------     --------------
        Total Increase In Net Assets.....................................              181,169,264         86,124,993
NET ASSETS:
    Beginning of year....................................................              586,778,285        500,653,292
                                                                                    --------------     --------------
    End of year..........................................................           $  767,947,549     $  586,778,285
                                                                                    --------------     --------------
                                                                                    --------------     --------------

                          See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Financial Highlights

Reference is made to page 6 of the Fund's Prospectus dated March 1, 1996.



              See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Institutional U.S. Treasury Money Market Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    On July 26, 1995, the Fund's Directors approved a change to the Fund's name, effective September 15, 1995, from "Dreyfus/Laurel Institutional U.S. Treasury Money Market Fund" to "Dreyfus Institutional U.S. Treasury Money Market Fund."

    In addition, Class II and Class III shares were eliminated. The designation Class I of the Funds' only remaining class of shares also was eliminated and these shares were redesignated as shares of the Funds'. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001

    (a) Portfolio Valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, and sub-custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    (d) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it the policy of the Fund not to distribute such gain.

    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Shareholder Servicing Plan: The Fund has adopted a shareholder servicing plan (the "Plan"). Under the Plan, the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. For the year ended October 31, 1995, the Fund incurred service fees of $1,036,783.

    Under its terms, the shareholder servicing plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expens es are charged and allocated to each series based on net assets.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP


Pittsburgh, Pennsylvania
December 15, 1995







                           PREMIER LIMITED TERM INCOME FUND
                     CLASS A, CLASS B, CLASS C AND CLASS R SHARES
                                 PREMIER BALANCED FUND
                     CLASS A, CLASS B, CLASS C AND CLASS R SHARES
                                        PART B
                         (STATEMENT OF ADDITIONAL INFORMATION)
                                     MARCH 1, 1996


        This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses of the Premier Limited Term Income Fund (formerly the Laurel Intermediate Income Fund) and the Premier Balanced Fund (formerly the Laurel Balanced Fund) (the "Funds"), dated March 1, 1996, as they may be revised from time to time. The Funds are separate, diversified portfolios of The Dreyfus/Laurel Funds, Inc. (formerly The Laurel Funds, Inc.), an open-end management investment company (the "Company"), known as a mutual fund. To obtain a copy of a Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

                 Call Toll Free 1-800-645-6561
                 In New York City -- Call 1-718-895-1206
                 On Long Island -- Call 516-794-5452

        The Dreyfus Corporation ("Dreyfus") serves as the Funds' investment manager.

        Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Funds' shares.

                           TABLE OF CONTENTS
                                                                  Page
Investment Objectives and Management Policies. . . . . . . . . .  B-2
Management of the Funds. . . . . . . . . . . . . . . . . . . . .  B-14
Management Arrangements. . . . . . . . . . . . . . . . . . . . .  B-20
Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . .  B-21
Distribution and Service Plans . . . . . . . . . . . . . . . . .  B-23
Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . .  B-25
Shareholder Services . . . . . . . . . . . . . . . . . . . . . .  B-26
Determination of Net Asset Value . . . . . . . . . . . . . . . .  B-29
Dividends, Other Distributions and Taxes . . . . . . . . . . . .  B-29
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . .  B-33
Performance Information. . . . . . . . . . . . . . . . . . . . .  B-35
Information About the Funds. . . . . . . . . . . . . . . . . . .  B-37
Custodian, Transfer and Dividend Disbursing Agent, Counsel
  and Independent Auditors . . . . . . . . . . . . . . . . . . .  B-37
Financial Statements . . . . . . . . . . . . . . . . . . . . . .  B-38
Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-39



              INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

        The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Description of the Fund."

Portfolio Securities

        Floating Rate Securities. A floating rate security is one whose terms provide for the automatic adjustment of interest rates whenever a specified interest rate changes. The interest on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard such as the 90-day U.S. Treasury bill rate and may change daily. Generally, changes in interest rates on floating rate securities will produce changes in the security's market value from the original purchase price resulting in the potential for capital appreciation or capital market depreciation being less than for fixed income obligations with a fixed interest rate.

        ECDs, ETDs, and Yankee CDs. The Funds may purchase Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks, Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a domestic bank or foreign bank, and Yankee-Dollar certificates of deposit ("Yankee CDs") which are certificates of deposit issued by a domestic branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks than domestic obligations of domestic banks. These risks are discussed in each Fund's Prospectus.

        Government Obligations. Each Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and
(c) U.S. Treasury bonds generally have maturities of greater than ten years.

        In addition to U.S. Treasury obligations, each Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

        Repurchase Agreements. The Funds may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. A Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.
Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. A Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. Dreyfus seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Company's Board of Directors.

        Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by Dreyfus to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

        When-Issued Securities. New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 15 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Each Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

        Securities purchased on a when-issued basis and the securities held by each Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income each Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

        When payment for when-issued securities is due, each Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

        Commercial Paper. The Funds may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Company's Board of Directors, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

Management Policies

        The Funds engage, except as noted, in the following practices in furtherance of their investment objectives.

        Loans of Fund Securities. Each Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, Dreyfus considers all relevant factors and circumstances including the creditworthiness of the borrower.

        Derivative Instruments (Balanced Fund Only). The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (including interest rate and index futures contracts) and options (including options on securities, indices, and futures contracts). The index Derivative Instruments each Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, or to alter the exposure of a particular investment or portion of a Fund's portfolio to fluctuations in interest rates.

        Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

        Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire.

Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

        Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

        The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the ability to use Derivative Instruments will be affected by tax considerations. See "Dividends, Other Distributions and Taxes."

        In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

        Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

        (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.
Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

        Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

        Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

        (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

        (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative
Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.
These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

        Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures, or options or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

        Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

        Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

        Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

        The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

        Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.

        Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.

        The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

        The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

        The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

        The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and
(iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the option's strike price). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

        The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

        If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

        The Fund may write only covered call options on securities. A call option is covered if a Fund owns the underlying security or a call option on the same security with a lower strike price.

        Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

        When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If the Fund has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

        Futures strategies also can be used to manage the average duration of the Fund's fixed-income portfolio. If Dreyfus wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If Dreyfus wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

        No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

        Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

        Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although each Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

        Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

        If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

        To the extent that the Fund enters into futures contracts or options on futures contracts on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.


Investment Restrictions

        The following limitations have been adopted by each Fund. A Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of a Fund, whichever is less. Each Fund may not:

        1. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. ln addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S.
banks).

        2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of securities.

        3. Purchase with respect to 75% of a Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result,
(a) more than 5% of a Fund's total assets would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

        4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans.
For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

        5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

        6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

        7. Purchase or sell commodities except that each Fund may enter into futures contracts and related options, forward currency contacts and other similar instruments.

        Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund.

        Each Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

        1. No Fund shall sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

        2. No Fund shall purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

        3.       No Fund shall purchase oil, gas or mineral leases.

        4. Each Fund will not purchase or retain the securities of any issuer if the officers or Directors of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

        5. No Fund will purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of such Fund's investment in securities would exceed 5% of such Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

        6. No Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) Paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

        7. No Fund may invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

        8. No Fund shall purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

        9.       No Fund will purchase warrants if at the time of such purchase:
(a) more than 5% of the value of such Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

        10. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to a Fund's transactions in futures contracts and related options.

        As an operating policy, each Fund will not invest more than 25% of the value of its total assets, at the time of such purchase in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S.
banks. The Company's Board of Directors may change this policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board of Directors.

                         MANAGEMENT OF THE FUNDS

                         PRINCIPAL SHAREHOLDERS



        The following shareholder(s) owned 5% or more of the outstanding voting shares of Class A of Limited Term Income Fund at January 31, 1996:
Investment Corporation, 2 Mellon Bank Center, Pittsburgh, PA 15259, 7% record.


        The following shareholder(s) owned 5% or more of the outstanding voting shares of Class B of Limited Term Income Fund at January 31, 1996:
Everen Clearing Corp. Trust, 5038 Ruby Ave., Racine, WI 53402-2241, 21% record; Investment Corporation, 2 Mellon Bank Center, Pittsburgh, PA 15259, 8% record.


        The following shareholder(s) owned 5% or more of the outstanding voting shares of Class R of Limited Term Income Fund: Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 7% record.


        The following shareholder(s) owned 5% or more of the outstanding voting shares of Class A of Balanced Fund: David Thompson, 48 Broad Street, P.. Box 474, Glen Falls, NY 12801-0474, 7% record.


        The following shareholder(s) owned 5% or more of the outstanding voting shares of Class B of Balanced Fund: Jacki Anne Addisttee, 16041 Woodvale Road, Encino, CA 91436-3496, 5% record.


        The following shareholder(s) owned 5% or more of the outstanding voting shares of Class R of Balanced Fund: Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 26% record; Mac & Co., c/o Mellon Bank, P.O. Box 3198, Pittsburgh, PA 15230-3198, 14% record; Mac & Co. 180-174, P.O. Box
3198, Pittsburgh, PA 15230-3190, 7% record.




                       FEDERAL LAW AFFECTING MELLON BANK

        The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Funds, and in providing services to the Funds as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities are consistent with its statutory and regulatory obligations.

        Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or a Fund. If Mellon Bank or Dreyfus were prohibited from serving a Fund in any of its present capacities, the Board of Directors would seek an alternative provider(s) of such services.

                          DIRECTORS AND OFFICERS

        The Company has a Board composed of twelve Directors which supervises the Company's investment activities and reviews contractual arrangements with companies that provide the Funds with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act is indicated by an asterisk. Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds") and Mr. DiMartino serves as a Board member for 93 other funds advised by Dreyfus.

o + RUTH MARIE ADAMS. Director of the Company; Professor of English and Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution.
        Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

o + FRANCIS P. BRENNAN. Chairman of the Board of Directors and Assistant Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address:
        Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.

o * JOSEPH S. DiMARTINO.  Director of the Company since February 1995.
        Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company, a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Age: 52 years old. His address is 200 Park Avenue, New York, New York 10166.

o + JAMES M. FITZGIBBONS. Director of the Company; Chairman, Howes Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
        Address:  40 Norfolk Road, Brookline, Massachusetts 02167.

o * J. TOMLINSON FORT. Director of the Company; Partner, Reed, Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o + ARTHUR L. GOESCHEL.  Director of Company; Director, Chairman of the
        Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993. Since May 1991, Mr. Goeschel has served as Trustee of Sewickley Valley Hospital. Age: 73 years old.
        Address:  Way Hallow Road and Woodland Road, Sewickley, Pennsylvania
        15143.

o + KENNETH A. HIMMEL. Director of the Company; Former Director, The Boston Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. and Florida Hospitality Group; Managing Partner, Himmel/MKDG, Franklin Federal Partners. Age: 49 years old. Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

o * ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  Age:
        76 years old. Address: 1817 Foxcroft Lane, Allison Park, Pennsylvania 15101.

o + STEPHEN J. LOCKWOOD. Director of the Company; President and CEO, LDG Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o + ROBERT D. MCBRIDE. Director of the Company; Director, Chairman and CEO, McLouth Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.



o + JOHN J. SCIULLO. Director of the Company; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

o + ROSLYN M. WATSON. Director of the Company; Principal, Watson Ventures, Inc.; Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc.; prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the
        Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.



# MARIE E. CONNOLLY.  President and Treasurer of the Company, The
        Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Company (March 1994 to September 1994); President, Funds Distributor, Inc. (since
        1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old.
        Address: One Exchange Place, Boston, Massachusetts  02109.

# FREDERICK C. DEY.  Vice President of the Company, The Dreyfus/Laurel
        Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: Premier Mutual Fund Services, Inc., One Exchange Place, Boston, Massachusetts 02109.

# ERIC B. FISCHMAN.  Vice President and Assisant Secretary (since January
        1996) of the Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds; Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (Since August
        1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, New York 10166.

RICHARD W. HEALEY.  Vice President of the Company, The Dreyfus/Laurel Tax
        Free Municipal Funds and The Dreyfus/Laurel Funds Trust (since March
        1994); Senior Vice President, Funds Distributor, Inc. (since March
        1993); Vice President, The Boston Company Inc., (March 1993 to May
        1993);  Vice President of Marketing, Calvert Group (1989 to March
        1993); Fidelity Investments (prior to 1989). Age: 41 years old.
        Address: One Exchange Place, Boston, Massachusetts 02109.


# MARGARET PARDO.  Assistant Secretary of the Company, The Dreyfus/Laurel
        Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.



# JOHN E. PELLETIER.  Vice President and Secretary of the Company, The
        Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# JOHN J. PYBURN.  Assistant Treasurer of the Company, The Dreyfus/Laurel
        Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.


JOSEPH F. TOWER, III.  Assistant Treasurer of the Company, The
        Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus.
        From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 200 Park Avenue, New York, New York 10166.


____________________________
*       "Interested person" of the Company, as defined in the 1940 Act.
o       Member of the Audit Committee.
+       Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.


        The officers and Directors of the Company as a group owned beneficially less than 1% of each Fund's total shares outstanding as of January 31, 1996.


        No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940
Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburses each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), for travel and out-of-pocket expenses.



        For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by each current Director from the Company and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:

                                                                        Total
                                          Pension or                    Compensation
                                          Retirement                    From the
                                          Benefits        Estimated     Company
                           Aggregate      Accrued as      Annual        and Fund
                           Compensation   Part of         Benefits      Complex Paid
                           From the       the Company's   Upon          to Board
Name of Board Member       Company #      Expenses        Retirement    Member
--------------------       ------------   -------------   ----------    ------------


Ruth M. Adams              $27,800        None            None          $ 34,500

Francis P. Brennan*        86,683         None            None            10,500

Joseph S. DiMartino**      None           None            None          $448,618***

James M. Fitzgibbons       27,795         None            None            34,500

J. Tomlinson Fort**        None           None            None            None

Arthur L. Goeschel         27,604         None            None            35,500

Kenneth A. Himmel          26,381         None            None            32,750

Arch S. Jeffery**          None           None            None            None

Stephen J. Lockwood        26,387         None            None            32,750

Robert D. McBride          27,800         None            None            35,500

John J. Sciullo            27,800         None            None            34,500

Roslyn M. Watson           27,795         None            None            34,550

#       Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,342 for the
Company.
*       Compensation of Francis Brennan includes $75,000 paid by the Dreyfus/Laurel Funds to be Chairman of the Board.
**      Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Company and the funds in the Dreyfus/Laurel
Funds.  For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Company were $17,563, $28,604 and $27,800, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds
(including the Company) were $23,500, $35,500 and $35,500, respectively.  In addition,
Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $3,186 for expenses attributable to the Company's Board meetings ($3,186 is not included in the $12,342 above).
***     Estimated amounts for the fiscal year ending October 31, 1995.



                             MANAGEMENT ARRANGEMENTS

        The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Management of the Fund."

        Management Agreement. Dreyfus serves as the investment manager for the Funds pursuant to an Investment Management Agreement with the Company dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to each Fund. As investment manager, Dreyfus manages the Funds by making investment decisions based on each Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

        The current Management Agreement with Dreyfus provides for a "unitary fee." Under the unitary fee structure, Dreyfus pays all expenses of the Funds except: (i) brokerage commissions, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) the Rule 12b-1 fees described in this SAI. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to each Fund. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate set forth in each Fund's Prospectus, applied to the average daily net assets of the Fund's investment portfolio. Previously, the payments to the investment manager covered merely the provision of investment advisory services (and payment for sub-advisory services) and certain specified administrative services. Under this previous arrangement, each Fund also paid for additional non-investment advisory expenses, such as custody and transfer agency services, that were not paid by the investment adviser.

        The Management Agreement will continue from year to year provided that a majority of the Directors who are not interested persons of the Company or Dreyfus and either a majority of all Directors or a majority of the shareholders of the respective Fund approve its continuance. The Company may terminate the Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Directors or upon the vote of a majority of the respective Fund's outstanding voting securities. Dreyfus may terminate the Management Agreement upon sixty (60) days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.

        The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling directors.

        For the last three fiscal years, each Fund had the following expenses:

                                 For the Fiscal Years Ended October 31,
                                 ---------------------------------------------
                                         1995         1994         1993
                                         ____         ____        ____
Limited Term Income Fund
------------------------------
Advisory fees (gross of waiver)          $446,781    $455,919     $118,161
Expense reimbursement from Adviser          --          8,622      142,319
Advisory fees waived                        --          --          --

Balanced Fund
-------------------
Advisory fees (gross of waiver)          $874,166    $601,694     $ 22,519 (1)
Expense reimbursement from Adviser           --        26,589       31,076 (1)
Advisory fees waived                         --          --          --    (1)

(1) For the period September 15, 1993 (commencement of operations) to October 31, 1993.


                      PURCHASE OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Fund Shares."

        The Distributor. The Distributor serves as the Funds' distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Premier Family of Funds, for funds in the Dreyfus Family of Funds and for certain other investment companies.

        Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

        Set forth below is an example of the method of computing the offering price of the Class A shares for each Fund. The example assumes a purchase of Class A shares for each Fund aggregating less than $50,000 with respect to Premier Balanced Fund and less than $100,000 with respect to Premier Limited Term Income Fund subject to the schedule of sales charges set forth in each Prospectus at a price based upon the net asset value of the Class A shares for each Fund.

For Premier Balanced Fund:

        Net Asset Value per Share                        $11.91

        Per Share Sales Charge - 4.5%
           of offering price (4.7% of
           net asset value per share)                    $ 0.56

        Per Share Offering Price to
           the Public                                    $12.47


For Premier Limited Term Income Fund:

        Net Asset Value per Share                        $10.84

        Per Share Sales Charge - 3.0%
           of offering price (3.1% of
           net asset value per share)                    $0.34

        Per Share Offering Price to
           the Public                                    $11.18


        TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., each Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

        Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

        In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

        The basis of the exchange will depend upon the relative NAV of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.


                       DISTRIBUTION AND SERVICE PLANS

        The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Distribution Class A Plan and Class B and C Plan and Service Plans)."

        Class A, B and C shares are subject to annual fees for distribution and shareholder services.

        Distribution Plan--Class A Shares. The SEC has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. With respect to the Class A shares of each Fund, the Company has adopted a Distribution Plan ("Class A Plan"), and may enter into Agreements with Agents pursuant to the Class A Plan.

        Under the Class A Plan, Class A shares of a Fund may spend annually up to 0.25% of the average of its net assets for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, Class A shares.

        The Class A Plan provides that a report of the amounts expended under the Class A Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Class A Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the Class A Plan without approval of a Fund's shareholders, and that other material amendments of the Class A Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Funds or Dreyfus (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Class A Plan, cast in person at a meeting called for the purpose of considering such amendments. The Class A Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Class A Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Class A Plan is terminable, as to a Fund's Class A shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

        Distribution and Service Plans -- Class B and C Shares. In addition to the above described Class A Plan for Class A shares, the Company's Board of Directors has adopted a Service Plan (the "Service Plan") under the Rule for Class B and Class C shares, pursuant to which each Fund pays the Distributor and Dreyfus Service Corporation, an affiliate of Dreyfus, for the provision of certain services to the holders of Class B and Class C shares. The Company's Board of Directors has also adopted a Distribution
Plan pursuant to the Rule with respect to Class B and Class C shares (the "Distribution Plan"). The Company's Board of Directors believes that there is a reasonable likelihood that the Distribution and Service Plans (the "Plans") will benefit the Funds and the holders of Class B and Class C shares.

        A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, each Plan provides that it may not be amended to increase materially the cost which holders of Class B or C shares may bear pursuant to the Plan without the approval of the holders of such Classes and that other material amendments of the Plan must be approved by the Board of Directors and by the Directors who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Plan. Each Plan was so approved by the Directors at a meeting held on October 25, 1995. Each Plan may be terminated at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B and C shares.

        For the year ended October 31, 1995, the distribution and service fees paid by the Funds were as follows:

                                 Class A           Class B           Class C


Premier Balanced Fund(1)         $5,584            $11,718           $29

Premier Limited Term
Income Fund(2)                   $2,638               $256            -

(1) Premier Balanced Fund commenced selling Class B and Class C shares on December 20, 1994, respectively.

(2) Premier Limited Term Income Fund commenced selling Class B and Class C shares on December 19, 1994 and April 30, 1995, respectively.

        Class R shares bear no distribution fee.


                    REDEMPTION OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Redeem Fund Shares."

        Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

        TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the Automated Clearing House system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--TeleTransfer Privilege."

        Redemption Commitment. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as each Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect a Fund's shareholders.

                           SHAREHOLDER SERVICES

        The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Shareholder Services."

        Fund Exchanges. Shares of any Class of a Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

        A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

        B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

        D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

        E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

        To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

        Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

        To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a SEP-IRA with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Premier Family of Funds or the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

        Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds. This privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

        Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

        Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Funds reserve the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

        Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. Automatic Withdrawal may be terminated at any time by the investor, a Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

        Dividend Sweep. Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from a Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

        A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

        B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

        D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

        Corporate Pension/Profit-Sharing and Retirement Plans. Each Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, each Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

        Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

        The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

        Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

        The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $1,000 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

        The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                        DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Fund Shares."

        Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

        New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas.


                      DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

        The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

        To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements.

        Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Funds' Prospectus. In addition, if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

        Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by a Fund and received by the shareholders on December 31 of that year if the distributions are paid by a Fund during the following January.
Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

        A portion of the dividends paid by a Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

        Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

        If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether a Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for such Fund to qualify as a RIC.

        Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and certain foreign currency denominated securities (including debt instruments and certain financial forward, futures and option contracts and preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section
1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, and transactions described in Treasury regulations to be issued in the future.

        Under Section 1256 of the Code, any gain or loss realized by a Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

        Offsetting positions held by a Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized to ordinary income. If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. Each Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to a Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by a Fund, losses realized by a Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

        Investment by a Fund in securities issued or acquired at a discount (for example, zero coupon securities) or providing for deferred interest or for payment of interest in the form of additional obligations (for example, "pay-in-kind" or "PIK" securities) could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and to avoid the 4% excise tax referred to in each Fund's Prospectus under "Dividends, Other Distributions and Taxes." In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.

        If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

        State and Local Taxes. Depending upon the extent of a Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

        Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

        Foreign Shareholders - Income Not Effectively Connected. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).

        Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of net long-term capital gain over net short-term capital loss) generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

        Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of a Fund's shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

        Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of a Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                         PORTFOLIO TRANSACTIONS

        All portfolio transactions of each Fund are placed on behalf of each Fund by Dreyfus. Debt securities purchased and sold by each Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent.
Each Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

        Brokers and dealers involved in the execution of portfolio transactions on behalf of a Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

        Brokers or dealers may be selected who provide brokerage and/or research services to a Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to a Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligation to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities;
however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

        The Company's Board of Directors periodically review Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of a Fund and review the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

        Although Dreyfus manages other accounts in addition to the Funds, investment decisions for the Funds are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

        When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a particular Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to a Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

        For the fiscal years ended October 31, 1995, 1994 and 1993, Premier Limited Term Income Fund paid $5,763, $9,550 and $4,885, respectively, in brokerage commissions. The Premier Limited Term Income Fund typically does not pay a stated brokerage fee on transactions.

        For the period September 15, 1993 (commencement of operations) to October 31, 1993, and for the fiscal years ended October 31, 1995 and 1994, the Premier Balanced Fund paid brokerage commissions amounting to $89,957 and $24,670, respectively.

        Portfolio Turnover. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year.

        The portfolio turnover rates for the last two years of each Fund were:

                                          Fiscal Year Ended October 31,
                                          __________________________
                                          1995*            1994
                                          ____             ____

Premier Limited Income Fund               73%              117%
Premier Balanced Fund                     53.20%            83%


                         PERFORMANCE INFORMATION

        The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Performance Information."

        The Premier Balanced Fund's average annual total return for the 1 and
1.551 year periods ended October 31, 1995 for Class A was 15.77% and
13.15%, respectively. The Premier Balanced Fund's average annual total return for Class R for the 1 and 2.129 year periods ended October 31, 1995 was 21.46% and 10.83%, respectively. The Premier Balanced Fund's average annual total return for Class B and Class C for the period December 19, 1994 (inception date of Class B and Class C) through October 31, 1995 was 22.41% and 26.09%, respectively.

        The Premier Limited Term Income Fund's average annual total return for the 1 and 1.570 year periods ended October 31, 1995 for Class A was 8.44% and 5.42%, respectively. The Premier Limited Term Income Fund's average annual total return for class R for the 1 and 4.310 year periods ended
October 31, 1995 was 12.11% and 7.6%, respectively.  The Premier Limited
Term Income Fund's average annual total return for Class B and Class C for the period December 19, 1994 (inception date of Class B and Class C) through October 31, 1995 was 9.64% and 12.27%, respectively.

        Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

        The Premier Balanced Fund's total return for the period September 15, 1993 (commencement of operations) to October 31, 1995 for Class R was
24.49%. The Premier Balanced Fund's total return for Class A for the period April 14, 1994 (inception date of Class A) to October 31, 1995 was 21.11%. Based on net asset value per share, the total return for Class A was 26.84% for this period. The Premier Balanced Fund's total return for Class B and Class C for the period from December 19, 1994 (inception date of Class B and Class C) through October 31, 1995 was 19.19% and 22.29%, respectively. Without giving effect to the applicable CDSC, total return for Class B and Class C was 23.19% and 23.29%, respectively. The Premier Limited Term Income Fund's total return for the period July 11, 1991 (commencement of operations) to October 31, 1995 for Class R was 37.61%.
The Premier Limited Term Income Fund's total return for Class A for the period April 7, 1994 (inception date of Class A) to October 31, 1995 was 8.64%. Based on net asset value per share, the total return for Class A was 11.95% for this period. The Premier Limited Term Income Fund's total return for Class B and Class C for the period from December 19, 1994 (inception date of Class B and Class C) through October 31, 1995 was 8.32% and 10.57%, respectively. Without giving effect to the applicable CDSC, total return for Class B and Class C was 11.32% and 11.32%, respectively.

        Total return is calculated by subtracting the amount of a Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or C shares, which, if reflected would reduce the performance quoted.

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

        The Premier Limited Term Income Fund's current yield for the 30-day period ended October 31, 1995 was 5.17%, 4.85%, 4.85% and 5.59% for its Class A, Class B, Class C and Class R shares, respectively. Current yield is computed pursuant to a formula which operates, with respect to each Class, as follows: the amount of the Fund's expenses with respect to such Class accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund with respect to such Class during the period. That result is then divided by the product of:
(a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B, Class C and Class R on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

        Performance information for the Funds may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Morgan Stanley European Index; (ii) the Standard & Poor's 500 Composite
Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (v) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.


        From time to time, Fund advertisements may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market shares, etc.) and its presence in the defined contribution plan market.


        From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.




                       INFORMATION ABOUT THE FUNDS

        The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "General Information."

        Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

        Each Fund will send annual and semi-annual financial statements to all its shareholders.


            CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                             AND INDEPENDENT AUDITORS

        Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15219, is the Funds' custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communication between shareholders and the Fund and the payment of dividends and distributions payable by each Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank as custodian, have no part in determining the investment policies of a Fund or which securities are to be purchased or sold by the Fund.

        Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectuses and this Statement of Additional Information.

        KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219 was appointed by the Directors to serve as the Funds' independent auditors for the year ending October 31, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of each Fund.


                          FINANCIAL STATEMENTS

        The financial statements for the fiscal year ended October 31, 1995, including notes to the financial statements and supplementary information and the Independent Auditors' Report are included in each Fund's Annual Report to shareholders. A copy of each Fund's Annual Report accompanies this SAI. The financial statements included in each Fund's Annual Report are incorporated herein by reference.


                                  APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS

Debt Instruments Ratings

Moody's Investors Service, Inc. (Moody's):

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa Securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are considered "upper medium grade obligations."

        Baa - Bonds rated Baa are considered medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable on any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Those Bonds in the Aa and A group which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1 and A 1.

Standard & Poor's Ratings Group ("S&P"):

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

        A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

        BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it instantly exhibits adequate protection or changing circumstances are more likely to lead a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Commercial Paper Ratings

        Moody's:

        Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (1) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-l, Prime-2, or Prime-3.

        Prime-1 indicates a superior capacity for repayment of short-term promissory obligations. Prime-l repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed;
(3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

S&P:

        Commercial paper rated by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-l, A-2, or A-3.

        A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

        A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A- 1.

Fitch Investors Service. Inc. ("Fitch"):

        Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-l, F-2, F-3, or F-4.

        F-1 - This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

Duff and Phelps, Inc.:

        Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

        Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

        The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+'
(one plus) and '1-' (one minus) to assist investors in recognizing those differences.

        Duff 1+ - Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff 1 - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

IBCA, Inc.:

        In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

        IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

        Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

        IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+ - Obligations supported by the highest capacity for timely repayment.

        A1 - Obligations supported by a very strong capacity for timely repayment.

Premier Limited Term Income Fund                              October 31, 1995
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER LIMITED TERM
    INCOME FUND CLASS R SHARES AND THE LEHMAN BROTHERS INTERMEDIATE
                   GOVERNMENT/CORPORATE BOND INDEX



                Premier Limited            Lehman Brothers
               Term Income Fund        Intermediate Government/
               (Class R Shares)         Corporate Bond Index *
7/11/91             10,000                      10,000
10/31/91            10,550                      10,601
10/31/92            11,511                      11,662
10/31/93            12,584                      12,821
10/31/94            12,275                      12,573
10/31/95            13,761                      14,150
*Source: Lehman Brothers

Average Annual Total Returns
------------------------------------------------------------------------------------------------------------------------------
                           Class A Shares                                              Class R Shares
------------------------------------------------------------      ------------------------------------------------------------
                                              % Return
                                             Reflecting
                        % Return Without   Maximum Initial
Period Ended 10/31/95     Sales Charge    Sales Charge (3.0%)     Period Ended 10/31/95
---------------------     ------------    ------------------      ---------------------
1 Year                        11.83%             8.44%            1 Year                      12.11%
From Inception (4/7/94)        7.46              5.42             From Inception (7/11/91)     7.69

Actual Aggregate Total Returns
------------------------------------------------------------------------------------------------------------------------------
                           Class B Shares                                              Class C Shares
------------------------------------------------------------      ------------------------------------------------------------
                                           % Return Reflecting                                            % Return Reflecting
                                           Applicable Contingent                                         Applicable Contingent
                              % Return       Deferred Sales                                 % Return         Deferred Sales
                             Assuming No       Charge Upon                                 Assuming No        Charge Upon
Period Ended 10/31/95         Redemption       Redemption *       Period Ended 10/31/95     Redemption        Redemption**
---------------------       -------------  --------------------   ---------------------    ------------   ---------------------
From Inception (12/19/94)      11.32%             8.32%           From Inception (12/19/94)   11.32%             10.57%

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Premier Limited Term Income Fund on 7/11/91 (Inception Date) to a $10,000 investment made in the Lehman Brothers Intermediate Government/Corporate Bond Index on that date. For comparative purposes, the value of the Index on 6/30/91 is used as the beginning value on 7/11/91. All dividends and capital gain distributions are reinvested. Performance for Class A shares, Class B shares and Class C shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt with an average maturity of 1-10 years. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

 *Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.
**Maximum contingent deferred sales charge for Class C shares is .75% within one year of the date of purchase.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Statement of Investments                                        October 31, 1995

      Principal
       Amount       CORPORATE BONDS AND NOTES-51.2%                                                       Value
      ---------                                                                                       -------------
                   Banking and Finance- 6.9%
    $   500,000    Associates Corporation of North America
                     6% due 12/1/1995........................................................        $     500,069
      1,100,000    BankAmerica Corporation
                     6% due 7/15/1997........................................................            1,100,000
        500,000    International Lease Finance Corporation
                     6.625% due 6/1/1996.....................................................              502,335
      2,500,000    International Lease Finance Corporation
                     5.75% due 3/15/1998.....................................................            2,481,250
                                                                                                     -------------
                                                                                                         4,583,654
                                                                                                     -------------
                   Consumer Non-Durables-4.9%
      2,000,000    McDonald's Corporation
                     8.375% due 10/29/1999...................................................            2,170,000
      1,000,000    Warner-Lambert Company
                     8% due 9/1/1998.........................................................            1,052,500
                                                                                                     -------------
                                                                                                         3,222,500
                                                                                                     -------------
                   Consumer Services-3.5%
      2,100,000    Wal-Mart Stores, Inc.
                     8.625% due 4/1/2001.....................................................            2,331,000
                                                                                                     -------------

                   Energy-4.1%
      2,500,000    Exxon Capital Corporation
                     8.25% due 11/1/1999.....................................................            2,684,375
                                                                                                     -------------

                   Financial Services-18.0%
      2,500,000    ADVANTA Corporation
                     5.125% due 11/15/1996...................................................            2,475,000
        500,000    American Express Company
                     8.50% due 08/15/2001....................................................              553,125
      2,100,000    Commercial Credit Group
                     7.375% due 11/15/1996...................................................            2,129,484
      1,500,000    Dayton Hudson Credit Card Master Trust
                     Ser. 1995-1, Cl. A, 6.10% due 2/25/2002.................................            1,505,100
        250,000    Ford Motor Credit Company
                     8.875% due 8/1/1996.....................................................              255,317
      1,000,000    Ford Motor Credit Company
                     7.125% due 12/1/1997....................................................            1,020,000
      1,500,000    General Motors Acceptance Corporation
                     7.875% due 2/28/1997....................................................            1,535,625
        425,834    General Motors Acceptance Corporation Grantor Trust
                     Ser. 1992-F, Cl. A, 4.50% due 9/15/1997.................................              422,342
      2,000,000    U.S. Leasing International Corporation
                     7% due 11/1/1997........................................................            2,037,500
                                                                                                     -------------
                                                                                                        11,933,493
                                                                                                     -------------
                   Technology-5.0%
      3,000,000    Rockwell International Corporation
                     8.375% due 2/15/2001....................................................            3,296,250
                                                                                                     -------------
                   Utilities-3.0%
      2,000,000    Texas Utilities Electric Company
                     6.375% due 8/1/1997.....................................................            2,007,500
                                                                                                     -------------

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995

      Principal
       Amount       CORPORATE BONDS AND NOTES (continued)                                                 Value
      ---------                                                                                       -------------
                   Other-5.8%
     $3,000,000    American Home Products Corporation
                     7.90% due 2/15/2005.....................................................         $  3,285,000
        500,000    BP America, Inc.
                     7.875% due 5/15/2002....................................................              540,625
                                                                                                     -------------
                                                                                                         3,825,625
                                                                                                     -------------
                     TOTAL CORPORATE BONDS AND NOTES
                       (Cost $33,973,815)....................................................           33,884,397
                                                                                                     -------------
                   U.S. TREASURY BONDS AND NOTES-35.1%
      1,060,000    U.S. Treasury Bonds
                     12.375% due 5/15/2004...................................................            1,503,907
      1,000,000    U.S. Treasury Bonds
                     12% due 5/15/2005.......................................................            1,423,970
      3,200,000    U.S. Treasury Bonds
                     10.75% due 8/15/2005....................................................            4,287,711
      2,000,000    U.S. Treasury Notes
                     7.875% due 1/15/1998....................................................            2,090,380
      1,500,000    U.S. Treasury Notes
                     8.875% due 11/15/1998...................................................            1,630,665
      3,000,000    U.S. Treasury Notes
                     8.875% due 2/15/1999....................................................            3,277,800
      1,700,000    U.S. Treasury Notes
                     8.75% due 8/15/2000 ....................................................            1,905,003
        700,000    U.S. Treasury Notes
                     6.25% due 2/15/2003.....................................................              712,166
      4,000,000    U.S. Treasury Notes
                     7.25% due 5/15/2004.....................................................            4,327,599
      1,800,000    U.S. Treasury Notes
                     7.875% due 11/15/2004...................................................            2,027,610
                                                                                                     -------------
                     TOTAL U.S. TREASURY BONDS AND NOTES
                       (Cost $22,073,955)....................................................           23,186,811
                                                                                                     -------------

                   GOVERNMENT NATIONAL MORTGAGE
                     ASSOCIATION-5.6%
      1,269,575    Government National Mortgage Association
                     7% due 11/15/2023.......................................................            1,262,037
      1,361,740    Government National Mortgage Association
                     7% due 3/15/2024........................................................            1,353,655
      1,106,185    Government National Mortgage Association
                     7.50% due 3/15/2024.....................................................            1,121,741
                                                                                                     -------------
                       TOTAL GOVERNMENT NATIONAL MORTGAGE
                         ASSOCIATION (Cost $3,827,874) ......................................            3,737,433
                                                                                                     -------------

                   U.S. GOVERNEMENT AGENCY-1.2%
        800,000    Tennessee Valley Authority
                     6% due 1/15/1997
                     (Cost $797,730).........................................................              802,000
                                                                                                     -------------

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995

      Principal
       Amount       Short-Term Investment                                                                Value
      ---------                                                                                       -------------
                   REPURCHASE AGREEMENT-5.2%
     $3,423,792    Agreement with Goldman Sachs & Company
                       dated 10/31/95 bearing 5.88% to be
                       repurchased at $3,424,351 on 11/1/95,
                       collateralized by $3,424,263 U.S. Treasury Notes,
                       5.875% due 7/31/97
                       (Cost $3,423,792).......................................................       $  3,423,792
                                                                                                     -------------

                   TOTAL INVESTMENTS
                      (Cost $64,097,166)...........................................       98.3%         65,034,433
                   CASH AND RECEIVABLES (NET)......................................        1.7           1,117,286
                                                                                        -------      -------------
                   NET ASSETS......................................................      100.0%        $66,151,719
                                                                                        -------      -------------
                                                                                        -------      -------------

                  See notes to financial statements.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           October 31, 1995

ASSETS:
    Investments in securities, at value (cost $64,097,166)-see Statement of
      Investments (including repurchase agreement of $3,423,792)............                                $65,034,433
    Receivable for Capital Stock sold.......................................                                    213,795
    Interest receivable.....................................................                                  1,288,045
                                                                                                            -----------
                                                                                                             66,536,273
LIABILITIES:
    Due to the Dreyfus Corporation-Note 2(a)................................                 $  50,108
    Due to Distributor-Note 2(b)............................................                       285
    Dividends payable.......................................................                   304,660
    Directors' fees payable-Note 2(c).......................................                    19,465
    Payable for Capital Stock redeemed......................................                    10,036          384,554
                                                                                             ---------      -----------
NET ASSETS..................................................................                                $66,151,719
                                                                                                            -----------
                                                                                                            -----------
REPRESENTED BY:
    Paid-in capital.........................................................                                $67,394,335
    Accumulated distributions in excess of investment income-net............                                    (22,636)
    Accumulated net realized (loss) on investments..........................                                 (2,157,247)
    Accumulated net unrealized appreciation on investments-Note 3...........                                    937,267
                                                                                                            -----------

NET ASSETS at value.........................................................                                $66,151,719
                                                                                                            -----------
NET ASSET VALUE, per share:
    Class A Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($1,149,999 3 106,095 shares of Capital Stock outstanding)............                                     $10.84
                                                                                                                 ------
                                                                                                                 ------
    Class B Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($77,501 37,150 shares of Capital Stock outstanding)..................                                     $10.84
                                                                                                                 ------
                                                                                                                 ------
    Class C Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($16 31.476 shares of capital stock outstanding)......................                                     $10.84
                                                                                                                 ------
                                                                                                                 ------
    Class R Shares
      (100 million shares of $.001 par value Capital Stock authorized)
      ($64,924,203 35,989,689 shares of Capital Stock outstanding)..........                                     $10.84
                                                                                                                 ------
                                                                                                                 ------

                    See notes to financial statements.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Statement of Operations                             Year ended October 31, 1995

INVESTMENT INCOME:
    Interest Income:........................................................                                 $4,735,190

    Expenses:
      Investment management fee--Note 2(a)..................................                $  446,781
      Directors' fees and expenses-Note 2(c)................................                    13,700
      Distribution fee-Note 2(b)............................................                     2,830
      Service fee-Note 2(b).................................................                        64
                                                                                          ------------
          Total Expenses....................................................                                    463,375
                                                                                                           ------------
          INVESTMENT INCOME--NET............................................                                  4,271,815

REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized (loss) on investments......................................               $  (302,901)
    Net unrealized appreciation on investments..............................                 4,840,620
                                                                                          ------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                  4,537,719
                                                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                 $8,809,534
                                                                                                           ------------
                                                                                                           ------------

             See notes to financial statements.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                            Year Ended October 31,
                                                                                       ------------------------------
                                                                                           1995              1994(1)
                                                                                       ------------       -----------
OPERATIONS:
    Investment income-net................................................              $  4,271,815       $ 4,266,712
    Net realized loss on investments.....................................                  (302,901)       (1,876,669)
    Net unrealized appreciation (depreciation) on investments for the year                4,840,620        (4,583,309)
                                                                                       ------------       -----------
      Net Increase (Decrease) In Net Assets Resulting From Operations....                 8,809,534        (2,193,266)
                                                                                       ------------       -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A Shares.....................................................                   (58,159)          (10,352)
      Class B Shares.....................................................                    (1,637)            -
      Class R Shares.....................................................                (4,212,019)       (4,462,330)
    Net realized gain on investments;
      Class R Shares.....................................................                     -              (490,042)
                                                                                       ------------       -----------
        Total Dividends..................................................                (4,271,815)       (4,962,724)
                                                                                       ------------       -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares.....................................................                   999,504           950,058
      Class B Shares.....................................................                    74,448             -
      Class C Shares.....................................................                        15             -
      Class R Shares.....................................................                41,024,884        65,415,979
    Dividends reinvested:
      Class A Shares.....................................................                    20,894             4,011
      Class B Shares.....................................................                     1,026             -
      Class R Shares.....................................................                 2,845,297         3,726,095
    Cost of shares redeemed:
      Class A Shares.....................................................                  (865,359)           (9,504)
      Class R Shares.....................................................               (65,824,826)      (39,126,060)
                                                                                       ------------       -----------
        Increase (Decrease) In Net Assets From Capital Stock Transactions               (21,724,117)       30,960,579
                                                                                       ------------       -----------
          Total Increase In Net Assets...................................               (17,186,398)       23,804,589
NET ASSETS:
    Beginning of year....................................................                83,338,117        59,533,528
                                                                                       ------------       -----------
    End of year (including accumulated distributions in excess of
       investment income-net: $22,636 in 1995 and $22,636 in 1994).......              $66,151,719        $83,338,117
                                                                                       ------------       -----------
                                                                                       ------------       -----------

                                                                           Shares
                                         ----------------------------------------------------------------------------
                                                 Class A            Class B   Class C                 Class R
                                         ----------------------    ---------- --------       ------------------------
                                                                  Year Ended  Year Ended
                                         Year Ended October 31,   October 31, October 31,     Year Ended October 31,
                                         ----------------------    ---------- --------       ------------------------
                                            1995      1994(1)       1995(2)    1995(3)          1995         1994(1)
                                          --------    -------      --------   --------       ----------    ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............                 97,702     91,768         7,054          2        4,035,604     6,051,387
    Shares issued for dividends
      reinvested...........                  1,985        390            96       -             271,316       352,406
    Shares redeemed........                (84,833)      (917)         -          -          (6,382,003)   (3,716,619)
                                          --------    -------      --------   --------       ----------    ----------
      Net Increase (Decrease) in
        Shares Outstanding.                 14,854     91,241        7,150           2       (2,075,083)    2,687,174
                                          --------    -------      --------   --------       ----------    ----------
                                          --------    -------      --------   --------       ----------    ----------

----------------
(1) The Fund commenced selling Class A shares on April 7, 1994. Any shares outstanding prior to April 4, 1994 were designated
    Trust shares. On October 17, 1994, Trust shares were redesignated as Class R shares.
(2) The Fund commenced selling B shares on December 19, 1994.
(3) The Fund commenced selling C shares on April 30, 1995.

                See notes to financial statements.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Financial Highlights


Reference is made to pages 4 and 5 of the Fund's Prospectus dated March 1, 1996.


               See notes to financial statments.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Financial Highlights (continued)

Reference is made to pages 6 and 7 of the Fund's Prospectus dated March 1, 1996.


                    See notes to financial statements

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Premier Limited Term Income Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the dire ction of the Board of Directors. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Distributions to Shareholders: It is the policy of the Fund to declare and pay dividends from investment income-net on each business day. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comp ly with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it the policy of the Fund not to distribute such gain.

    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $2,147,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, $1,854,000 of the carryover expires in fiscal 2002 and $293,000 of the carryover expires in fiscal 2003.

NOTE 2-Investment Management Fee and other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution and Service Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the year ended October 31, 1995, the service fee for Class B shares was $64. For the year ended October 31, 1995, the distribution fee for Class A and Class B shares was $2,638 and $192, respectively.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expens es are charged and allocated to each series based on net assets.

NOTE 3-Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $51,296,718 and $67,753,570, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $937,267, consisting of $1,324,143 gross unrealized appreciation and $386,876 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995

Premier Balanced Fund      October 31, 1995
----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER BALANCED FUND
 CLASS R SHARES WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX,
    THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX AND
                               A HYBRID INDEX

                                  [CHART]
-------------------------------------------------------------------------
                   Premier Balanced Fund
                   (Class R Shares)

                              Standard & Poor's 500
                              Composite Stock
                              Price Index *

                                             Lehman Brothers
                                             Intermediate Government/
                                             Corporate Bond Index **

                                                        Customized
                                                        Blended Index ***
-------------------------------------------------------------------------
9/15/93              10,000      10,000      10,000      10,000
10/31/93             10,180      10,128      10,068      10,104
10/31/94             10,249      10,519       9,874      10,261
10/31/95             12,449      13,297      11,112      12,423
-------------------------------------------------------------------------

*Source: Lipper Analytical Services, Inc.
**Source: Lehman Brothers
***Source: Lipper Analytical Services, Inc. and Lehman Brothers


Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------------------------
                           Class A Shares                                               Class R Shares
--------------------------------------------------------------      -----------------------------------------------------------
                                                  % Return
                                                 Reflecting
                          % Return Without     Maximum Initial
Period Ended 10/31/95       Sales Charge     Sales Charge (4.5%)     Period Ended 10/31/95
---------------------     ---------------    ------------------      ---------------------
1 Year                        21.17%             15.77%              1 Year                        21.46%
From Inception (4/14/94)      16.58              13.15               From Inception (9/15/93)      10.83


Actual Aggregate Total Returns
-------------------------------------------------------------------------------------------------------------------------------
                           Class B Shares                                              Class C Shares
--------------------------------------------------------------    -------------------------------------------------------------
                                            % Return Reflecting                                            % Return Reflecting
                                           Applicable Contingent                                          Applicable Contingent
                               % Return       Deferred Sales                                  % Return        Deferred Sales
                             Assuming No       Charge Upon                                   Assuming No         Charge Upon
Period Ended 10/31/95         Redemption       Redemption *       Period Ended 10/31/95      Redemption         Redemption**
---------------------        -----------    ------------------    ---------------------     ------------   --------------------
From Inception (12/19/94)       23.19%           19.19%           From Inception (12/19/94)    23.29%            22.29%

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Premier Balanced Fund on 9/15/93 (Inception Date) to a $10,000 investment made in each of the Standard and Poor's 500 Composite Stock Price Index and the Lehman Brothers Intermediate Government/Corporate Bond Index on that date, as well as to a Hybrid Index as described below. For comparative purposes, the values of the Indicies on 8/31/93 are used as the beginning value on 9/15/93. All dividends and capital gain distributions are reinvested. Performance for Class A shares, Class B shares and Class C shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

Premier Balanced Fund invests in common stocks and bonds. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed- income securities and nonconvertible investment grade corporate debt, with an average maturity of 1 - 10 years. Both indicies do not take into account charges, fees and other expenses. The Hybrid Index has been prepared by the Fund for purposes of more accurate comparison to the Fund's general portfolio composition. The Hybrid Index is composed of 60% Standard & Poor's 500 Composite Stock Price Index and 40% Lehman Brothers Intermediate Government/Corporate Bond Index. Under normal circumstances, the Fund's total assets are allocated approximately 60% to common stocks and 40% to bonds, however, the Fund is permitted to invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


 *Maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**Maximum contingent deferred sales charge for Class C shares is 1% within one year of the date of purchase.

Premier Balanced Fund
-----------------------------------------------------------------------------
Statement of Investments                                     October 31, 1995

          Shares     COMMON STOCKS--62.2%                                                                        Value
       ----------                                                                                           ------------
                     Basic Industry--3.6%
           11,100    Champion International Corporation.......................................              $    593,850
            5,100    Cummins Engine Company, Inc..............................................                   179,138
            4,800    Dow Chemical Company.....................................................                   329,400
            7,500    du Pont (E.I.)  de Nemours & Company.....................................                   467,813
           12,600    Eastman Chemical.........................................................                   749,700
            2,700    Federal Paper Board Company, Inc.........................................                   113,400
           11,400    International Paper Company..............................................                   421,800
            7,200    Lyondell Petrochemical...................................................                   153,900
            3,600    PPG Industries, Inc......................................................                   153,000
            2,100    Temple-Inland, Inc.......................................................                    95,550
            5,100    Union Carbide Corporation................................................                   193,163
            4,200    Wellman, Inc.............................................................                    98,700
            4,200    Weyerhaeuser Company.....................................................                   185,325
                                                                                                            ------------
                                                                                                               3,734,739
                                                                                                            ------------
                     Capital Spending--13.9%
            4,800    3Com.....................................................................                   225,600
            6,000    Advanced Micro Devices, Inc. ............................................                   143,250
            3,600    Alcan Aluminum LTD.......................................................                   113,850
            4,200    Applied Materials, Inc. +................................................                   210,525
            3,000    Arrow Electonics, Inc. +.................................................                   152,250
            5,100    Avnet, Inc...............................................................                   256,913
            5,100    Cabletron System +.......................................................                   400,988
            1,500    Cabot Corporation........................................................                    71,250
           10,700    Case Corporation.........................................................                   407,938
            9,900    Ceridian Corporation.....................................................                   430,650
            6,700    CISCO Sysytems, Inc. +...................................................                   519,250
           16,650    Computer Associates International, Inc...................................                   915,750
            1,700    Deere & Company..........................................................                   151,938
            5,700    Dover Corporation........................................................                   225,150
           12,000    Eaton Corporation........................................................                   615,000
           16,200    General Electric Company.................................................                 1,024,650
            2,500    Harnischfeger Industries, Inc............................................                    78,750
           11,700    Healthcare COMPARE +.....................................................                   432,900
            4,500    Hewlett Packard Company..................................................                   416,813
            4,500    Illinois Tool Works......................................................                   261,563
            9,500    Intel Corporation........................................................                   663,813
           11,700    International Business Machines..........................................                 1,137,825
            8,812    Lockheed Martin..........................................................                   600,318
            4,800    Mallinckrodt, Inc........................................................                   166,800
            5,700    MBNA Corp ...............................................................                   210,188
            3,300    McDonnell Douglas Corporation............................................                   269,775
            3,600    Medtronic, Inc ..........................................................                   207,900
            5,200    Microsoft Corporation +..................................................                   520,000
            9,800    Newell Corporation.......................................................                   236,425
            8,100    Oracle Systems Corporation+..............................................                   353,363
            5,100    Parker - Hannifin Corporation............................................                   172,125
            5,400    Premark International, Inc ..............................................                   249,750
            6,600    Raytheon Company ........................................................                   287,925
            8,400    Rockwell International Corporation.......................................                   373,800

Premier Balanced Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

          Shares     COMMON STOCKS (continued)                                                                   Value
       ----------                                                                                           ------------
                     Capital Spending (continued)
            6,000    Sun Microsystem, Inc. +..................................................              $    468,000
            3,600    Teradyne, Inc. +.........................................................                   120,150
           11,400    Texas Instruments, Inc...................................................                   778,050
              200    V.F. Corporation.........................................................                     9,575
           10,800    Wheelabrator Tech........................................................                   155,250
            8,700    Whitman Corporation......................................................                   184,875
                                                                                                            ------------
                                                                                                              14,220,885
                                                                                                            ------------
                     Consumer CYC / Discretionary--8.9%
            6,600    American Greeting Corporation, Class A...................................                   207,900
            5,700    Capital Cities/ABC, Inc..................................................                   676,163
            9,000    Chrysler Corporation.....................................................                   464,625
           17,700    Circuit City Stores, Inc.................................................                   590,738
            5,200    Disney (Walt) Productions................................................                   299,650
            6,600    Eckerd Corporation +.....................................................                   261,525
           16,500    Ford Motor Company.......................................................                   474,375
            3,000    General Motors Corporation...............................................                   131,250
            2,700    Goodyear Tire & Rubber Corporation.......................................                   102,600
            3,600    H.B.O. & Company.........................................................                   254,700
            4,400    Harley - Davidson........................................................                   117,700
            6,900    King World Productions, Inc. +...........................................                   240,638
            3,300    Magna International, Class A.............................................                   142,725
            6,375    Mattel, Inc..............................................................                   183,281
           12,300    McDonald's Corporation...................................................                   504,300
            9,000    Mirage Resorts, Inc. +...................................................                   294,750
            9,900    New York Times Company...................................................                   274,725
            6,000    Nike Inc., Class B.......................................................                   340,500
           11,100    Philips Electronics N.V..................................................                   428,738
           17,700    Public Service Enterprise Group..........................................                   519,938
            6,900    Reynolds & Reynolds Company, Class A ....................................                   245,813
           11,700    Rite Aid Corporation.....................................................                   315,900
           12,000    Safeway, Inc.+...........................................................                   567,000
           15,900    Sears Roebuck & Company..................................................                   540,600
           11,100    Tandy Corporation........................................................                   548,063
           13,200    Walgreen Company.........................................................                   376,200
                                                                                                            ------------
                                                                                                               9,104,397
                                                                                                            ------------
                     Consumer Staples--8.2%
           27,720    Archer Daniels Midland...................................................                   446,985
           20,100    Coca-Cola Company........................................................                 1,444,688
           11,100    ConAgra, Inc.............................................................                   428,738
            9,300    CPC International, Inc...................................................                   617,288
           13,200    Gillette Company.........................................................                   638,550
            4,500    Heinz (H.J.) Company.....................................................                   209,250
            7,500    IBP, Inc.................................................................                   449,063
           17,400    Johnson & Johnson........................................................                 1,418,100
           11,100    Pepsico, Inc.............................................................                   585,525
           16,500    Philip Morris Companies, Inc.............................................                 1,394,250
            4,200    Procter & Gamble Comany..................................................                   340,200
            1,800    Sara Lee Corporation.....................................................                    52,875
            3,000    Unilever N.V.............................................................                   393,000
                                                                                                            ------------
                                                                                                               8,418,512
                                                                                                            ------------

Premier Balanced Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

          Shares     COMMON STOCKS (continued)                                                                   Value
       ----------                                                                                           ------------
                     Energy Related--5.7%
           12,500    Amoco Corporation........................................................              $    798,438
            3,300    Atlantic Richfield.......................................................                   352,275
            3,600    Coastal Corporation......................................................                   116,550
           15,600    EXXON Corporation........................................................                 1,191,450
            9,300    Mobil Corporation........................................................                   936,975
           11,400    Panhandle Eastern Corporation............................................                   287,850
           11,600    Royal Dutch Petroleum Company............................................                 1,425,350
            7,500    Smith International +....................................................                   120,000
            7,800    Tidewater, Inc...........................................................                   205,725
           10,500    Williams Companies, Inc..................................................                   405,563
                                                                                                            ------------
                                                                                                               5,840,176
                                                                                                            ------------

                     Heath Care--5.0%
           13,200    Abbott Laboratories......................................................                   524,700
            9,600    Amgen, Inc. +............................................................                   460,800
            6,300    Becton Dickinson & Company...............................................                   409,500
            3,900    Boston Scientific Corporation +..........................................                   164,288
           14,100    Columbia/HCA Heathcare Corporation.......................................                   692,663
           20,400    Merck & Company, Inc.....................................................                 1,173,000
           11,400    Pfizer, Inc..............................................................                   654,075
           20,400    Schering-Plough Corporation..............................................                 1,093,950
                                                                                                            ------------
                                                                                                               5,172,976
                                                                                                            ------------

                     Interest Sensitive / Regulated--8.3%
           21,039    Allstate.................................................................                   773,183
            2,700    American National Insurance Company......................................                   153,900
           10,500    BankAmerica Corporation..................................................                   603,750
            7,800    Bank of New York Corporation.............................................                   327,600
              900    Bear, Stearns & Company Incorporated.....................................                    17,870
           11,700    Chemical Banking Corporation.............................................                   665,438
            6,600    Cigna Corporation........................................................                   654,225
           15,300    Citicorp.................................................................                   992,588
            8,700    Dean Witter, Discover & Company..........................................                   432,825
            8,400    EXEL Ltd.................................................................                   449,400
            6,900    First Chicago Corporation................................................                   468,338
            3,900    First Interstate Bancorp.................................................                   503,100
            8,400    First U.S.A., Inc........................................................                   386,400
            1,200    Loews....................................................................                   175,950
           13,500    NationsBank Corporation..................................................                   887,625
              900    Providian Corporation....................................................                    35,325
            6,400    Signet Banking Corporation...............................................                   152,000
            3,300    Standard Fed Bancorp.....................................................                   117,150
               24    Transport Holdings, Inc. +...............................................                       942
            4,800    Travelers Group, Inc.....................................................                   242,400
            5,700    TRW, Inc.................................................................                   374,775
            5,400    USLIFE Corporation.......................................................                   153,900
                                                                                                            ------------
                                                                                                               8,568,684
                                                                                                            ------------

Premier Balanced Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

          Shares     COMMON STOCKS (continued)                                                                   Value
       ----------                                                                                           ------------
                     Metals & Mining--.8%
            8,400    ASARCO, Inc..............................................................              $    270,900
            7,800    Inland Steel Industries, Inc.............................................                   182,325
            3,600    Phelps Dodge Corporation.................................................                   228,150
            3,000    Reynolds Metal Company...................................................                   151,125
                                                                                                            ------------
                                                                                                                 832,500
                                                                                                            ------------
                     Transportation--1.0%
            1,500    AMR Corporation +........................................................                    99,000
            3,900    Conrail, Inc.............................................................                   268,125
            3,300    CSX Corporation..........................................................                   276,375
            2,100    Delta Air Lines, Inc.....................................................                   137,813
            5,100    Illinois Central Corporation.............................................                   195,075
                                                                                                            ------------
                                                                                                                 976,388
                                                                                                            ------------
                     Utilities--6.8%
            5,100    AllTel corp..............................................................                   156,188
           28,800    Ameritech Corporation....................................................                 1,555,200
           15,800    BellSouth Corporation....................................................                 1,208,700
           16,800    Consolidated Edison Company, Inc.........................................                   510,300
            8,100    DQE, Inc. ...............................................................                   222,750
           15,000    General Public Ultilies Corporation......................................                   468,750
           30,900    MCI Communications Corporation...........................................                   770,569
            3,600    NYNEX Corporation........................................................                   169,200
           15,900    PECO Energy Company......................................................                   465,075
           12,000    SBC Communications.......................................................                   670,500
           18,300    Sprint Corporation.......................................................                   704,550
            2,500    Worldcom, Inc. +.........................................................                    81,563
                                                                                                            ------------
                                                                                                               6,983,345
                                                                                                            ------------
                   TOTAL COMMON STOCKS
                     (Cost $46,913,459)...................................................                  $ 63,852,602
                                                                                                            ------------

Premier Balanced Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

                                                                           Annnualized
       Principal                                                           Yield at the          Maturity
        Amount       U.S. Treasury Obligations--16.0%                    Date of Purchase          Date         Value
      -----------                                                        ----------------        --------   ------------
       $  500,000    U.S. Treasury Bills*...................                   5.430%             1/18/96   $    494,217
                                                                                                            ------------
                                                                             Coupon
                                                                              Rate
                                                                           ---------
          100,000    U.S. Treasury Bond.....................                  12.375              5/15/04        141,878
          500,000    U.S. Treasury Bond.....................                  11.625             11/15/04        691,985
          700,000    U.S. Treasury Notes....................                   4.375             11/15/96        691,509
        1,500,000    U.S. Treasury Notes....................                   7.500              1/31/97      1,533,750
        1,500,000    U.S. Treasury Notes....................                   6.625              3/31/97      1,520,355
          500,000    U.S. Treasury Notes....................                   6.750              5/31/97        508,185
        1,000,000    U.S. Treasury Notes....................                   8.875             11/15/97      1,061,250
          800,000    U.S. Treasury Notes....................                   5.625              1/31/98        799,336
          200,000    U.S. Treasury Notes....................                   5.125             11/30/98        196,726
          200,000    U.S. Treasury Notes....................                   5.125             12/31/98        196,636
          400,000    U.S. Treasury Notes....................                   7.000              4/15/99        415,200
        1,000,000    U.S. Treasury Notes....................                   6.875              7/31/99      1,036,320
        2,000,000    U.S. Treasury Notes....................                   7.500             10/31/99      2,119,819
          400,000    U.S. Treasury Notes....................                   6.375              1/15/00        408,476
          800,000    U.S. Treasury Notes....................                   6.250              2/15/03        813,904
          500,000    U.S. Treasury Notes....................                   5.750              8/15/03        493,170
          600,000    U.S. Treasury Notes....................                   7.250              5/15/04        649,140
        2,000,000    U.S. Treasury Notes....................                   7.250              8/15/04      2,164,480
          500,000    U.S. Treasury Notes....................                   8.875              8/31/97        503,220
                                                                                                            ------------
                                                                                                              15,945,339
                                                                                                            ------------
                    TOTAL U.S. TREASURY OBLIGATIONS
                      (Cost $15,919,038)....................                                                $ 16,439,556
                                                                                                            ------------
                     CORPORATE BONDS AND NOTES -13.4%
                     Basic Industry--1.1%
       $  100,000    Aluminum Company of America............                   5.750%              2/1/01   $     98,250
        1,000,000    0CSX Corporation.......................                   8.400               8/1/96      1,016,250
                                                                                                            ------------
                                                                                                               1,114,500
                                                                                                            ------------
                     Consumer Basics--1.1%
          100,000    Heinz (H.J.) Company...................                   6.875              1/15/03        103,375
        1,000,000    Philip Morris Inc......................                   6.000             11/15/99        987,500
                                                                                                            ------------
                                                                                                               1,090,875
                                                                                                            ------------
                     Energy--1.7%
          200,000    Emerson Electric.......................                   6.300              11/1/05        197,750
          500,000    Texaco Capital, Inc....................                   6.875              7/15/99        511,250
        1,000,000    WMX Technologies.......................                   8.125               2/1/98      1,041,250
                                                                                                            ------------
                                                                                                               1,750,250
                                                                                                            ------------
                     Financial Services--8.0%
          250,000    American General Finance...............                   6.625               6/1/97        252,188
          100,000    Associates Corporation of N.A. ........                   7.500              5/15/99        104,000
          190,000    AVCO Financial Services, In............                   7.500             11/15/96        193,088
          500,000    BP North America.......................                   9.875              3/15/04        605,000
          500,000    Chemical Banking Corporation...........                   8.625               5/1/02        553,750
        1,000,000    Chrysler Financial Corporation.........                   5.625              1/15/99        978,750
           75,000    Commercial Credit Group................                   6.700               8/1/99         75,750
          800,000    First Chicago MTN......................                   6.830               9/8/97        812,000
          150,000    First Chicago Corporation..............                   9.875              8/15/00        171,563
          100,000    Ford Motor Credit Corporation..........                   5.625             12/15/98         98,375
          500,000    General Motors Acceptance Corporation..                   7.750              1/15/99        521,250

Premier Balanced Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

       Principal                                                               Coupon            Maturity
        Amount                                                                  Rate               Date         Value
      -----------                                                        ----------------        --------   ------------
                     Financial Services (continued)
       $  700,000    Pepsico Inc...........................                    7.625%             11/1/98   $    728,875
          700,000    Province of Ontario....................                   7.000               8/4/05        718,375
          100,000    International Lease Finance............                   4.750              1/15/97         98,625
          150,000    Norwest Financial, Inc.................                   7.000              1/15/03        154,500
        1,000,000    Republic New York Corporation..........                   9.750              12/1/00      1,147,500
          500,000    Republic New York Corporation..........                   7.750              5/15/02        534,375
          500,000    Wells Fargo & Company..................                   6.125              11/1/03        479,375
                                                                                                            ------------
                                                                                                               8,227,339
                                                                                                            ------------
                     Retail--0.3%
          175,000    Sears Roebuck Company..................                   6.250              1/15/04        170,844
          150,000    Wal-Mart Stores, Inc...................                   5.500               3/1/98        148,312
                                                                                                            ------------
                                                                                                                 319,156
                                                                                                            ------------
                     Utilities--1.2%
          150,000    Consolidated Edison Company............                   6.375               4/1/03        149,250
          125,000    Duke Power Company.....................                   7.500               4/1/99        130,156
          500,000    Duke Power Company.....................                   6.125              7/22/03        490,000
          500,000    Virginia Electric & Power C............                   7.250               3/1/97        508,750
                                                                                                            ------------
                                                                                                               1,278,156
                                                                                                            ------------
                     TOTAL CORPORATE BONDS AND NOTES
                        (Cost $13,609,966)..................                                                $ 13,780,276
                                                                                                            ------------
                     U.S. AGENCY OBLIGATIONS--1.4%
          500,000    Federal Home Loan Mortgage.............                   5.400              11/1/00        480,530
        1,000,000    Federal National Mortgage Association..                   5.300             12/10/98        979,790
                                                                                                            ------------
                     TOTAL U.S. AGENCY OBLIGATIONS
                        (Cost $1,357,813)...................                                                   1,460,320
                                                                                                            ------------
                     REPURCHASE AGREEMENT--6.7%
       $6,883,681    Agreement with Goldman Sachs, dated 10/31/95
                     bearing 5.880%, to be repurchased at $6,894,805 on
                     11/01/95, collateralized by $6,884,476 U.S. Treasury
                     Notes, 5.875%
                     due 7/31/97 (Cost $6,883,681)..........                                                   6,883,681
                                                                                                            ------------
                     TOTAL INVESTMENTS (Cost $88,436,696)...                                    99.8%       $102,416,435
                     CASH AND RECEIVABLES (NET).............                                     0.2%       $    238,011
                                                                                               ------       ------------
                     NET ASSETS.............................                                   100.0%       $102,654,446
                                                                                               ------       ------------
                                                                                               ------       ------------

Notes to Statement of Investments:
-------------------------------------------------------------------------
+ Non-income producing.
* Partially held by the custodian in a segregated account as collateral for open financial futures positions.

Statement of Financial Futures                October 31, 1995

                                                                                                            Unrealized
                                                                         Market Value                      Appreciation
                                                          Number of        Covered                        (Depreciation)
Issuer                                                    Contracts      by Contracts     Expiration        at 10/31/95
------                                                    ---------      ------------     -----------     --------------
Standard & Poor's 500 (long).................                 37         $10,801,225      December '95        $94,350
5 Year U.S. Treasury Note (short)............                 58           6,283,032      December '95        (70,687)
                                                                                                              -------
                                                                                                              $23,663
                                                                                                              -------
                                                                                                              -------

                   See notes to financial statements.

Premier Balanced Fund
-----------------------------------------------------------------------
Statement of Assets and Liabilities                    October 31, 1995

ASSETS:
    Investments in securities, at value (cost $88,436,696)--see statement of
      investments (including repurchase agreement of $6,883,681)............                               $102,416,435
    Cash....................................................................                                      6,136
    Dividends and interest receivable.......................................                                    661,792
    Receivable for investment securities sold...............................                                    226,596
    Receivable for Capital Stock sold.......................................                                    142,345
                                                                                                           ------------
                                                                                                            103,453,304
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                  $128,270
    Payable for investment securities purchased.............................                   590,846
    Payable for futures variation margin....................................                    54,538
    Directors' fee payable-Note 2(c)........................................                    19,675
    Distribution fee payable-Note 2(b)......................................                     2,856
    Payable for Capital Stock redeemed......................................                     2,673
                                                                                             ---------
                                                                                                                798,858
                                                                                                           ------------
NET ASSETS..................................................................                               $102,654,446
                                                                                                           ------------
                                                                                                           ------------
REPRESENTED BY:
    Paid-in capital.........................................................                               $ 87,322,636
    Accumulated undistributed investment income-net.........................                                    690,127
    Accumulated net realized gain on investments............................                                    638,281
    Accumulated net unrealized appreciation on investments (including $23,663
      net unrealized appreciation of financial futures)-Note 3..............                                 14,003,402
                                                                                                           ------------
NET ASSETS at value.........................................................                               $102,654,446
                                                                                                           ------------
                                                                                                           ------------
NET ASSET VALUE per share:
    Class A Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($1,649,870 / 138,547 shares).........................................                                     $11.91
                                                                                                                 ------
                                                                                                                 ------
    Class B Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($3,117,867 / 262,182 shares)..........................................                                     $11.89
                                                                                                                 ------
                                                                                                                 ------
    Class C Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($6,152 / 517 shares)..................................................                                     $11.90
                                                                                                                 ------
                                                                                                                 ------
    Class R Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($97,880,557 / 8,213,782 shares)......................................                                     $11.92
                                                                                                                 ------
                                                                                                                 ------

                   See notes to financial statements.

Premier Balanced Fund
-------------------------------------------------------------------------
Statement of Operations                       Year ended October 31, 1995

INVESTMENT INCOME:
    Income:
      Interest..............................................................                $2,018,535
      Cash dividends........................................................                 1,454,951
                                                                                            ----------
          Total Income......................................................                                $ 3,473,486

    Expenses:
      Management fee--Note 2(a).............................................                   874,166
      Distribution and service fee-Note 2(b)................................                    17,331
      Directors' fees and expenses-Note 2(c)................................                    15,345
                                                                                            ----------
          Total Expenses....................................................                                    906,842
                                                                                                            -----------
          INVESTMENT INCOME--NET............................................                                  2,566,644

REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                $2,305,179
    Net realized gain on financial futures..................................                   554,117
                                                                                            ----------
      Net Realized Gain.....................................................                                  2,859,296
    Net unrealized appreciation on investments (including
      $23,663 net unrealized appreciation on financial futures).............                                 12,325,435
                                                                                                            -----------
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................                                 15,184,731
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                $17,751,375
                                                                                                            -----------
                                                                                                            -----------

                     See notes to financial statements.

Premier Balanced Fund
-------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                       ------------------------------
                                                                                           1995              1994
                                                                                       ------------      ------------
OPERATIONS:
    Investment income--net...............................................              $  2,566,644      $  1,412,756
    Net realized gain (loss) on investments and financial futures........                 2,859,296        (2,221,015)
    Net unrealized appreciation on investments for the year..............                12,325,435         1,375,144
                                                                                       ------------      ------------
      Net Increase In Net Assets Resulting From Operations...............                17,751,375           566,885
                                                                                       ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Class A Shares.....................................................                   (54,581)           (4,401)
      Class B Shares.....................................................                   (15,467)            --
      Class C Shares.....................................................                       (63)            --
      Class R Shares.....................................................                (2,292,181)         (971,670)
                                                                                       ------------      ------------
        Total Dividends..................................................                (2,362,292)         (976,071)
                                                                                       ------------      ------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares.....................................................                 5,596,014         1,814,520
      Class B Shares.....................................................                 2,919,383             --
      Class C Shares.....................................................                     5,416             --
      Class R Shares.....................................................                22,961,009        58,817,291


    Dividends reinvested:
      Class A Shares.....................................................                    48,751             3,242
      Class B Shares.....................................................                    15,934             --
      Class C Shares.....................................................                        63             --
      Class R Shares.....................................................                 2,284,969           969,095
    Cost of shares redeemed:
      Class A Shares.....................................................                (6,049,079)          (36,563)
      Class B Shares.....................................................                   (67,410)            --
      Class C Shares.....................................................                     --                 --
      Class R Shares.....................................................              (17,974,028)      (12,538,163)
                                                                                       ------------      ------------
        Increase In Net Assets From Capital Stock Transactions...........                 9,741,022        49,029,422
                                                                                       ------------      ------------
          Total Increase In Net Assets...................................                25,130,105        48,620,236
NET ASSETS:
    Beginning of year....................................................                77,524,341        28,904,105
                                                                                       ------------      ------------
    End of year (including undistributed investment income--net:
      $690,127 and $485,775, respectively)...............................              $102,654,446      $ 77,524,341
                                                                                       ------------      ------------
                                                                                       ------------      ------------

                                                                           Shares
                                        -------------------------------------------------------------------------------
                                               Class A            Class B        Class C                Class R
                                        ----------------------    ----------    ----------      -----------------------
                                                                 Year Ended     Year Ended
                                         Year Ended October 31,   October 31,   October 31,      Year Ended October 31,
                                        ----------------------    ----------    ----------      -----------------------
                                          1995         1994(1)      1995(2)      1995(2)          1995          1994(3)
                                        --------      -------      -------       ------         ---------     ---------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............              566,013      181,775      266,500          511         2,189,828     5,842,428
    Shares issued for dividends
      reinvested...........                4,833          328        1,443            6           217,471        97,922
    Shares redeemed........             (610,712)      (3,690)      (5,761)          --        (1,700,811)   (1,272,959)
                                        --------      -------      -------       ------         ---------     ---------
      Net Increase (Decrease) in
        Shares Outstanding.              (39,866)     178,413      262,182          517           706,488     4,667,391
                                        --------      -------      -------       ------         ---------     ---------
                                        --------      -------      -------       ------         ---------     ---------

(1) On April 14, 1994, the Fund commenced selling Investor shares.
    On October 17, 1994 Investor shares were redesigned as Class A
    Shares.
(2) The Fund commenced selling Class B and Class C shares on December 20,
    1994.
(3) On April 14, 1994, the Fund commenced selling Investor shares. Those shares outstanding prior to April 14, 1994 were redesignated Trust shares. Effective October 17, 1994, Trust shares were redesignated as Class R shares.

                  See notes to financial statements.

Premier Balanced Fund
------------------------------------------------------------------
Financial Highlights


Reference is made to pages 5, 6, 7 and 8 of the Fund's Prospectus dated March 1, 1996.


See notes to financial statements.


Premier Balanced Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Premier Balanced Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment Income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued to the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the

Premier Balanced Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Financial Futures: The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.

    (e) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of the net realized gains on the fiscal year basis. To the extent that net realized capital gain can be offset capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    On November 2, 1995, the Board of Directors declared dividends from net investment income for the Class A, Class B, Class C and Class R shares in the amount of $0.0738, $0.0510, $0.0510 and $0.0813 per share, respectively, payable on November 3, 1995 to shareholders of record on November 2, 1995.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution and Service Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to

Premier Balanced Fund
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of 1.00% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the year ended October 31, 1995, the service fee for Class B and C was $2,930 and $7, respectively. For the year ended October 31, 1995, the distribution fee for Class A, Class B and Class C shares was $5,584, $8,788 and $22, respectively.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $38,786,009 and $38,635,096, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $14,003,402, consisting of $14,870,267 gross unrealized appreciation and $866,865 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Balanced Fund
-----------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments and statement of financial futures, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                   KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995






                      PREMIER SMALL COMPANY STOCK FUND
                CLASS A, CLASS B, CLASS C AND CLASS R SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                March 1, 1996


     This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Premier Small Company Stock Fund (formerly the Laurel Smallcap Stock Fund) (the "Fund"), dated March 1, 1996, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc. (formerly The Laurel Funds, Inc.), an open-end management investment company (the "Company"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          On Long Island -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS

                                                            Page

Investment Objective and Management Policies. . . . . . . . B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . B-16
Management Arrangements . . . . . . . . . . . . . . . . . . B-22
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . B-23
Distribution and Service Plans. . . . . . . . . . . . . . . B-25
Redemption of Fund Shares . . . . . . . . . . . . . . . . . B-26
Shareholder Services. . . . . . . . . . . . . . . . . . . . B-27
Determination of Net Asset Value. . . . . . . . . . . . . . B-30
Dividends, Other Distributions and Taxes. . . . . . . . . . B-31
Portfolio Transactions. . . . . . . . . . . . . . . . . . . B-34
Performance Information . . . . . . . . . . . . . . . . . . B-36
Information About the Fund. . . . . . . . . . . . . . . . . B-37
Custodian, Transfer and Dividend Disbursing Agent, Counsel
  and Independent Auditors. . . . . . . . . . . . . . . . . B-37
Financial Statements. . . . . . . . . . . . . . . . . . . . B-38


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Portfolio Securities

     Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and
(c) U.S. Treasury bonds generally have maturities of greater than ten years.

     In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Company's Board of Directors.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

     When-Issued Securities. New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Company's Board of Directors, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

Management Policies

     The Fund engages, except as noted, in the following practices in furtherance of its investment objective.

     Loans of Fund Securities. The Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund considers all relevant factors and circumstances including the creditworthiness of the borrower.

     Derivative Instruments. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

     Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.
These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures, options, currencies or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

     Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

     The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and
(iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the option's strike price). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The Fund may write only covered call options on securities. A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If the Fund has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

     Futures strategies also can be used to manage the average duration of the Fund's fixed-income portfolio. If Dreyfus wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If Dreyfus wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     Foreign Currency Strategies - Special Considerations. The Fund may use Derivative Instruments on foreign currencies to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the values of which Dreyfus believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Contracts. A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. The Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

     Forward contracts may serve as long hedges -- for example, the Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges -- for example, the Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. Dreyfus may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which Dreyfus believes will bear a positive correlation to the value of the currency being hedged.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into a principal basis, no fees or commissions are involved. When the Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Swaps, Caps, Collars and Floors. Swap agreements, including interest rate, equity index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     The Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

     The Fund will enter into swaps, caps, collars and floors only with banks and recognized securities dealers believed by Dreyfus to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

     The Fund understands that it is the position of the staff of the SEC that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.

Investment Restrictions

     The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).

     2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward currency contacts and other similar instruments.

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

     The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

     2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     3.   The Fund shall not purchase oil, gas or mineral leases.

     4. The Fund will not purchase or retain the securities of any issuer if the officers or, Directors of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

     5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     6. The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) Paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the Fund's transactions in futures contracts and related options.

As an operating policy, the Fund will not invest more than 25% of the value of its total assets, at the time of such purchase in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Company's Board of Directors may change this policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board.


                           MANAGEMENT OF THE FUND

                           PRINCIPAL SHAREHOLDERS


     The following shareholder(s) owned 5% or more of the Class R shares of the Fund at January 31, 1996: Mac & Co., 040-336, P.O. Box 3198, Pittsburgh, PA 15230-3198, 11% record. The following shareholder(s) owned 5% or more of Class A shares of the Fund at January 31, 1996: Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6484, 5% record; BHC Securities, Attn: Ken Myers, 2005 Market Street, Philadelphia, PA 19103-7042, 5% record.




                      FEDERAL LAW AFFECTING MELLON BANK

     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by its counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.

     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank were prohibited from serving the Fund in any of its present capacities, the Board of Directors would seek an alternative provider(s) of such services.


                           DIRECTORS AND OFFICERS

     The Company has a Board composed of twelve Directors which supervises the Company's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk. Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds") and Mr. DiMartino serves as a Board member of 93 other funds in the Dreyfus Family of Funds.

o + RUTH MARIE ADAMS. Director of the Company; Professor of English and Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution.
     Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

o + FRANCIS P. BRENNAN. Chairman of the Board of Directors and Assistant Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address:
     Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.

o * JOSEPH S. DiMARTINO. Director of the Company since February 1995. Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company, a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Age: 52 years old. Address: 200 Park Avenue, New York, New York 10166.

o + JAMES M. FITZGIBBONS. Director of the Company; Chairman, Howes Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
     Address:  40 Norfolk Road, Brookline, Massachusetts 02167.

o * J. TOMLINSON FORT. Director of the Company; Partner, Reed, Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o + ARTHUR L. GOESCHEL. Director of the Company; Director, Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993. Since May 1991, Mr. Goeschel has served as Trustee of Sewickley Valley Hospital. Age: 73 years old.
     Address:  Way Hallow Road and Woodland Road, Sewickley, Pennsylvania
     15143.

o + KENNETH A. HIMMEL. Director of the Company; Former Director, The Boston Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. and Florida Hospitality Group; Managing Partner, Franklin Federal Partners. Age: 49 years old.
     Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

o * ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  Age:
     76 year old.  Address:  1817 Foxcroft Lane, Allison Park, Pennsylvania
     15101.

o + STEPHEN J. LOCKWOOD. Director of the Company; President and CEO, LDG Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o + ROBERT D. MCBRIDE. Director of the Company; Director, Chairman and CEO, McLouth Steel; Director, Salem Corporation. Director,
     SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.



o + JOHN J. SCIULLO. Director of the Company; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

o + ROSLYN M. WATSON. Director of the Company; Principal, Watson Ventures, Inc.; Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the
     Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.



# MARIE E. CONNOLLY.  President and Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Company (March 1994 to September 1994); President, Funds Distributor, Inc. (since
     1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old.
     Address: One Exchange Place, Boston, Massachusetts  02109.

# FREDERICK C. DEY.  Vice President of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: Premier Mutual Fund Services, Inc., One Exchange Place, Boston, Massachusetts 02109.

# ERIC B. FISCHMAN.  Vice President and Assistant Secretary (since January
     1996) of the Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (Since August 1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, New York 10166.

RICHARD W. HEALEY.  Vice President of the Company, The Dreyfus/Laurel Tax
     Free Municipal Funds and The Dreyfus/Laurel Funds Trust (since March
     1994); Senior Vice President, Funds Distributor, Inc. (since March
     1993); Vice President, The Boston Company Inc., (March 1993 to May
     1993);  Vice President of Marketing, Calvert Group (1989 to March
     1993). Age: 41 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# MARGARET PARDO.  Assistant Secretary of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.



# JOHN E. PELLETIER.  Vice President and Secretary of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.



# JOHN J. PYBURN.  Assistant Treasurer of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January
     1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.


JOSEPH F. TOWER, III.  Assistant Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas.
     Age: 33 years old.  Address: 200 Park Avenue, New York, New York 10166.


_____________________________
*    "Interested person" of the Company, as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.


     The officers and Directors of the Company as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of January 31, 1996.



     No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940
Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburses each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), for travel and out-of-pocket expenses.



     For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by each current Director from the Company and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:


                                                                        Total
                                          Pension or                    Compensation
                                          Retirement                    From the
                                          Benefits        Estimated     Company
                           Aggregate      Accrued as      Annual        and Fund
                           Compensation   Part of         Benefits      Complex Paid
                           From the       the Company's   Upon          to Board
Name of Board Member       Company #      Expenses        Retirement    Member
--------------------       ------------   -------------   ----------    ------------

Ruth M. Adams              $27,800        None            None          $ 34,500

Francis P. Brennan*        86,683         None            None           110,500

Joseph S. DiMartino**      None           None            None          $448,618***

James M. Fitzgibbons       27,795         None            None            34,500

J. Tomlinson Fort**        None           None            None            None

Arthur L. Goeschel         27,604         None            None            35,500

Kenneth A. Himmel          26,381         None            None            32,750

Arch S. Jeffery**          None           None            None            None

Stephen J. Lockwood        26,387         None            None            32,750

Robert D. McBride          27,800         None            None            35,500

John J. Sciullo            27,800         None            None            34,500

Roslyn M. Watson           27,795         None            None            34,550

#    Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,342 for the
Company.
*    Compensation of Francis Brennan includes $75,000 paid by the Dreyfus/Laurel Funds to be Chairman of the Board.
**   Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Company and the funds in the Dreyfus/Laurel
Funds.  For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Company were $17,563, $28,604 and $27,800, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds
(including the Company) were $23,500, $35,500 and $35,500, respectively.  In addition,
Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $3,186 for expenses attributable to the Company's Board meetings ($3,186 is not included in the $12,342 above).
***  Estimated amounts for the fiscal year ending October 31, 1995.




                           MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency service to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

     The current Management Agreement with Dreyfus provides for a "unitary fee." Under the unitary fee structure, Dreyfus pays all expenses of the Fund except: (i) brokerage commissions, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) the Rule 12b-1 fees described in this Statement of Additional Information. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate set forth in the Fund's Prospectus, applied to the average daily net assets of the Fund's investment portfolio. Previously, the payments to the investment manager covered merely the provision of investment advisory services (and payment for sub-advisory services) and certain specified administrative services. Under this previous arrangement, the Fund also paid for additional non-investment advisory expenses, such as custody and transfer agency services, that were not paid by the investment advisor.

     The Fund paid management fees of $21,306 and $278,575 during the period from September 1, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995, respectively.

     The Management Agreement will continue from year to year provided that a majority of the Directors who are not interested persons of the Company and either a majority of all Directors or a majority of the shareholders of the Fund approve their continuance. The Company may terminate the Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities. Dreyfus may terminate the Management Agreement upon sixty (60) days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.

          The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling directors.


                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Premier Family of Funds, for funds in the Dreyfus Family of Funds and for certain other investment companies.

     Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended the ("the Code") although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares at the close of business on October 31, 1995.

     Net Asset Value per Share          $13.09

     Per Share Sales Charge - 4.5%
        of offering price (4.7% of
        net asset value per share)      $ 0.62

     Per Share Offering Price to
        the Public                      $13.71


     TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative NAV of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.


                       DISTRIBUTION AND SERVICE PLANS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plans (Class A Plan and Class B and C Plan)."

     Class A, B and C shares are subject to annual fees for distribution and shareholder services.

     Distribution Plan--Class A Shares. The Securities and Exchange Commission ("SEC") has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. With respect to the Class A shares of the Fund, the Company has adopted a Distribution Plan ("Class A Plan"), and may enter into Agreements with Agents pursuant to the Class A Plan.

     Under the Class A Plan, Class A shares of the Fund may spend annually up to 0.25% of the average of its daily net assets for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, Fund shares.

     The Class A Plan provides that a report of the amounts expended under the Class A Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Class A Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Class A Plan without approval of the Fund's shareholders, and that other material amendments of the Class A Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Company (as defined in the 1940
Act) and who do not have any direct or indirect financial interest in the operation of the Class A Plan, cast in person at a meeting called for the purpose of considering such amendments. The Class A Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Class A Plan, by vote cast in person at a meeting called for the purpose of voting on the Class A Plan. The Class A Plan is terminable, as to the Fund's Class A shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Class A Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

     Distribution and Service Plans -- Class B and C Shares. In addition to the above described Plan for Class A shares, the Company's Board of Directors has adopted a Service Plan (the "Service Plan") under the Rule for Class B and Class C shares, pursuant to which the Fund pays the Distributor and Dreyfus Service Corporation for the provision of certain services to the holders of Class B and C shares. The Company's Board of Directors has also adopted a Distribution Plan pursuant to the Rule with respect to Class B and C shares (the "Distribution Plan"). The Company's Board of Directors believes that there is a reasonable likelihood that the Distribution and Service Plans (the "Plans") will benefit the Fund and the holders of Class B and C shares.

     For the year ended October 31, 1995, the distribution and service fees paid by the Fund were as follows:

                        Class A        Class B        Class C

Premier Small Company
Stock Fund (1)          $1,521         $3,239         $112

(1) The Fund commenced selling Class B and Class C shares on December 19, 1994 and April 30, 1995, respectively.

     Class R shares bear no distribution fee.

     A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, each Plan provides that it may not be amended to increase materially the cost which holders of Class B or C shares may bear pursuant to the Plan without the approval of the holders of such Classes and that other material amendments of the Plan must be approved by the Board of Directors and by the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Plan. Each Plan was so approved by the Directors at a meeting held on October 25, 1995. Each Plan may be terminated at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B and C shares.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a SEP-IRA with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Premier Family of Funds or the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds. This privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dividend Sweep. Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $1,000 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

     New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

     The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements.

     Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and certain foreign currency denominated securities (including debt instruments and certain financial forward, futures and option contracts and preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, and transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized to ordinary income. If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) or providing for deferred interest or for payment of interest in the form of additional obligations (for example, "pay-in-kind" or "PIK" securities) could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income in order to satisfy the Distribution Requirement and to avoid the 4% excise tax referred to in the Fund's Prospectus under "Dividends, Other Distributions and Taxes." In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

     State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Foreign Shareholders - Income Not Effectively Connected. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).

     Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of net long-term capital gain over net short-term capital loss) generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

     Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of the Fund's shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

     Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                           PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.
Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligation to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

     The Company's Board of Directors periodically reviews Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     For the period from September 1, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995, the Fund paid brokerage fees of $13,899 and $65,341, respectively.

     Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year.

     The portfolio turnover rates for the period from September 1, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 were 8% and 56%, respectively.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Performance Information."

     The Fund's average annual total return for the 1 and 1.164 year periods ended October 31, 1995 for Class A was 24.50% and 21.49%, respec-tively. The Fund's average annual total return for Class R for the 1 and
1.164 year periods ended October 31, 1995 was 30.70% and 26.72%, respectively. The Fund's average annual total return for Class B and Class C for the period December 19, 1994 (inception date of Class B and Class C) through October 31, 1995 was 39.51% and 43.01%, respectively.

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

     The Fund's total return for the period September 11, 1994 to October 31, 1995 for Class R was 31.62%. The Fund's total return for Class A for the period April 14, 1994 to October 31, 1995 was 25.33%. Based on net asset value per share, the total return for Class A was 31.22% for this period. The Fund's total return for Class B and Class C for the period from December 19, 1994 (inception date of Class B and Class C) through October 31, 1995 was 33.51% and 36.41%, respectively. Without giving effect to the applicable CDSC, total return for Class B and Class C was 37.51% and 37.41%, respectively.

     Total return is calculated by subtracting the amount of a Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or C shares, which, if reflected would reduce the performance quoted.

     From time to time, Fund advertisements may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     The Fund will send annual and semi-annual financial statements to all its shareholders.


         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                          AND INDEPENDENT AUDITORS

     Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15219, is the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

     KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, PA 15219, was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 1996, providing audit services including
(1) examination of the annual financial statements (2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.


                            FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended October 31, 1995, including notes to the financial statements and supplementary information and the Independent Auditors' Report are included in the Annual Report to Shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

Premier Small Company Stock Fund                           October 31, 1995
---------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER SMALL COMPANY STOCK FUND CLASS A SHARES AND CLASS R SHARES AND THE RUSSELL 2500 INDEX

                       Premier               Premier
                    Small Company         Small Company
                     Stock Fund             Stock Fund            Russell 2500
Period            (Class A Shares)       (Class R Shares)         Stock Index*
---------------   ----------------       ----------------         ------------
9/2/94                 9,551                  10,000                 10,000
10/31/94               9,618                  10,070                  9,915
1/31/95                9,404                   9,855                  9,670
4/30/95               10,505                  11,018                 10,590
7/31/95               12,571                  13,194                 12,002
10/31/95              12,533                  13,162                 12,033

*Source: The Frank Russell Company

Average Annual Total Returns
------------------------------------------------------------------------------------------------------------------------
                           Class A Shares                                                  Class R Shares
------------------------------------------------------------------           -------------------------------------------
                                                    % Return
                                                   Reflecting
                            % Return Without     Maximum Initial
Period Ended 10/31/95         Sales Charge      Sales Charge (4.5%)           Period Ended 10/31/95
----------------------    ------------------- --------------------            ------------------------
1 Year                        30.31%            24.50%                        1 Year                              30.70%
From Inception (9/2/94)       26.39             21.49                         From Inception (9/2/94)             26.72


Actual Aggregate Total Returns
------------------------------------------------------------------------------------------------------------------------
                           Class B Shares                                              Class C Shares
------------------------------------------------------------   ---------------------------------------------------------
                                        % Return Reflecting                                         % Return Reflecting
                                       Applicable Contingent                                       Applicable Contingent
                           % Return      Deferred Sales                                 % Return      Deferred Sales
                          Assuming No      Charge Upon                                 Assuming No      Charge Upon
Period Ended 10/31/95      Redemption      Redemption *        Period Ended 10/31/95    Redemption       Redemption**
-----------------------  -------------  ---------------------- --------------------    ------------  -------------------
From Inception (12/19/94)   37.51%                 33.51%        From Inception          37.41%             36.41%
                                                                   (12/19/94)


Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A shares and Class R shares of Premier Small Company Stock Fund on 9/2/94 (Inception Date) to a $10,000 investment made in the Russell 2500 Index on that date. For comparative purposes, the value of the Index on 8/31/94 is used as the beginning value on 9/2/94. All dividends and capital gain distributions are reinvested. Performance for Class B shares and Class C shares will vary from the performance of both Class A shares and Class R shares shown above due to differences in charges and expenses.

The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares and Class R shares. The Russell 2500 Index is an unmanaged index and is composed of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*Maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**Maximum contingent deferred sales charge for Class C shares is 1% within one year of the date of purchase.

Premier Small Company Stock Fund
---------------------------------------------------------------------------
Statement of Investments                                   October 31, 1995

     Shares      Common Stocks--95.3%                                           Value
--------------                                                              ------------
                Basic Industries--6.7%
         5,700  American Buldings Co+ .............................       $      143,925
         9,700  Cabot Corporation..................................              460,750
         9,500  Chesapeake Corporation of
                  Virginia.........................................              290,938
        18,675  Clayton Homes, Inc. ...............................              490,219
         7,400  Cytec Industries, Inc.+  ..........................              405,150
        12,100  Federal Paper Board
                  Company, Inc.....................................              508,200
         7,600  Medusa Corporation ................................              190,000
         4,900  Minerals Technologies, Inc. .......................              195,387
        18,600  NL Industries+ ....................................              241,800
         7,900  Wellman Inc .......................................              185,650
                                                                           -------------
                                                                               3,112,019
                                                                           -------------

                Consumer Cyclical--16.0%
         9,300  Apple South, Inc. .................................              190,650
         9,000  Big B, Inc. .......................................              132,750
         7,400  Borg-Warner Automotive, Inc. ......................              218,300
        18,000  Cash America International  .......................               92,250
         2,850  Clear Channel
                  Communications, Inc.+............................              233,700
        11,200  CompUSA Inc.+ .....................................              428,400
         7,650  Devon Group, Inc.+.................................              298,350
         8,950  Dollar General Corporation ........................              219,275
         7,200  Eckerd Corporation+................................              285,300
        14,400  Fila Holding SPA ..................................              621,000
         4,400  Franklin Quest Company+............................              105,050
         7,400  Gentex Corporation+................................              164,650
         6,645  Harman International
                  Industries, Inc..................................              306,501
        17,600  Haverty Furniture
                  Companies, Inc...................................              244,200
         5,400  IHOP Corp + .......................................              116,100
         9,700  Infinity Broadcasting
                  Corporation, Cl. A +.............................              315,250
        13,600  Interface Inc., Cl. A .............................              205,700
         7,900  Morrison Restaurants, Inc. ........................              123,437
         8,500  Outboard Marine Corporation .......................              176,375
        14,200  Players International Inc + .......................              152,650
         8,400  Regal Cinemas + ...................................              329,700
        12,200  Rex Stores Corporation+............................              207,400
        12,400  Richfood Holdings, Inc. ...........................              310,000
         3,550  Scholastic Corporation+ ...........................              219,213
        15,975  Staples Inc.+ .....................................              425,334
         6,600  Stop & Shop Companies, Inc.+ ......................              136,950
         5,500  Toro Company ......................................              158,812
        11,800  Waban Inc.+ .......................................              184,375
         6,400  Wallace Computer Services .........................              360,800

                Consumer Cyclical (continued)
        15,300  Warnaco Group, Cl. A. .............................       $      355,725
        17,500  Winnebago Industries, Inc. ........................              140,000
                                                                           -------------
                                                                               7,458,197
                                                                           -------------

                Consumer Services--25.4%
        10,000  Adaptec Inc.+......................................              445,000
         8,925  AGCO Corporation ..................................              399,394
         8,800  AMETEK, Inc. ......................................              155,100
         5,000  Analysts International Corporation ................              148,125
        12,700  Atmel Corporation+.................................              396,875
         5,600  CIDCO Inc. + ......................................              165,900
        11,500  Cypress Semiconductor
                  Corporation+.....................................              405,375
        10,300  Danka Business Systems, ADR .......................              345,050
        11,300  Electronics For Imaging, Inc.+ ....................              929,425
         9,300  ELSAG Bailey Process
                  Automation N.V.+.................................              253,425
        14,200  First Alert, Inc.+.................................              220,100
         8,500  Gateway 2000 +.....................................              283,687
         4,600  Hadco Corp +.......................................              128,800
         7,600  Heritage Media
                  Corporation, Cl. A+..............................              210,900
         6,600  In Focus Systems +.................................              216,975
        20,200  Informix Corporation+..............................              588,325
        16,600  Integrated Device
                  Technology, Inc.+................................              315,400
         8,800  Kennametal, Inc. ..................................              273,900
         7,500  Loewen Group, Inc. ................................              300,352
        13,500  NetManage + .......................................              275,062
         5,800  PHH Corporation ...................................              253,750
        17,600  Pittston Services Group ...........................              484,000
         4,900  Plantronics Inc. + ................................              163,537
        12,000  Quanex Corp. ......................................              237,000
        13,000  Quantum Corporation+ ..............................              225,875
        11,800  Read-Rite Corporation+ ............................              411,525
        11,400  Silicon Valley Group, Inc.+ .......................              369,075
        18,000  Sotheby's Holdings, Cl. A .........................              249,750
         8,900  Sterling Software, Inc.+ ..........................              410,513
        11,700  SunGard Data System, Inc.+ ........................              321,750
        16,100  Tellabs, Inc.+ ....................................              547,400
         6,700  Thermedics + ......................................              123,113
         8,300  Thermo Electron + .................................              381,800
         9,100  Thiokol Corporation ...............................              315,087
        10,400  VLSI Technology, Inc. + ...........................              244,400
        13,000  Watts Industries, Inc., Cl. A .....................              268,125
         6,050  Zebra Technologies
                  Corporation, Cl. A+..............................              359,975
                                                                           -------------
                                                                              11,823,845
                                                                           -------------

Premier Small Company Stock Fund
---------------------------------------------------------------------------
Statement of Investments (continued)                       October 31, 1995

     Shares     Common Stocks (continued)                                      Value
--------------                                                              ------------
                Consumer Staples--3.6%
         4,400  Avid Technology+ ..................................       $      192,500
        12,900  Dimon Corp ........................................              188,663
        12,400  IBP, Inc. .........................................              742,450
         5,200  Lancaster Colony Corporation ......................              172,900
        15,800  Morningstar Group+ ................................              122,450
         9,800  Robert Mondavi Corporation,
                  Cl. A +..........................................              276,850
                                                                           -------------
                                                                               1,695,813
                                                                           -------------
                Electronics--.5%
        11,650  ECI Telecommunications, Ltd. ......................              221,350
                                                                           -------------

                Energy--5.3%
        18,400  Benton Oil & Gas+ .................................              223,100
         7,000  Holly Corp ........................................              152,250
         7,000  KN Energy, Inc. ...................................              179,375
        22,400  Nabors Industries+ ................................              193,200
        18,500  Pacific Enterprises Company .......................              457,875
         6,300  Petroleum Geo-Services
                  Corporation, ADS+................................              122,062
         9,700  Pogo Producing Company ............................              195,213
         9,700  Seagull Energy Corporation+ .......................              166,113
        10,500  Smith International, Inc.+ ........................              168,000
        15,500  Southwestern Energy Company .......................              193,750
        10,400  Valero Energy .....................................              245,700
         6,300  WICOR Inc.  .......................................              186,637
                                                                           -------------
                                                                               2,483,275
                                                                           -------------
                Finance Companies--.5%
        11,300  Franchise Finance Corp. of
                  America..........................................              238,713
                                                                           -------------

                Health Care--8.6%
         4,600  Cardinal Health, Inc. .............................              236,325
         6,500  Community Health Sytems, Inc.+ ....................              206,375
         3,900  Cordis Corporation+ ...............................              430,950
        11,600  Lincare Holdings, Inc.+ ...........................              288,550
        12,000  MediSense + .......................................              256,500
        21,100  OrNda Healthcorp+ .................................              371,888
         4,400  PacifiCare Health Systems,
                  Cl. B +..........................................              320,100
        15,000  Teva Pharmaceutical
                  Industries, ADR..................................              588,750
         7,800  Universal Health Services,
                  Cl. B +..........................................              292,500
        10,324  Vencor + ..........................................              286,491
        11,000  Vivra Inc.+ .......................................              363,000
         8,216  Watson Pharaceutical + ............................              367,666
                                                                           -------------
                                                                               4,009,095
                                                                           -------------
                Insurance--1.0%
        12,700  Mutual Risk Management, Ltd. ......................       $      468,313
                                                                           -------------

                Interest Sensitive--16.7%
         4,900  ADVANTA Corporation, Cl. B ........................              175,175
         4,900  AMBAC, Inc. .......................................              206,412
        12,400  AMRESCO, Inc. .....................................              131,750
         5,100  BayBanks Inc. .....................................              413,100
         6,200  CMAC Investment ...................................              294,500
         2,900  Columbia First Savings Bank+ ......................              169,650
         6,100  Crestar Financial Corporation .....................              347,700
         5,800  Cullen Frost Bankers ..............................              295,800
         9,350  Edwards (AG) Inc. .................................              238,425
         5,200  First Tennessee National ..........................              278,200
        12,200  Firstar ADR .......................................              431,575
        12,400  Green Tree Financial
                  Corporation......................................              330,150
         9,350  Health Care Properties
                  Investors, Inc...................................              316,731
         5,600  Kimco Realty ......................................              206,500
         9,000  Mercantile Bancorp, Inc. ..........................              396,000
         6,400  Money Stores, Inc. ................................              256,000
         7,820  Old Kent Financial Corporation ....................              299,115
        11,600  Old Republic International
                  Corporation......................................              332,050
        16,900  Peoples Bank of Bridgeport ........................              333,775
         4,900  PXRE Corporation ..................................              124,950
         4,900  RCSB Financial Corp ...............................              109,025
         9,300  Regions Financial Corp ............................              370,837
        29,600  Reliance Group Holdings ...........................              218,300
        14,100  Signet ............................................              334,875
         4,150  Standard Federal
                  Bancorporation...................................              147,325
        11,600  United Companies Financial
                  Corporation......................................              327,700
         9,550  USLIFE Corporation ................................              272,175
        10,500  West One Bancorp...................................              446,250
                                                                           -------------
                                                                               7,804,045
                                                                           -------------

                Mining and Metals--2.4%
         9,200  Brush Wellman, Inc. ...............................              154,100
        10,000  IMCO Recycling, Inc.  .............................              215,000
        10,400  Potash Corporation
                  Saskatchewan, Inc................................              724,100
                                                                           -------------
                                                                               1,093,200
                                                                           -------------

                Retail--.7%
        20,000  Intimate Brands + .................................              335,000
                                                                           -------------

Premier Small Company Stock Fund
---------------------------------------------------------------------------
Statement of Investments (continued)                       October 31, 1995

     Shares     Common Stocks (continued)                                      Value
--------------                                                              ------------
                Transportation--1.7%
         5,700  Air Express International .........................       $      118,275
        21,500  Arkansas Best Corporation  ........................              196,188
         6,700  Illinois Central, Ser. A ..........................              256,275
        13,600  SkyWest Inc........................................              232,900
                                                                           -------------
                                                                                 803,638
                                                                           -------------
                Utilities--6.2%
        17,000  California Energy + ...............................              308,125
        13,250  DQE, Inc. .........................................              364,375
        17,900  Frontier Corp......................................              483,300
        11,800  Illinova Corporation ..............................              334,825
        18,800  LCI International, Inc.+ ..........................              338,400
        20,254  MidAmerican Energy ................................              324,064
        16,100  Pinnacle West Capital
                   Corporation.....................................              442,749
         8,000  Southern Indiana Gas &
                  Electric Company.................................              270,000
                                                                           -------------
                                                                               2,865,838
                                                                           -------------
                TOTAL COMMON STOCKS
                  (Cost $40,607,472)...............................           44,412,341
                                                                           -------------


Principal
 Amount                                                                        Value
----------                                                                 -------------
                REPURCHASE
                  AGREEMENT--6.3%
$2,960,344      Agreement with Goldman
                Sachs & Company Tri Party
                Repurchase Agreement,
                dated 10/31/95 bearing
                5.88% to be repurchased at
                $2,960,028 on 11/1/95,
                collateralized by $2,960,304
                U.S. Treasury Note,
                5.875% due 7/31/97
                (Cost $2,960,344)..................................        $   2,960,344
                                                                           -------------



TOTAL INVESTMENTS
  (Cost $43,567,816)..................................      101.6%           $47,372,685

LIABILITIES, LESS CASH AND
              RECEIVABLES.............................       (1.6%)             (751,099)
                                                            ------         -------------

NET ASSETS ...........................................       100.0%          $46,621,586
                                                            ------         -------------

Note to Statement of Investments;
----------------------------------------------------------------------
+ Non-income producing security.

                    See notes to financial statements.

Premier Small Company Stock Fund
----------------------------------------------------------------------
Statement of Assets and Liabilities                    October 31, 1995

ASSETS:
    Investments in securities, at value (cost $43,567,816)--see Statement of
      Investments (including repurchase agreements of $2,960,344)...........                                $47,372,685
    Cash....................................................................                                      2,560
    Receivable for investment securities sold...............................                                    532,727
    Receivable for Capital Stock sold.......................................                                     76,963
    Dividends and interest receivable.......................................                                     35,666
                                                                                                          -------------
                                                                                                             48,020,601
LIABILITIES:
    Due to The Dreyfus Corporation--Note 2(a)...............................              $     89,893
    Due to Distributor--Note 2(b)...........................................                     1,132
    Payable for investment securities purchased.............................                 1,294,327
    Payable for Capital Stock redeemed......................................                     9,857
    Directors' fees payable--Note 2(c)......................................                     3,806        1,399,015
                                                                                           -----------    -------------
NET ASSETS..................................................................                                $46,621,586
                                                                                                          -------------
                                                                                                          -------------
REPRESENTED BY:
    Paid-in capital.........................................................                                $41,144,301
    Accumulated undistributed investment income--net........................                                     17,573
    Accumulated undistributed net realized gain on investments..............                                  1,654,843
    Accumulated net unrealized appreciation on investments--Note 3..........                                  3,804,869
                                                                                                          -------------

NET ASSETS at value.........................................................                                $46,621,586
                                                                                                          -------------
                                                                                                          -------------
NET ASSET VALUE, per share:
    Class A Shares
      (27 million shares of $.001 par value Capital Stock authorized)
      ($1,358,723 / 103,808 shares of Capital Stock outstanding)............                                     $13.09
                                                                                                                -------
                                                                                                                -------
    Class B Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($1,025,034 / 78,535 shares of Capital Stock outstanding).............                                     $13.05
                                                                                                                -------
                                                                                                                -------
    Class C Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($146,860 / 11,259 shares of Capital Stock outstanding)...............                                     $13.04
                                                                                                                -------
                                                                                                                -------
    Class R Shares
      (41 million shares of $.001 par value Capital Stock authorized)
      ($44,090,969 / 3,366,367 shares of Capital Stock outstanding).........                                     $13.10
                                                                                                                -------
                                                                                                                -------


                                   See notes to financial statements.

Premier Small Company Stock Fund
-------------------------------------------------------------------------
Statement of Operations                       Year ended October 31, 1995

INVESTMENT INCOME:
    Income:
      Cash dividends........................................................               $   263,784
      Interest..............................................................                    97,514
                                                                                          ------------
          Total Income......................................................                                 $  361,298

    Expenses:
      Investment management fee-Note 2(a)...................................                   278,575
      Directors' fees and expenses-Note 2(c)................................                     3,511
      Distribution fee-Note 2(b)............................................                     4,034
      Service Fee-Note 2(b).................................................                       838
                                                                                          ------------
          Total Expenses....................................................                                    286,958
                                                                                                           ------------
          INVESTMENT INCOME-NET.............................................                                     74,340

REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                $1,683,118
    Net unrealized appreciation on investments..............................                 3,736,077
                                                                                          ------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                  5,419,195
                                                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                 $5,493,535
                                                                                                           ------------
                                                                                                           ------------


                              See notes to financial statements.

Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Year Ended October 31,
                                                                                     --------------------------------
                                                                                           1995            1994(1)
                                                                                     --------------    --------------
OPERATIONS:
    Investment income-net................................................            $       74,340    $       18,644
    Net realized gain (loss) on investments..............................                 1,683,118           (28,275)
    Net unrealized appreciation on investments for the year..............                 3,736,077            68,792
                                                                                     --------------    --------------
        Net Increase In Net Assets Resulting From Operations.............                 5,493,535            59,161
                                                                                     --------------    --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A Shares.....................................................                      (550)            --
      Class R Shares.....................................................                   (74,861)            --
                                                                                     --------------    --------------
        Total Dividends..................................................                   (75,411)            --
                                                                                     --------------    --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A  Shares....................................................                 1,410,579            59,219
      Class B Shares.....................................................                   967,580             --
      Class C Shares.....................................................                   149,491             --
      Class R Shares.....................................................                36,992,799        13,289,944
    Dividends reinvested:
      Class A Shares.....................................................                       406             --
      Class R Shares.....................................................                    54,591             --
    Cost of shares redeemed:
      Class A Shares.....................................................                  (272,564)             (300)
      Class B Shares.....................................................                    (9,877)            --
      Class R Shares.....................................................                (8,896,002)       (2,601,565)
                                                                                     --------------    --------------
        Increase In Net Assets From Capital Stock Transactions...........                30,397,003        10,747,298
                                                                                     --------------    --------------
          Total Increase In Net Assets...................................                35,815,127        10,806,459
NET ASSETS:
    Beginning of year....................................................                10,806,459             --
                                                                                     --------------    --------------
    End of year (including undistributed investment income-net:
      $17,573 and $18,644, respectively).................................               $46,621,586       $10,806,459
                                                                                     --------------    --------------
                                                                                     --------------    --------------

                                                                          Shares

                                 ----------------------------------------------------------------------------------
                                                             Class B       Class C
                                      Class A Shares          Shares       Shares             Class R Shares
                                 -----------------------    ---------    ----------       -------------------------
                                                            Year Ended   Year Ended
                                  Year Ended October 31,    October 31,  October 31,        Year Ended October 31,
                                 -----------------------    ----------   ----------       -------------------------
                                    1995      1994(1)(2)      1995(3)      1995(4)           1995        1994(1)(2)
                                 ----------   ----------    ----------   ----------       -----------    ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold................     120,861     5,966         79,297         11,259         3,154,920     1,330,335
    Shares issued for dividends
      reinvested...............          38      --              --            --               5,116          --
    Shares redeemed............     (23,027)      (30)          (762)          --            (861,037)     (262,967)
                                -----------  --------         ------        -------         ---------     ---------
      Net Increase in Shares
        Outstanding............      97,872     5,936         78,535         11,259         2,298,999     1,067,368
                                -----------  --------         ------        -------         ---------     ---------
                                -----------  --------         ------        -------         ---------     ---------

------------
(1) The Fund commenced operations on September 2, 1994.
(2) Effective October 17, 1994, the Fund's Investor shares and Trust shares were redesignated as Class A shares and Class R shares, respectively.
(3) The Fund commenced selling Class B shares on December 19, 1994.
(4) The Fund commenced selling Class C shares on April 30, 1995.

                                   See notes to financial statements.

Premier Small Company Stock Fund
--------------------------------------------------------------------------
Financial Highlights

Reference is made to pages 4, 5, 6 and 7 of the Fund's Prospectus dated March 1, 1996.

                            See notes to financial statements.

Premier Small Company Stock Fund
------------------------------------------------------------------
Financial Highlights (continued)

    Contained below is per share performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated.
This information has been derived from the Fund's financial statements.

                                                                          Class C Shares            Class R Shares
                                                                      ---------------------    ------------------------
                                                                      Year Ended October 31,    Year Ended October 31,
                                                                      ---------------------    ------------------------
PER SHARE DATA:                                                                 1995(1)          1995            1994(2)(3)
                                                                              ------            ------        --------
    Net asset value, beginning of year..............                          $ 9.49            $10.07          $10.00
                                                                              ------            ------          ------
    Investment Operations:
    Investment income (loss)-net....................                            (.01)              .04             .02
    Net realized and unrealized gain on investments.                            3.56              3.04             .05
                                                                              ------            ------          ------
      Total from Investment Operations..............                            3.55              3.08             .07
                                                                              ------            ------          ------

    Distributions;
    Dividends from investment income-net............                             --               (.05)            --
                                                                              ------            ------          ------

    Net asset value, end of year....................                          $13.04            $13.10          $10.07
                                                                              ------            ------          ------
                                                                              ------            ------          ------
TOTAL INVESTMENT RETURN.............................                           37.41%            30.70%            .70%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........                            2.25%(4)         1.25%            1.25%(4)
    Ratio of net investment income to average net assets                        (.65%)(4)         .35%            1.08%(4)
    Portfolio Turnover Rate.........................                           56.00%           56.00%            8.00%
    Net Assets, end of year (000's Omitted).........                         $   147          $44,091          $10,747

---------------

(1) The Fund commenced selling Class C shares on April 30, 1995.
(2) The Fund commenced operations and commenced selling Trust shares on September 2, 1994. Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.
(3) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(4) Annualized.

                    See notes to financial statments.

Premier Small Company Stock Fund
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Premier Small Company Stock Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.
    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    (a) Portfolio Valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued to the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, and sub-custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market

Premier Small Company Stock Fund
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (d) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distributio n requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On November 2, 1995, the Board of Directors declared dividends from net investment income for the Class R shares in the amount of $0.0053 per share payable on November 3, 1995 to shareholders of record on November 2, 1995.
    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2 -- Investment Management Fee and Other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund' average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (b) Distribution and Service Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B

Premier Small Company Stock Fund
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the year ended October 31, 1995, the service fee for Class B and Class C shares was $810 and $28, respectively. For the year ended October 31, 1995, the distribution fee for Class A, Class B and Class C shares was $1,521, $2,429 and $84, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of the majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
          (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3 -- Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $41,314,168 and $12,359,506, respectively.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $3,804,869, consisting of $5,803,153 gross unrealized appreciation and $1,998,284 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Small Company Stock Fund
-------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Premier Small Company Stock Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Small Company Stock Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                 KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995












                              THE DREYFUS/LAUREL FUNDS, INC.
                            (formerly, The Laurel Funds, Inc.)

                                          PART C
                                     OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

      (a)   Financial Statements:

      Included in Part A:

            Financial Highlights for each of the periods indicated.

      Included in Part B:

            The following are incorporated by reference to the Registrant's Annual Reports to Shareholders for the period ended October 31, 1995 filed on January 10, 1996.

      - Report of Independent Auditors

      - Portfolio of Investments

      - Statements of Assets and Liabilities

      - Statements of Operations

      - Statements of Changes in Net Assets

      - Notes to Financial Statements

      (b)   Exhibits:

      1(a) Articles of Incorporation dated July 31, 1987. Filed herewith.

      1(b) Articles Supplementary dated October 15, 1993 increasing authorized capital stock. Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A ("Post-Effective Amendment No. 39") filed on September 22, 1995.

      1(c) Articles of Amendment dated March 31, 1994. Filed herewith.

      1(d) Articles Supplementary dated March 31, 1994 reclassifying shares. Filed herewith.

      1(e) Articles Supplementary dated May 24, 1994 designating and classifying shares. Incorporated by reference to Post-Effective Amendment No. 39.

      1(f) Articles of Amendment dated October 17, 1994. Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.

      1(g) Articles Supplementary dated December 19, 1994 designating classes. Incorporated by reference to Post-Effective Amendment No. 32 filed on December 19, 1994.

      1(h) Articles of Amendment dated June 9, 1995. Incorporated by reference to Post-Effective Amendment No. 39.

      1(i) Articles of Amendment dated August 30, 1995. Incorporated by reference to Post-Effective Amendment No. 39.

      1(j) Articles Supplementary dated August 31, 1995 reclassifying shares. Incorporated by reference to Post-Effective Amendment No. 39.

      1(k) Articles of Amendment dated October 31, 1995 designating and classifying shares. Filed herewith.

      1(1) Articles of Amendment dated November 22, 1995 designating and reclassifying shares filed herewith.

      2 Bylaws. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on August 6, 1987 -- Registration No. 33-16338 ("Registration Statement").

      3           Not Applicable.

      4           Specimen security.  To be filed by amendment.

      5(a) Investment Sub-Advisory Agreement among Mellon Bank, N.A., S.A.M. Finance S.A. and the Registrant for the European Fund. Incorporated by reference to Post-Effective Amendment No. 22 filed on September 3, 1993.

      5(b)        Investment Management Agreement between Mellon Bank, N.A.
                  and the Registrant.  Filed herewith.

      5(c) Investment Sub-Advisory Agreement among Mellon Bank, N.A., S.A.M. Finance S.A. and the Registrant for the International Equity Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.

      5(d) Assignment and Assumption Agreement among Mellon Bank, N.A., The Dreyfus Corporation and the Registrant (relating to Investment Management Agreement). Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.

      5(e) Assignment Agreement among Mellon Bank, N.A., The Dreyfus Corporation, S.A.M. Finance S.A. and the Registrant (relating to Investment Sub-Advisory Agreement for the European Fund). To be filed by amendment.

      5(f) Assignment Agreement among Mellon Bank, N.A., The Dreyfus Corporation, S.A.M. Finance S.A. and the Registrant (relating to Investment Sub-Advisory Agreement for the International Equity Allocation Fund). To be filed by amendment.

      6 Distribution Agreement between Premier Mutual Fund Services, Inc. and the Registrant. Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.

      7           Not Applicable.

      8(a) Custody Agreement with Boston Safe Deposit and Trust Company with respect to the European Fund. Incorporated by reference to Post-Effective Amendment No. 23 filed on December 30, 1993.

      8(b) Custody Agreement between the Registrant and Mellon Bank, N.A. Filed herewith.

      8(c) Supplement to Custody Agreement with Boston Safe Deposit and Trust Company with respect to the European Fund. Incorporated by reference to Post-Effective Amendment No. 29 filed on May 19, 1994.

      8(d) Custody Agreement with Boston Safe Deposit and Trust Company with respect to the International Equity Allocation Fund.
                  To be filed by amendment.

      8(e) Sub-Custodian Agreement between Mellon Bank, N.A. and Boston Safe Deposit and Trust Company. Filed herewith.

      10 Opinion of counsel is incorporated by reference to the Registration Statement and to Post-Effective Amendment No. 32 filed on December 19, 1994. Consent of counsel is filed herewith.

      11          Not Applicable.

      12          Not Applicable.

      13 Letter of Investment Intent. Incorporated by reference to the Registration Statement.

      14          Not Applicable.

      15(a) Restated Distribution Plan (relating to Investor Shares and Class A Shares). Incorporated by reference to
                  Post-Effective Amendment No. 31 filed on December 13, 1994.

      15(b) Form of Distribution and Service Plans (relating to Class B Shares and Class C Shares). Incorporated by reference to Post-Effective Amendment No. 32 filed on December 19, 1994.

      16          Schedule for Computation of Performance Calculation.
                  Incorporated by reference to Post-Effective Amendment No. 26 filed on March 1, 1994.

      18 Rule 18f-3 Plans dated April 26, 1995. Incorporated by reference to Post-Effective Amendment No. 36 filed on May 16, 1995.

      25 Powers of Attorney of the Directors and Officers dated April 5, 1995. Incorporated by reference to Post-Effective Amendment No. 35 filed on April 7, 1995.


Item 25.  Persons Controlled by or Under Common Control with Registrant

      Not Applicable.

Item 26.  Number of Holders of Securities

      Set forth below are the number of recordholders of securities of the Registrant as of January 31, 1996:



                                                            Number of Record Holders

                                                           Investor
Title of Class                                             Class            Class R
Dreyfus International Equity Allocation Fund                  625             119
Dreyfus Disciplined Midcap Stock Fund                         296             104
Dreyfus Institutional S&P 500 Stock Index Fund                              1,234
Dreyfus Disciplined Equity Income Fund                        237              15
Dreyfus European Fund                                         117              96
Dreyfus Money Market Reserves                              14,895             956
Dreyfus U.S. Treasury Reserves                              1,631             263
Dreyfus Municipal Reserves                                    324             657


Title of Class

Dreyfus Institutional Prime Money Market Fund                  170
Dreyfus Institutional U.S. Treasury Money Market Fund           51
Dreyfus Institutional Government Money Market Fund              24


Title of Class                            Class A    Class B   Class C     Class R

Premier Balanced Fund                     146         314        3            109
Premier Small Company Stock Fund          181         142       15            605
Premier Limited Term Income Fund          106          21        1          1,386



Item 27.  Indemnification

      Incorporated by reference to Registration Statement.


Item 28.  Business and Other Connections of Investment Adviser

      The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940, as amended, and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
and Director                  Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++
Chief Investment Officer,     Formerly, Chairman and Chief Executive
Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of
Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus
                                   Service
                                   Corporation*;
                                   Group Retirement Plans Division of
                                   Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President and                 Lion Management, Inc.*;
General Counsel               Secretary:
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+

______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth Fund
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth and Value Funds, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  The Dreyfus/Laurel Funds Trust
          35)  The Dreyfus/Laurel Tax-Free Municipal Funds
          36)  Dreyfus Life and Annuity Index Fund, Inc.
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          57)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          58)  Dreyfus 100% U.S. Treasury Long Term Fund
          59)  Dreyfus 100% U.S. Treasury Money Market Fund
          60)  Dreyfus 100% U.S. Treasury Short Term Fund
          61)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          62)  Dreyfus Pennsylvania Municipal Money Market Fund
          63)  Dreyfus Short-Intermediate Government Fund
          64)  Dreyfus Short-Intermediate Municipal Bond Fund
          65)  Dreyfus Short-Term Income Fund, Inc.
          66)  The Dreyfus Socially Responsible Growth Fund, Inc.
          67)  Dreyfus Strategic Income
          68)  Dreyfus Strategic Investing
          69)  Dreyfus Tax Exempt Cash Management
          70)  The Dreyfus Third Century Fund, Inc.
          71)  Dreyfus Treasury Cash Management
          72)  Dreyfus Treasury Prime Cash Management
          73)  Dreyfus Variable Investment Fund
          74)  Dreyfus-Wilshire Target Funds, Inc.
          75)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          76)  General California Municipal Bond Fund, Inc.
          77)  General California Municipal Money Market Fund
          78)  General Government Securities Money Market Fund, Inc.
          79)  General Money Market Fund, Inc.
          80)  General Municipal Bond Fund, Inc.
          81)  General Municipal Money Market Fund, Inc.
          82)  General New York Municipal Bond Fund, Inc.
          83)  General New York Municipal Money Market Fund
          84)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          85)  Peoples Index Fund, Inc.
          86)  Peoples S&P MidCap Index Fund, Inc.
          87)  Premier Insured Municipal Bond Fund
          88)  Premier California Municipal Bond Fund
          89)  Premier Capital Growth Fund, Inc.
          90)  Premier Global Investing, Inc.
          91)  Premier GNMA Fund
          92)  Premier Growth Fund, Inc.
          93)  Premier Municipal Bond Fund
          94)  Premier New York Municipal Bond Fund
          95)  Premier State Municipal Bond Fund
          96)  Premier Strategic Growth Fund

(b)
                                                              Positions and
Name and principal       Positions and offices with           offices with
business address         the Distributor                      Registrant
__________________       ___________________________          _____________

Marie E. Connolly+       Director, President, Chief           President and
                         Executive Officer and Compliance     Treasurer
                         Officer

Joseph F. Tower, III+    Senior Vice President, Treasurer     Assistant
                         and Chief Financial Officer          Treasurer

John E. Pelletier+       Senior Vice President, General       Vice President
                         Counsel, Secretary and Clerk         and Secretary

Frederick C. Dey++       Senior Vice President                Vice President
                                                              and Assistant
                                                              Treasurer

Eric B. Fischman++       Vice President and Associate         Vice President
                         General Counsel                      and Assistant
                                                              Secretary

Margaret Pardo+          Paralegal                            Assistant
                                                              Secretary

Paul Prescott+           Vice President                       None

Elizabeth Bachman++      Assistant Vice President             Vice President
                                                              and Assistant
                                                              Secretary

Mary Nelson+             Assistant Treasurer                  None

John J. Pyburn++         Assistant Treasurer                  Assistant
                                                              Treasurer

Jean M. O'Leary+         Assistant Secretary and              None
                         Assistant Clerk

John W. Gomez+           Director                             None

William J. Nutt+         Director                             None




________________________________
 + Principal business address is One Exchange Place, Boston, Massachusetts
   02109.
++ Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
              P.O. Box 9671
              Providence, Rhode Island 02940-9671

           2. The Bank of New York
              90 Washington Street
              New York, New York 10286

           3. Dreyfus Transfer, Inc.
              P.O. Box 9671
              Providence, Rhode Island 02903-9671

           4. The Dreyfus Corporation
              200 Park Avenue
              New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (a)      Not Applicable.

  (b) Registrant has elected to include its Management's discussion of fund performance required under Form N-1A, Item 5A in its annual report. Registrant therefore undertakes to provide annual reports without charge to any recipient of a Prospectus who requests the information.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, The Dreyfus/Laurel Funds, Inc. (formerly, The Laurel Funds, Inc.) certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 1st day of March, 1996.




                              THE DREYFUS/LAUREL FUNDS, INC.

                              /s/Marie E. Connolly*
                                 Marie E. Connolly*
                                 President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                 Title                    Date
     ---------                 -----                    ----


     /s/Marie E. Connolly*
     _______________________   President, Treasurer     03/01/96
     Marie E. Connolly


     /s/Francis P. Brennan*
     _______________________   Director,
     Francis P. Brennan        Chairman of the Board    03/01/96


     /s/Ruth Marie Adams*
     _______________________   Director                 03/01/96
     Ruth Marie Adams


     /s/Joseph S. DiMartino*
     _______________________   Director                 03/01/96
     Joseph S. DiMartino


     /s/James M. Fitzgibbons*
     ________________________  Director                 03/01/96
     James M. Fitzgibbons



     /s/Kenneth A. Himmel*
     ________________________  Director                 03/01/96
     Kenneth A. Himmel



     /s/Stephen J. Lockwood*
     ________________________  Director                 03/01/96
     Stephen J. Lockwood



     /s/Roslyn M. Watson*
     ________________________  Director                 03/01/96
     Roslyn M. Watson



     /s/J. Tomlinson Fort*
     ________________________  Director                 03/01/96
     J. Tomlinson Fort



     /s/Arthur L. Goeschel*
     ________________________  Director                 03/01/96
     Arthur L. Goeschel



     /s/Arch S. Jeffery*
     ________________________  Director                 03/01/96
     Arch S. Jeffery



     /s/Robert D. McBride*
     ________________________  Director                 03/01/96
     Robert D. McBride



     /s/John J. Sciullo*
     ________________________  Director                 03/01/96
     John J. Sciullo




*By:  /s/Eric B. Fischman
      ______________________
      Eric B. Fischman,
      Attorney-in-Fact